UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
May 31, 2023
Columbia Select Small Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Small Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Small Cap Value Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	-7.04	3.71	6.64
	Including sales charges		-12.40	2.50	6.01
Advisor Class		11/08/12	-6.79	3.98	6.91
Class C	Excluding sales charges	05/27/99	-7.65	2.96	5.84
	Including sales charges		-8.52	2.96	5.84
Institutional Class		09/27/10	-6.75	3.99	6.91
Institutional 2 Class		11/30/01	-6.75	4.05	7.01
Institutional 3 Class*		10/01/14	-6.69	4.10	6.99
Class R		04/30/03	-7.20	3.56	6.42
Russell 2000 Value Index			-11.50	2.09	6.43
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Small Cap Value Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Common Stocks	99.7
Money Market Funds	0.3
Rights	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2023)
Communication Services	0.3
Consumer Discretionary	12.5
Consumer Staples	2.2
Energy	3.6
Financials	23.1
Health Care	9.3
Industrials	16.3
Information Technology	10.4
Materials	11.3
Real Estate	8.0
Utilities	3.0
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Small Cap Value Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2023, Class A shares of Columbia Select Small Cap Value Fund returned -7.04% excluding sales charges. The Fund outperformed its benchmark, the Russell 2000 Value Index, which returned -11.50% for the same time period.
Market overview
U.S. equities seesawed through the 12-month period ending May 31, 2023, struggling to maintain positive momentum despite frequent rallies that brought major benchmarks above break-even. Although investors grappled with a variety of worries, market trajectory both up and down was driven predominantly by cross currents centered on evolving expectations for inflation and the path of U.S. Federal Reserve (Fed) interest-rate hikes.
Coming into the period, investor confidence had been shaken by persistent inflation that cast doubt on the Fed’s ability to restore price stability without causing a recession. Even though the Fed’s 75 basis point hike in mid-June 2022 had been widely expected and caused little immediate market reaction, its recommitment to fight inflation with more hikes sparked considerable anxiety. (A basis point is 1/100 of a percent.) That anxiety eventually was proven to be well-grounded foresight. In total, the Fed ended up raising rates eight times during the 12 months ended May 31, 2023.
Despite the relatively steady pace of hikes that began to unfold, sentiment occasionally improved as the period progressed. Positives included hints of so-called “peak inflation” and attractive valuations, as well as hopes that China’s economy would reopen after an extended zero-COVID-19 lockdown that gummed up global trade and contributed to cost pressures affecting economies worldwide. Better-than-feared earnings results and guidance helped sentiment, particularly from bellwethers like Alphabet and Microsoft, as well as retailers like Walmart and Target early in the period. But most of the upside was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee announced an anticipated 75 basis point rate hike at the end of July 2022.  What many seemingly heard were hints that rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Chair Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75 basis point hike in September, along with a dot-plot showing no expectations for rate cuts until 2024.
Equities continued to deliver lumpy results and briefly turned higher into the start of 2023 as investors yet again seemed comfortable with the notion of a softer landing based on better-than-expected earnings, as well as constructive inflation and economic data. But that bout of optimism proved short-lived during February 2023, as a blowout January employment report and continued higher-for-longer messaging from the Fed, along with mixed earnings reports and geopolitical uncertainties, weighed on sentiment. Then in March 2023, banking sector turmoil dominated headlines as two banks failed in quick succession. While intervention to guarantee uninsured deposits and to provide emergency liquidity helped to limit any broader banking contagion, regional bank stocks still suffered. However, the bank crisis brought with it a rate reprieve and heightened expectations for a Fed pivot, providing a tailwind for technology and other growth-oriented stocks with future earnings that are made currently more attractive by lower interest rates.
Even though the final rate hike of the period on May 3 brought the target federal funds rate upper bound to 5.25% – a level not seen since mid-2006 – sentiment for high-growth stocks remained intact. Chipmaker NVIDIA was a well-publicized beneficiary of the rosy outlook, and it was among a number of mega-cap stocks that received an additional super-charged boost from surging investor interest in artificial intelligence. But NVIDIA’s May performance, which brought its year-to-date return to nearly 160%, also provided support for pessimistic investors focused on risks posed by narrow leadership underlying the market. That concern was well-founded, considering that the chipmaker and six other stocks – Microsoft, Apple, Amazon, Tesla, Meta and Alphabet – account for roughly a quarter of the S&P 500 Index’s market capitalization and collectively have produced more than 100% of the benchmark’s year-to-date performance in 2023.
Headwinds swirling throughout the end of the period included protracted wrangling between the White House and Republican leaders in efforts to raise the debt ceiling and avoid default on U.S. Treasury obligations.  Lingering fears of more turmoil in the banking sector, dampened China reopening momentum and persistent signs of an imminent recession added heft to downside expectations. Better-than-expected first quarter 2023 earnings reports and upbeat guidance helped offset some of these worries, as did resilient consumer spending and a last-minute agreement in principle on May 27 that would suspend the debt ceiling until January 2025.
Columbia Select Small Cap Value Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Against this backdrop, the broad-market S&P 500 Index delivered a return of 2.92%.  Within the index, the best performers were information technology, communication services and industrials. Real estate and materials stocks fared the worst, dropping more than double digits. Growth stocks, as measured by the Russell 1000 Growth Index, significantly outperformed value stocks, as measured by the Russell 1000 Value Index. Small-cap stocks, as measured by the Russell 2000 Index, and mid-cap stocks, represented by the Russell Midcap Index, each lost over 4.5%.
The Fund’s notable contributors during the period
•	Strong broad-based stock selection was the largest source of the Fund’s outperformance, particularly within the materials, consumer discretionary and information technology sectors.
•	Overall sector allocation also helped relative results. Overweights to information technology and industrials were especially beneficial, as was an underweight to financials. A modest cash allocation throughout the period also helped.
•	Top individual contributors during the period included Extreme Networks, Inc., Texas Roadhouse, Inc., O-I Glass, Inc., Radian Group, Inc. and ATI, Inc.
•	Extreme Networks provides software-driven networking solutions. Shares of the company rose on strong sales growth and increasing backlogs driven by strong and persistent demand, even in the face of an uncertain macro environment, as the company continues to move to cloud-delivered products and expand distribution.
•	Restaurant chain Texas Roadhouse was a strong performer despite ongoing labor and food inflation weighing on margins, factors that were offset by strong demand that helped the company gain share in the casual dining category.
•	Glass packaging maker O-I Glass rose on strong results and favorable guidance driven by increased pricing power and progress the company has made in divesting noncore assets and continuing to deleverage.
•	Specialty insurer Radian Group rebounded from worries over a potential slowdown in new business and rose as investors focused on strong results amid an environment of low defaults and high credit quality.
•	As was the case in the previous reporting period, specialty metals company ATI was a notable outperformer. The company, formerly known as Allegheny Technologies, reported strong results that beat consensus expectations and authorized a new share repurchase program as investors additionally focused on opportunities in global defense, medical, and energy applications.
The Fund’s notable detractors during the period
•	Stock selection within the energy and communication services sectors detracted from relative performance during the period, as did an underweight within the utilities sector.
•	Top individual detractors from relative performance during the period included Pacific Premier Bancorp, Inc., iHeartMedia, Inc., Devon Energy Corp., Patterson-UTI Energy, Inc. and Lincoln National Corp.
•	While the portfolio is underweight regional banks, the bank failures that rocked the industry in the latter part of the period brought the group sharply lower, including California-based Pacific Premier Bancorp.
•	Mass media company iHeartMedia, which was a detractor in the previous period, continued to see pressure from a challenging ad market.
•	Two top performers from the previous period – exploration and production company Devon Energy and equipment and services provider Patterson-UTI Energy – fell in concert as the energy complex struggled with the decline in oil prices.
•	Insurer Lincoln National dropped after reporting a loss owing to a significant charge associated with their annual actuarial assumption review.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that
6	Columbia Select Small Cap Value Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Select Small Cap Value Fund | Annual Report 2023	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	921.10	1,018.55	6.13	6.44	1.28
Advisor Class	1,000.00	1,000.00	922.20	1,019.80	4.94	5.19	1.03
Class C	1,000.00	1,000.00	917.60	1,014.81	9.71	10.20	2.03
Institutional Class	1,000.00	1,000.00	922.10	1,019.80	4.94	5.19	1.03
Institutional 2 Class	1,000.00	1,000.00	922.20	1,020.14	4.60	4.84	0.96
Institutional 3 Class	1,000.00	1,000.00	922.40	1,020.39	4.36	4.58	0.91
Class R	1,000.00	1,000.00	919.80	1,017.40	7.23	7.59	1.51
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
8	Columbia Select Small Cap Value Fund | Annual Report 2023

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.6%
Issuer	Shares	Value ($)
Communication Services 0.3%
Media 0.3%
iHeartMedia, Inc., Class A(a)	530,000	1,256,100
Total Communication Services		1,256,100
Consumer Discretionary 12.5%
Auto Components 4.2%
Atmus Filtration Technologies, Inc.(a)	247,440	5,131,906
Visteon Corp.(a)	100,000	13,358,000
Total		18,489,906
Hotels, Restaurants & Leisure 4.6%
Penn Entertainment, Inc.(a)	44,535	1,115,156
Six Flags Entertainment Corp.(a)	393,383	10,050,936
Texas Roadhouse, Inc.	83,699	9,031,122
Total		20,197,214
Household Durables 1.9%
KB Home	196,665	8,521,495
Textiles, Apparel & Luxury Goods 1.8%
Kontoor Brands, Inc.	195,977	7,674,459
Total Consumer Discretionary		54,883,074
Consumer Staples 2.1%
Food Products 2.1%
Nomad Foods Ltd.(a)	551,731	9,407,014
Total Consumer Staples		9,407,014
Energy 3.6%
Energy Equipment & Services 1.7%
Patterson-UTI Energy, Inc.	764,515	7,446,376
Oil, Gas & Consumable Fuels 1.9%
Devon Energy Corp.	179,397	8,270,202
Total Energy		15,716,578
Financials 23.0%
Banks 11.8%
Axos Financial, Inc.(a)	371,820	14,062,232
First Hawaiian, Inc.	388,838	6,411,939
OceanFirst Financial Corp.	450,000	6,390,000
Pacific Premier Bancorp, Inc.	428,623	8,070,971
Common Stocks (continued)
Issuer	Shares	Value ($)
Popular, Inc.	161,254	9,220,504
Stock Yards Bancorp, Inc.	188,776	7,909,714
Total		52,065,360
Consumer Finance 1.4%
PROG Holdings, Inc.(a)	182,821	5,965,449
Financial Services 3.6%
Radian Group, Inc.	621,310	15,868,258
Insurance 6.2%
CNO Financial Group, Inc.	400,308	8,690,687
Hanover Insurance Group, Inc. (The)	92,753	10,338,249
Kemper Corp.	190,000	8,223,200
Total		27,252,136
Total Financials		101,151,203
Health Care 9.2%
Biotechnology —%
OmniAb, Inc.(a),(b),(c),(d)	9,220	0
OmniAb, Inc.(a),(b),(c),(d)	9,220	0
Total		0
Health Care Equipment & Supplies 4.4%
CONMED Corp.	101,129	12,266,948
LivaNova PLC(a)	165,362	7,322,229
Total		19,589,177
Health Care Providers & Services 2.5%
Tenet Healthcare Corp.(a)	154,894	11,028,453
Life Sciences Tools & Services 1.9%
Syneos Health, Inc.(a)	198,163	8,243,581
Pharmaceuticals 0.4%
Ligand Pharmaceuticals, Inc.(a)	24,316	1,704,065
Total Health Care		40,565,276
Industrials 16.3%
Aerospace & Defense 2.6%
Curtiss-Wright Corp.	72,696	11,490,330
Building Products 2.3%
Zurn Elkay Water Solutions Corp.	453,877	10,216,771
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 1.6%
Waste Connections, Inc.	51,511	7,038,978
Construction & Engineering 1.9%
Primoris Services Corp.	305,421	8,185,283
Electrical Equipment 2.3%
Bloom Energy Corp., Class A(a)	226,774	3,111,339
Regal Rexnord Corp.	54,495	7,078,356
Total		10,189,695
Ground Transportation 2.7%
Knight-Swift Transportation Holdings, Inc.	210,443	11,572,260
Passenger Airlines 0.8%
American Airlines Group, Inc.(a)	532	7,863
Spirit Airlines, Inc.	235,938	3,588,617
Total		3,596,480
Professional Services 2.1%
CACI International, Inc., Class A(a)	31,046	9,289,584
Total Industrials		71,579,381
Information Technology 10.4%
Communications Equipment 6.2%
Extreme Networks, Inc.(a)	733,246	15,104,867
Viavi Solutions, Inc.(a)	1,253,020	12,329,717
Total		27,434,584
Semiconductors & Semiconductor Equipment 4.2%
Kulicke & Soffa Industries, Inc.	163,457	8,643,606
MACOM Technology Solutions Holdings, Inc.(a)	161,679	9,673,255
Total		18,316,861
Total Information Technology		45,751,445
Materials 11.2%
Chemicals 1.7%
Minerals Technologies, Inc.	135,521	7,536,323
Construction Materials 2.6%
Summit Materials, Inc., Class A(a)	362,332	11,460,561
Containers & Packaging 3.8%
O-I Glass, Inc.(a)	815,491	16,896,973
Metals & Mining 3.1%
ATI, Inc.(a)	392,586	13,575,624
Total Materials		49,469,481
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 8.0%
Health Care REITs 1.5%
Physicians Realty Trust	474,453	6,481,028
Hotel & Resort REITs 2.3%
Apple Hospitality REIT, Inc.	700,000	10,171,000
Industrial REITs 1.1%
First Industrial Realty Trust, Inc.	92,636	4,815,219
Specialized REITs 3.1%
Gaming and Leisure Properties, Inc.	139,629	6,721,740
Outfront Media, Inc.	490,000	7,016,800
Total		13,738,540
Total Real Estate		35,205,787
Utilities 3.0%
Electric Utilities 3.0%
Portland General Electric Co.	266,927	13,007,353
Total Utilities		13,007,353
Total Common Stocks (Cost $343,737,504)		437,992,692

Rights —%

Industrials —%
Passenger Airlines —%
American Airlines Escrow(a),(b),(d)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 0.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(e),(f)	1,265,868	1,265,235
Total Money Market Funds (Cost $1,265,081)		1,265,235
Total Investments in Securities (Cost: $345,002,585)		439,257,927
Other Assets & Liabilities, Net		306,906
Net Assets		439,564,833

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Small Cap Value Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At May 31, 2023, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
OmniAb, Inc.	02/13/2015-02/27/2015	9,220	—	—
OmniAb, Inc.	02/13/2015-02/27/2015	9,220	—	—
			—	—

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at May 31, 2023.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	7,014,016	57,763,304	(63,512,239)	154	1,265,235	(2,109)	207,495	1,265,868
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,256,100	—	—	1,256,100
Consumer Discretionary	54,883,074	—	—	54,883,074
Consumer Staples	9,407,014	—	—	9,407,014
Energy	15,716,578	—	—	15,716,578
Financials	101,151,203	—	—	101,151,203
Health Care	40,565,276	—	0*	40,565,276
Industrials	71,579,381	—	—	71,579,381
Information Technology	45,751,445	—	—	45,751,445
Materials	49,469,481	—	—	49,469,481
Real Estate	35,205,787	—	—	35,205,787
Utilities	13,007,353	—	—	13,007,353
Total Common Stocks	437,992,692	—	0*	437,992,692
Rights
Industrials	—	—	0*	0*
Total Rights	—	—	0*	0*
Money Market Funds	1,265,235	—	—	1,265,235
Total Investments in Securities	439,257,927	—	0*	439,257,927

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Small Cap Value Fund | Annual Report 2023

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $343,737,504)	$437,992,692
Affiliated issuers (cost $1,265,081)	1,265,235
Receivable for:
Capital shares sold	204,498
Dividends	501,413
Expense reimbursement due from Investment Manager	350
Prepaid expenses	5,787
Total assets	439,969,975
Liabilities
Payable for:
Capital shares purchased	211,192
Management services fees	10,610
Distribution and/or service fees	2,170
Transfer agent fees	41,099
Compensation of board members	108,902
Other expenses	31,169
Total liabilities	405,142
Net assets applicable to outstanding capital stock	$439,564,833
Represented by
Paid in capital	326,594,387
Total distributable earnings (loss)	112,970,446
Total - representing net assets applicable to outstanding capital stock	$439,564,833
Class A
Net assets	$299,209,016
Shares outstanding	17,272,676
Net asset value per share	$17.32
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.38
Advisor Class
Net assets	$2,657,817
Shares outstanding	126,687
Net asset value per share	$20.98
Class C
Net assets	$2,487,553
Shares outstanding	228,517
Net asset value per share	$10.89
Institutional Class
Net assets	$46,061,853
Shares outstanding	2,238,644
Net asset value per share	$20.58
Institutional 2 Class
Net assets	$2,398,477
Shares outstanding	114,583
Net asset value per share	$20.93
Institutional 3 Class
Net assets	$84,977,931
Shares outstanding	3,897,364
Net asset value per share	$21.80
Class R
Net assets	$1,772,186
Shares outstanding	112,101
Net asset value per share	$15.81
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2023	13

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$10,266,997
Dividends — affiliated issuers	207,495
Foreign taxes withheld	(53,660)
Total income	10,420,832
Expenses:
Management services fees	4,199,119
Distribution and/or service fees
Class A	820,654
Class C	33,624
Class R	8,796
Transfer agent fees
Class A	422,013
Advisor Class	4,710
Class C	4,321
Institutional Class	61,268
Institutional 2 Class	2,089
Institutional 3 Class	6,035
Class R	2,359
Compensation of board members	22,625
Custodian fees	6,117
Printing and postage fees	54,526
Registration fees	129,900
Accounting services fees	30,090
Legal fees	18,824
Compensation of chief compliance officer	93
Other	18,743
Total expenses	5,845,906
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(130,337)
Expense reduction	(500)
Total net expenses	5,715,069
Net investment income	4,705,763
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	33,669,817
Investments — affiliated issuers	(2,109)
Net realized gain	33,667,708
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(73,025,441)
Investments — affiliated issuers	154
Net change in unrealized appreciation (depreciation)	(73,025,287)
Net realized and unrealized loss	(39,357,579)
Net decrease in net assets resulting from operations	$(34,651,816)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Small Cap Value Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$4,705,763	$1,208,520
Net realized gain	33,667,708	13,916,690
Net change in unrealized appreciation (depreciation)	(73,025,287)	(63,613,565)
Net decrease in net assets resulting from operations	(34,651,816)	(48,488,355)
Distributions to shareholders
Net investment income and net realized gains
Class A	(14,237,839)	(25,903,890)
Advisor Class	(129,440)	(200,508)
Class C	(188,057)	(451,603)
Institutional Class	(1,903,491)	(2,351,228)
Institutional 2 Class	(178,392)	(189,237)
Institutional 3 Class	(3,539,160)	(6,407,644)
Class R	(78,461)	(216,248)
Total distributions to shareholders	(20,254,840)	(35,720,358)
Increase (decrease) in net assets from capital stock activity	(30,370,772)	8,016,141
Total decrease in net assets	(85,277,428)	(76,192,572)
Net assets at beginning of year	524,842,261	601,034,833
Net assets at end of year	$439,564,833	$524,842,261
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2023	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	321,236	5,887,121	507,534	10,965,300
Distributions reinvested	770,489	13,984,370	1,178,095	25,423,289
Redemptions	(2,139,697)	(39,208,743)	(1,910,302)	(40,878,780)
Net decrease	(1,047,972)	(19,337,252)	(224,673)	(4,490,191)
Advisor Class
Subscriptions	130,036	2,926,104	49,707	1,274,991
Distributions reinvested	5,717	125,532	7,565	195,996
Redemptions	(155,651)	(3,413,211)	(65,444)	(1,694,723)
Net decrease	(19,898)	(361,575)	(8,172)	(223,736)
Class C
Subscriptions	25,729	301,660	78,662	1,121,908
Distributions reinvested	16,416	187,963	32,495	451,353
Redemptions	(130,156)	(1,494,263)	(122,722)	(1,718,346)
Net decrease	(88,011)	(1,004,640)	(11,565)	(145,085)
Institutional Class
Subscriptions	874,526	19,159,499	1,067,433	26,463,504
Distributions reinvested	87,951	1,894,466	91,784	2,334,077
Redemptions	(872,278)	(18,872,412)	(707,649)	(17,698,937)
Net increase	90,199	2,181,553	451,568	11,098,644
Institutional 2 Class
Subscriptions	129,707	2,795,414	63,596	1,652,752
Distributions reinvested	8,141	178,294	7,314	189,068
Redemptions	(140,134)	(3,028,356)	(112,688)	(2,872,408)
Net decrease	(2,286)	(54,648)	(41,778)	(1,030,588)
Institutional 3 Class
Subscriptions	71,790	1,630,473	447,140	12,070,432
Distributions reinvested	144,097	3,286,854	217,810	5,852,565
Redemptions	(698,740)	(16,349,545)	(537,418)	(14,359,466)
Net increase (decrease)	(482,853)	(11,432,218)	127,532	3,563,531
Class R
Subscriptions	28,516	472,538	34,423	686,829
Distributions reinvested	3,963	65,710	8,864	175,508
Redemptions	(54,230)	(900,240)	(81,587)	(1,618,771)
Net decrease	(21,751)	(361,992)	(38,300)	(756,434)
Total net increase (decrease)	(1,572,572)	(30,370,772)	254,612	8,016,141
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Small Cap Value Fund | Annual Report 2023

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Columbia Select Small Cap Value Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$19.47	0.16	(1.49)	(1.33)	(0.15)	(0.67)	(0.82)
Year Ended 5/31/2022	$22.67	0.03	(1.78)	(1.75)	(0.01)	(1.44)	(1.45)
Year Ended 5/31/2021	$13.83	0.01	9.98	9.99	(0.01)	(1.14)	(1.15)
Year Ended 5/31/2020	$15.83	0.01	(1.99)	(1.98)	(0.02)	(0.00)(d)	(0.02)
Year Ended 5/31/2019	$18.40	0.01	(1.47)	(1.46)	(0.02)	(1.09)	(1.11)
Advisor Class
Year Ended 5/31/2023	$23.40	0.25	(1.80)	(1.55)	(0.20)	(0.67)	(0.87)
Year Ended 5/31/2022	$26.94	0.10	(2.14)	(2.04)	(0.06)	(1.44)	(1.50)
Year Ended 5/31/2021	$16.27	0.07	11.79	11.86	(0.05)	(1.14)	(1.19)
Year Ended 5/31/2020	$18.62	0.06	(2.34)	(2.28)	(0.07)	(0.00)(d)	(0.07)
Year Ended 5/31/2019	$21.38	0.05	(1.69)	(1.64)	(0.03)	(1.09)	(1.12)
Class C
Year Ended 5/31/2023	$12.48	0.02	(0.94)	(0.92)	—	(0.67)	(0.67)
Year Ended 5/31/2022	$15.15	(0.09)	(1.14)	(1.23)	—	(1.44)	(1.44)
Year Ended 5/31/2021	$9.59	(0.08)	6.78	6.70	—	(1.14)	(1.14)
Year Ended 5/31/2020	$11.05	(0.07)	(1.39)	(1.46)	—	(0.00)(d)	(0.00)(d)
Year Ended 5/31/2019	$13.29	(0.09)	(1.06)	(1.15)	—	(1.09)	(1.09)
Institutional Class
Year Ended 5/31/2023	$22.96	0.24	(1.75)	(1.51)	(0.20)	(0.67)	(0.87)
Year Ended 5/31/2022	$26.47	0.09	(2.10)	(2.01)	(0.06)	(1.44)	(1.50)
Year Ended 5/31/2021	$16.00	0.07	11.59	11.66	(0.05)	(1.14)	(1.19)
Year Ended 5/31/2020	$18.31	0.06	(2.30)	(2.24)	(0.07)	(0.00)(d)	(0.07)
Year Ended 5/31/2019	$21.05	0.05	(1.67)	(1.62)	(0.03)	(1.09)	(1.12)
Institutional 2 Class
Year Ended 5/31/2023	$23.35	0.27	(1.81)	(1.54)	(0.21)	(0.67)	(0.88)
Year Ended 5/31/2022	$26.89	0.12	(2.15)	(2.03)	(0.07)	(1.44)	(1.51)
Year Ended 5/31/2021	$16.24	0.08	11.77	11.85	(0.06)	(1.14)	(1.20)
Year Ended 5/31/2020	$18.58	0.07	(2.33)	(2.26)	(0.08)	(0.00)(d)	(0.08)
Year Ended 5/31/2019	$21.33	0.08	(1.70)	(1.62)	(0.04)	(1.09)	(1.13)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Small Cap Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$17.32	(7.04%)	1.31%	1.28%(c)	0.88%	11%	$299,209
Year Ended 5/31/2022	$19.47	(8.35%)	1.28%	1.26%(c)	0.12%	7%	$356,657
Year Ended 5/31/2021	$22.67	74.66%	1.32%	1.28%(c)	0.08%	30%	$420,471
Year Ended 5/31/2020	$13.83	(12.52%)	1.31%	1.31%(c)	0.07%	17%	$281,259
Year Ended 5/31/2019	$15.83	(7.80%)	1.30%	1.30%(c)	0.08%	17%	$379,113
Advisor Class
Year Ended 5/31/2023	$20.98	(6.79%)	1.06%	1.03%(c)	1.11%	11%	$2,658
Year Ended 5/31/2022	$23.40	(8.13%)	1.03%	1.01%(c)	0.37%	7%	$3,430
Year Ended 5/31/2021	$26.94	75.04%	1.07%	1.03%(c)	0.33%	30%	$4,169
Year Ended 5/31/2020	$16.27	(12.32%)	1.06%	1.06%(c)	0.33%	17%	$2,898
Year Ended 5/31/2019	$18.62	(7.50%)	1.04%	1.04%(c)	0.26%	17%	$3,219
Class C
Year Ended 5/31/2023	$10.89	(7.65%)	2.06%	2.03%(c)	0.15%	11%	$2,488
Year Ended 5/31/2022	$12.48	(9.08%)	2.03%	2.01%(c)	(0.62%)	7%	$3,951
Year Ended 5/31/2021	$15.15	73.36%	2.07%	2.03%(c)	(0.66%)	30%	$4,971
Year Ended 5/31/2020	$9.59	(13.18%)	2.06%	2.06%(c)	(0.67%)	17%	$5,402
Year Ended 5/31/2019	$11.05	(8.46%)	2.04%	2.04%(c)	(0.68%)	17%	$9,187
Institutional Class
Year Ended 5/31/2023	$20.58	(6.75%)	1.06%	1.03%(c)	1.12%	11%	$46,062
Year Ended 5/31/2022	$22.96	(8.15%)	1.03%	1.01%(c)	0.37%	7%	$49,338
Year Ended 5/31/2021	$26.47	75.06%	1.07%	1.02%(c)	0.33%	30%	$44,918
Year Ended 5/31/2020	$16.00	(12.31%)	1.06%	1.06%(c)	0.32%	17%	$29,670
Year Ended 5/31/2019	$18.31	(7.53%)	1.04%	1.04%(c)	0.25%	17%	$73,967
Institutional 2 Class
Year Ended 5/31/2023	$20.93	(6.75%)	0.99%	0.96%	1.23%	11%	$2,398
Year Ended 5/31/2022	$23.35	(8.10%)	0.97%	0.95%	0.46%	7%	$2,729
Year Ended 5/31/2021	$26.89	75.16%	0.99%	0.96%	0.39%	30%	$4,265
Year Ended 5/31/2020	$16.24	(12.24%)	0.98%	0.98%	0.36%	17%	$2,841
Year Ended 5/31/2019	$18.58	(7.44%)	0.97%	0.97%	0.40%	17%	$9,678
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$24.28	0.29	(1.88)	(1.59)	(0.22)	(0.67)	(0.89)
Year Ended 5/31/2022	$27.90	0.13	(2.23)	(2.10)	(0.08)	(1.44)	(1.52)
Year Ended 5/31/2021	$16.81	0.10	12.20	12.30	(0.07)	(1.14)	(1.21)
Year Ended 5/31/2020	$19.23	0.09	(2.42)	(2.33)	(0.09)	(0.00)(d)	(0.09)
Year Ended 5/31/2019	$22.03	0.10	(1.77)	(1.67)	(0.04)	(1.09)	(1.13)
Class R
Year Ended 5/31/2023	$17.84	0.11	(1.36)	(1.25)	(0.11)	(0.67)	(0.78)
Year Ended 5/31/2022	$20.94	0.00(d)	(1.64)	(1.64)	(0.02)	(1.44)	(1.46)
Year Ended 5/31/2021	$12.83	0.02	9.23	9.25	—	(1.14)	(1.14)
Year Ended 5/31/2020	$14.71	(0.03)	(1.85)	(1.88)	—	(0.00)(d)	(0.00)(d)
Year Ended 5/31/2019	$17.20	(0.03)	(1.37)	(1.40)	—	(1.09)	(1.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Select Small Cap Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$21.80	(6.69%)	0.93%	0.91%	1.25%	11%	$84,978
Year Ended 5/31/2022	$24.28	(8.05%)	0.92%	0.90%	0.48%	7%	$106,349
Year Ended 5/31/2021	$27.90	75.30%	0.94%	0.89%	0.44%	30%	$118,636
Year Ended 5/31/2020	$16.81	(12.20%)	0.93%	0.93%	0.46%	17%	$11,355
Year Ended 5/31/2019	$19.23	(7.41%)	0.92%	0.92%	0.47%	17%	$13,299
Class R
Year Ended 5/31/2023	$15.81	(7.20%)	1.54%	1.51%(c)	0.66%	11%	$1,772
Year Ended 5/31/2022	$17.84	(8.52%)	1.39%	1.38%(c)	0.02%	7%	$2,388
Year Ended 5/31/2021	$20.94	74.76%	1.26%	1.22%(c)	0.12%	30%	$3,604
Year Ended 5/31/2020	$12.83	(12.76%)	1.56%	1.56%(c)	(0.19%)	17%	$2,579
Year Ended 5/31/2019	$14.71	(7.97%)	1.54%	1.54%(c)	(0.21%)	17%	$5,720
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Annual Report 2023	21

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia Select Small Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Select Small Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Small Cap Value Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
May 31, 2023
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.87% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
24	Columbia Select Small Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $500.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Select Small Cap Value Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
May 31, 2023
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,113,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced. For Class R shares, the Fund currently pays the distribution fees up to the point where the Distributor’s expenses are fully recovered.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	56,695
Class C	—	1.00(b)	278

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.28%	1.28%
Advisor Class	1.03	1.03
Class C	2.03	2.03
Institutional Class	1.03	1.03
Institutional 2 Class	0.96	0.97
Institutional 3 Class	0.91	0.92
Class R	1.53	1.53
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia Select Small Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses and trustees’ deferred compensation. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
4,567,914	15,686,926	20,254,840	1,977,965	33,742,393	35,720,358
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
3,058,416	15,869,279	—	94,149,438
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
345,108,489	133,795,599	(39,646,161)	94,149,438
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $53,800,684 and $92,312,151, respectively, for the year ended May 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Select Small Cap Value Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
May 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant
28	Columbia Select Small Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At May 31, 2023, affiliated shareholders of record owned 73.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia Select Small Cap Value Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
May 31, 2023
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Select Small Cap Value Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Small Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Select Small Cap Value Fund | Annual Report 2023	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$33,134,015
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
32	Columbia Select Small Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Select Small Cap Value Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
34	Columbia Select Small Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Select Small Cap Value Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Select Small Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Select Small Cap Value Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Select Small Cap Value Fund | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN218_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia Select Large Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Value Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 1997
Richard Taft
Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	-5.98	7.36	9.20
	Including sales charges		-11.40	6.09	8.55
Advisor Class		11/08/12	-5.76	7.62	9.47
Class C	Excluding sales charges	05/27/99	-6.68	6.56	8.38
	Including sales charges		-7.61	6.56	8.38
Institutional Class		09/27/10	-5.73	7.63	9.47
Institutional 2 Class		11/30/01	-5.67	7.69	9.55
Institutional 3 Class*		10/01/14	-5.61	7.75	9.56
Class R		04/30/03	-6.22	7.10	8.93
Russell 1000 Value Index			-4.55	6.78	8.42
S&P 500 Index			2.92	11.01	11.99
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Large Cap Value Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Common Stocks	96.7
Money Market Funds	3.2
Preferred Stocks	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2023)
Communication Services	6.9
Consumer Discretionary	3.5
Consumer Staples	3.1
Energy	9.8
Financials	16.4
Health Care	13.4
Industrials	9.8
Information Technology	16.0
Materials	10.7
Utilities	10.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Large Cap Value Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2023, Class A shares of Columbia Select Large Cap Value Fund returned -5.98% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -4.55% for the same time period. The broad-based S&P 500 Index returned 2.92%.
Market overview
U.S. equities seesawed through the 12-month period ending May 31, 2023, struggling to maintain positive momentum despite frequent rallies that brought major benchmarks above break-even. Although investors grappled with a variety of worries, market trajectory both up and down was driven predominantly by cross currents centered on evolving expectations for inflation and the path of U.S. Federal Reserve (Fed) interest-rate hikes.
Coming into the period, investor confidence had been shaken by persistent inflation that cast doubt on the Fed’s ability to restore price stability without causing a recession. Even though the Fed’s 75 basis point hike in mid-June 2022 had been widely expected and caused little immediate market reaction, its recommitment to fight inflation with more hikes sparked considerable anxiety. (A basis point is 1/100 of a percent.) That anxiety eventually was proven to be well-grounded foresight. In total, the Fed ended up raising rates eight times during the 12 months ended May 31, 2023.
Despite the relatively steady pace of hikes that began to unfold, sentiment occasionally improved as the period progressed. Positives included hints of so-called “peak inflation” and attractive valuations, as well as hopes that China’s economy would reopen after an extended zero-COVID-19 lockdown that gummed up global trade and contributed to cost pressures affecting economies worldwide. Better-than-feared earnings results and guidance helped sentiment, particularly from bellwethers like Alphabet and Microsoft, as well as retailers like Walmart and Target early in the period. But most of the upside was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee announced an anticipated 75 basis point rate hike at the end of July 2022.  What many seemingly heard were hints that rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Chair Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75 basis point hike in September, along with a dot-plot showing no expectations for rate cuts until 2024.
Equities continued to deliver lumpy results and briefly turned higher into the start of 2023 as investors yet again seemed comfortable with the notion of a softer landing based on better-than-expected earnings, as well as constructive inflation and economic data. But that bout of optimism proved short-lived during February 2023, as a blowout January employment report and continued higher-for-longer messaging from the Fed, along with mixed earnings reports and geopolitical uncertainties, weighed on sentiment. Then in March 2023, banking sector turmoil dominated headlines as two banks failed in quick succession. While intervention to guarantee uninsured deposits and to provide emergency liquidity helped to limit any broader banking contagion, regional bank stocks still suffered. However, the bank crisis brought with it a rate reprieve and heightened expectations for a Fed pivot, providing a tailwind for technology and other growth-oriented stocks with future earnings that are made currently more attractive by lower interest rates.
Even though the final rate hike of the period on May 3 brought the target federal funds rate upper bound to 5.25% – a level not seen since mid-2006 – sentiment for high-growth stocks remained intact. Chipmaker NVIDIA was a well-publicized beneficiary of the rosy outlook, and it was among a number of mega-cap stocks that received an additional super-charged boost from surging investor interest in artificial intelligence. But NVIDIA’s May performance, which brought its year-to-date return to nearly 160%, also provided support for pessimistic investors focused on risks posed by narrow leadership underlying the market. That concern was well-founded, considering that the chipmaker and six other stocks – Microsoft, Apple, Amazon, Tesla, Meta and Alphabet – account for roughly a quarter of the S&P 500 Index’s market capitalization and collectively have produced more than 100% of the benchmark’s year-to-date performance in 2023.
Headwinds swirling throughout the end of the period included protracted wrangling between the White House and Republican leaders in efforts to raise the debt ceiling and avoid default on U.S. Treasury obligations.  Lingering fears of more turmoil in the banking sector, dampened China reopening momentum and persistent signs of an imminent recession added heft to downside expectations. Better-than-expected first quarter 2023 earnings reports and upbeat guidance helped offset some of these worries, as did resilient consumer spending and a last-minute agreement in principle on May 27 that would suspend the debt ceiling until January 2025.
Columbia Select Large Cap Value Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Against this backdrop, the broad-market S&P 500 Index delivered a return of 2.92%.  Within the index, the best performers were information technology, communication services and industrials. Real estate and materials stocks fared the worst, dropping more than double digits. Growth stocks, as measured by the Russell 1000 Growth Index, significantly outperformed value stocks, as measured by the Russell 1000 Value Index. Small-cap stocks, as measured by the Russell 2000 Index, and mid-cap stocks, represented by the Russell Midcap Index, each lost over 4.5%.
The Fund’s most notable detractors during the period
•	The Fund’s underperformance of its benchmark during the period was driven primarily by overall stock selection, particularly within the industrials, health care and communication services sectors. These results more than offset strong stock selection within the utilities and energy sectors.
•	Significant individual detractors included telecom provider Verizon Communications, Inc., which fell primarily on competitive pressure; Southwest Airlines Co., which was beset by technology problems with its scheduling systems; and medical supplies provider Baxter International, Inc., which was hurt by cost and supply-chain pressures.
The Fund’s most notable contributors during the period
•	Overall sector allocation was a positive for relative results, particularly the Fund’s longstanding overweight to the information technology sector as well as underweights to the real estate and financials sectors. Please note that sector variances are a byproduct of the portfolio’s longstanding bottom-up security selection process.
•	Top individual contributors included California electric utility PG&E Corp., which continued to execute and become a better company while delivering strong earnings growth (another milestone, in our view, came when the stock was added to the S&P 500 Index); subsea oil equipment and services provider TechnipFMC PLC, which rose on strong contract wins despite the general slowdown in energy; and data analytics provider Teradata Corp., which rose as investors appreciated its solid results in transitioning to a cloud-based platform despite an uneven macro environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Select Large Cap Value Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	908.50	1,020.99	3.76	3.98	0.79
Advisor Class	1,000.00	1,000.00	909.60	1,022.24	2.57	2.72	0.54
Class C	1,000.00	1,000.00	905.00	1,017.25	7.31	7.75	1.54
Institutional Class	1,000.00	1,000.00	909.60	1,022.24	2.57	2.72	0.54
Institutional 2 Class	1,000.00	1,000.00	909.90	1,022.59	2.24	2.37	0.47
Institutional 3 Class	1,000.00	1,000.00	910.30	1,022.84	2.00	2.12	0.42
Class R	1,000.00	1,000.00	907.30	1,019.75	4.95	5.24	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Select Large Cap Value Fund | Annual Report 2023	7

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.3%
Issuer	Shares	Value ($)
Communication Services 6.7%
Diversified Telecommunication Services 3.9%
Verizon Communications, Inc.	2,566,857	91,457,115
Interactive Media & Services 2.8%
Alphabet, Inc., Class A(a)	526,407	64,679,628
Total Communication Services		156,136,743
Consumer Discretionary 3.3%
Broadline Retail 0.1%
Qurate Retail, Inc.(a)	2,950,380	2,449,110
Specialty Retail 3.2%
Lowe’s Companies, Inc.	364,997	73,411,847
Total Consumer Discretionary		75,860,957
Consumer Staples 3.0%
Tobacco 3.0%
Philip Morris International, Inc.	785,098	70,666,671
Total Consumer Staples		70,666,671
Energy 9.5%
Energy Equipment & Services 2.8%
TechnipFMC PLC(a)	4,826,863	63,424,980
Oil, Gas & Consumable Fuels 6.7%
Chevron Corp.	295,698	44,538,033
Marathon Petroleum Corp.	476,372	49,976,186
Williams Companies, Inc. (The)	2,137,710	61,266,769
Total		155,780,988
Total Energy		219,205,968
Financials 16.0%
Banks 9.8%
Bank of America Corp.	1,778,666	49,429,128
Citigroup, Inc.	985,553	43,679,709
JPMorgan Chase & Co.	410,901	55,763,375
Wells Fargo & Co.	1,959,678	78,014,781
Total		226,886,993
Capital Markets 1.9%
Morgan Stanley	527,052	43,091,772
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.3%
American International Group, Inc.	988,009	52,196,515
MetLife, Inc.	951,829	47,163,127
Total		99,359,642
Total Financials		369,338,407
Health Care 13.1%
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	1,081,653	44,044,910
Health Care Providers & Services 8.6%
Centene Corp.(a)	809,413	50,515,465
Cigna Group (The)	313,080	77,459,123
Humana, Inc.	142,243	71,387,494
Total		199,362,082
Pharmaceuticals 2.6%
Bristol-Myers Squibb Co.	913,445	58,862,396
Total Health Care		302,269,388
Industrials 9.5%
Aerospace & Defense 2.9%
Raytheon Technologies Corp.	717,240	66,086,494
Ground Transportation 2.6%
CSX Corp.	1,217,970	37,355,140
Union Pacific Corp.	120,980	23,291,069
Total		60,646,209
Machinery 1.4%
Caterpillar, Inc.	160,793	33,083,160
Passenger Airlines 2.6%
Southwest Airlines Co.	2,003,095	59,832,448
Total Industrials		219,648,311
Information Technology 15.6%
Communications Equipment 4.1%
Cisco Systems, Inc.	1,926,495	95,689,007
Electronic Equipment, Instruments & Components 2.6%
Corning, Inc.	1,935,837	59,643,138
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Value Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.8%
Applied Materials, Inc.	537,219	71,611,293
QUALCOMM, Inc.	544,056	61,701,391
Total		133,312,684
Software 3.1%
Teradata Corp.(a)	1,516,304	71,054,005
Total Information Technology		359,698,834
Materials 10.4%
Chemicals 3.8%
FMC Corp.	841,852	87,619,956
Metals & Mining 6.6%
Barrick Gold Corp.	4,765,938	80,449,033
Freeport-McMoRan, Inc.	2,124,143	72,943,071
Total		153,392,104
Total Materials		241,012,060
Utilities 10.2%
Electric Utilities 8.4%
FirstEnergy Corp.	2,355,455	88,070,462
PG&E Corp.(a)	6,284,585	106,460,870
Total		194,531,332
Independent Power and Renewable Electricity Producers 1.8%
AES Corp. (The)	2,036,739	40,205,228
Total Utilities		234,736,560
Total Common Stocks (Cost $1,785,392,315)		2,248,573,899
Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Consumer Discretionary 0.1%
Broadline Retail 0.1%
Qurate Retail, Inc.	8.000%	61,680	2,008,918
Total Consumer Discretionary			2,008,918
Total Preferred Stocks (Cost $11,959,555)			2,008,918

Money Market Funds 3.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(b),(c)	73,611,449	73,574,643
Total Money Market Funds (Cost $73,565,140)		73,574,643
Total Investments in Securities (Cost: $1,870,917,010)		2,324,157,460
Other Assets & Liabilities, Net		(14,498,585)
Net Assets		2,309,658,875

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	68,145,830	456,626,021	(451,206,711)	9,503	73,574,643	(15,956)	3,073,421	73,611,449
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	156,136,743	—	—	156,136,743
Consumer Discretionary	75,860,957	—	—	75,860,957
Consumer Staples	70,666,671	—	—	70,666,671
Energy	219,205,968	—	—	219,205,968
Financials	369,338,407	—	—	369,338,407
Health Care	302,269,388	—	—	302,269,388
Industrials	219,648,311	—	—	219,648,311
Information Technology	359,698,834	—	—	359,698,834
Materials	241,012,060	—	—	241,012,060
Utilities	234,736,560	—	—	234,736,560
Total Common Stocks	2,248,573,899	—	—	2,248,573,899
Preferred Stocks
Consumer Discretionary	2,008,918	—	—	2,008,918
Total Preferred Stocks	2,008,918	—	—	2,008,918
Money Market Funds	73,574,643	—	—	73,574,643
Total Investments in Securities	2,324,157,460	—	—	2,324,157,460
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Value Fund | Annual Report 2023

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,797,351,870)	$2,250,582,817
Affiliated issuers (cost $73,565,140)	73,574,643
Receivable for:
Capital shares sold	2,018,336
Dividends	5,455,121
Foreign tax reclaims	47,659
Expense reimbursement due from Investment Manager	17,859
Prepaid expenses	8,916
Total assets	2,331,705,351
Liabilities
Payable for:
Investments purchased	13,982,588
Capital shares purchased	7,542,668
Management services fees	42,747
Distribution and/or service fees	4,012
Transfer agent fees	317,576
Compensation of board members	102,634
Other expenses	54,251
Total liabilities	22,046,476
Net assets applicable to outstanding capital stock	$2,309,658,875
Represented by
Paid in capital	1,853,790,823
Total distributable earnings (loss)	455,868,052
Total - representing net assets applicable to outstanding capital stock	$2,309,658,875
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2023	11

Statement of Assets and Liabilities  (continued)
May 31, 2023
Class A
Net assets	$316,268,538
Shares outstanding	11,204,057
Net asset value per share	$28.23
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$29.95
Advisor Class
Net assets	$277,251,854
Shares outstanding	9,203,830
Net asset value per share	$30.12
Class C
Net assets	$47,988,043
Shares outstanding	1,899,610
Net asset value per share	$25.26
Institutional Class
Net assets	$1,270,104,139
Shares outstanding	42,866,286
Net asset value per share	$29.63
Institutional 2 Class
Net assets	$218,820,333
Shares outstanding	7,381,892
Net asset value per share	$29.64
Institutional 3 Class
Net assets	$142,580,155
Shares outstanding	4,715,400
Net asset value per share	$30.24
Class R
Net assets	$36,645,813
Shares outstanding	1,325,662
Net asset value per share	$27.64
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Value Fund | Annual Report 2023

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$54,439,423
Dividends — affiliated issuers	3,073,421
Interfund lending	1,062
Foreign taxes withheld	(402,661)
Total income	57,111,245
Expenses:
Management services fees	15,527,963
Distribution and/or service fees
Class A	828,781
Class C	527,104
Class R	188,596
Transfer agent fees
Class A	450,203
Advisor Class	378,405
Class C	71,570
Institutional Class	1,744,230
Institutional 2 Class	113,116
Institutional 3 Class	8,711
Class R	51,185
Compensation of board members	52,403
Custodian fees	13,335
Printing and postage fees	121,456
Registration fees	260,623
Accounting services fees	30,090
Legal fees	43,165
Compensation of chief compliance officer	472
Other	42,696
Total expenses	20,454,104
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(6,557,512)
Fees waived by transfer agent
Institutional 2 Class	(3,250)
Institutional 3 Class	(2,637)
Expense reduction	(440)
Total net expenses	13,890,265
Net investment income	43,220,980
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	8,926,302
Investments — affiliated issuers	(15,956)
Net realized gain	8,910,346
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(192,762,928)
Investments — affiliated issuers	9,503
Net change in unrealized appreciation (depreciation)	(192,753,425)
Net realized and unrealized loss	(183,843,079)
Net decrease in net assets resulting from operations	$(140,622,099)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2023	13

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$43,220,980	$33,584,637
Net realized gain	8,910,346	38,600,950
Net change in unrealized appreciation (depreciation)	(192,753,425)	(38,442,095)
Net increase (decrease) in net assets resulting from operations	(140,622,099)	33,743,492
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,641,037)	(18,325,995)
Advisor Class	(4,490,415)	(13,300,264)
Class C	(370,119)	(2,497,797)
Institutional Class	(20,431,294)	(62,299,783)
Institutional 2 Class	(4,021,634)	(7,212,872)
Institutional 3 Class	(2,072,441)	(9,507,787)
Class R	(442,836)	(1,705,831)
Total distributions to shareholders	(36,469,776)	(114,850,329)
Increase in net assets from capital stock activity	189,465,036	649,934,837
Total increase in net assets	12,373,161	568,828,000
Net assets at beginning of year	2,297,285,714	1,728,457,714
Net assets at end of year	$2,309,658,875	$2,297,285,714
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Value Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,992,659	87,767,333	4,354,921	134,050,372
Distributions reinvested	100,921	3,020,565	390,889	11,679,757
Redemptions	(3,118,453)	(91,693,443)	(2,161,879)	(66,685,107)
Net increase (decrease)	(24,873)	(905,545)	2,583,931	79,045,022
Advisor Class
Subscriptions	4,570,708	139,173,791	3,219,450	105,349,538
Distributions reinvested	136,558	4,356,204	398,853	12,687,523
Redemptions	(2,854,693)	(88,937,384)	(2,242,707)	(73,676,416)
Net increase	1,852,573	54,592,611	1,375,596	44,360,645
Class C
Subscriptions	562,217	14,753,016	878,514	24,361,547
Distributions reinvested	10,957	294,512	73,467	1,971,851
Redemptions	(748,697)	(19,596,336)	(314,442)	(8,677,966)
Net increase (decrease)	(175,523)	(4,548,808)	637,539	17,655,432
Institutional Class
Subscriptions	15,704,346	482,407,414	24,485,149	788,186,172
Distributions reinvested	496,801	15,589,619	1,499,157	46,923,619
Redemptions	(14,716,124)	(449,490,720)	(12,153,756)	(389,305,336)
Net increase	1,485,023	48,506,313	13,830,550	445,804,455
Institutional 2 Class
Subscriptions	5,115,620	160,628,992	3,082,044	100,264,921
Distributions reinvested	128,009	4,016,933	230,277	7,207,675
Redemptions	(3,412,112)	(103,272,932)	(1,796,410)	(58,036,116)
Net increase	1,831,517	61,372,993	1,515,911	49,436,480
Institutional 3 Class
Subscriptions	2,250,603	70,456,330	3,000,498	99,180,752
Distributions reinvested	39,952	1,278,860	203,825	6,504,042
Redemptions	(1,353,118)	(41,972,593)	(3,322,737)	(107,238,483)
Net increase (decrease)	937,437	29,762,597	(118,414)	(1,553,689)
Class R
Subscriptions	375,167	10,788,779	736,352	22,388,901
Distributions reinvested	15,078	442,542	56,698	1,661,253
Redemptions	(376,408)	(10,546,446)	(294,132)	(8,863,662)
Net increase	13,837	684,875	498,918	15,186,492
Total net increase	5,919,991	189,465,036	20,324,031	649,934,837
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$30.44	0.49	(2.29)	(1.80)	(0.38)	(0.03)	(0.41)
Year Ended 5/31/2022	$31.85	0.45	(0.05)	0.40	(0.56)	(1.25)	(1.81)
Year Ended 5/31/2021	$21.50	0.71(d)	11.57	12.28	(0.60)	(1.33)	(1.93)
Year Ended 5/31/2020	$23.28	0.41	(0.38)	0.03	(0.46)	(1.35)	(1.81)
Year Ended 5/31/2019	$25.66	0.41	(1.73)	(1.32)	(0.36)	(0.70)	(1.06)
Advisor Class
Year Ended 5/31/2023	$32.45	0.60	(2.44)	(1.84)	(0.46)	(0.03)	(0.49)
Year Ended 5/31/2022	$33.83	0.57	(0.07)	0.50	(0.63)	(1.25)	(1.88)
Year Ended 5/31/2021	$22.74	0.82(d)	12.25	13.07	(0.65)	(1.33)	(1.98)
Year Ended 5/31/2020	$24.52	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.98	0.50	(1.83)	(1.33)	(0.43)	(0.70)	(1.13)
Class C
Year Ended 5/31/2023	$27.25	0.24	(2.05)	(1.81)	(0.15)	(0.03)	(0.18)
Year Ended 5/31/2022	$28.68	0.19	(0.05)	0.14	(0.32)	(1.25)	(1.57)
Year Ended 5/31/2021	$19.52	0.46(d)	10.45	10.91	(0.42)	(1.33)	(1.75)
Year Ended 5/31/2020	$21.26	0.21	(0.34)	(0.13)	(0.26)	(1.35)	(1.61)
Year Ended 5/31/2019	$23.49	0.20	(1.57)	(1.37)	(0.16)	(0.70)	(0.86)
Institutional Class
Year Ended 5/31/2023	$31.92	0.59	(2.39)	(1.80)	(0.46)	(0.03)	(0.49)
Year Ended 5/31/2022	$33.31	0.55	(0.06)	0.49	(0.63)	(1.25)	(1.88)
Year Ended 5/31/2021	$22.41	0.84(d)	12.04	12.88	(0.65)	(1.33)	(1.98)
Year Ended 5/31/2020	$24.19	0.49	(0.40)	0.09	(0.52)	(1.35)	(1.87)
Year Ended 5/31/2019	$26.63	0.49	(1.80)	(1.31)	(0.43)	(0.70)	(1.13)
Institutional 2 Class
Year Ended 5/31/2023	$31.93	0.61	(2.39)	(1.78)	(0.48)	(0.03)	(0.51)
Year Ended 5/31/2022	$33.32	0.56	(0.05)	0.51	(0.65)	(1.25)	(1.90)
Year Ended 5/31/2021	$22.42	0.91(d)	11.99	12.90	(0.67)	(1.33)	(2.00)
Year Ended 5/31/2020	$24.20	0.50	(0.40)	0.10	(0.53)	(1.35)	(1.88)
Year Ended 5/31/2019	$26.64	0.50	(1.79)	(1.29)	(0.45)	(0.70)	(1.15)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$28.23	(5.98%)	1.08%	0.80%(c)	1.67%	7%	$316,269
Year Ended 5/31/2022	$30.44	1.35%	1.08%	0.79%(c)	1.46%	8%	$341,762
Year Ended 5/31/2021	$31.85	59.28%	1.12%	0.79%(c)	2.74%	29%	$275,301
Year Ended 5/31/2020	$21.50	(0.98%)	1.14%(e)	0.80%(c),(e)	1.70%	18%	$187,746
Year Ended 5/31/2019	$23.28	(5.09%)	1.13%	0.80%(c)	1.64%	21%	$218,458
Advisor Class
Year Ended 5/31/2023	$30.12	(5.76%)	0.83%	0.55%(c)	1.93%	7%	$277,252
Year Ended 5/31/2022	$32.45	1.60%	0.83%	0.54%(c)	1.71%	8%	$238,530
Year Ended 5/31/2021	$33.83	59.64%	0.87%	0.54%(c)	2.99%	29%	$202,134
Year Ended 5/31/2020	$22.74	(0.70%)	0.89%(e)	0.55%(c),(e)	1.96%	18%	$133,966
Year Ended 5/31/2019	$24.52	(4.87%)	0.88%	0.55%(c)	1.89%	21%	$148,935
Class C
Year Ended 5/31/2023	$25.26	(6.68%)	1.83%	1.55%(c)	0.91%	7%	$47,988
Year Ended 5/31/2022	$27.25	0.59%	1.83%	1.54%(c)	0.70%	8%	$56,553
Year Ended 5/31/2021	$28.68	58.03%	1.87%	1.54%(c)	1.97%	29%	$41,236
Year Ended 5/31/2020	$19.52	(1.68%)	1.89%(e)	1.55%(c),(e)	0.94%	18%	$32,781
Year Ended 5/31/2019	$21.26	(5.80%)	1.88%	1.55%(c)	0.87%	21%	$48,824
Institutional Class
Year Ended 5/31/2023	$29.63	(5.73%)	0.83%	0.55%(c)	1.92%	7%	$1,270,104
Year Ended 5/31/2022	$31.92	1.59%	0.83%	0.54%(c)	1.70%	8%	$1,321,063
Year Ended 5/31/2021	$33.31	59.67%	0.87%	0.54%(c)	3.06%	29%	$917,729
Year Ended 5/31/2020	$22.41	(0.71%)	0.89%(e)	0.55%(c),(e)	1.97%	18%	$441,521
Year Ended 5/31/2019	$24.19	(4.86%)	0.88%	0.55%(c)	1.89%	21%	$428,080
Institutional 2 Class
Year Ended 5/31/2023	$29.64	(5.67%)	0.75%	0.47%	1.99%	7%	$218,820
Year Ended 5/31/2022	$31.93	1.65%	0.75%	0.49%	1.73%	8%	$177,246
Year Ended 5/31/2021	$33.32	59.74%	0.81%	0.48%	3.23%	29%	$134,430
Year Ended 5/31/2020	$22.42	(0.66%)	0.82%(e)	0.50%(e)	1.98%	18%	$28,742
Year Ended 5/31/2019	$24.20	(4.80%)	0.82%	0.51%	1.92%	21%	$39,688
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$32.56	0.64	(2.44)	(1.80)	(0.49)	(0.03)	(0.52)
Year Ended 5/31/2022	$33.94	0.60	(0.06)	0.54	(0.67)	(1.25)	(1.92)
Year Ended 5/31/2021	$22.81	0.88(d)	12.26	13.14	(0.68)	(1.33)	(2.01)
Year Ended 5/31/2020	$24.59	0.52	(0.40)	0.12	(0.55)	(1.35)	(1.90)
Year Ended 5/31/2019	$27.05	0.53	(1.83)	(1.30)	(0.46)	(0.70)	(1.16)
Class R
Year Ended 5/31/2023	$29.81	0.40	(2.24)	(1.84)	(0.30)	(0.03)	(0.33)
Year Ended 5/31/2022	$31.24	0.37	(0.05)	0.32	(0.50)	(1.25)	(1.75)
Year Ended 5/31/2021	$21.12	0.67(d)	11.33	12.00	(0.55)	(1.33)	(1.88)
Year Ended 5/31/2020	$22.90	0.34	(0.38)	(0.04)	(0.39)	(1.35)	(1.74)
Year Ended 5/31/2019	$25.25	0.34	(1.69)	(1.35)	(0.30)	(0.70)	(1.00)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2021	$0.19	$0.21	$0.17	$0.19	$0.17	$0.25	$0.19

(e)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Large Cap Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$30.24	(5.61%)	0.70%	0.42%	2.05%	7%	$142,580
Year Ended 5/31/2022	$32.56	1.70%	0.70%	0.44%	1.81%	8%	$123,025
Year Ended 5/31/2021	$33.94	59.79%	0.76%	0.43%	3.22%	29%	$132,235
Year Ended 5/31/2020	$22.81	(0.60%)	0.77%(e)	0.45%(e)	2.06%	18%	$87,839
Year Ended 5/31/2019	$24.59	(4.76%)	0.77%	0.46%	1.98%	21%	$149,956
Class R
Year Ended 5/31/2023	$27.64	(6.22%)	1.33%	1.05%(c)	1.41%	7%	$36,646
Year Ended 5/31/2022	$29.81	1.11%	1.31%	1.02%(c)	1.23%	8%	$39,107
Year Ended 5/31/2021	$31.24	58.97%	1.32%	0.99%(c)	2.62%	29%	$25,393
Year Ended 5/31/2020	$21.12	(1.24%)	1.39%(e)	1.05%(c),(e)	1.43%	18%	$15,554
Year Ended 5/31/2019	$22.90	(5.32%)	1.38%	1.05%(c)	1.39%	21%	$24,725
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Annual Report 2023	19

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia Select Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Select Large Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Select Large Cap Value Fund | Annual Report 2023	21

Notes to Financial Statements  (continued)
May 31, 2023
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.67% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
22	Columbia Select Large Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2022, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $440.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Select Large Cap Value Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
May 31, 2023
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,621,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	373,691
Class C	—	1.00(b)	19,107

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.47	0.49
Institutional 3 Class	0.42	0.44
Class R	1.05	1.05
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to October 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
24	Columbia Select Large Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, earnings and profits distributed to shareholders on the redemption of shares and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,806,658)	(1,136,342)	2,943,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
33,865,020	2,604,756	36,469,776	43,115,087	71,735,242	114,850,329
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
18,328,233	11,527,996	—	426,110,984
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,898,046,476	540,609,230	(114,498,246)	426,110,984
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $377,698,508 and $165,503,079, respectively, for the year ended May 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Select Large Cap Value Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
May 31, 2023
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,850,000	4.17	6
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
26	Columbia Select Large Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Select Large Cap Value Fund | Annual Report 2023	27

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Select Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Select Large Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
28	Columbia Select Large Cap Value Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$13,298,598
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Select Large Cap Value Fund | Annual Report 2023	29

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
30	Columbia Select Large Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
Columbia Select Large Cap Value Fund | Annual Report 2023	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
32	Columbia Select Large Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Select Large Cap Value Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
34	Columbia Select Large Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Select Large Cap Value Fund | Annual Report 2023	35

Columbia Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN216_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia Quality Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Quality Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Quality Income Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2009
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2010
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	-7.78	-0.73	0.64
	Including sales charges		-10.55	-1.35	0.34
Advisor Class		11/08/12	-7.56	-0.49	0.89
Class C	Excluding sales charges	02/14/02	-8.45	-1.48	-0.11
	Including sales charges		-9.35	-1.48	-0.11
Institutional Class		09/27/10	-7.56	-0.45	0.89
Institutional 2 Class		11/08/12	-7.47	-0.40	0.98
Institutional 3 Class*		10/01/14	-7.42	-0.32	0.99
Class R*		03/01/16	-8.02	-0.95	0.37
Bloomberg U.S. Mortgage-Backed Securities Index			-2.68	0.12	1.08
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Quality Income Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Quality Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Asset-Backed Securities — Non-Agency	10.9
Call Option Contracts Purchased	0.7
Commercial Mortgage-Backed Securities - Agency	2.2
Commercial Mortgage-Backed Securities - Non-Agency	5.5
Money Market Funds	2.0
Put Option Contracts Purchased	0.1
Residential Mortgage-Backed Securities - Agency	64.2
Residential Mortgage-Backed Securities - Non-Agency	14.4
Total	100.0
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2023)
AAA rating	69.2
AA rating	4.4
A rating	7.8
BBB rating	9.4
BB rating	2.5
B rating	1.6
CCC rating	0.4
Not rated	4.7
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Quality Income Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At May 31, 2023, 63.24% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended May 31, 2023, Class A shares of Columbia Quality Income Fund returned -7.78% excluding sales charges. The Fund’s benchmark, the Bloomberg U.S. Mortgage-Backed Securities Index, returned -2.68% for the same period.
Market overview
Entering the period, against the backdrop of historically high inflation, the U.S. Federal Reserve (Fed) had ended its program of bond purchases designed to keep longer term borrowing costs low and embarked upon a series of sharp increases in its benchmark overnight lending rate. The central bank would bring the federal funds target rate to a range of 4.25% to 4.50% by the end of 2022, its highest level since the fall of 2007. U.S. consumer price inflation peaked at 9.1% in June of 2022 before beginning to recede modestly over the remainder of the year. Treasury yields moved higher and risk sentiment waned on the Fed’s tightening of policy, weighing broadly on bond market returns.
With signs of inflation moderating, markets began to anticipate an end to the Fed’s rate hiking cycle entering 2023. At its February 1 meeting, the Fed raised short-term rates by a relatively incremental 25 basis points. (A basis point is 1/100 of a percent.) March saw the failure of a pair of U.S. banks and the collapse of Credit Suisse in Europe raise the prospect of a financial crisis, leading Treasury yields to plummet as investors factored in increased recession risks. On March 23, the Fed increased the federal funds target rate by another quarter point, a move that was generally received as a signal that the central bank believed the financial system remained on stable footing. The Fed implemented another 25 basis point increase in early May, bringing the federal funds target rate to the 5.00%-5.25% range. However, the market increasingly viewed a pause in the Fed’s rate hiking cycle as likely, absent monthly inflation data surprising on the upside.
Treasury yields finished the period higher with the 10-year bond ending May 2023 at 3.64%, an increase of 79 basis points relative to its starting point of 2.85% 12 months earlier. Spreads for agency residential mortgage-backed securities (MBS) ended the period at historically attractive levels relative to Treasuries, as the sector was negatively impacted by the Fed’s efforts to reduce its balance sheet after several years of being a major bond buyer.
The Fund’s portfolio turnover rate for the reporting period increased from the previous year. The increased turnover, which is more in line with years prior to the previous year, was due primarily to increased trading by the Fund’s in agency MBS acquired or sold in the "to be announced" (TBA) market.
The Fund’s notable detractors during the period
•	The Fund’s positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity was, by a wide margin, the leading detractor from performance relative to the benchmark. Specifically, the Fund’s above-benchmark duration stance constrained returns as Treasury yields finished the period higher.
•	The Fund’s allocation to commercial MBS weighed on performance, as higher borrowing costs negatively impacted commercial real estate profitability and pressured spreads wider for the sector, most notably with respect to office properties.
The Fund’s notable contributors during the period
•	The Fund’s positioning within non-agency MBS contributed positively to performance versus the benchmark. Fundamentals for the sector held up better than for most other credit-oriented areas of the market, supported by continued relative strength in the housing market despite higher borrowing costs given the rise in Treasury yields.
Columbia Quality Income Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	The Fund’s positioning within pass-through agency MBS contributed positively to performance versus the benchmark. In terms of selection, the Fund was underweight the current, lower-coupon mortgage pools that were most negatively impacted as the Fed moved to end its bond purchase program. The Fund increased its allocation to the agency MBS sector as valuations became notably attractive relative to historical levels.
•	Within asset-backed securities, a focus on the higher end of the capital structure allowed the Fund to earn attractive income while benefiting from relative price stability as investors valued a degree of protection against a potential recession.
Derivative usage
The Fund used three types of derivative securities investments during the period to control risks. The Fund invested in Treasury futures contracts and options on interest rate swaps to manage interest rate risk and protect against market volatility. In addition, the Fund utilized credit default swap options in order to manage credit risk. The Fund’s use of derivatives had a negative impact on results overall.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Quality Income Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,007.40	1,020.24	4.70	4.73	0.94
Advisor Class	1,000.00	1,000.00	1,008.60	1,021.49	3.46	3.48	0.69
Class C	1,000.00	1,000.00	1,003.60	1,016.50	8.44	8.50	1.69
Institutional Class	1,000.00	1,000.00	1,008.60	1,021.49	3.46	3.48	0.69
Institutional 2 Class	1,000.00	1,000.00	1,009.10	1,021.94	3.01	3.02	0.60
Institutional 3 Class	1,000.00	1,000.00	1,009.30	1,022.19	2.76	2.77	0.55
Class R	1,000.00	1,000.00	1,006.10	1,019.00	5.95	5.99	1.19
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Quality Income Fund | Annual Report 2023	7

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 15.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Affirm Asset Securitization Trust(a)
Series 2023-A Class 1A
01/18/2028	6.610%	11,000,000	10,991,461
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/20/2031	6.950%	8,000,000	7,585,656
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	6.960%	6,750,000	6,378,892
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% Floor 1.420% 01/15/2031	6.680%	14,725,000	14,106,300
Lendingpoint Asset Securitization Trust(a)
Series 2022-C Class A
02/15/2030	6.560%	5,391,815	5,382,415
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class B
12/15/2028	1.460%	459,741	458,526
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	2,178,438	2,123,114
Madison Park Funding XVIII Ltd.(a),(b)
Series 2015-18A Class CRR
3-month USD LIBOR + 1.900% Floor 1.900% 10/21/2030	7.161%	17,075,000	16,240,101
Marlette Funding Trust(a)
Series 2023-2A Class A
06/15/2033	6.040%	3,700,000	3,691,513
Subordinated Series 2022-3A Class B
11/15/2032	5.950%	2,000,000	1,984,561
Netcredit Combined Receivables LLC(a),(c)
Series 2023-A Class A
12/20/2027	7.780%	2,983,825	2,953,987
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% Floor 7.250% 10/22/2030	12.523%	2,750,000	2,222,404
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	7.049%	7,000,000	6,793,913
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	352,230	350,508
Series 2021-1 Class B
11/15/2027	2.130%	8,846,353	8,622,914
Series 2021-2 Class NOTE
01/25/2029	3.000%	3,215,785	3,035,948
Series 2021-5 Class A
08/15/2029	1.530%	2,845,331	2,786,137
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	4,549,752	4,261,327
Pagaya AI Debt Trust(a)
Series 2022-5 Class A
06/17/2030	8.096%	7,372,958	7,448,415
Series 2023-3 Class A
12/16/2030	7.600%	5,900,000	5,917,600
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	9,998,678	9,277,170
Subordinated Series 2022-3 Class B
03/14/2030	8.050%	4,999,515	5,003,019
Subordinated Series 2023-1 Class B
07/15/2030	9.435%	4,000,000	3,967,883
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	12.446%	3,000,000	2,879,022
Series 2021-4A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/15/2029	7.010%	12,000,000	11,338,884
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	4,674,678	4,133,397
RR 1 LLC(a),(b)
Series 2017-1A Class A2B
3-month USD LIBOR + 1.600% Floor 1.600% 07/15/2035	6.860%	7,800,000	7,483,203
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% Floor 1.400% 01/15/2030	6.660%	6,500,000	6,345,254
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Quality Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sound Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% Floor 1.750% 04/18/2031	7.012%	10,000,000	9,557,970
Theorem Funding Trust(a)
Series 2022-3A Class A
04/15/2029	7.600%	3,678,921	3,700,452
Series 2023-1A Class A
04/15/2029	7.580%	7,210,390	7,224,566
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	4,000,000	3,814,060
Subordinated Series 2022-1A Class B
02/15/2028	3.100%	9,670,000	9,099,540
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	1,512,096	1,459,597
Series 2021-ST8 Class A
10/20/2029	1.750%	3,650,181	3,449,379
Series 2021-ST9 Class A
11/20/2029	1.700%	2,842,533	2,729,678
Upstart Securitization Trust(a)
Series 2023-1 Class A
02/20/2033	6.590%	2,969,716	2,946,551
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	4,000,000	3,878,875
Total Asset-Backed Securities — Non-Agency (Cost $219,117,394)			211,624,192

Commercial Mortgage-Backed Securities - Agency 3.0%

Federal National Mortgage Association(d)
Series 2017-M15 Class ATS2
11/25/2027	3.154%	12,812,739	12,166,799
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	17,873,935	16,741,337
FRESB Mortgage Trust(d)
Series 2018-SB45 Class A10F (FHLMC)
11/25/2027	3.160%	6,433,141	6,132,293
Government National Mortgage Association(d),(e)
Series 2019-102 Class IB
03/16/2060	0.834%	12,932,566	734,964
Series 2019-109 Class IO
04/16/2060	0.803%	24,303,866	1,338,229
Series 2019-118 Class IO
06/16/2061	0.811%	19,643,929	947,841
Series 2019-131 Class IO
07/16/2061	0.802%	25,258,055	1,371,518
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-134 Class IO
08/16/2061	0.652%	17,295,206	751,918
Series 2019-139 Class IO
11/16/2061	0.636%	19,576,884	856,598
Series 2020-19 Class IO
12/16/2061	0.694%	19,405,531	1,013,842
Series 2020-3 Class IO
02/16/2062	0.615%	19,234,053	887,982
Total Commercial Mortgage-Backed Securities - Agency (Cost $59,788,824)			42,943,321

Commercial Mortgage-Backed Securities - Non-Agency 7.6%

BX Trust(a),(b)
Series 2018-GW Class D
1-month USD LIBOR + 1.770% Floor 1.770% 05/15/2037	6.877%	3,830,000	3,754,060
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	10,400,000	5,503,263
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	4,050,000	1,584,630
Extended Stay America Trust(a),(b)
Series 2021-ESH Class D
1-month USD LIBOR + 2.250% Floor 2.250% 07/15/2038	7.357%	5,842,620	5,667,357
Hilton USA Trust(a),(d)
Series 2016-HHV Class D
11/05/2038	4.194%	8,395,000	7,730,542
Series 2016-HHV Class F
11/05/2038	4.194%	15,500,000	13,821,840
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	5,000,000	3,804,728
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	8,700,000	5,754,238
Home Partners of America Trust(a)
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	19,312,786	17,146,651
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2021-HTL5 Class D
1-month USD LIBOR + 2.515% Floor 2.515% 11/15/2038	7.622%	6,990,000	6,736,605
Morgan Stanley Capital I Trust(a),(d)
Series 2019-MEAD Class D
11/10/2036	3.283%	5,500,000	4,848,292

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Progress Residential Trust(a)
Series 2019-SFR4 Class E
10/17/2036	3.435%	11,000,000	10,332,848
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,000,000	7,428,988
Subordinated Series 2019-SFR3 Class E
09/17/2036	3.369%	5,000,000	4,756,154
Subordinated Series 2019-SFR3 Class F
09/17/2036	3.867%	2,604,000	2,483,226
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	8.607%	6,225,000	5,540,408
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $120,907,311)			106,893,830

Residential Mortgage-Backed Securities - Agency 88.3%

Fannie Mae REMICS
CMO Series 2018-7 Class CD
02/25/2048	3.000%	17,191,442	15,630,227
Federal Home Loan Mortgage Corp.
10/01/2024- 06/01/2039	5.000%	2,303,507	2,327,123
06/01/2030	5.500%	1,336,318	1,336,877
05/01/2036	2.000%	5,980,845	5,361,408
03/01/2042- 11/01/2046	3.500%	33,819,153	31,797,961
11/01/2043- 08/01/2052	3.000%	39,442,041	35,568,917
08/01/2044- 11/01/2048	4.000%	20,489,455	19,723,973
02/01/2051	2.500%	22,773,381	19,707,230
Federal Home Loan Mortgage Corp.(f)
08/01/2041	4.500%	1,776,355	1,768,650
07/01/2052	4.000%	18,992,241	18,078,335
Federal Home Loan Mortgage Corp.(b),(e)
CMO Series 264 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2042	0.843%	3,272,262	320,577
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	0.843%	4,714,556	506,144
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	0.793%	2,055,402	276,212
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4594 Class SA
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 06/15/2046	0.843%	4,243,470	503,536
CMO Series 4620 Class AS
-1.0 x 1-month USD LIBOR + 0.440% 11/15/2042	0.000%	3,828,372	193,508
CMO Series 4935 Class JS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/25/2049	0.912%	7,653,319	1,002,919
CMO Series 4965 Class KS
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 04/25/2050	0.712%	5,625,421	568,957
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/24/2050	0.942%	12,229,166	1,829,074
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	0.912%	15,819,143	2,464,940
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	0.863%	4,526,684	464,708
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	0.893%	1,619,741	172,340
Federal Home Loan Mortgage Corp.(e)
CMO Series 304 Class C69
12/15/2042	4.000%	1,291,633	246,448
CMO Series 4139 Class CI
05/15/2042	3.500%	1,916,491	170,359
CMO Series 4147 Class CI
01/15/2041	3.500%	967,517	37,926
CMO Series 4177 Class IY
03/15/2043	4.000%	3,622,796	571,693
CMO Series 4215 Class IL
07/15/2041	3.500%	335,004	14,239

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Quality Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(d),(e)
CMO Series 4068 Class GI
09/15/2036	0.000%	2,631,969	146,452
CMO Series 4107 Class KS
06/15/2038	0.000%	2,354,229	97,417
Federal Home Loan Mortgage Corp. REMICS(b),(e)
CMO Series 4983 Class SY
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 05/25/2050	0.962%	13,750,546	1,600,031
Federal Home Loan Mortgage Corp. REMICS(e)
CMO Series 5105 Class ID
05/25/2051	3.000%	20,645,842	3,769,431
Federal National Mortgage Association
07/01/2023	6.000%	914	912
11/01/2034- 05/01/2052	3.500%	61,118,197	57,338,024
02/01/2035- 12/01/2040	5.000%	9,820,898	9,910,289
03/01/2036- 08/01/2041	4.500%	8,278,489	8,226,071
06/01/2036- 05/01/2051	2.000%	106,400,092	88,801,865
09/01/2036	6.500%	1,244,173	1,296,557
02/01/2041- 08/01/2052	4.000%	47,776,213	45,717,684
11/01/2046- 08/01/2050	3.000%	80,256,222	72,533,314
12/01/2050- 05/01/2051	2.500%	42,249,762	36,781,956
CMO Series 2017-72 Class B
09/25/2047	3.000%	5,010,708	4,614,741
Federal National Mortgage Association(b),(e)
CMO Series 2005-74 Class NI
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 05/25/2035	0.942%	5,264,390	213,402
CMO Series 2007-54 Class DI
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2037	0.962%	4,369,163	371,205
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	1.080%	944,082	12,977
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	1.012%	7,095,972	852,472
CMO Series 2016-101 Class SK
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2047	0.812%	14,903,641	1,777,346
CMO Series 2016-37 Class SA
-1.0 x 1-month USD LIBOR + 5.850% Cap 5.850% 06/25/2046	0.712%	9,114,581	1,150,195
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	0.862%	12,948,527	1,531,219
CMO Series 2017-3 Class SA
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 02/25/2047	0.862%	11,026,893	1,226,367
CMO Series 2017-51 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	1.012%	8,848,541	1,066,231
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	0.000%	28,590,055	1,237,915
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	1.012%	6,596,413	762,150
CMO Series 2019-33 Class SB
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2049	0.912%	18,440,579	2,121,004
CMO Series 2019-57 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 10/25/2049	0.912%	11,402,248	1,208,942

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-77 Class SP
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 01/25/2050	0.812%	14,661,382	1,894,872
CMO Series 2020-40 Class LS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/25/2050	0.942%	16,963,246	2,677,450
Federal National Mortgage Association(d),(e)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	2,681,221	27
Federal National Mortgage Association(e)
CMO Series 2012-129 Class IC
01/25/2041	3.500%	1,297,424	56,230
CMO Series 2012-133 Class EI
07/25/2031	3.500%	254,251	3,379
CMO Series 2012-134 Class AI
07/25/2040	3.500%	322,101	2,572
CMO Series 2012-144 Class HI
07/25/2042	3.500%	1,780,098	181,356
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,661,185	227,158
CMO Series 2013-16
01/25/2040	3.500%	1,239,990	35,294
CMO Series 2020-55 Class MI
08/25/2050	2.500%	19,783,333	3,089,650
CMO Series 2021-3 Class TI
02/25/2051	2.500%	26,556,859	4,271,291
CMO Series 417 Class C4
02/25/2043	3.500%	6,532,128	1,278,885
Federal National Mortgage Association REMICS(e)
CMO Series 2021-13 Class IO
03/25/2051	3.000%	15,207,546	2,715,348
CMO Series 2021-54 Class LI
04/25/2049	2.500%	21,479,395	2,882,415
Freddie Mac REMICS
CMO Series 4633 Class ZM
11/15/2046	3.000%	6,603,608	5,908,675
CMO Series 5104 Class LH
06/25/2049	2.000%	5,279,817	4,473,673
Government National Mortgage Association
12/15/2031- 02/15/2032	6.500%	134,935	138,284
01/15/2039- 08/20/2040	5.000%	4,615,992	4,703,861
04/20/2051- 05/20/2051	2.500%	77,394,916	65,401,573
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(f)
04/20/2048	4.500%	7,156,404	7,052,537
Government National Mortgage Association(e)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	2,777,122	417,584
CMO Series 2012-129 Class AI
08/20/2037	3.000%	472,067	2,885
CMO Series 2014-131 Class EI
09/16/2039	4.000%	4,839,280	408,976
CMO Series 2015-175 Class AI
10/16/2038	3.500%	11,252,969	1,043,071
CMO Series 2020-129 Class YI
09/20/2050	2.500%	23,811,036	3,117,212
CMO Series 2020-138 Class IN
09/20/2050	2.500%	13,169,451	1,888,673
CMO Series 2020-138 Class JI
09/20/2050	2.500%	28,542,670	4,021,157
CMO Series 2020-142 Class GI
09/20/2050	3.000%	8,559,942	1,170,994
CMO Series 2020-175 Class KI
11/20/2050	2.500%	20,297,371	2,794,725
CMO Series 2020-191 Class TI
12/20/2050	2.500%	9,994,164	1,214,939
CMO Series 2020-191 Class UC
12/20/2050	4.000%	18,198,212	3,106,482
CMO Series 2021-1 Class IB
01/20/2051	2.500%	20,982,080	2,762,163
CMO Series 2021-111 Class AI
06/20/2051	2.500%	19,025,943	2,409,200
CMO Series 2021-119 Class LI
07/20/2051	3.000%	21,522,266	3,253,446
CMO Series 2021-122 Class HI
11/20/2050	2.500%	18,227,909	2,380,115
CMO Series 2021-142 Class IX
08/20/2051	2.500%	24,627,815	3,463,508
CMO Series 2021-146 Class IK
08/20/2051	3.500%	22,573,560	3,840,925
CMO Series 2021-158 Class VI
09/20/2051	3.000%	18,349,239	2,936,858
CMO Series 2021-159 Class IP
09/20/2051	3.000%	14,100,576	2,029,500
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	24,260,093	3,707,008
CMO Series 2021-27 Class IN
02/20/2051	2.500%	12,935,331	1,698,604

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Quality Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-67 Class GI
04/20/2051	3.000%	20,792,203	3,010,093
CMO Series 2021-8 Class BI
01/20/2051	2.500%	18,903,161	2,887,552
CMO Series 2021-8 Class IO
01/20/2051	3.000%	37,415,621	5,777,492
Government National Mortgage Association(b),(e)
CMO Series 2014-131 Class BS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/16/2044	1.095%	9,853,593	1,269,222
CMO Series 2017-170 Class QS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	1.052%	6,457,284	641,876
CMO Series 2018-1 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 01/20/2048	1.052%	7,936,040	799,739
CMO Series 2018-105 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2048	1.052%	6,046,568	517,586
CMO Series 2018-139 Class KS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/20/2048	1.002%	3,847,083	352,780
CMO Series 2018-147 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/20/2048	1.052%	10,048,674	982,952
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	1.002%	7,912,284	835,585
CMO Series 2018-21 Class WS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 02/20/2048	1.052%	7,244,091	851,231
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	1.052%	4,649,881	428,720
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	1.052%	5,290,154	487,323
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	1.052%	7,136,375	832,108
CMO Series 2018-97 Class MS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2048	1.052%	6,246,870	549,394
CMO Series 2019-117 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/20/2049	0.952%	13,803,465	1,538,258
CMO Series 2019-119 Class GS
-1.0 x 1-month USD LIBOR + 6.100% Floor 0.400%, Cap 6.100% 09/20/2049	0.952%	7,746,636	647,509
CMO Series 2019-21 Class SH
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	0.902%	6,804,136	550,942
CMO Series 2019-23 Class SQ
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	0.902%	6,877,676	977,409
CMO Series 2019-43 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/20/2049	0.952%	12,940,857	1,371,522
CMO Series 2019-52 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 04/16/2049	0.945%	15,639,104	2,886,226
CMO Series 2019-92 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/20/2049	0.952%	16,978,957	1,992,739

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2050	1.052%	12,535,396	1,499,122
CMO Series 2020-125 Class AS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/20/2050	1.102%	19,592,234	2,230,772
CMO Series 2020-125 Class SD
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 08/20/2050	1.102%	13,790,627	1,610,460
CMO Series 2020-140 Class SG
-1.0 x 1-month USD LIBOR + 6.350% Cap 6.350% 09/20/2050	1.202%	29,314,811	3,828,174
CMO Series 2020-79 Class S
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/20/2050	0.952%	11,978,743	1,459,252
CMO Series 2021-161 Class SM
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	1.152%	21,735,457	2,646,757
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	0.000%	157,676,456	939,121
CMO Series 2021-46 Class SE
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 03/20/2051	1.152%	24,120,392	2,785,568
Government National Mortgage Association TBA(g)
06/20/2053	3.000%	17,000,000	15,299,668
06/20/2053	4.500%	65,000,000	63,160,449
Uniform Mortgage-Backed Security TBA(g)
06/15/2038	2.500%	20,000,000	18,405,469
06/15/2038- 06/13/2053	3.000%	138,000,000	124,470,129
06/13/2053	2.000%	65,000,000	53,435,379
06/13/2053	3.500%	99,500,000	91,411,738
06/13/2053	4.500%	115,000,000	111,386,035
06/13/2053	5.000%	57,000,000	56,148,340
Total Residential Mortgage-Backed Securities - Agency (Cost $1,357,095,004)			1,240,577,696

Residential Mortgage-Backed Securities - Non-Agency 19.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ajax Mortgage Loan Trust(a),(d)
CMO Series 2021-B Class A
06/25/2066	2.239%	5,017,222	4,704,625
Arroyo Mortgage Trust(a),(d)
CMO Series 2019-3 Class M1
10/25/2048	4.204%	2,900,000	2,458,273
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-3A Class M1C
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	7.088%	5,200,443	5,206,458
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	7.638%	3,313,720	3,322,710
BVRT Financing Trust(a),(b),(c)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	10,000,000	10,000,000
CMO Series 2021-CRT1 Class M3
1-month USD LIBOR + 2.750% Floor 3.000% 01/10/2033	3.000%	2,363,264	2,270,742
CHNGE Mortgage Trust(a),(d)
CMO Series 2022-2 Class A1
03/25/2067	3.757%	7,440,325	6,848,013
CMO Series 2023-1 Class M1
03/25/2058	8.413%	6,144,000	6,084,764
CIM Trust(a),(d)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	3,222,701	3,083,229
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	3,167,559	2,952,544
Citigroup Mortgage Loan Trust, Inc.(a),(d)
CMO Series 2009-11 Class 1A2
02/25/2037	4.425%	165,955	157,144
CMO Series 2014-A Class B2
01/25/2035	5.484%	739,227	721,671
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	3,059,257	2,889,321
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% 01/25/2040	7.188%	2,280,880	2,291,282
CMO Series 2022-R02 Class 2M2
30-day Average SOFR + 3.000% 01/25/2042	7.973%	10,000,000	9,751,304

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Quality Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-R01 Class 2B1
1-month USD LIBOR + 4.350% 07/25/2031	9.488%	11,290,000	11,869,745
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	10.973%	7,000,000	6,549,384
CSMC Trust(a),(d)
CMO Series 2021-JR2 Class A1
11/25/2061	2.215%	2,728,929	2,596,663
CMO Series 2022-NQM1 Class A3
11/25/2066	2.675%	5,397,209	4,418,987
Freddie Mac STACR(b)
CMO Series 2020-CS01 Class M3
1-month USD LIBOR + 0.000% 04/25/2033	4.000%	3,793,017	3,638,094
CMO Series 2020-CS02 Class M4
1-month USD LIBOR + 0.000% 06/25/2033	4.617%	7,300,000	6,929,611
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500% 01/25/2034	10.473%	7,000,000	6,094,410
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b),(c),(h)
CMO Series 2019-CS02 Class M2
1-month USD LIBOR + 0.000% 02/25/2032	4.506%	14,000,000	13,378,750
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	7.573%	6,631,131	6,665,572
Subordinated CMO Series 2022-DNA2 Class B1
30-day Average SOFR + 4.750% 02/25/2042	9.723%	4,500,000	4,366,178
GCAT LLC(a),(d)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	2,325,165	2,116,449
Glebe Funding Trust (The)(a),(c)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	5,538,764	5,137,204
Imperial Fund Mortgage Trust(a),(d)
CMO Series 2021-NQM4 Class A3
01/25/2057	2.450%	8,115,776	6,672,573
Legacy Mortgage Asset Trust(a),(d)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	4,210,041	3,875,077
Mortgage Acquisition Trust I LLC(a),(c)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	4,319,492	3,909,140
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New Residential Mortgage Loan Trust(a),(d),(e)
CMO Series 2014-1A Class AIO
01/25/2054	2.278%	8,816,125	413,913
New Residential Mortgage Loan Trust(a),(d)
CMO Series 2022-NQM2 Class A2
03/27/2062	3.699%	4,420,000	3,430,616
NRZ Excess Spread-Collateralized Notes(a)
CMO Series 2021-GNT1 Class A
11/25/2026	3.474%	4,870,798	4,416,068
OBX Trust(a),(d)
CMO Series 2022-NQM3 Class A2
01/25/2062	3.833%	5,264,000	3,970,359
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/25/2025	8.910%	1,872,762	1,857,598
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2025	7.988%	26,500,000	26,402,944
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	7.788%	26,500,000	26,146,744
Point Securitization Trust(a),(d)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	6,973,590	6,579,444
Preston Ridge Partners Mortgage Trust(a),(d)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	7,803,752	7,479,279
CMO Series 2021-3 Class A1
04/25/2026	1.867%	4,990,987	4,640,130
CMO Series 2022-NQM1 Class M1
08/25/2067	5.488%	6,000,000	5,347,317
Pretium Mortgage Credit Partners(a),(d)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	3,672,373	3,424,407
Radnor Re Ltd.(a),(b)
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	6.823%	1,785,907	1,779,932
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	1,815,096	1,785,552
SG Residential Mortgage Trust(a),(d)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	4,224,000	3,882,827

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Stanwich Mortgage Loan Co. LLC(a),(d)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	6,476,357	5,909,980
Stonnington Mortgage Trust(a),(c),(d)
CMO Series 2020-1 Class A
07/28/2024	3.500%	877,971	864,801
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1B
1-month USD LIBOR + 2.600% Floor 2.600% 10/25/2033	7.738%	6,317,062	6,346,153
Vendee Mortgage Trust(d),(e)
CMO Series 1998-1 Class 2IO
03/15/2028	0.000%	371,115	0
CMO Series 1998-3 Class IO
03/15/2029	0.000%	435,018	0
Verus Securitization Trust(a),(d)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,700,000	5,434,819
CMO Series 2023-INV1 Class M1
02/25/2068	7.653%	4,200,000	4,168,560
Visio Trust(a)
CMO Series 2021-1R Class A3
05/25/2056	1.688%	2,634,929	2,379,260
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $285,012,430)			277,620,620
Call Option Contracts Purchased 1.0%
Value ($)
(Cost $23,834,439)	13,814,158

Put Option Contracts Purchased 0.1%

(Cost $1,540,000)	983,920

Money Market Funds 2.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(i),(j)	39,006,141	38,986,638
Total Money Market Funds (Cost $38,988,697)		38,986,638
Total Investments in Securities (Cost: $2,106,284,099)		1,933,444,375
Other Assets & Liabilities, Net		(528,916,105)
Net Assets		1,404,528,270

At May 31, 2023, securities and/or cash totaling $47,135,146 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	1,825	09/2023	USD	375,636,330	—	(591,914)
U.S. Treasury 5-Year Note	1,500	09/2023	USD	163,617,188	677,362	—
U.S. Treasury 5-Year Note	824	09/2023	USD	89,880,375	—	(170,511)
U.S. Treasury Ultra Bond	186	09/2023	USD	25,458,750	352,766	—
Total					1,030,128	(762,425)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(16)	09/2023	USD	(2,053,500)	—	(18,281)
U.S. Treasury 10-Year Note	(4,895)	09/2023	USD	(560,324,531)	—	(1,966,778)
Total					—	(1,985,059)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Quality Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	90,000,000	90,000,000	2.75	06/26/2023	2,922,749	52,830
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	33,990,000	33,990,000	2.75	07/11/2023	1,189,650	47,304
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	150,000,000	150,000,000	2.00	08/03/2023	2,527,500	47,670
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	50,000,000	50,000,000	3.50	10/27/2023	1,900,000	1,682,260
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	40,000,000	40,000,000	3.50	10/27/2023	1,420,000	1,345,808
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	68,970,000	68,970,000	3.30	11/14/2023	2,207,040	1,800,124
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	185,000,000	185,000,000	3.30	11/30/2023	4,902,500	5,107,091
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	75,000,000	75,000,000	3.00	11/30/2023	2,306,250	1,288,597
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	55,000,000	55,000,000	3.00	12/01/2023	1,897,500	950,274
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	75,000,000	75,000,000	3.00	01/10/2024	2,561,250	1,492,200
Total							23,834,439	13,814,158

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	140,000,000	140,000,000	3.75	08/25/2023	1,540,000	983,920

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(155,000,000)	(155,000,000)	2.90	6/05/2023	(930,000)	(651)
10-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	(100,000,000)	(100,000,000)	2.90	6/05/2023	(750,000)	(420)
Total							(1,680,000)	(1,071)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(52,500,000)	(52,500,000)	3.30	06/15/2023	(359,625)	(677,513)
10-Year OTC interest rate swap with JPMorgan to receive exercise rate and pay SOFR	JPMorgan	USD	(50,000,000)	(50,000,000)	3.30	06/15/2023	(350,000)	(645,250)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(90,000,000)	(90,000,000)	3.25	06/12/2023	(675,000)	(1,339,875)
5-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(115,000,000)	(115,000,000)	3.45	06/01/2023	(540,500)	(564,328)
Total							(1,925,125)	(3,226,966)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
May 31, 2023
Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	16.577	USD	10,000,000	(3,277,607)	5,833	—	(1,183,578)	—	(2,088,196)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	16.577	USD	10,000,000	(3,277,606)	5,833	—	(1,673,234)	—	(1,598,539)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	10,000,000	(3,277,607)	5,833	—	(1,539,866)	—	(1,731,908)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	20,000,000	(6,555,214)	11,667	—	(3,659,968)	—	(2,883,579)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	70.861	USD	5,000,000	(1,066,084)	2,917	—	(262,653)	—	(800,514)
Total								(17,454,118)	32,083	—	(8,319,299)	—	(9,102,736)
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2023, the total value of these securities amounted to $585,570,937, which represents 41.69% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2023.
(c)	Valuation based on significant unobservable inputs.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2023.
(e)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(f)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(g)	Represents a security purchased on a when-issued basis.
(h)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2023, the total value of these securities amounted to $13,378,750, which represents 0.95% of total net assets.
(i)	The rate shown is the seven-day current annualized yield at May 31, 2023.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	50,324,422	865,114,736	(876,450,461)	(2,059)	38,986,638	16,716	2,264,224	39,006,141
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Quality Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	208,670,205	2,953,987	211,624,192
Commercial Mortgage-Backed Securities - Agency	—	42,943,321	—	42,943,321
Commercial Mortgage-Backed Securities - Non-Agency	—	106,893,830	—	106,893,830
Residential Mortgage-Backed Securities - Agency	—	1,240,577,696	—	1,240,577,696
Residential Mortgage-Backed Securities - Non-Agency	—	242,059,983	35,560,637	277,620,620
Call Option Contracts Purchased	—	13,814,158	—	13,814,158
Put Option Contracts Purchased	—	983,920	—	983,920
Money Market Funds	38,986,638	—	—	38,986,638
Total Investments in Securities	38,986,638	1,855,943,113	38,514,624	1,933,444,375
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	1,030,128	—	—	1,030,128
Liability
Futures Contracts	(2,747,484)	—	—	(2,747,484)
Call Option Contracts Written	—	(1,071)	—	(1,071)
Put Option Contracts Written	—	(3,226,966)	—	(3,226,966)
Swap Contracts	—	(9,102,736)	—	(9,102,736)
Total	37,269,282	1,843,612,340	38,514,624	1,919,396,246
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2023 ($)
Asset-Backed Securities — Non-Agency	2,468,000	(740,792)	1,712,581	(1,609,347)	3,464,720	(2,341,175)	-	-	2,953,987
Residential Mortgage-Backed Securities — Non-Agency	68,153,339	78,569	84,427	(197,478)	13,181,875	(45,740,095)	-	-	35,560,637
Total	70,621,339	(662,223)	1,797,008	(1,806,825)	16,646,595	(48,081,270)	-	-	38,514,624
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2023 was $(277,707), which is comprised of Asset-Backed Securities — Non-Agency of $(1,070) and Residential Mortgage-Backed Securities — Non-Agency of $(276,637).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Quality Income Fund | Annual Report 2023

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,041,920,963)	$1,879,659,659
Affiliated issuers (cost $38,988,697)	38,986,638
Option contracts purchased (cost $25,374,439)	14,798,078
Cash collateral held at broker for:
Swap contracts	6,296,000
Option contracts written	1,190,000
TBA	15,921,000
Other(a)	13,180,000
Receivable for:
Investments sold	1,904
Capital shares sold	4,251,946
Dividends	194,856
Interest	6,055,732
Variation margin for futures contracts	1,592,698
Expense reimbursement due from Investment Manager	565
Prepaid expenses	11,127
Total assets	1,982,140,203
Liabilities
Option contracts written, at value (premiums received $3,605,125)	3,228,037
Due to custodian	38,769
Unrealized depreciation on swap contracts	9,102,736
Upfront receipts on swap contracts	8,319,299
Payable for:
Investments purchased	4,902,500
Investments purchased on a delayed delivery basis	543,154,895
Capital shares purchased	2,314,368
Distributions to shareholders	4,049,127
Variation margin for futures contracts	2,154,562
Management services fees	18,798
Distribution and/or service fees	1,924
Transfer agent fees	84,026
Compensation of board members	183,642
Other expenses	59,250
Total liabilities	577,611,933
Net assets applicable to outstanding capital stock	$1,404,528,270
Represented by
Paid in capital	1,811,930,883
Total distributable earnings (loss)	(407,402,613)
Total - representing net assets applicable to outstanding capital stock	$1,404,528,270
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2023	21

Statement of Assets and Liabilities  (continued)
May 31, 2023
Class A
Net assets	$252,442,081
Shares outstanding	14,109,754
Net asset value per share	$17.89
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.44
Advisor Class
Net assets	$20,432,226
Shares outstanding	1,142,655
Net asset value per share	$17.88
Class C
Net assets	$6,736,517
Shares outstanding	375,897
Net asset value per share	$17.92
Institutional Class
Net assets	$291,133,912
Shares outstanding	16,282,443
Net asset value per share	$17.88
Institutional 2 Class
Net assets	$18,400,461
Shares outstanding	1,029,102
Net asset value per share	$17.88
Institutional 3 Class
Net assets	$813,449,064
Shares outstanding	45,676,117
Net asset value per share	$17.81
Class R
Net assets	$1,934,009
Shares outstanding	108,179
Net asset value per share	$17.88

(a)	Includes collateral related to option contracts written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Quality Income Fund | Annual Report 2023

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — affiliated issuers	$2,264,224
Interest	59,059,220
Interfund lending	2,597
Total income	61,326,041
Expenses:
Management services fees	7,391,344
Distribution and/or service fees
Class A	698,976
Class C	90,060
Class R	11,222
Transfer agent fees
Class A	447,751
Advisor Class	40,636
Class C	14,345
Institutional Class	445,162
Institutional 2 Class	12,049
Institutional 3 Class	54,135
Class R	3,585
Compensation of board members	39,177
Custodian fees	33,488
Printing and postage fees	62,042
Registration fees	129,733
Accounting services fees	50,490
Legal fees	32,493
Interest on collateral	308,958
Compensation of chief compliance officer	288
Other	35,155
Total expenses	9,901,089
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(150,409)
Fees waived by transfer agent
Institutional 2 Class	(573)
Expense reduction	(3,838)
Total net expenses	9,746,269
Net investment income	51,579,772
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(45,519,429)
Investments — affiliated issuers	16,716
Futures contracts	(53,097,921)
Option contracts purchased	1,405,305
Option contracts written	(11,922,830)
Swap contracts	1,203,575
Net realized loss	(107,914,584)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(46,291,418)
Investments — affiliated issuers	(2,059)
Futures contracts	(2,086,032)
Option contracts purchased	(20,548,159)
Option contracts written	13,348,848
Swap contracts	(11,011,999)
Net change in unrealized appreciation (depreciation)	(66,590,819)
Net realized and unrealized loss	(174,505,403)
Net decrease in net assets resulting from operations	$(122,925,631)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2023	23

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$51,579,772	$50,609,909
Net realized loss	(107,914,584)	(97,561,435)
Net change in unrealized appreciation (depreciation)	(66,590,819)	(180,617,511)
Net decrease in net assets resulting from operations	(122,925,631)	(227,569,037)
Distributions to shareholders
Net investment income and net realized gains
Class A	(9,074,287)	(6,748,034)
Advisor Class	(880,873)	(1,139,219)
Class C	(219,813)	(167,123)
Institutional Class	(9,686,621)	(9,277,490)
Institutional 2 Class	(748,007)	(732,645)
Institutional 3 Class	(32,489,042)	(25,074,485)
Class R	(66,598)	(68,666)
Total distributions to shareholders	(53,165,241)	(43,207,662)
Decrease in net assets from capital stock activity	(137,560,068)	(284,593,108)
Total decrease in net assets	(313,650,940)	(555,369,807)
Net assets at beginning of year	1,718,179,210	2,273,549,017
Net assets at end of year	$1,404,528,270	$1,718,179,210
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Quality Income Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,237,581	22,888,404	1,984,813	43,861,129
Distributions reinvested	377,554	6,899,532	237,245	5,181,270
Redemptions	(3,656,607)	(67,159,893)	(4,849,505)	(106,035,059)
Net decrease	(2,041,472)	(37,371,957)	(2,627,447)	(56,992,660)
Advisor Class
Subscriptions	172,987	3,219,521	1,072,876	24,027,547
Distributions reinvested	44,442	813,510	48,850	1,069,711
Redemptions	(756,211)	(14,014,640)	(2,179,374)	(46,789,753)
Net decrease	(538,782)	(9,981,609)	(1,057,648)	(21,692,495)
Class C
Subscriptions	39,114	699,440	193,529	4,361,303
Distributions reinvested	10,502	192,292	6,913	151,525
Redemptions	(316,090)	(5,841,171)	(337,886)	(7,365,751)
Net decrease	(266,474)	(4,949,439)	(137,444)	(2,852,923)
Institutional Class
Subscriptions	8,082,005	145,972,237	4,371,659	97,210,740
Distributions reinvested	487,810	8,896,781	323,956	7,078,900
Redemptions	(8,867,877)	(165,802,392)	(10,864,871)	(234,639,662)
Net decrease	(298,062)	(10,933,374)	(6,169,256)	(130,350,022)
Institutional 2 Class
Subscriptions	325,675	6,196,472	520,816	11,500,378
Distributions reinvested	40,916	746,854	33,348	731,318
Redemptions	(570,581)	(10,584,594)	(1,119,144)	(24,603,407)
Net decrease	(203,990)	(3,641,268)	(564,980)	(12,371,711)
Institutional 3 Class
Subscriptions	13,451,351	246,359,545	7,256,559	159,522,579
Distributions reinvested	1,726,527	31,403,957	1,097,694	23,824,955
Redemptions	(19,004,495)	(347,832,471)	(11,505,626)	(241,592,634)
Net decrease	(3,826,617)	(70,068,969)	(3,151,373)	(58,245,100)
Class R
Subscriptions	4,998	90,915	14,878	331,816
Distributions reinvested	3,621	66,162	3,134	68,664
Redemptions	(41,610)	(770,529)	(116,899)	(2,488,677)
Net decrease	(32,991)	(613,452)	(98,887)	(2,088,197)
Total net decrease	(7,208,388)	(137,560,068)	(13,807,035)	(284,593,108)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2023	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$20.05	0.58	(2.14)	(1.56)	(0.60)	—	(0.60)
Year Ended 5/31/2022	$22.86	0.46	(2.89)	(2.43)	(0.38)	—	(0.38)
Year Ended 5/31/2021(e)	$22.20	0.61	1.00	1.61	(0.68)	(0.27)	(0.95)
Year Ended 5/31/2020(e)	$22.10	0.56	0.06	0.62	(0.52)	—	(0.52)
Year Ended 5/31/2019(e)	$21.35	0.64	0.63	1.27	(0.52)	—	(0.52)
Advisor Class
Year Ended 5/31/2023	$20.04	0.63	(2.14)	(1.51)	(0.65)	—	(0.65)
Year Ended 5/31/2022	$22.84	0.51	(2.87)	(2.36)	(0.44)	—	(0.44)
Year Ended 5/31/2021(e)	$22.19	0.67	0.99	1.66	(0.74)	(0.27)	(1.01)
Year Ended 5/31/2020(e)	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019(e)	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Class C
Year Ended 5/31/2023	$20.08	0.44	(2.13)	(1.69)	(0.47)	—	(0.47)
Year Ended 5/31/2022	$22.90	0.29	(2.89)	(2.60)	(0.22)	—	(0.22)
Year Ended 5/31/2021(e)	$22.24	0.44	1.00	1.44	(0.51)	(0.27)	(0.78)
Year Ended 5/31/2020(e)	$22.14	0.40	0.06	0.46	(0.36)	—	(0.36)
Year Ended 5/31/2019(e)	$21.39	0.48	0.63	1.11	(0.36)	—	(0.36)
Institutional Class
Year Ended 5/31/2023	$20.04	0.63	(2.14)	(1.51)	(0.65)	—	(0.65)
Year Ended 5/31/2022	$22.84	0.51	(2.87)	(2.36)	(0.44)	—	(0.44)
Year Ended 5/31/2021(e)	$22.19	0.66	1.00	1.66	(0.74)	(0.27)	(1.01)
Year Ended 5/31/2020(e)	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019(e)	$21.34	0.68	0.67	1.35	(0.60)	—	(0.60)
Institutional 2 Class
Year Ended 5/31/2023	$20.04	0.64	(2.13)	(1.49)	(0.67)	—	(0.67)
Year Ended 5/31/2022	$22.84	0.53	(2.88)	(2.35)	(0.45)	—	(0.45)
Year Ended 5/31/2021(e)	$22.19	0.68	1.00	1.68	(0.76)	(0.27)	(1.03)
Year Ended 5/31/2020(e)	$22.09	0.64	0.06	0.70	(0.60)	—	(0.60)
Year Ended 5/31/2019(e)	$21.35	0.72	0.62	1.34	(0.60)	—	(0.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Quality Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$17.89	(7.78%)	0.95%(c)	0.93%(c),(d)	3.14%	341%	$252,442
Year Ended 5/31/2022	$20.05	(10.74%)	0.89%(c)	0.89%(c),(d)	2.06%	207%	$323,845
Year Ended 5/31/2021(e)	$22.86	7.36%	0.91%(c)	0.90%(c),(d)	2.69%	319%	$429,196
Year Ended 5/31/2020(e)	$22.20	2.81%	0.92%(c)	0.90%(c),(d)	2.61%	326%	$421,105
Year Ended 5/31/2019(e)	$22.10	6.12%	0.93%(c)	0.92%(c),(d)	2.96%	302%	$453,821
Advisor Class
Year Ended 5/31/2023	$17.88	(7.56%)	0.70%(c)	0.68%(c),(d)	3.37%	341%	$20,432
Year Ended 5/31/2022	$20.04	(10.49%)	0.64%(c)	0.64%(c),(d)	2.30%	207%	$33,695
Year Ended 5/31/2021(e)	$22.84	7.53%	0.66%(c)	0.65%(c),(d)	2.94%	319%	$62,560
Year Ended 5/31/2020(e)	$22.19	3.25%	0.67%(c)	0.65%(c),(d)	2.87%	326%	$99,749
Year Ended 5/31/2019(e)	$22.09	6.21%	0.68%(c)	0.67%(c),(d)	3.22%	302%	$90,690
Class C
Year Ended 5/31/2023	$17.92	(8.45%)	1.69%(c)	1.68%(c),(d)	2.36%	341%	$6,737
Year Ended 5/31/2022	$20.08	(11.44%)	1.64%(c)	1.64%(c),(d)	1.31%	207%	$12,902
Year Ended 5/31/2021(e)	$22.90	6.54%	1.66%(c)	1.65%(c),(d)	1.94%	319%	$17,854
Year Ended 5/31/2020(e)	$22.24	2.23%	1.67%(c)	1.66%(c),(d)	1.86%	326%	$21,452
Year Ended 5/31/2019(e)	$22.14	5.14%	1.68%(c)	1.67%(c),(d)	2.20%	302%	$22,792
Institutional Class
Year Ended 5/31/2023	$17.88	(7.56%)	0.70%(c)	0.68%(c),(d)	3.40%	341%	$291,134
Year Ended 5/31/2022	$20.04	(10.49%)	0.64%(c)	0.64%(c),(d)	2.30%	207%	$332,225
Year Ended 5/31/2021(e)	$22.84	7.53%	0.66%(c)	0.65%(c),(d)	2.93%	319%	$519,577
Year Ended 5/31/2020(e)	$22.19	3.25%	0.67%(c)	0.65%(c),(d)	2.86%	326%	$522,050
Year Ended 5/31/2019(e)	$22.09	6.41%	0.68%(c)	0.67%(c),(d)	3.23%	302%	$603,089
Institutional 2 Class
Year Ended 5/31/2023	$17.88	(7.47%)	0.60%(c)	0.59%(c)	3.49%	341%	$18,400
Year Ended 5/31/2022	$20.04	(10.41%)	0.56%(c)	0.56%(c)	2.37%	207%	$24,711
Year Ended 5/31/2021(e)	$22.84	7.62%	0.57%(c)	0.56%(c)	2.99%	319%	$41,073
Year Ended 5/31/2020(e)	$22.19	3.35%	0.58%(c)	0.56%(c)	2.96%	326%	$30,795
Year Ended 5/31/2019(e)	$22.09	6.32%	0.58%(c)	0.56%(c)	3.34%	302%	$37,589
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2023	27

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$19.96	0.65	(2.13)	(1.48)	(0.67)	—	(0.67)
Year Ended 5/31/2022	$22.75	0.54	(2.87)	(2.33)	(0.46)	—	(0.46)
Year Ended 5/31/2021(e)	$22.10	0.69	0.99	1.68	(0.76)	(0.27)	(1.03)
Year Ended 5/31/2020(e)	$22.00	0.68	0.06	0.74	(0.64)	—	(0.64)
Year Ended 5/31/2019(e)	$21.25	0.72	0.63	1.35	(0.60)	—	(0.60)
Class R
Year Ended 5/31/2023	$20.04	0.53	(2.13)	(1.60)	(0.56)	—	(0.56)
Year Ended 5/31/2022	$22.84	0.40	(2.87)	(2.47)	(0.33)	—	(0.33)
Year Ended 5/31/2021(e)	$22.18	0.54	1.01	1.55	(0.62)	(0.27)	(0.89)
Year Ended 5/31/2020(e)	$22.08	0.52	0.06	0.58	(0.48)	—	(0.48)
Year Ended 5/31/2019(e)	$21.33	0.60	0.63	1.23	(0.48)	—	(0.48)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2023	5/31/2022	5/31/2021	5/31/2020	5/31/2019
Class A	0.02%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Advisor Class	0.02%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class C	0.02%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional Class	0.02%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional 2 Class	0.02%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Institutional 3 Class	0.02%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class R	0.02%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Quality Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$17.81	(7.42%)	0.54%(c)	0.54%(c)	3.54%	341%	$813,449
Year Ended 5/31/2022	$19.96	(10.38%)	0.51%(c)	0.51%(c)	2.45%	207%	$987,973
Year Ended 5/31/2021(e)	$22.75	7.64%	0.52%(c)	0.52%(c)	3.05%	319%	$1,197,807
Year Ended 5/31/2020(e)	$22.10	3.40%	0.53%(c)	0.51%(c)	3.01%	326%	$729,991
Year Ended 5/31/2019(e)	$22.00	6.58%	0.52%(c)	0.51%(c)	3.37%	302%	$692,552
Class R
Year Ended 5/31/2023	$17.88	(8.02%)	1.20%(c)	1.18%(c),(d)	2.88%	341%	$1,934
Year Ended 5/31/2022	$20.04	(10.94%)	1.14%(c)	1.14%(c),(d)	1.79%	207%	$2,828
Year Ended 5/31/2021(e)	$22.84	7.00%	1.16%(c)	1.15%(c),(d)	2.40%	319%	$5,482
Year Ended 5/31/2020(e)	$22.18	2.74%	1.17%(c)	1.15%(c),(d)	2.36%	326%	$2,711
Year Ended 5/31/2019(e)	$22.08	5.87%	1.19%(c)	1.17%(c),(d)	2.76%	302%	$1,454
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Annual Report 2023	29

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia Quality Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
30	Columbia Quality Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Quality Income Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
May 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to hedge certain Fund investment exposures, to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
32	Columbia Quality Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Quality Income Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
May 31, 2023
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
34	Columbia Quality Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,030,128*
Interest rate risk	Investments, at value — Option contracts purchased	14,798,078
Total		15,828,206

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	9,102,736*
Credit risk	Upfront receipts on swap contracts	8,319,299
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	2,747,484*
Interest rate risk	Option contracts written, at value	3,228,037
Total		23,397,556

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	1,203,575	1,203,575
Interest rate risk	(53,097,921)	1,405,305	(11,922,830)	—	(63,615,446)
Total	(53,097,921)	1,405,305	(11,922,830)	1,203,575	(62,411,871)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(11,011,999)	(11,011,999)
Interest rate risk	(2,086,032)	(20,548,159)	13,348,848	—	(9,285,343)
Total	(2,086,032)	(20,548,159)	13,348,848	(11,011,999)	(20,297,342)
Columbia Quality Income Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
May 31, 2023
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	331,992,134
Futures contracts — short	316,267,127
Credit default swap contracts — sell protection	67,875,000

Derivative instrument	Average value ($)*
Option contracts purchased	15,945,622
Option contracts written	(4,350,547)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested
36	Columbia Quality Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2023:
	Citi ($) (a)	Citi ($) (a)	JPMorgan ($) (a)	JPMorgan ($) (a)	Morgan Stanley ($)	Total ($)
Assets
Call option contracts purchased	12,321,958	-	-	-	1,492,200	13,814,158
Put option contracts purchased	-	-	-	-	983,920	983,920
Total assets	12,321,958	-	-	-	2,476,120	14,798,078
Liabilities
Call option contracts written	651	-	-	-	420	1,071
Put option contracts written	677,513	-	645,250	-	1,904,203	3,226,966
OTC credit default swap contracts (b)	-	3,271,774	-	3,271,773	10,878,488	17,422,035
Total liabilities	678,164	3,271,774	645,250	3,271,773	12,783,111	20,650,072
Total financial and derivative net assets	11,643,794	(3,271,774)	(645,250)	(3,271,773)	(10,306,991)	(5,851,994)
Total collateral received (pledged) (c)	5,976,000	(3,146,000)	(645,250)	(3,150,000)	(10,306,991)	(11,272,241)
Net amount (d)	5,667,794	(125,774)	-	(121,773)	-	5,420,247

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Columbia Quality Income Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
May 31, 2023
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
38	Columbia Quality Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.49% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2022, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.
Columbia Quality Income Fund | Annual Report 2023	39

Notes to Financial Statements  (continued)
May 31, 2023
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.16
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $3,838.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $410,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	24,016
Class C	—	1.00(b)	2,249

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
40	Columbia Quality Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	0.91%	0.91%
Advisor Class	0.66	0.66
Class C	1.66	1.66
Institutional Class	0.66	0.66
Institutional 2 Class	0.57	0.57
Institutional 3 Class	0.52	0.53
Class R	1.16	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to October 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to that share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, distributions and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
14,160	(14,160)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
Columbia Quality Income Fund | Annual Report 2023	41

Notes to Financial Statements  (continued)
May 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
53,165,241	—	53,165,241	43,207,662	—	43,207,662
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
5,071,314	—	(218,139,017)	(190,104,988)
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,101,181,935	8,811,879	(198,916,867)	(190,104,988)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(127,608,531)	(90,530,486)	(218,139,017)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,357,997,936 and $6,423,803,301, respectively, for the year ended May 31, 2023, of which $6,198,392,448 and $6,107,459,742, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
42	Columbia Quality Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	6,350,000	4.28	4
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
Columbia Quality Income Fund | Annual Report 2023	43

Notes to Financial Statements  (continued)
May 31, 2023
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the
44	Columbia Quality Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2023, affiliated shareholders of record owned 71.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Quality Income Fund | Annual Report 2023	45

Notes to Financial Statements  (continued)
May 31, 2023
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
46	Columbia Quality Income Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Quality Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Quality Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Quality Income Fund | Annual Report 2023	47

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
99.01%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
48	Columbia Quality Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Quality Income Fund | Annual Report 2023	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
50	Columbia Quality Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Quality Income Fund | Annual Report 2023	51

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
52	Columbia Quality Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Quality Income Fund | Annual Report 2023	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
54	Columbia Quality Income Fund | Annual Report 2023

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Columbia Quality Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN236_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia High Yield Bond Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia High Yield Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia High Yield Bond Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Daniel DeYoung
Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	-0.68	2.87	3.36
	Including sales charges		-5.43	1.89	2.86
Advisor Class		12/11/06	-0.40	3.11	3.61
Class C	Excluding sales charges	06/26/00	-1.37	2.13	2.62
	Including sales charges		-2.31	2.13	2.62
Institutional Class		09/27/10	-0.34	3.13	3.62
Institutional 2 Class		12/11/06	-0.29	3.22	3.68
Institutional 3 Class		11/08/12	-0.23	3.31	3.78
Class R		12/11/06	-0.82	2.62	3.11
ICE BofA U.S. Cash Pay High Yield Constrained Index			-0.14	2.91	3.88
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The ICE BofA U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Effective July 1, 2022, the ICE BofA U.S. Cash Pay High Yield Constrained Index includes transaction costs.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia High Yield Bond Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Convertible Bonds	0.8
Corporate Bonds & Notes	93.5
Foreign Government Obligations	0.5
Money Market Funds	2.0
Senior Loans	3.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%)
BBB rating	2.7
BB rating	42.1
B rating	43.0
CCC rating	12.2
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia High Yield Bond Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At May 31, 2023, 34.92% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended May 31, 2023, Class A shares of Columbia High Yield Bond Fund returned -0.68% excluding sales charges. The Fund underperformed its benchmark, the ICE BofA U.S. Cash Pay High Yield Constrained Index, which returned -0.14% for the same time period.
Market overview
High-yield bonds produced roughly flat returns in the 12-month period that ended May 31, 2023, with the contribution from income offset by declining prices. High inflation, rising interest rates and turmoil in the U.S. regional banking sector in March 2023 contributed to elevated market volatility over the course of the period. Yield spreads ultimately ended the period wider, adding to the adverse effect of rising U.S. Treasury yields. Despite the uncertain market environment, lower quality issues outperformed higher quality BB rated securities.
Defaults rose but stayed below the long-term average, indicating that fundamentals remained sound despite worries about slowing economic growth. Supply and demand conditions had a largely neutral effect on market performance. While asset outflows were high, the impact was cushioned by low net new issuance and elevated rising star activity (issues upgraded from high yield to investment grade).
In terms of portfolio activity, we sought to take advantage of idiosyncratic ideas, attractive risk-adjusted opportunities in the new-issue market and dislocations caused by periods of market volatility. These efforts resulted in increased allocations to the chemicals, insurance brokerage and media content sectors. Our sales of rising stars helped create sources of cash to fund these additions, as did our reductions of certain positions in the healthcare services and wireline telecommunications sectors.
We maintained a generally defensive risk profile relative to the market, with a yield at or below that of the benchmark. While the Fund was overweight in CCC rated issues, we maintained a cautious approach to the category rather than reaching for yield. In addition, we kept duration (interest rate sensitivity) in line with that of the benchmark in order to minimize relative interest-rate risk. We retained the conservative positioning through the close of the period, particularly as it related to the highest-yielding CCC rated bonds and certain consumer-oriented sectors. However, with slightly above-average cash levels and an allocation to investment-grade bonds, we had the ability to capitalize on market sell-offs and attractive idiosyncratic opportunities. As always, we believe individual security selection is the key driver of relative performance.
The Fund’s most notable detractors during the period
•	Selection in the cable and satellite TV sector, primarily an overweight in an issuer that underperformed due to company-specific factors, was the largest detractor to Fund performance during the period.
•	Selections within packaging detracted as well. The shortfall was driven by a mix of overweight allocations to underperforming issuers, as well as the robust performance for issuers in which the Fund was underweight or held no position.
•	An underweight in the recreation and travel sector, which outperformed due to strong demand trends, also hurt results.
The Fund’s most notable contributors during the period
•	Security selection in the support-services sector was the largest contributor. With support-services being somewhat of a collection of companies that do not fit within other sectors, there was no underlying theme to the contribution. Instead, the strong fundamental performance of several overweight positions was the key driver of results.
Columbia High Yield Bond Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	An underweight in media content was also positive, as was selection in the category thanks to zero weightings in a number of individual securities that lagged. The sector, which continued to face secular headwinds from declining linear television viewership, was among the worst performing areas in high yield during the period.
•	Selection in specialty retail was positive and primarily driven by zero weightings in underperforming issuers.
•	The Fund’s lack of a position in the banking sector further aided results.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia High Yield Bond Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.00	1,019.95	5.04	5.04	1.00
Advisor Class	1,000.00	1,000.00	1,022.30	1,021.19	3.78	3.78	0.75
Class C	1,000.00	1,000.00	1,018.10	1,016.21	8.80	8.80	1.75
Institutional Class	1,000.00	1,000.00	1,023.20	1,021.19	3.78	3.78	0.75
Institutional 2 Class	1,000.00	1,000.00	1,023.60	1,021.54	3.43	3.43	0.68
Institutional 3 Class	1,000.00	1,000.00	1,023.90	1,021.79	3.18	3.18	0.63
Class R	1,000.00	1,000.00	1,020.70	1,018.70	6.30	6.29	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia High Yield Bond Fund | Annual Report 2023	7

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Convertible Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.8%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	23,608,000	10,595,271
Total Convertible Bonds (Cost $19,868,050)			10,595,271

Corporate Bonds & Notes 92.0%

Aerospace & Defense 1.8%
Bombardier, Inc.(a)
04/15/2027	7.875%	2,723,000	2,690,077
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	1,529,000	1,628,326
TransDigm UK Holdings PLC
05/15/2026	6.875%	1,017,000	1,010,057
TransDigm, Inc.(a)
03/15/2026	6.250%	13,968,000	13,872,580
08/15/2028	6.750%	3,208,000	3,213,366
Total			22,414,406
Airlines 2.6%
Air Canada(a)
08/15/2026	3.875%	3,955,000	3,672,704
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	14,097,486	13,836,238
04/20/2029	5.750%	5,103,691	4,896,379
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	5,696,446	5,312,193
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	5,954,491	5,944,522
Total			33,662,036
Automotive 3.3%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	1,716,000	1,651,784
04/01/2027	6.500%	203,000	188,630
Clarios Global LP(a)
05/15/2025	6.750%	2,270,000	2,275,906
Ford Motor Co.
02/12/2032	3.250%	3,108,000	2,362,276
01/15/2043	4.750%	1,697,000	1,252,125
Ford Motor Credit Co. LLC
03/18/2024	5.584%	4,661,000	4,635,157
11/01/2024	4.063%	1,261,000	1,221,264
06/16/2025	5.125%	1,781,000	1,724,677
11/13/2025	3.375%	4,360,000	4,020,310
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/08/2026	4.389%	2,745,000	2,580,054
05/28/2027	4.950%	1,375,000	1,289,865
08/17/2027	4.125%	5,119,000	4,626,035
11/04/2027	7.350%	2,400,000	2,430,595
02/16/2028	2.900%	2,325,000	1,967,901
11/13/2030	4.000%	3,180,000	2,666,803
IHO Verwaltungs GmbH(a),(b)
09/15/2026	4.750%	770,000	697,262
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	4,347,000	4,359,218
ZF North America Capital, Inc.(a)
04/14/2030	7.125%	1,718,000	1,732,369
Total			41,682,231
Banking 0.2%
Ally Financial, Inc.
05/21/2024	3.875%	1,021,000	989,559
Subordinated
11/20/2025	5.750%	1,799,000	1,745,819
Total			2,735,378
Brokerage/Asset Managers/Exchanges 1.9%
AG Issuer LLC(a)
03/01/2028	6.250%	117,000	108,019
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	5,036,000	5,102,166
Hightower Holding LLC(a)
04/15/2029	6.750%	4,062,000	3,505,978
NFP Corp.(a)
08/15/2028	4.875%	4,122,000	3,680,866
08/15/2028	6.875%	10,440,000	8,655,585
10/01/2030	7.500%	3,974,000	3,831,600
Total			24,884,214
Building Materials 1.4%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	6,043,000	5,506,572
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	2,198,000	2,083,395
Interface, Inc.(a)
12/01/2028	5.500%	551,000	429,847
SRS Distribution, Inc.(a)
07/01/2028	4.625%	5,453,000	4,831,143
12/01/2029	6.000%	3,708,000	3,064,231
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
White Cap Buyer LLC(a)
10/15/2028	6.875%	1,687,000	1,465,184
Total			17,380,372
Cable and Satellite 6.2%
CCO Holdings LLC/Capital Corp.(a)
06/01/2029	5.375%	6,200,000	5,571,608
03/01/2030	4.750%	11,138,000	9,398,597
08/15/2030	4.500%	4,484,000	3,693,306
02/01/2032	4.750%	4,106,000	3,295,509
CSC Holdings LLC(a)
01/15/2030	5.750%	2,571,000	1,128,756
12/01/2030	4.625%	4,665,000	2,008,851
02/15/2031	3.375%	14,476,000	9,894,908
DISH DBS Corp.
06/01/2029	5.125%	9,530,000	4,310,553
DISH Network Corp.(a)
11/15/2027	11.750%	660,000	634,612
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	8,112,000	6,248,654
09/15/2028	6.500%	4,338,000	2,183,749
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	3,338,000	2,943,142
07/15/2028	4.000%	2,140,000	1,792,913
07/01/2030	4.125%	6,167,000	4,826,065
Videotron Ltd.(a)
06/15/2029	3.625%	3,504,000	3,011,659
Virgin Media Finance PLC(a)
07/15/2030	5.000%	7,349,000	5,807,272
VZ Secured Financing BV(a)
01/15/2032	5.000%	7,667,000	6,111,231
Ziggo BV(a)
01/15/2030	4.875%	7,741,000	6,445,921
Total			79,307,306
Chemicals 4.2%
Avient Corp.(a)
08/01/2030	7.125%	2,706,000	2,731,891
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	2,346,000	2,010,919
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	2,767,000	2,619,528
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	3,594,000	3,365,194
Element Solutions, Inc.(a)
09/01/2028	3.875%	5,917,000	5,171,260
HB Fuller Co.
10/15/2028	4.250%	3,105,000	2,787,773
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Herens Holdco Sarl(a)
05/15/2028	4.750%	4,046,000	3,220,032
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	1,609,000	1,402,466
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	814,000	747,231
Ingevity Corp.(a)
11/01/2028	3.875%	4,009,000	3,308,204
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	3,244,000	3,261,333
Iris Holdings, Inc.(a),(b)
02/15/2026	8.750%	2,366,000	2,215,914
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	4,186,000	3,361,941
Olympus Water US Holding Corp.(a),(c)
11/15/2028	9.750%	5,221,000	5,157,033
SPCM SA(a)
03/15/2027	3.125%	1,661,000	1,520,682
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	1,671,000	1,259,067
09/30/2029	7.500%	939,000	649,417
WR Grace Holdings LLC(a)
06/15/2027	4.875%	5,928,000	5,500,106
08/15/2029	5.625%	2,721,000	2,257,137
03/01/2031	7.375%	832,000	815,628
Total			53,362,756
Construction Machinery 1.0%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	10,696,000	9,183,008
Herc Holdings, Inc.(a)
07/15/2027	5.500%	2,032,000	1,929,683
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	695,000	703,108
03/15/2031	7.750%	824,000	858,949
Total			12,674,748
Consumer Cyclical Services 3.0%
APX Group, Inc.(a)
02/15/2027	6.750%	2,620,000	2,583,530
Arches Buyer, Inc.(a)
06/01/2028	4.250%	5,763,000	4,894,152
12/01/2028	6.125%	3,435,000	2,971,484
Match Group, Inc.(a)
12/15/2027	5.000%	1,031,000	973,120
06/01/2028	4.625%	2,144,000	1,956,895
02/15/2029	5.625%	1,076,000	1,013,045

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Staples, Inc.(a)
04/15/2026	7.500%	2,462,000	2,024,176
Uber Technologies, Inc.(a)
05/15/2025	7.500%	10,010,000	10,136,033
08/15/2029	4.500%	12,548,000	11,456,657
Total			38,009,092
Consumer Products 1.2%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	6,030,000	5,325,072
Mattel, Inc.(a)
12/15/2027	5.875%	2,735,000	2,664,916
Newell Brands, Inc.
09/15/2027	6.375%	1,112,000	1,057,429
09/15/2029	6.625%	1,572,000	1,490,699
Prestige Brands, Inc.(a)
01/15/2028	5.125%	1,428,000	1,365,155
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	3,461,000	3,086,934
07/15/2030	5.500%	240,000	219,794
Total			15,209,999
Diversified Manufacturing 1.7%
Chart Industries, Inc.(a)
01/01/2030	7.500%	1,820,000	1,838,805
01/01/2031	9.500%	624,000	652,556
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	2,626,000	2,605,000
Madison IAQ LLC(a)
06/30/2028	4.125%	3,229,000	2,795,995
06/30/2029	5.875%	2,861,000	2,178,171
Resideo Funding, Inc.(a)
09/01/2029	4.000%	3,127,000	2,639,346
Vertical Holdco GmbH(a)
07/15/2028	7.625%	566,000	495,676
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	1,123,000	1,035,148
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	3,201,000	3,223,642
06/15/2028	7.250%	4,147,000	4,232,307
Total			21,696,646
Electric 5.2%
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	4,159,000	3,875,122
02/15/2031	3.750%	11,861,000	9,978,765
01/15/2032	3.750%	5,451,000	4,483,448
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	5,183,000	4,583,958
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	15,240,000	14,250,375
NRG Energy, Inc.(a)
06/15/2029	5.250%	9,490,000	8,562,875
02/15/2031	3.625%	2,553,000	2,007,537
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	2,180,000	1,983,912
PG&E Corp.
07/01/2028	5.000%	1,985,000	1,826,738
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	5,584,000	5,238,752
01/15/2030	4.750%	4,435,000	3,985,967
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	1,147,000	1,114,906
02/15/2027	5.625%	2,638,000	2,539,018
07/31/2027	5.000%	1,538,000	1,445,448
Total			65,876,821
Environmental 1.2%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	513,000	514,136
GFL Environmental, Inc.(a)
06/01/2025	4.250%	2,474,000	2,382,432
08/01/2025	3.750%	2,894,000	2,747,956
12/15/2026	5.125%	3,627,000	3,497,043
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	7,108,000	6,541,117
Total			15,682,684
Finance Companies 1.9%
Navient Corp.
06/25/2025	6.750%	4,810,000	4,679,701
OneMain Finance Corp.
09/15/2030	4.000%	2,692,000	1,986,625
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	4,497,000	3,933,687
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	2,146,000	1,776,439
03/01/2031	3.875%	4,163,000	3,274,262
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	10,010,000	7,535,980
Springleaf Finance Corp.
03/15/2024	6.125%	1,490,000	1,454,793
11/15/2029	5.375%	294,000	240,422
Total			24,881,909

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 2.5%
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	3,562,000	3,462,715
06/15/2030	6.000%	2,566,000	2,524,724
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	11,764,000	11,122,619
Post Holdings, Inc.(a)
03/01/2027	5.750%	2,444,000	2,398,489
01/15/2028	5.625%	1,020,000	981,406
04/15/2030	4.625%	2,626,000	2,298,620
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	2,749,000	2,364,349
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	5,132,000	4,176,490
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	2,480,000	2,101,222
Total			31,430,634
Gaming 3.7%
Boyd Gaming Corp.
12/01/2027	4.750%	1,892,000	1,791,926
Boyd Gaming Corp.(a)
06/15/2031	4.750%	857,000	762,025
Caesars Entertainment, Inc.(a)
02/15/2030	7.000%	5,158,000	5,175,345
Churchill Downs, Inc.(a)
05/01/2031	6.750%	1,529,000	1,508,326
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	5,993,000	6,032,659
07/01/2025	6.250%	5,031,000	5,019,603
07/01/2027	8.125%	8,191,000	8,348,870
International Game Technology PLC(a)
02/15/2025	6.500%	751,000	756,760
04/15/2026	4.125%	1,892,000	1,797,176
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	5,237,000	4,616,433
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	4,558,000	3,999,942
Scientific Games International, Inc.(a)
05/15/2028	7.000%	2,215,000	2,190,497
VICI Properties LP/Note Co., Inc.(a)
06/15/2025	4.625%	3,784,000	3,651,740
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	1,427,000	1,399,105
Total			47,050,407
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Health Care 5.6%
180 Medical, Inc.(a)
10/15/2029	3.875%	1,050,000	923,756
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	601,000	571,416
04/15/2029	5.000%	3,719,000	3,423,218
AdaptHealth LLC(a)
03/01/2030	5.125%	5,378,000	4,183,427
Avantor Funding, Inc.(a)
07/15/2028	4.625%	3,369,000	3,120,507
11/01/2029	3.875%	7,225,000	6,314,273
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%	4,085,000	3,319,116
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	1,072,000	977,007
03/15/2029	3.750%	1,397,000	1,228,026
03/15/2031	4.000%	1,596,000	1,385,581
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%	3,434,000	1,938,871
05/15/2030	5.250%	7,800,000	5,859,546
02/15/2031	4.750%	922,000	662,286
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%	1,595,000	1,461,939
IQVIA, Inc.(a)
05/15/2030	6.500%	1,268,000	1,283,760
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%	5,217,000	4,482,335
Select Medical Corp.(a)
08/15/2026	6.250%	5,661,000	5,509,173
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	228,000	227,266
04/15/2027	10.000%	1,756,000	1,804,551
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	2,961,629
Teleflex, Inc.(a)
06/01/2028	4.250%	946,000	873,889
Tenet Healthcare Corp.
02/01/2027	6.250%	3,553,000	3,500,071
11/01/2027	5.125%	7,256,000	6,928,959
10/01/2028	6.125%	3,445,000	3,265,400
Tenet Healthcare Corp.(a)
06/15/2030	6.125%	2,352,000	2,275,835
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	4,101,000	3,476,648
Total			71,958,485

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Home Construction 0.5%
Meritage Homes Corp.(a)
04/15/2029	3.875%	1,930,000	1,696,811
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	1,843,000	1,626,294
04/01/2029	4.750%	513,000	448,372
Taylor Morrison Communities, Inc./Holdings II(a)
03/01/2024	5.625%	2,745,000	2,737,938
Total			6,509,415
Independent Energy 4.9%
Apache Corp.
04/15/2043	4.750%	2,937,000	2,234,498
Baytex Energy Corp.(a)
04/30/2030	8.500%	2,520,000	2,464,833
Callon Petroleum Co.(a)
08/01/2028	8.000%	1,453,000	1,419,632
06/15/2030	7.500%	1,504,000	1,395,617
Centennial Resource Production LLC(a)
04/01/2027	6.875%	689,000	672,815
CNX Resources Corp.(a)
01/15/2029	6.000%	2,593,000	2,396,506
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	10,478,000	9,810,201
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	1,378,000	1,292,285
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	8,929,000	8,377,300
Matador Resources Co.
09/15/2026	5.875%	5,949,000	5,752,989
Matador Resources Co.(a)
04/15/2028	6.875%	1,625,000	1,610,871
Occidental Petroleum Corp.
09/01/2030	6.625%	1,815,000	1,891,768
01/01/2031	6.125%	3,697,000	3,756,850
09/15/2036	6.450%	6,998,000	7,106,867
03/15/2046	6.600%	175,000	178,515
SM Energy Co.
07/15/2028	6.500%	2,757,000	2,586,891
Southwestern Energy Co.
02/01/2032	4.750%	10,396,000	8,995,638
Total			61,944,076
Leisure 2.9%
Carnival Corp.(a)
03/01/2026	7.625%	1,763,000	1,669,417
03/01/2027	5.750%	5,805,000	4,970,778
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	4,140,000	4,481,935
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	4,476,000	4,443,906
Cinemark USA, Inc.(a)
03/15/2026	5.875%	4,053,000	3,850,625
07/15/2028	5.250%	80,000	70,358
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	1,629,000	1,511,494
NCL Corp., Ltd.(a)
02/15/2027	5.875%	2,178,000	2,073,855
Royal Caribbean Cruises Ltd.(a)
08/31/2026	5.500%	1,819,000	1,711,152
07/15/2027	5.375%	1,048,000	969,236
01/15/2029	9.250%	700,000	744,645
01/15/2030	7.250%	7,113,000	7,178,227
Six Flags Entertainment Corp.(a)
05/15/2031	7.250%	2,955,000	2,839,525
Total			36,515,153
Lodging 0.2%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	1,328,000	1,319,446
05/01/2028	5.750%	1,440,000	1,422,234
Total			2,741,680
Media and Entertainment 3.2%
Clear Channel International BV(a)
08/01/2025	6.625%	4,173,000	4,121,219
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	4,149,000	3,085,587
06/01/2029	7.500%	1,861,000	1,317,321
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	4,457,000	3,927,383
iHeartCommunications, Inc.
05/01/2026	6.375%	1,978,788	1,502,451
05/01/2027	8.375%	2,275,000	1,279,820
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	8,480,000	5,958,358
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	1,896,000	1,703,273
01/15/2029	4.250%	1,468,000	1,200,215
03/15/2030	4.625%	4,828,000	3,941,208
Playtika Holding Corp.(a)
03/15/2029	4.250%	6,648,000	5,632,932
Roblox Corp.(a)
05/01/2030	3.875%	4,511,000	3,862,540

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Univision Communications, Inc.(a)
06/30/2030	7.375%	2,936,000	2,730,523
Total			40,262,830
Metals and Mining 3.4%
Allegheny Technologies, Inc.
10/01/2029	4.875%	1,139,000	1,014,854
10/01/2031	5.125%	4,832,000	4,256,255
Constellium SE(a)
06/15/2028	5.625%	2,534,000	2,412,909
04/15/2029	3.750%	14,087,000	12,123,524
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	5,530,000	5,064,785
04/01/2029	6.125%	13,088,000	11,848,423
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%	1,576,000	1,240,287
Novelis Corp.(a)
11/15/2026	3.250%	2,802,000	2,530,106
01/30/2030	4.750%	2,560,000	2,272,030
08/15/2031	3.875%	1,421,000	1,164,808
Total			43,927,981
Midstream 4.9%
CNX Midstream Partners LP(a)
04/15/2030	4.750%	3,589,000	2,985,934
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	4,005,000	3,934,286
EQM Midstream Partners LP(a)
07/01/2025	6.000%	4,666,000	4,620,054
06/01/2027	7.500%	1,178,000	1,183,714
07/01/2027	6.500%	2,315,000	2,266,323
01/15/2029	4.500%	2,593,000	2,269,605
EQM Midstream Partners LP
07/15/2028	5.500%	3,305,000	3,100,008
07/15/2048	6.500%	5,911,000	4,849,056
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	1,769,000	1,750,528
02/01/2028	5.000%	4,181,000	3,866,847
NuStar Logistics LP
10/01/2025	5.750%	2,328,000	2,275,798
06/01/2026	6.000%	2,535,000	2,462,622
04/28/2027	5.625%	6,524,000	6,240,687
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	5,843,000	5,089,897
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	4,898,000	4,272,890
08/15/2031	4.125%	7,668,000	6,599,700
11/01/2033	3.875%	6,127,000	5,021,185
Total			62,789,134
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.9%
Nabors Industries Ltd.(a)
01/15/2026	7.250%	1,226,000	1,124,488
01/15/2028	7.500%	2,318,000	2,005,367
Nabors Industries, Inc.(a)
05/15/2027	7.375%	1,532,000	1,438,703
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%	3,955,000	4,004,726
Venture Global LNG, Inc.(a)
06/01/2028	8.125%	1,827,000	1,835,261
06/01/2031	8.375%	1,329,000	1,336,373
Total			11,744,918
Other REIT 1.7%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	4,756,000	4,013,468
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	1,550,000	1,454,971
02/01/2027	4.250%	8,519,000	7,215,131
06/15/2029	4.750%	2,706,000	2,115,547
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	1,957,000	1,789,130
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	1,286,000	1,112,011
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	1,903,000	1,741,085
Service Properties Trust
03/15/2024	4.650%	1,517,000	1,493,074
10/01/2024	4.350%	704,000	675,820
Total			21,610,237
Packaging 1.5%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	1,311,000	1,287,557
09/01/2029	4.000%	7,374,000	5,791,403
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
04/30/2025	5.250%	2,283,000	2,237,639
08/15/2026	4.125%	2,762,000	2,585,793
Canpack SA/US LLC(a)
11/15/2029	3.875%	4,661,000	3,749,157
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	3,440,000	3,264,056
Total			18,915,605
Pharmaceuticals 1.3%
1375209 BC Ltd.(a)
01/30/2028	9.000%	240,000	240,034

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	3,105,000	2,018,986
06/01/2028	4.875%	4,466,000	2,699,586
09/30/2028	11.000%	428,000	323,576
10/15/2030	14.000%	85,000	53,699
Endo Dac/Finance LLC/Finco, Inc.(a),(d)
06/30/2028	0.000%	1,684,000	98,102
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	2,601,000	2,205,213
Jazz Securities DAC(a)
01/15/2029	4.375%	1,990,000	1,779,832
Organon Finance 1 LLC(a)
04/30/2028	4.125%	1,483,000	1,320,894
04/30/2031	5.125%	6,662,000	5,652,413
Total			16,392,335
Property & Casualty 3.1%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	2,588,000	2,326,974
10/15/2027	6.750%	6,770,000	6,321,208
04/15/2028	6.750%	6,013,000	5,901,967
11/01/2029	5.875%	2,548,000	2,189,160
AssuredPartners, Inc.(a)
08/15/2025	7.000%	3,791,000	3,738,216
01/15/2029	5.625%	3,448,000	2,981,620
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	6,070,000	5,239,654
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	1,239,000	1,205,435
HUB International Ltd.(a)
05/01/2026	7.000%	1,215,000	1,197,078
12/01/2029	5.625%	2,230,000	2,000,828
MGIC Investment Corp.
08/15/2028	5.250%	460,000	436,040
Radian Group, Inc.
03/15/2025	6.625%	179,000	179,202
03/15/2027	4.875%	1,061,000	1,013,547
USI, Inc.(a)
05/01/2025	6.875%	4,898,000	4,817,222
Total			39,548,151
Restaurants 0.8%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	2,265,000	2,263,249
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2029	4.625%	1,120,000	973,545
01/15/2030	6.750%	786,000	637,842
IRB Holding Corp.(a)
06/15/2025	7.000%	2,830,000	2,839,609
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Yum! Brands, Inc.
04/01/2032	5.375%	3,550,000	3,364,294
Total			10,078,539
Retailers 1.9%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	1,088,000	960,304
02/15/2032	5.000%	1,087,000	933,050
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	2,345,000	2,057,024
Hanesbrands, Inc.(a)
05/15/2026	4.875%	526,000	489,993
02/15/2031	9.000%	1,419,000	1,419,914
L Brands, Inc.(a)
07/01/2025	9.375%	745,000	792,962
10/01/2030	6.625%	3,925,000	3,744,517
L Brands, Inc.
06/15/2029	7.500%	735,000	743,364
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	4,393,000	3,682,151
Lithia Motors, Inc.(a)
01/15/2031	4.375%	1,665,000	1,421,062
Penske Automotive Group, Inc.
09/01/2025	3.500%	859,000	816,288
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	6,903,000	6,381,066
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	1,783,000	1,421,453
Total			24,863,148
Supermarkets 0.1%
SEG Holding LLC/Finance Corp.(a)
10/15/2028	5.625%	759,000	719,155
Technology 8.3%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	7,212,000	6,480,100
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	897,000	899,533
03/01/2026	9.125%	546,000	537,038
Camelot Finance SA(a)
11/01/2026	4.500%	2,158,000	2,026,401
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	4,129,000	3,644,087
07/01/2029	4.875%	5,282,000	4,536,264
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	4,416,000	3,752,983

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	3,106,000	2,610,996
Entegris Escrow Corp.(a)
04/15/2029	4.750%	3,522,000	3,292,066
06/15/2030	5.950%	4,088,000	3,938,294
Gartner, Inc.(a)
06/15/2029	3.625%	1,678,000	1,491,960
HealthEquity, Inc.(a)
10/01/2029	4.500%	4,486,000	3,994,540
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	4,210,000	3,606,764
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	4,281,000	3,608,890
Iron Mountain, Inc.(a)
09/15/2027	4.875%	3,207,000	3,001,741
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	8,896,000	5,105,938
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	6,639,000	5,463,875
NCR Corp.(a)
10/01/2028	5.000%	3,605,000	3,183,672
04/15/2029	5.125%	8,158,000	7,117,478
10/01/2030	5.250%	232,000	198,703
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	4,706,000	4,316,765
Picard Midco, Inc.(a)
03/31/2029	6.500%	7,159,000	6,335,812
PTC, Inc.(a)
02/15/2025	3.625%	723,000	694,899
02/15/2028	4.000%	1,043,000	971,376
Seagate HDD Cayman(a)
12/15/2029	8.250%	1,495,000	1,532,470
07/15/2031	8.500%	1,661,000	1,701,270
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	6,350,000	5,948,225
Synaptics, Inc.(a)
06/15/2029	4.000%	3,175,000	2,658,302
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,447,000	1,442,998
Verscend Escrow Corp.(a)
08/15/2026	9.750%	4,487,000	4,493,924
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	8,250,000	7,149,098
Total			105,736,462
Wireless 2.2%
Altice France Holding SA(a)
02/15/2028	6.000%	4,642,000	2,315,786
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Altice France SA(a)
07/15/2029	5.125%	10,389,000	7,395,806
10/15/2029	5.500%	1,785,000	1,280,465
Sprint Capital Corp.
11/15/2028	6.875%	6,471,000	6,928,275
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	5,525,000	4,429,525
07/15/2031	4.750%	6,483,000	5,334,710
Total			27,684,567
Wirelines 1.6%
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	3,053,000	2,854,656
03/15/2031	8.625%	3,005,000	2,772,861
Iliad Holding SAS(a)
10/15/2026	6.500%	9,821,000	9,233,825
10/15/2028	7.000%	6,316,000	5,899,338
Total			20,760,680
Total Corporate Bonds & Notes (Cost $1,299,859,798)			1,172,644,190

Foreign Government Obligations(e) 0.4%

Canada 0.4%
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	6,476,000	5,844,590
Total Foreign Government Obligations (Cost $6,469,972)			5,844,590

Senior Loans 3.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.6%
8th Avenue Food & Provisions, Inc.(f),(g)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	9.018%	5,815,893	5,133,979
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	13.018%	3,441,442	2,234,081
Total			7,368,060
Health Care 0.2%
Surgery Center Holdings, Inc.(f),(g)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	8.858%	2,641,829	2,621,117

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
May 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 1.2%
Cengage Learning, Inc.(f),(g)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	9.880%	15,719,092	14,809,428
Technology 1.2%
Applied Systems, Inc.(f),(g)
1st Lien Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 09/18/2026	9.398%	1,747,800	1,744,742
Ascend Learning LLC(f),(g)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.753%	3,131,363	2,805,012
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	11.003%	1,886,000	1,609,380
DCert Buyer, Inc.(f),(g)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	12.264%	2,702,000	2,473,303
UKG, Inc.(f),(g)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 05/04/2026	8.271%	1,879,062	1,802,434
3-month USD LIBOR + 3.750% 05/04/2026	8.895%	1,825,780	1,759,833
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
2nd Lien Term Loan
3-month Term SOFR + 5.250% Floor 0.500% 05/03/2027	10.271%	3,669,000	3,445,191
Total			15,639,895
Total Senior Loans (Cost $43,631,170)			40,438,500

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(h),(i)	25,223,839	25,211,227
Total Money Market Funds (Cost $25,222,812)		25,211,227
Total Investments in Securities (Cost: $1,395,051,802)		1,254,733,778
Other Assets & Liabilities, Net		20,104,758
Net Assets		1,274,838,536

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2023, the total value of these securities amounted to $1,017,608,831, which represents 79.82% of total net assets.
(b)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents a security in default.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The stated interest rate represents the weighted average interest rate at May 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(g)	Variable rate security. The interest rate shown was the current rate as of May 31, 2023.
(h)	The rate shown is the seven-day current annualized yield at May 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Notes to Portfolio of Investments  (continued)
(i)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	58,145,865	360,684,994	(393,616,618)	(3,014)	25,211,227	(7,330)	1,331,123	25,223,839
Abbreviation Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Convertible Bonds	—	10,595,271	—	10,595,271
Corporate Bonds & Notes	—	1,172,644,190	—	1,172,644,190
Foreign Government Obligations	—	5,844,590	—	5,844,590
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Senior Loans	—	40,438,500	—	40,438,500
Money Market Funds	25,211,227	—	—	25,211,227
Total Investments in Securities	25,211,227	1,229,522,551	—	1,254,733,778
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Annual Report 2023

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,369,828,990)	$1,229,522,551
Affiliated issuers (cost $25,222,812)	25,211,227
Cash	43,362
Receivable for:
Investments sold	8,285,253
Capital shares sold	6,159,214
Dividends	133,730
Interest	18,884,322
Foreign tax reclaims	12,326
Expense reimbursement due from Investment Manager	1,695
Prepaid expenses	10,401
Total assets	1,288,264,081
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	5,221,000
Capital shares purchased	1,773,731
Distributions to shareholders	6,064,107
Management services fees	22,118
Distribution and/or service fees	3,550
Transfer agent fees	103,795
Compensation of board members	185,617
Other expenses	51,627
Total liabilities	13,425,545
Net assets applicable to outstanding capital stock	$1,274,838,536
Represented by
Paid in capital	1,480,314,374
Total distributable earnings (loss)	(205,475,838)
Total - representing net assets applicable to outstanding capital stock	$1,274,838,536
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2023	19

Statement of Assets and Liabilities  (continued)
May 31, 2023
Class A
Net assets	$454,105,783
Shares outstanding	43,983,167
Net asset value per share	$10.32
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.83
Advisor Class
Net assets	$90,530,757
Shares outstanding	8,718,111
Net asset value per share	$10.38
Class C
Net assets	$10,072,133
Shares outstanding	981,602
Net asset value per share	$10.26
Institutional Class
Net assets	$135,506,856
Shares outstanding	13,135,248
Net asset value per share	$10.32
Institutional 2 Class
Net assets	$37,596,124
Shares outstanding	3,654,150
Net asset value per share	$10.29
Institutional 3 Class
Net assets	$534,874,496
Shares outstanding	51,897,544
Net asset value per share	$10.31
Class R
Net assets	$12,152,387
Shares outstanding	1,173,481
Net asset value per share	$10.36
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Annual Report 2023

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$143,507
Dividends — affiliated issuers	1,331,123
Interest	81,985,689
Interfund lending	3,429
Total income	83,463,748
Expenses:
Management services fees	8,611,302
Distribution and/or service fees
Class A	1,204,318
Class C	119,621
Class R	65,514
Transfer agent fees
Class A	668,204
Advisor Class	126,927
Class C	16,567
Institutional Class	201,072
Institutional 2 Class	22,180
Institutional 3 Class	36,903
Class R	18,175
Compensation of board members	36,933
Custodian fees	20,301
Printing and postage fees	77,051
Registration fees	130,549
Accounting services fees	40,290
Legal fees	30,637
Compensation of chief compliance officer	260
Other	32,366
Total expenses	11,459,170
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(573,353)
Fees waived by transfer agent
Institutional 3 Class	(13,204)
Expense reduction	(1,520)
Total net expenses	10,871,093
Net investment income	72,592,655
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(60,314,831)
Investments — affiliated issuers	(7,330)
Net realized loss	(60,322,161)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(26,341,453)
Investments — affiliated issuers	(3,014)
Net change in unrealized appreciation (depreciation)	(26,344,467)
Net realized and unrealized loss	(86,666,628)
Net decrease in net assets resulting from operations	$(14,073,973)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2023	21

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$72,592,655	$74,484,263
Net realized gain (loss)	(60,322,161)	18,622,436
Net change in unrealized appreciation (depreciation)	(26,344,467)	(170,625,643)
Net decrease in net assets resulting from operations	(14,073,973)	(77,518,944)
Distributions to shareholders
Net investment income and net realized gains
Class A	(25,156,486)	(26,900,181)
Advisor Class	(5,005,852)	(4,891,897)
Class C	(533,331)	(630,748)
Institutional Class	(7,920,009)	(9,121,949)
Institutional 2 Class	(2,083,113)	(3,075,117)
Institutional 3 Class	(32,349,800)	(36,819,268)
Class R	(651,113)	(665,906)
Total distributions to shareholders	(73,699,704)	(82,105,066)
Decrease in net assets from capital stock activity	(179,067,192)	(115,305,465)
Total decrease in net assets	(266,840,869)	(274,929,475)
Net assets at beginning of year	1,541,679,405	1,816,608,880
Net assets at end of year	$1,274,838,536	$1,541,679,405
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	10,120,058	104,911,041	10,827,069	128,054,269
Distributions reinvested	2,346,188	24,278,141	2,204,155	25,955,268
Redemptions	(16,974,689)	(176,159,377)	(16,690,545)	(196,638,272)
Net decrease	(4,508,443)	(46,970,195)	(3,659,321)	(42,628,735)
Advisor Class
Subscriptions	1,505,296	15,708,991	1,828,617	21,812,220
Distributions reinvested	475,039	4,945,830	408,710	4,833,407
Redemptions	(2,061,542)	(21,531,589)	(1,869,692)	(22,072,873)
Net increase (decrease)	(81,207)	(876,768)	367,635	4,572,754
Class C
Subscriptions	126,217	1,302,566	198,211	2,338,402
Distributions reinvested	50,490	519,167	52,647	616,414
Redemptions	(503,624)	(5,190,192)	(445,364)	(5,183,343)
Net decrease	(326,917)	(3,368,459)	(194,506)	(2,228,527)
Institutional Class
Subscriptions	3,313,174	34,471,305	5,608,078	65,644,478
Distributions reinvested	708,035	7,321,819	733,909	8,626,894
Redemptions	(7,108,124)	(73,555,820)	(6,061,963)	(70,700,133)
Net increase (decrease)	(3,086,915)	(31,762,696)	280,024	3,571,239
Institutional 2 Class
Subscriptions	2,053,283	21,497,765	1,833,656	21,408,900
Distributions reinvested	201,065	2,073,252	256,601	3,030,537
Redemptions	(2,002,323)	(20,389,129)	(5,554,423)	(64,914,775)
Net increase (decrease)	252,025	3,181,888	(3,464,166)	(40,475,338)
Institutional 3 Class
Subscriptions	2,675,967	27,935,680	5,482,439	63,837,305
Distributions reinvested	3,029,583	31,301,260	3,022,342	35,510,537
Redemptions	(15,180,244)	(157,017,568)	(12,051,510)	(137,909,489)
Net decrease	(9,474,694)	(97,780,628)	(3,546,729)	(38,561,647)
Class R
Subscriptions	166,229	1,730,267	568,721	6,746,419
Distributions reinvested	62,322	646,985	55,393	653,095
Redemptions	(371,081)	(3,867,586)	(592,042)	(6,954,725)
Net increase (decrease)	(142,530)	(1,490,334)	32,072	444,789
Total net decrease	(17,368,681)	(179,067,192)	(10,184,991)	(115,305,465)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2023	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$10.95	0.53	(0.62)	(0.09)	(0.54)	—	(0.54)
Year Ended 5/31/2022	$12.03	0.48	(1.03)	(0.55)	(0.49)	(0.04)	(0.53)
Year Ended 5/31/2021(d)	$11.19	0.52	0.85	1.37	(0.53)	—	(0.53)
Year Ended 5/31/2020(d)	$11.44	0.56	(0.25)	0.31	(0.56)	—	(0.56)
Year Ended 5/31/2019(d)	$11.39	0.56	0.05	0.61	(0.56)	—	(0.56)
Advisor Class
Year Ended 5/31/2023	$11.01	0.56	(0.62)	(0.06)	(0.57)	—	(0.57)
Year Ended 5/31/2022	$12.10	0.51	(1.04)	(0.53)	(0.52)	(0.04)	(0.56)
Year Ended 5/31/2021(d)	$11.26	0.55	0.85	1.40	(0.56)	—	(0.56)
Year Ended 5/31/2020(d)	$11.50	0.60	(0.24)	0.36	(0.60)	—	(0.60)
Year Ended 5/31/2019(d)	$11.46	0.60	0.04	0.64	(0.60)	—	(0.60)
Class C
Year Ended 5/31/2023	$10.88	0.45	(0.61)	(0.16)	(0.46)	—	(0.46)
Year Ended 5/31/2022	$11.96	0.39	(1.03)	(0.64)	(0.40)	(0.04)	(0.44)
Year Ended 5/31/2021(d)	$11.13	0.43	0.84	1.27	(0.44)	—	(0.44)
Year Ended 5/31/2020(d)	$11.36	0.48	(0.23)	0.25	(0.48)	—	(0.48)
Year Ended 5/31/2019(d)	$11.32	0.48	0.04	0.52	(0.48)	—	(0.48)
Institutional Class
Year Ended 5/31/2023	$10.94	0.56	(0.61)	(0.05)	(0.57)	—	(0.57)
Year Ended 5/31/2022	$12.02	0.51	(1.03)	(0.52)	(0.52)	(0.04)	(0.56)
Year Ended 5/31/2021(d)	$11.19	0.54	0.85	1.39	(0.56)	—	(0.56)
Year Ended 5/31/2020(d)	$11.43	0.60	(0.24)	0.36	(0.60)	—	(0.60)
Year Ended 5/31/2019(d)	$11.38	0.60	0.05	0.65	(0.60)	—	(0.60)
Institutional 2 Class
Year Ended 5/31/2023	$10.91	0.57	(0.62)	(0.05)	(0.57)	—	(0.57)
Year Ended 5/31/2022	$11.99	0.52	(1.03)	(0.51)	(0.53)	(0.04)	(0.57)
Year Ended 5/31/2021(d)	$11.16	0.55	0.85	1.40	(0.57)	—	(0.57)
Year Ended 5/31/2020(d)	$11.39	0.60	(0.23)	0.37	(0.60)	—	(0.60)
Year Ended 5/31/2019(d)	$11.35	0.60	0.04	0.64	(0.60)	—	(0.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia High Yield Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$10.32	(0.68%)	1.05%	1.00%(c)	5.14%	30%	$454,106
Year Ended 5/31/2022	$10.95	(4.78%)	1.02%	1.00%(c)	4.03%	47%	$530,844
Year Ended 5/31/2021(d)	$12.03	12.35%	1.03%	1.01%(c)	4.39%	58%	$627,451
Year Ended 5/31/2020(d)	$11.19	2.82%	1.04%	1.03%(c)	4.86%	59%	$617,031
Year Ended 5/31/2019(d)	$11.44	5.47%	1.04%	1.04%(c)	4.93%	41%	$692,138
Advisor Class
Year Ended 5/31/2023	$10.38	(0.40%)	0.80%	0.75%(c)	5.40%	30%	$90,531
Year Ended 5/31/2022	$11.01	(4.58%)	0.77%	0.75%(c)	4.29%	47%	$96,886
Year Ended 5/31/2021(d)	$12.10	12.89%	0.78%	0.76%(c)	4.63%	58%	$102,028
Year Ended 5/31/2020(d)	$11.26	3.08%	0.79%	0.78%(c)	5.11%	59%	$98,512
Year Ended 5/31/2019(d)	$11.50	5.36%	0.79%	0.79%(c)	5.17%	41%	$88,582
Class C
Year Ended 5/31/2023	$10.26	(1.37%)	1.80%	1.75%(c)	4.37%	30%	$10,072
Year Ended 5/31/2022	$10.88	(5.54%)	1.77%	1.75%(c)	3.28%	47%	$14,237
Year Ended 5/31/2021(d)	$11.96	11.66%	1.78%	1.76%(c)	3.65%	58%	$17,974
Year Ended 5/31/2020(d)	$11.13	2.03%	1.79%	1.78%(c)	4.12%	59%	$26,532
Year Ended 5/31/2019(d)	$11.36	4.68%	1.79%	1.79%(c)	4.17%	41%	$34,097
Institutional Class
Year Ended 5/31/2023	$10.32	(0.34%)	0.80%	0.75%(c)	5.38%	30%	$135,507
Year Ended 5/31/2022	$10.94	(4.55%)	0.77%	0.75%(c)	4.28%	47%	$177,452
Year Ended 5/31/2021(d)	$12.02	12.54%	0.78%	0.76%(c)	4.63%	58%	$191,648
Year Ended 5/31/2020(d)	$11.19	3.07%	0.79%	0.78%(c)	5.11%	59%	$171,521
Year Ended 5/31/2019(d)	$11.43	5.73%	0.79%	0.79%(c)	5.17%	41%	$174,135
Institutional 2 Class
Year Ended 5/31/2023	$10.29	(0.29%)	0.72%	0.68%	5.46%	30%	$37,596
Year Ended 5/31/2022	$10.91	(4.51%)	0.70%	0.68%	4.30%	47%	$37,114
Year Ended 5/31/2021(d)	$11.99	12.74%	0.71%	0.69%	4.70%	58%	$82,319
Year Ended 5/31/2020(d)	$11.16	3.14%	0.72%	0.71%	5.15%	59%	$95,933
Year Ended 5/31/2019(d)	$11.39	5.82%	0.71%	0.71%	5.23%	41%	$77,805
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2023	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$10.93	0.57	(0.61)	(0.04)	(0.58)	—	(0.58)
Year Ended 5/31/2022	$12.01	0.52	(1.03)	(0.51)	(0.53)	(0.04)	(0.57)
Year Ended 5/31/2021(d)	$11.17	0.55	0.86	1.41	(0.57)	—	(0.57)
Year Ended 5/31/2020(d)	$11.41	0.60	(0.24)	0.36	(0.60)	—	(0.60)
Year Ended 5/31/2019(d)	$11.37	0.60	0.04	0.64	(0.60)	—	(0.60)
Class R
Year Ended 5/31/2023	$10.98	0.51	(0.61)	(0.10)	(0.52)	—	(0.52)
Year Ended 5/31/2022	$12.07	0.45	(1.04)	(0.59)	(0.46)	(0.04)	(0.50)
Year Ended 5/31/2021(d)	$11.23	0.49	0.85	1.34	(0.50)	—	(0.50)
Year Ended 5/31/2020(d)	$11.47	0.52	(0.24)	0.28	(0.52)	—	(0.52)
Year Ended 5/31/2019(d)	$11.43	0.52	0.04	0.56	(0.52)	—	(0.52)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia High Yield Bond Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$10.31	(0.23%)	0.67%	0.63%	5.50%	30%	$534,874
Year Ended 5/31/2022	$10.93	(4.44%)	0.65%	0.63%	4.40%	47%	$670,696
Year Ended 5/31/2021(d)	$12.01	12.99%	0.67%	0.64%	4.70%	58%	$779,695
Year Ended 5/31/2020(d)	$11.17	3.19%	0.66%	0.66%	5.23%	59%	$323,763
Year Ended 5/31/2019(d)	$11.41	5.87%	0.66%	0.66%	5.29%	41%	$385,410
Class R
Year Ended 5/31/2023	$10.36	(0.82%)	1.30%	1.25%(c)	4.89%	30%	$12,152
Year Ended 5/31/2022	$10.98	(5.07%)	1.27%	1.25%(c)	3.79%	47%	$14,451
Year Ended 5/31/2021(d)	$12.07	12.05%	1.28%	1.26%(c)	4.13%	58%	$15,494
Year Ended 5/31/2020(d)	$11.23	2.57%	1.29%	1.28%(c)	4.61%	59%	$13,930
Year Ended 5/31/2019(d)	$11.47	5.21%	1.29%	1.29%(c)	4.68%	41%	$19,019
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Annual Report 2023	27

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
28	Columbia High Yield Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Columbia High Yield Bond Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
May 31, 2023
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
30	Columbia High Yield Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
Columbia High Yield Bond Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
May 31, 2023
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2022, Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to that share class.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.00
Class R	0.14
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,520.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $6,096,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
32	Columbia High Yield Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	94,163
Class C	—	1.00(b)	1,749

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through September 30, 2023
Class A	1.00%
Advisor Class	0.75
Class C	1.75
Institutional Class	0.75
Institutional 2 Class	0.68
Institutional 3 Class	0.63
Class R	1.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to October 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.00% for Institutional 3 Class of the average daily net assets attributable to that share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
Columbia High Yield Bond Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
May 31, 2023
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
835,005	(835,005)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
73,699,704	—	73,699,704	82,105,066	—	82,105,066
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
6,845,892	—	(64,053,128)	(142,021,628)
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,396,755,406	2,778,184	(144,799,812)	(142,021,628)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(19,383,845)	(44,669,283)	(64,053,128)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $389,284,505 and $535,792,991, respectively, for the year ended May 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
34	Columbia High Yield Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,977,778	4.34	9
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
Columbia High Yield Bond Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
May 31, 2023
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market
36	Columbia High Yield Bond Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At May 31, 2023, affiliated shareholders of record owned 65.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia High Yield Bond Fund | Annual Report 2023	37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia High Yield Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia High Yield Bond Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
38	Columbia High Yield Bond Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Section 163(j) Interest Dividends
99.90%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia High Yield Bond Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
40	Columbia High Yield Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
Columbia High Yield Bond Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
42	Columbia High Yield Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia High Yield Bond Fund | Annual Report 2023	43

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
44	Columbia High Yield Bond Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia High Yield Bond Fund | Annual Report 2023	45

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Columbia High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN160_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia Dividend Opportunity Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Dividend Opportunity Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Opportunity Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
Grace Lee, CAIA
Lead Portfolio Manager
Managed Fund since 2020
Yan Jin
Portfolio Manager
Managed Fund since 2018
David King, CFA
Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	-7.70	6.83	7.84
	Including sales charges		-13.02	5.58	7.20
Advisor Class		11/08/12	-7.49	7.11	8.10
Class C	Excluding sales charges	06/26/00	-8.41	6.04	7.03
	Including sales charges		-9.27	6.04	7.03
Institutional Class		09/27/10	-7.48	7.11	8.10
Institutional 2 Class		08/01/08	-7.44	7.16	8.18
Institutional 3 Class		11/08/12	-7.41	7.20	8.23
Class R		08/01/08	-7.93	6.57	7.56
MSCI USA High Dividend Yield Index (Net)			-6.46	5.69	8.27
Russell 1000 Value Index			-4.55	6.78	8.42
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Dividend Opportunity Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Common Stocks	97.7
Convertible Preferred Stocks	2.3
Money Market Funds	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2023)
Communication Services	4.2
Consumer Discretionary	4.5
Consumer Staples	14.4
Energy	10.9
Financials	18.1
Health Care	15.9
Industrials	5.9
Information Technology	9.5
Materials	1.9
Real Estate	7.2
Utilities	7.5
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Dividend Opportunity Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2023, Class A shares of Columbia Dividend Opportunity Fund returned -7.70% excluding sales charges. During the same time period, the Fund underperformed its benchmark, the MSCI USA High Dividend Yield Index (Net), which returned -6.46%, as well as the Russell 1000 Value Index, which returned -4.55%.
Market overview
U.S. equities seesawed through the 12-month period ending May 31, 2023, struggling to maintain positive momentum despite frequent rallies that brought major benchmarks above break-even. Although investors grappled with a variety of worries, market trajectory both up and down was driven predominantly by cross currents centered on evolving expectations for inflation and the path of U.S. Federal Reserve (Fed) interest-rate hikes.
Despite the relatively steady pace of interest rate hikes that began to unfold during the period, sentiment occasionally improved as the period progressed. Positives included hints of so-called “peak inflation” and attractive valuations, as well as hopes that China’s economy would reopen after an extended zero-COVID-19 lockdown that gummed up global trade and contributed to cost pressures affecting economies worldwide. Better-than-feared earnings results and guidance helped sentiment, particularly from bellwethers like Alphabet and Microsoft, as well as retailers like Walmart and Target early in the period. But most of the upside was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee announced an anticipated 75 basis point rate hike at the end of July 2022. (A basis point is 1/100 of a percent.) What many seemingly heard were hints that rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Chair Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75 basis point hike in September, along with a dot-plot showing no expectations for rate cuts until 2024.
Equities continued to deliver lumpy results and briefly turned higher into the start of 2023 as investors yet again seemed comfortable with the notion of a softer landing based on better-than-expected earnings, as well as constructive inflation and economic data. But that bout of optimism proved short-lived during February 2023, as a blowout January employment report and continued higher-for-longer messaging from the Fed, along with mixed earnings reports and geopolitical uncertainties, weighed on sentiment. Then in March 2023, banking sector turmoil dominated headlines as two banks failed in quick succession. While intervention to guarantee uninsured deposits and to provide emergency liquidity helped to limit any broader banking contagion, regional bank stocks still suffered. However, the bank crisis brought with it a rate reprieve and heightened expectations for a Fed pivot, providing a tailwind for technology and other growth-oriented stocks with future earnings that are made currently more attractive by lower interest rates. Even though the final rate hike of the period on May 3 brought the target federal funds rate upper bound to 5.25% – a level not seen since mid-2006 – sentiment for high-growth stocks remained intact.
Headwinds swirling throughout the end of the period included protracted wrangling between the White House and Republican leaders in efforts to raise the debt ceiling and avoid default on U.S. Treasury obligations. Lingering fears of more turmoil in the banking sector, dampened China reopening momentum and persistent signs of an imminent recession added heft to downside expectations. Better-than-expected first quarter 2023 earnings reports and upbeat guidance helped offset some of these worries, as did resilient consumer spending and a last-minute agreement in principle on May 27 that would suspend the debt ceiling until January 2025.
Against this backdrop, the Fund’s benchmark delivered a return of -6.46%, with the consumer discretionary and information technology sectors delivering the only positive sector performance for the benchmark during the period. The benchmark was weighed down most by the performance of the financials and communication services sectors. Growth stocks, as measured by the Russell 1000 Growth Index, significantly outperformed value stocks, as measured by the Russell 1000 Value Index. Small-cap stocks, as measured by the Russell 2000 Index, and mid-cap stocks, represented by the Russell Midcap Index, each lost over 4.5%.
The Fund’s notable detractors during the period
•	The Fund’s underperformance of its benchmark was driven primarily by sector allocations during the period, most notably overweighted allocations to the financials and energy sectors and an allocation to the real estate sector.
•	Selections within the materials and consumer discretionary sectors also weighed on results versus the benchmark.
Columbia Dividend Opportunity Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Individual securities that detracted most from the Fund’s performance relative to the benchmark included Bank of America Corp., real estate investment trusts Crown Castle, Inc. and Medical Properties Trust, Inc., consumer and commercial products manufacturer Newell Brands, Inc. and Canadian fertilizer company Nutrien Ltd.
•	The Fund sold its positions in Crown Castle, Medical Properties Trust and Newell Brands during the period.
The Fund’s notable contributors during the period
•	Strong broad-based security selections contributed to Fund performance versus the benchmark, particularly within the financials, energy, health care and information technology sectors.
•	Underweighted allocations to the communication services and health care sectors, both of which returned negative performance for the benchmark, also contributed to relative results.
•	Individual Fund holdings that contributed most to Fund performance versus the benchmark during the period included energy giant Exxon Mobil Corp., healthcare company CVS Health Corp., financial services company JPMorgan Chase & Co., semiconductor company Intel Corp. and medical device company Medtronic PLC.
•	The Fund sold its position in Intel during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Dividend payments are not guaranteed and the amount, if any, can vary over time. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Dividend Opportunity Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	914.70	1,019.95	4.77	5.04	1.00
Advisor Class	1,000.00	1,000.00	915.80	1,021.19	3.58	3.78	0.75
Class C	1,000.00	1,000.00	911.30	1,016.21	8.34	8.80	1.75
Institutional Class	1,000.00	1,000.00	915.90	1,021.19	3.58	3.78	0.75
Institutional 2 Class	1,000.00	1,000.00	915.90	1,021.39	3.39	3.58	0.71
Institutional 3 Class	1,000.00	1,000.00	916.10	1,021.64	3.15	3.33	0.66
Class R	1,000.00	1,000.00	913.80	1,018.70	5.96	6.29	1.25
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Dividend Opportunity Fund | Annual Report 2023	7

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.0%
Issuer	Shares	Value ($)
Communication Services 4.2%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	2,050,000	32,246,500
Verizon Communications, Inc.	465,000	16,567,950
Total		48,814,450
Media 2.0%
Comcast Corp., Class A	1,150,000	45,252,500
Total Communication Services		94,066,950
Consumer Discretionary 4.5%
Automobiles 0.5%
Ford Motor Co.	950,000	11,400,000
Broadline Retail 0.4%
Macy’s, Inc.	600,000	8,154,000
Hotels, Restaurants & Leisure 1.1%
Darden Restaurants, Inc.	80,000	12,681,600
Restaurant Brands International, Inc.	160,000	11,665,600
Total		24,347,200
Specialty Retail 2.0%
Home Depot, Inc. (The)	160,000	45,352,000
Textiles, Apparel & Luxury Goods 0.5%
Tapestry, Inc.	300,000	12,006,000
Total Consumer Discretionary		101,259,200
Consumer Staples 14.3%
Beverages 5.3%
Coca-Cola Co. (The)	1,050,000	62,643,000
PepsiCo, Inc.	315,000	57,440,250
Total		120,083,250
Consumer Staples Distribution & Retail 0.5%
Target Corp.	75,000	9,819,750
Food Products 2.0%
Bunge Ltd.	127,500	11,811,600
JM Smucker Co. (The)	75,000	10,994,250
Kraft Heinz Co. (The)	600,000	22,932,000
Total		45,737,850
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 3.5%
Procter & Gamble Co. (The)	550,000	78,375,000
Personal Care Products 0.3%
Kenvue, Inc.(a)	283,725	7,118,660
Tobacco 2.7%
Altria Group, Inc.	525,000	23,320,500
Philip Morris International, Inc.	425,000	38,254,250
Total		61,574,750
Total Consumer Staples		322,709,260
Energy 10.8%
Oil, Gas & Consumable Fuels 10.8%
Chesapeake Energy Corp.	150,000	11,287,500
Chevron Corp.	375,000	56,482,500
ConocoPhillips Co.	235,000	23,335,500
EOG Resources, Inc.	105,000	11,265,450
Exxon Mobil Corp.	1,050,000	107,289,000
Valero Energy Corp.	157,500	16,858,800
Williams Companies, Inc. (The)	600,000	17,196,000
Total		243,714,750
Total Energy		243,714,750
Financials 18.0%
Banks 10.3%
Bank of America Corp.	1,600,000	44,464,000
JPMorgan Chase & Co.	650,000	88,211,500
M&T Bank Corp.	185,000	22,044,600
New York Community Bancorp, Inc.	1,200,000	12,336,000
PNC Financial Services Group, Inc. (The)	145,000	16,795,350
Wells Fargo & Co.	1,225,000	48,767,250
Total		232,618,700
Capital Markets 6.2%
Ares Capital Corp.	675,000	12,649,500
BlackRock, Inc.	36,500	24,000,575
Blackstone, Inc.	275,000	23,551,000
Carlyle Group, Inc. (The)	450,000	12,334,500
CME Group, Inc.	65,000	11,618,750
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Morgan Stanley	475,000	38,836,000
State Street Corp.	250,000	17,005,000
Total		139,995,325
Insurance 1.0%
MetLife, Inc.	435,000	21,554,250
Mortgage Real Estate Investment Trusts (REITS) 0.5%
Starwood Property Trust, Inc.	700,000	12,285,000
Total Financials		406,453,275
Health Care 15.8%
Biotechnology 4.0%
AbbVie, Inc.	450,000	62,082,000
Amgen, Inc.	125,000	27,581,250
Total		89,663,250
Health Care Equipment & Supplies 1.8%
Medtronic PLC	475,000	39,311,000
Health Care Providers & Services 0.5%
CVS Health Corp.	170,000	11,565,100
Pharmaceuticals 9.5%
Bristol-Myers Squibb Co.	615,000	39,630,600
Johnson & Johnson	440,000	68,226,400
Merck & Co., Inc.	650,000	71,766,500
Pfizer, Inc.	925,000	35,168,500
Total		214,792,000
Total Health Care		355,331,350
Industrials 5.3%
Aerospace & Defense 0.8%
Raytheon Technologies Corp.	185,000	17,045,900
Air Freight & Logistics 1.5%
United Parcel Service, Inc., Class B	210,000	35,070,000
Building Products 0.5%
Johnson Controls International PLC	185,000	11,044,500
Electrical Equipment 0.7%
Emerson Electric Co.	215,000	16,701,200
Ground Transportation 0.5%
Union Pacific Corp.	60,000	11,551,200
Machinery 1.3%
Common Stocks (continued)
Issuer	Shares	Value ($)
AGCO Corp.	100,000	11,028,000
Stanley Black & Decker, Inc.	240,000	17,992,800
Total		29,020,800
Total Industrials		120,433,600
Information Technology 9.4%
Communications Equipment 2.0%
Cisco Systems, Inc.	900,000	44,703,000
Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	350,000	10,783,500
IT Services 1.3%
International Business Machines Corp.	222,500	28,611,275
Semiconductors & Semiconductor Equipment 5.1%
Broadcom, Inc.	100,000	80,796,000
QUALCOMM, Inc.	100,000	11,341,000
Texas Instruments, Inc.	135,000	23,473,800
Total		115,610,800
Technology Hardware, Storage & Peripherals 0.5%
HP, Inc.	425,000	12,350,500
Total Information Technology		212,059,075
Materials 1.8%
Chemicals 1.3%
Dow, Inc.	450,000	21,951,000
Nutrien Ltd.	165,000	8,695,500
Total		30,646,500
Metals & Mining 0.5%
Newmont Corp.	275,000	11,151,250
Total Materials		41,797,750
Real Estate 7.2%
Health Care REITs 0.5%
Welltower, Inc.	150,000	11,191,500
Industrial REITs 1.6%
Prologis, Inc.	300,000	37,365,000
Residential REITs 1.3%
AvalonBay Communities, Inc.	65,000	11,308,700
Invitation Homes, Inc.	525,000	17,787,000
Total		29,095,700

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Retail REITs 0.8%
Simon Property Group, Inc.	165,000	17,349,750
Specialized REITs 3.0%
American Tower Corp.	175,000	32,277,000
Life Storage, Inc.	135,000	17,197,650
VICI Properties, Inc.	575,000	17,784,750
Total		67,259,400
Total Real Estate		162,261,350
Utilities 5.7%
Electric Utilities 4.7%
American Electric Power Co., Inc.	260,000	21,611,200
Duke Energy Corp.	240,000	21,429,600
Entergy Corp.	225,000	22,095,000
FirstEnergy Corp.	600,000	22,434,000
NextEra Energy, Inc.	235,000	17,263,100
Total		104,832,900
Multi-Utilities 1.0%
DTE Energy Co.	215,000	23,134,000
Total Utilities		127,966,900
Total Common Stocks (Cost $1,889,537,062)		2,188,053,460
Convertible Preferred Stocks 2.3%
Issuer		Shares	Value ($)
Industrials 0.5%
Professional Services 0.5%
Clarivate PLC	5.250%	325,000	11,318,251
Total Industrials			11,318,251
Utilities 1.8%
Electric Utilities 0.8%
NextEra Energy, Inc.	6.926%	375,000	17,017,500
Multi-Utilities 1.0%
NiSource, Inc.	7.750%	235,000	23,718,550
Total Utilities			40,736,050
Total Convertible Preferred Stocks (Cost $57,473,220)			52,054,301

Money Market Funds 0.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(b),(c)	310,214	310,059
Total Money Market Funds (Cost $310,055)		310,059
Total Investments in Securities (Cost: $1,947,320,337)		2,240,417,820
Other Assets & Liabilities, Net		14,929,126
Net Assets		2,255,346,946

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at May 31, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	3,121,726	582,042,590	(584,854,261)	4	310,059	2,978	616,052	310,214
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	94,066,950	—	—	94,066,950
Consumer Discretionary	101,259,200	—	—	101,259,200
Consumer Staples	322,709,260	—	—	322,709,260
Energy	243,714,750	—	—	243,714,750
Financials	406,453,275	—	—	406,453,275
Health Care	355,331,350	—	—	355,331,350
Industrials	120,433,600	—	—	120,433,600
Information Technology	212,059,075	—	—	212,059,075
Materials	41,797,750	—	—	41,797,750
Real Estate	162,261,350	—	—	162,261,350
Utilities	127,966,900	—	—	127,966,900
Total Common Stocks	2,188,053,460	—	—	2,188,053,460
Convertible Preferred Stocks
Industrials	—	11,318,251	—	11,318,251
Utilities	—	40,736,050	—	40,736,050
Total Convertible Preferred Stocks	—	52,054,301	—	52,054,301
Money Market Funds	310,059	—	—	310,059
Total Investments in Securities	2,188,363,519	52,054,301	—	2,240,417,820
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2023	11

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,947,010,282)	$2,240,107,761
Affiliated issuers (cost $310,055)	310,059
Receivable for:
Investments sold	21,075,557
Capital shares sold	596,509
Dividends	9,815,872
Foreign tax reclaims	1,465,990
Prepaid expenses	12,649
Total assets	2,273,384,397
Liabilities
Payable for:
Investments purchased	15,049,957
Capital shares purchased	2,380,757
Management services fees	39,564
Distribution and/or service fees	10,869
Transfer agent fees	212,636
Compensation of board members	286,204
Other expenses	57,464
Total liabilities	18,037,451
Net assets applicable to outstanding capital stock	$2,255,346,946
Represented by
Paid in capital	1,946,218,111
Total distributable earnings (loss)	309,128,835
Total - representing net assets applicable to outstanding capital stock	$2,255,346,946
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
May 31, 2023
Class A
Net assets	$1,179,047,058
Shares outstanding	36,006,467
Net asset value per share	$32.75
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$34.75
Advisor Class
Net assets	$94,217,507
Shares outstanding	2,794,806
Net asset value per share	$33.71
Class C
Net assets	$80,831,775
Shares outstanding	2,554,734
Net asset value per share	$31.64
Institutional Class
Net assets	$588,309,784
Shares outstanding	17,838,338
Net asset value per share	$32.98
Institutional 2 Class
Net assets	$117,286,372
Shares outstanding	3,543,989
Net asset value per share	$33.09
Institutional 3 Class
Net assets	$158,594,897
Shares outstanding	4,685,035
Net asset value per share	$33.85
Class R
Net assets	$37,059,553
Shares outstanding	1,132,439
Net asset value per share	$32.73
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2023	13

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$94,374,121
Dividends — affiliated issuers	616,052
Interfund lending	700
European Union tax reclaim	294,366
Foreign taxes withheld	(78,112)
Total income	95,207,127
Expenses:
Management services fees	15,253,316
Distribution and/or service fees
Class A	3,212,006
Class C	897,614
Class R	195,560
Transfer agent fees
Class A	1,200,838
Advisor Class	96,995
Class C	83,902
Institutional Class	572,672
Institutional 2 Class	64,545
Institutional 3 Class	11,906
Class R	36,564
Compensation of board members	53,222
Custodian fees	18,429
Printing and postage fees	117,216
Registration fees	145,256
Accounting services fees	63,630
Legal fees	44,631
Interest on interfund lending	330
Compensation of chief compliance officer	481
Other	48,014
Total expenses	22,117,127
Fees waived by transfer agent
Institutional 2 Class	(6,292)
Institutional 3 Class	(3,340)
Expense reduction	(120)
Total net expenses	22,107,375
Net investment income	73,099,752
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,411,096
Investments — affiliated issuers	2,978
Foreign currency translations	(1,667)
Net realized gain	6,412,407
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(267,213,969)
Investments — affiliated issuers	4
Foreign currency translations	(6,378)
Net change in unrealized appreciation (depreciation)	(267,220,343)
Net realized and unrealized loss	(260,807,936)
Net decrease in net assets resulting from operations	$(187,708,184)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$73,099,752	$67,399,988
Net realized gain	6,412,407	203,391,886
Net change in unrealized appreciation (depreciation)	(267,220,343)	(55,878,231)
Net increase (decrease) in net assets resulting from operations	(187,708,184)	214,913,643
Distributions to shareholders
Net investment income and net realized gains
Class A	(97,484,621)	(164,397,027)
Advisor Class	(7,839,120)	(12,767,220)
Class C	(6,374,852)	(11,089,843)
Institutional Class	(47,955,816)	(69,373,878)
Institutional 2 Class	(8,679,446)	(16,037,196)
Institutional 3 Class	(13,987,462)	(18,019,787)
Class R	(2,851,861)	(4,652,665)
Total distributions to shareholders	(185,173,178)	(296,337,616)
Increase in net assets from capital stock activity	121,884,398	107,105,162
Total increase (decrease) in net assets	(250,996,964)	25,681,189
Net assets at beginning of year	2,506,343,910	2,480,662,721
Net assets at end of year	$2,255,346,946	$2,506,343,910
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2023	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,602,188	91,965,188	2,227,538	85,824,916
Distributions reinvested	2,717,498	95,309,534	4,319,885	160,563,998
Redemptions	(5,660,192)	(198,426,011)	(4,740,677)	(184,402,807)
Net increase (decrease)	(340,506)	(11,151,289)	1,806,746	61,986,107
Advisor Class
Subscriptions	723,968	26,284,348	660,642	26,112,531
Distributions reinvested	216,769	7,810,840	333,065	12,711,577
Redemptions	(1,036,445)	(37,023,294)	(774,394)	(31,055,700)
Net increase (decrease)	(95,708)	(2,928,106)	219,313	7,768,408
Class C
Subscriptions	661,727	22,773,103	605,451	22,724,414
Distributions reinvested	185,546	6,314,487	301,735	10,863,141
Redemptions	(845,993)	(28,656,405)	(1,050,865)	(39,545,239)
Net increase (decrease)	1,280	431,185	(143,679)	(5,957,684)
Institutional Class
Subscriptions	5,208,749	185,738,456	3,536,655	137,420,967
Distributions reinvested	1,281,313	45,197,406	1,733,429	64,857,694
Redemptions	(4,151,743)	(145,777,039)	(4,048,659)	(159,221,847)
Net increase	2,338,319	85,158,823	1,221,425	43,056,814
Institutional 2 Class
Subscriptions	1,143,181	40,246,582	581,309	22,838,793
Distributions reinvested	210,381	7,444,413	365,385	13,710,246
Redemptions	(995,202)	(35,390,328)	(1,115,634)	(43,565,011)
Net increase (decrease)	358,360	12,300,667	(168,940)	(7,015,972)
Institutional 3 Class
Subscriptions	2,720,494	97,575,046	996,555	39,704,663
Distributions reinvested	363,220	13,158,018	438,620	16,801,049
Redemptions	(2,102,212)	(75,719,910)	(1,280,795)	(50,753,698)
Net increase	981,502	35,013,154	154,380	5,752,014
Class R
Subscriptions	209,357	7,394,455	109,885	4,223,855
Distributions reinvested	81,046	2,843,366	124,613	4,628,174
Redemptions	(206,025)	(7,177,857)	(189,210)	(7,336,554)
Net increase	84,378	3,059,964	45,288	1,515,475
Total net increase	3,327,625	121,884,398	3,134,533	107,105,162
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Annual Report 2023

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Columbia Dividend Opportunity Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$38.28	1.04(c)	(3.86)	(2.82)	(1.02)	(1.69)	(2.71)
Year Ended 5/31/2022	$39.82	1.04	2.32	3.36	(1.05)	(3.85)	(4.90)
Year Ended 5/31/2021(f)	$30.78	1.01	9.43	10.44	(1.12)	(0.28)	(1.40)
Year Ended 5/31/2020(f)	$35.23	1.20	(1.17)	0.03	(1.12)	(3.36)	(4.48)
Year Ended 5/31/2019(f)	$38.24	1.08	0.15	1.23	(1.24)	(3.00)	(4.24)
Advisor Class
Year Ended 5/31/2023	$39.33	1.16(c)	(3.97)	(2.81)	(1.12)	(1.69)	(2.81)
Year Ended 5/31/2022	$40.78	1.17	2.38	3.55	(1.15)	(3.85)	(5.00)
Year Ended 5/31/2021(f)	$31.49	1.12	9.65	10.77	(1.20)	(0.28)	(1.48)
Year Ended 5/31/2020(f)	$35.96	1.32	(1.23)	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019(f)	$38.94	1.20	0.14	1.34	(1.32)	(3.00)	(4.32)
Class C
Year Ended 5/31/2023	$37.06	0.75(c)	(3.73)	(2.98)	(0.75)	(1.69)	(2.44)
Year Ended 5/31/2022	$38.69	0.72	2.25	2.97	(0.75)	(3.85)	(4.60)
Year Ended 5/31/2021(f)	$29.93	0.74	9.18	9.92	(0.88)	(0.28)	(1.16)
Year Ended 5/31/2020(f)	$34.34	0.92	(1.13)	(0.21)	(0.84)	(3.36)	(4.20)
Year Ended 5/31/2019(f)	$37.37	0.80	0.13	0.93	(0.96)	(3.00)	(3.96)
Institutional Class
Year Ended 5/31/2023	$38.54	1.13(c)	(3.88)	(2.75)	(1.12)	(1.69)	(2.81)
Year Ended 5/31/2022	$40.06	1.15	2.33	3.48	(1.15)	(3.85)	(5.00)
Year Ended 5/31/2021(f)	$30.95	1.10	9.49	10.59	(1.20)	(0.28)	(1.48)
Year Ended 5/31/2020(f)	$35.42	1.28	(1.19)	0.09	(1.20)	(3.36)	(4.56)
Year Ended 5/31/2019(f)	$38.42	1.20	0.12	1.32	(1.32)	(3.00)	(4.32)
Institutional 2 Class
Year Ended 5/31/2023	$38.66	1.15(c)	(3.90)	(2.75)	(1.13)	(1.69)	(2.82)
Year Ended 5/31/2022	$40.18	1.17	2.33	3.50	(1.17)	(3.85)	(5.02)
Year Ended 5/31/2021(f)	$31.04	1.12	9.52	10.64	(1.22)	(0.28)	(1.50)
Year Ended 5/31/2020(f)	$35.50	1.32	(1.18)	0.14	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019(f)	$38.49	1.20	0.17	1.37	(1.36)	(3.00)	(4.36)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$32.75	(7.70%)	1.00%(d)	1.00%(d),(e)	2.95%(c)	52%	$1,179,047
Year Ended 5/31/2022	$38.28	9.04%	0.99%(d)	0.99%(d),(e)	2.64%	41%	$1,391,270
Year Ended 5/31/2021(f)	$39.82	34.85%	1.01%	1.01%(e)	2.98%	51%	$1,375,445
Year Ended 5/31/2020(f)	$30.78	(0.90%)	1.00%	1.00%(e)	3.44%	47%	$1,179,625
Year Ended 5/31/2019(f)	$35.23	3.47%	0.99%	0.99%(e)	2.92%	66%	$1,424,224
Advisor Class
Year Ended 5/31/2023	$33.71	(7.49%)	0.75%(d)	0.75%(d),(e)	3.20%(c)	52%	$94,218
Year Ended 5/31/2022	$39.33	9.32%	0.74%(d)	0.74%(d),(e)	2.89%	41%	$113,675
Year Ended 5/31/2021(f)	$40.78	35.31%	0.76%	0.76%(e)	3.23%	51%	$108,945
Year Ended 5/31/2020(f)	$31.49	(0.74%)	0.75%	0.75%(e)	3.72%	47%	$79,477
Year Ended 5/31/2019(f)	$35.96	3.77%	0.74%	0.74%(e)	3.18%	66%	$82,497
Class C
Year Ended 5/31/2023	$31.64	(8.41%)	1.75%(d)	1.75%(d),(e)	2.20%(c)	52%	$80,832
Year Ended 5/31/2022	$37.06	8.21%	1.74%(d)	1.74%(d),(e)	1.89%	41%	$94,620
Year Ended 5/31/2021(f)	$38.69	34.05%	1.76%	1.76%(e)	2.26%	51%	$104,339
Year Ended 5/31/2020(f)	$29.93	(1.67%)	1.75%	1.75%(e)	2.68%	47%	$163,439
Year Ended 5/31/2019(f)	$34.34	2.64%	1.74%	1.74%(e)	2.18%	66%	$219,222
Institutional Class
Year Ended 5/31/2023	$32.98	(7.48%)	0.75%(d)	0.75%(d),(e)	3.20%(c)	52%	$588,310
Year Ended 5/31/2022	$38.54	9.32%	0.74%(d)	0.74%(d),(e)	2.89%	41%	$597,311
Year Ended 5/31/2021(f)	$40.06	35.26%	0.76%	0.76%(e)	3.23%	51%	$572,007
Year Ended 5/31/2020(f)	$30.95	(0.63%)	0.75%	0.75%(e)	3.68%	47%	$510,928
Year Ended 5/31/2019(f)	$35.42	3.71%	0.74%	0.74%(e)	3.18%	66%	$647,702
Institutional 2 Class
Year Ended 5/31/2023	$33.09	(7.44%)	0.71%(d)	0.70%(d)	3.24%(c)	52%	$117,286
Year Ended 5/31/2022	$38.66	9.35%	0.70%(d)	0.69%(d)	2.94%	41%	$123,165
Year Ended 5/31/2021(f)	$40.18	35.37%	0.72%	0.71%	3.29%	51%	$134,775
Year Ended 5/31/2020(f)	$31.04	(0.69%)	0.71%	0.70%	3.76%	47%	$112,602
Year Ended 5/31/2019(f)	$35.50	3.87%	0.70%	0.69%	3.22%	66%	$116,907
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$39.48	1.20(c)	(3.99)	(2.79)	(1.15)	(1.69)	(2.84)
Year Ended 5/31/2022	$40.92	1.21	2.39	3.60	(1.19)	(3.85)	(5.04)
Year Ended 5/31/2021(f)	$31.59	1.16	9.68	10.84	(1.23)	(0.28)	(1.51)
Year Ended 5/31/2020(f)	$36.06	1.36	(1.23)	0.13	(1.24)	(3.36)	(4.60)
Year Ended 5/31/2019(f)	$39.03	1.24	0.15	1.39	(1.36)	(3.00)	(4.36)
Class R
Year Ended 5/31/2023	$38.25	0.95(c)	(3.85)	(2.90)	(0.93)	(1.69)	(2.62)
Year Ended 5/31/2022	$39.79	0.94	2.32	3.26	(0.95)	(3.85)	(4.80)
Year Ended 5/31/2021(f)	$30.76	0.92	9.43	10.35	(1.04)	(0.28)	(1.32)
Year Ended 5/31/2020(f)	$35.20	1.12	(1.16)	(0.04)	(1.04)	(3.36)	(4.40)
Year Ended 5/31/2019(f)	$38.20	1.00	0.12	1.12	(1.12)	(3.00)	(4.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Net investment income per share includes European Union tax reclaims which amounted to less than $0.01 per share. Excluding this amount, the ratio of net investment income to average net assets would have been lower by 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Dividend Opportunity Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$33.85	(7.41%)	0.66%(d)	0.66%(d)	3.30%(c)	52%	$158,595
Year Ended 5/31/2022	$39.48	9.42%	0.65%(d)	0.65%(d)	2.97%	41%	$146,214
Year Ended 5/31/2021(f)	$40.92	35.36%	0.67%	0.66%	3.33%	51%	$145,247
Year Ended 5/31/2020(f)	$31.59	(0.63%)	0.66%	0.65%	3.83%	47%	$112,370
Year Ended 5/31/2019(f)	$36.06	3.87%	0.65%	0.64%	3.28%	66%	$112,951
Class R
Year Ended 5/31/2023	$32.73	(7.93%)	1.25%(d)	1.25%(d),(e)	2.70%(c)	52%	$37,060
Year Ended 5/31/2022	$38.25	8.76%	1.24%(d)	1.24%(d),(e)	2.39%	41%	$40,089
Year Ended 5/31/2021(f)	$39.79	34.60%	1.26%	1.26%(e)	2.73%	51%	$39,905
Year Ended 5/31/2020(f)	$30.76	(1.19%)	1.25%	1.25%(e)	3.21%	47%	$33,516
Year Ended 5/31/2019(f)	$35.20	3.21%	1.24%	1.24%(e)	2.67%	66%	$38,093
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Annual Report 2023	21

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
22	Columbia Dividend Opportunity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Dividend Opportunity Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
May 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
24	Columbia Dividend Opportunity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2022, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
Columbia Dividend Opportunity Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
May 31, 2023
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.09
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $120.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $836,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	771,588
Class C	—	1.00(b)	7,020

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
26	Columbia Dividend Opportunity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.06%	1.06%
Advisor Class	0.81	0.81
Class C	1.81	1.81
Institutional Class	0.81	0.81
Institutional 2 Class	0.78	0.76
Institutional 3 Class	0.73	0.72
Class R	1.31	1.31
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to October 1, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, investments in certain convertible securities, trustees’ deferred compensation, foreign currency transactions, re-characterization of distributions for investments and deemed distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
10,154	58,445	(68,599)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Dividend Opportunity Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
May 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
71,050,612	114,122,566	185,173,178	66,305,482	230,032,134	296,337,616
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
12,703,759	10,733,285	—	286,068,891
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,954,348,929	408,342,518	(122,273,627)	286,068,891
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,252,253,799 and $1,239,309,206, respectively, for the year ended May 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
28	Columbia Dividend Opportunity Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	480,000	4.71	5
Lender	3,500,000	3.60	2
Interest income earned and interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international
Columbia Dividend Opportunity Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
May 31, 2023
sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At May 31, 2023, affiliated shareholders of record owned 53.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Dividend Opportunity Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Dividend Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Dividend Opportunity Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Dividend Opportunity Fund | Annual Report 2023	31

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$11,460,465
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
32	Columbia Dividend Opportunity Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Dividend Opportunity Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
34	Columbia Dividend Opportunity Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Dividend Opportunity Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
36	Columbia Dividend Opportunity Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Dividend Opportunity Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
38	Columbia Dividend Opportunity Fund | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN140_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia Seligman Technology and Information Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Seligman Technology and Information Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Seligman Technology and Information Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team Member
Managed Fund since 2013
Sanjay Devgan
Technology Team Member
Managed Fund since 2013
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Vimal Patel
Technology Team Member
Managed Fund since 2018
Israel Hernandez
Technology Team Member
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	3.29	17.05	19.04
	Including sales charges		-2.65	15.68	18.34
Advisor Class		08/03/09	3.55	17.35	19.34
Class C	Excluding sales charges	05/27/99	2.52	16.18	18.15
	Including sales charges		1.66	16.18	18.15
Institutional Class		09/27/10	3.57	17.35	19.34
Institutional 2 Class		11/30/01	3.58	17.40	19.43
Institutional 3 Class*		03/01/17	3.64	17.46	19.30
Class R		04/30/03	3.04	16.76	18.74
S&P North American Technology Sector Index			14.21	15.15	18.49
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Seligman Technology and Information Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Seligman Technology and Information Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Common Stocks	98.5
Convertible Bonds	0.0(a)
Exchange-Traded Equity Funds	0.1
Money Market Funds	1.4
Preferred Stocks	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2023)
Communication Services	11.1
Consumer Discretionary	1.8
Financials	4.4
Health Care	0.3
Industrials	2.1
Information Technology	80.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at May 31, 2023)
Information Technology
Application Software	8.7
Communications Equipment	3.7
Electronic Equipment & Instruments	1.6
Internet Services & Infrastructure	2.2
IT Consulting & Other Services	0.5
Semiconductor Materials & Equipment	14.7
Semiconductors	23.7
Systems Software	14.9
Technology Hardware, Storage & Peripherals	10.3
Total	80.3
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Seligman Technology and Information Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2023, Class A shares of Columbia Seligman Technology and Information Fund returned 3.29% excluding sales charges. The Fund underperformed its benchmark, the S&P North American Technology Sector Index, which returned 14.21% for the same time period.
Market overview
U.S. equities seesawed through the 12-month period ending May 31, 2023, struggling to maintain positive momentum despite frequent rallies that brought major benchmarks above break-even. Although investors grappled with a variety of worries, market trajectory both up and down was driven predominantly by cross currents centered on evolving expectations for inflation and the path of U.S. Federal Reserve (Fed) interest-rate hikes.
Despite the relatively steady pace of interest rate hikes that unfolded during the period, sentiment occasionally did improve as the period progressed. Positives included hints of so-called “peak inflation” and attractive valuations, as well as hopes that China’s economy would reopen after an extended zero-COVID-19 lockdown that gummed up global trade and contributed to cost pressures affecting economies worldwide. Most of the upside was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee announced an anticipated 75 basis point rate hike at the end of July 2022. (A basis point is 1/100 of a percent.) What many seemingly heard were hints that rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75 basis point hike in September, along with a dot-plot showing no expectations for rate cuts until 2024.
Equities continued to deliver lumpy results and briefly turned higher into the start of 2023 as investors yet again seemed comfortable with the notion of a softer landing, based on better-than-expected earnings, as well as constructive inflation and economic data. But that bout of optimism proved short-lived during February 2023, as a blowout January employment report and continued higher-for-longer messaging from the Fed, along with mixed earnings reports and geopolitical uncertainties, weighed on sentiment. Then in March, banking sector turmoil dominated headlines as two banks failed quickly. While intervention to guarantee uninsured deposits and to provide emergency liquidity helped to limit any broader banking contagion, regional bank stocks still suffered. However, the bank crisis brought with it a rate reprieve and heightened expectations for a Fed pivot, providing a tailwind for technology and other growth-oriented stocks with future earnings that are made currently more attractive by lower interest rates. Even though the final rate hike of the period on May 3 brought the target federal funds rate upper bound to 5.25% – a level not seen since mid-2006 – sentiment for high-growth stocks remained intact.
Headwinds swirling throughout the end of the period included protracted wrangling between the White House and Republican leaders in efforts to raise the debt ceiling and avoid default on U.S. Treasury obligations. Lingering fears of more turmoil in the banking sector, dampened China reopening momentum and persistent signs of an imminent recession added heft to downside expectations. Better-than-expected first quarter 2023 earnings reports and upbeat guidance helped offset some of these worries, as did resilient consumer spending and a last-minute agreement in principle on May 27 that would suspend the debt ceiling until January 2025.
Technology stocks and the broad market indices rebounded in January 2023 and through the end of the reporting period, as the December/January quarter earnings and guidance for many companies was somewhat better than feared. The IPO drought continued, while a few technology companies agreed to be acquired by strategic players or private equity firms. At the same time, share repurchase activity continued at a strong pace, leading to a favorable supply/demand picture for the broad stock market.
Within the benchmark S&P North American Technology Sector Index, performance was led by the information technology sector, particularly the semiconductor, software, communications equipment and technology hardware industries. The health care, industrials and financials sectors returned negative performance for the benchmark. Mid-period, transaction and payment processing companies were reclassified within the benchmark and moved from the information technology sector to the financials sector.
Columbia Seligman Technology and Information Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable detractors during the period
•	The Fund’s underperformance, relative to the benchmark, was due to stock selection, particularly within semiconductors, technology hardware and communications equipment.
•	Selections within the communication services sector also weighed on performance.
•	Individual securities that detracted most from relative performance during the period included semiconductor companies NVIDIA Corp., Synaptics, Inc. and Teradyne, Inc., technology hardware company Western Digital Corp. and fuel cell technology company Bloom Energy Corp.
•	The Fund did not own NVIDIA for much of the period on valuation concerns and missed out on the company’s significant rise in stock price.
•	Not owning Meta Platforms, Inc. hurt relative performance.
The Fund’s notable contributors during the period
•	Allocations were positive, relative to the benchmark, during the period. An overweighted allocation to semiconductors and an underweighted allocation to the financials and consumer discretionary sectors were most beneficial during the 12-month period.
•	Selections within the electronic equipment and software industries contributed, relative to the benchmark.
•	Top individual contributors included application software company Synopsis, Inc. and semiconductor companies Rambus, Inc., Broadcom, Inc. and Renesas Electronics Corp.
•	Not owning Amazon.com contributed, as did relative underweights in the poorly performing chip companies Intel Corp. and QUALCOMM. Inc. The Fund sold its positions in Intel and QUALCOMM.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuations. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. As a non-diversified fund, fewer investments could have a greater effect on performance. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Seligman Technology and Information Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,116.20	1,019.00	6.28	5.99	1.19
Advisor Class	1,000.00	1,000.00	1,117.60	1,020.19	5.02	4.78	0.95
Class C	1,000.00	1,000.00	1,111.90	1,015.26	10.21	9.75	1.94
Institutional Class	1,000.00	1,000.00	1,117.70	1,020.19	5.02	4.78	0.95
Institutional 2 Class	1,000.00	1,000.00	1,117.70	1,020.39	4.80	4.58	0.91
Institutional 3 Class	1,000.00	1,000.00	1,118.20	1,020.64	4.54	4.33	0.86
Class R	1,000.00	1,000.00	1,114.90	1,017.75	7.59	7.24	1.44
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Seligman Technology and Information Fund | Annual Report 2023	7

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.0%
Issuer	Shares	Value ($)
Communication Services 10.9%
Broadcasting 1.3%
Fox Corp., Class A	3,906,180	121,872,816
Total Broadcasting		121,872,816
Cable & Satellite 0.5%
Comcast Corp., Class A(a)	1,238,625	48,739,894
Total Cable & Satellite		48,739,894
Interactive Home Entertainment 1.5%
Activision Blizzard, Inc.(b)	1,852,581	148,576,996
Total Interactive Home Entertainment		148,576,996
Interactive Media & Services 6.6%
Alphabet, Inc., Class A(b)	2,955,380	363,127,541
Alphabet, Inc., Class C(b)	1,843,360	227,415,323
Match Group, Inc.(b)	1,107,700	38,215,650
Total Interactive Media & Services		628,758,514
Movies & Entertainment 0.5%
Warner Bros Discovery, Inc.(b)	4,206,206	47,446,003
Total Movies & Entertainment		47,446,003
Wireless Telecommunication Services 0.5%
T-Mobile US, Inc.(b)	349,300	47,941,425
Total Wireless Telecommunication Services		47,941,425
Total Communication Services		1,043,335,648
Consumer Discretionary 1.7%
Broadline Retail 1.7%
eBay, Inc.	3,893,624	165,634,765
total Broadline Retail		165,634,765
Total Consumer Discretionary		165,634,765
Financials 4.4%
Consumer Finance 0.0%
CommonBond, Class A(b),(c),(d),(e)	1,505,550	2
Total Consumer Finance		2
Transaction & Payment Processing Services 4.4%
Fidelity National Information Services, Inc.	1,113,700	60,774,609
Fiserv, Inc.(b)	830,944	93,223,607
Visa, Inc., Class A	1,192,425	263,561,698
Total Transaction & Payment Processing Services		417,559,914
Total Financials		417,559,916
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 0.3%
Biotechnology 0.3%
Apnimed, Inc.(b),(c),(d),(e)	1,127,586	12,517,332
Apnimed, Inc.(b),(c),(d),(e)	675,613	7,499,980
Apnimed, Inc.(b),(c),(d),(e)	360,327	3,999,990
Apnimed, Inc.(b),(c),(d),(e)	450,409	4,999,990
Eiger BioPharmaceuticals, Inc.(b),(f)	2,319,150	2,597,448
Total Biotechnology		31,614,740
Total Health Care		31,614,740
Industrials 2.0%
Heavy Electrical Equipment 1.8%
Bloom Energy Corp., Class A(b),(f)	12,967,348	177,912,015
Total Heavy Electrical Equipment		177,912,015
Human Resource & Employment Services 0.2%
HireRight Holdings Corp.(b)	1,528,235	15,633,844
Total Human Resource & Employment Services		15,633,844
Total Industrials		193,545,859
Information Technology 78.7%
Application Software 8.6%
Cerence, Inc.(b)	1,831,524	52,235,065
Dropbox, Inc., Class A(b)	10,994,209	253,086,691
RingCentral, Inc., Class A(b)	192,508	6,680,028
Salesforce, Inc.(b)	313,251	69,974,008
Splunk, Inc.(b)	783,600	77,803,644
Synopsys, Inc.(b)	790,065	359,447,972
Total Application Software		819,227,408
Communications Equipment 3.6%
Arista Networks, Inc.(b)	769,653	128,024,080
F5, Inc.(b)	855,300	126,225,174
Lumentum Holdings, Inc.(b)	1,714,670	90,706,043
Total Communications Equipment		344,955,297
Electronic Equipment & Instruments 1.6%
Advanced Energy Industries, Inc.	1,575,763	154,661,139
Total Electronic Equipment & Instruments		154,661,139
Internet Services & Infrastructure 2.1%
GoDaddy, Inc., Class A(b)	2,800,930	205,532,243
Total Internet Services & Infrastructure		205,532,243
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Technology and Information Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Consulting & Other Services 0.5%
DXC Technology Co.(b)	1,888,800	47,276,664
Total IT Consulting & Other Services		47,276,664
Semiconductor Materials & Equipment 14.4%
Applied Materials, Inc.	2,687,631	358,261,212
Lam Research Corp.	1,146,668	707,150,156
Teradyne, Inc.	3,172,822	317,885,036
Total Semiconductor Materials & Equipment		1,383,296,404
Semiconductors 23.2%
Analog Devices, Inc.	1,608,402	285,796,951
Broadcom, Inc.	617,187	498,662,409
indie Semiconductor, Inc., Class A(b)	2,000,000	19,000,000
Marvell Technology, Inc.	4,579,353	267,846,357
Microchip Technology, Inc.	2,151,550	161,925,653
Movella, Inc.(b)	6,015,834	7,038,525
NVIDIA Corp.	232,100	87,812,714
NXP Semiconductors NV	711,000	127,340,100
ON Semiconductor Corp.(b)	857,175	71,659,830
Qorvo, Inc.(b)	1,089,250	105,940,455
Rambus, Inc.(b)	1,313,200	83,992,272
Renesas Electronics Corp.(b)	11,464,600	185,556,851
Semtech Corp.(b)	745,000	16,196,300
Skyworks Solutions, Inc.	251,600	26,043,116
SMART Global Holdings, Inc.(b),(f)	3,151,596	71,163,038
Synaptics, Inc.(b),(f)	2,309,845	198,739,064
Transphorm, Inc.(b),(f)	2,987,500	11,740,875
Total Semiconductors		2,226,454,510
Systems Software 14.6%
Adeia, Inc.(f)	7,076,541	69,420,867
Fortinet, Inc.(b)	2,626,163	179,445,718
Gen Digital, Inc.	7,599,508	133,295,370
Microsoft Corp.	1,282,250	421,078,078
Oracle Corp.	2,230,600	236,309,764
Palo Alto Networks, Inc.(b)	1,033,410	220,519,360
Tenable Holdings, Inc.(b)	999,294	40,961,061
VMware, Inc., Class A(b)	695,969	94,853,615
Total Systems Software		1,395,883,833
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 10.1%
Apple, Inc.(a)	3,130,700	554,916,575
Dell Technologies, Inc.	2,798,936	125,420,322
NetApp, Inc.	2,717,706	180,319,793
Western Digital Corp.(b)	2,801,592	108,505,658
Total Technology Hardware, Storage & Peripherals		969,162,348
Total Information Technology		7,546,449,846
Total Common Stocks (Cost: $4,985,971,315)		9,398,140,774

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount	Value ($)
Technology 0.0%
Movella, Inc.(c),(d),(e)
09/01/2023	6.000%	3,000,000	772,500
Total Convertible Bonds (Cost: $3,000,000)			772,500

Exchange-Traded Equity Funds 0.1%
Issuer	Shares	Value ($)
Financials 0.1%
Diversified Capital Markets 0.1%
Columbia Seligman Semiconductor and Technology ETF(f)	540,600	10,466,935
Total Diversified Capital Markets		10,466,935
Total Financials		10,466,935
Total Exchange-Traded Equity Funds (Cost: $8,811,780)		10,466,935

Preferred Stocks 0.0%
Issuer		Shares	Value ($)
Financials 0.0%
Consumer Finance 0.0%
CommonBond LLC(c),(d),(e),(g)	1.000%	686,561	1
Total Financials			1
Total Preferred Stocks (Cost: $295,734)			1

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(f),(h)	137,095,672	137,027,124
Total Money Market Funds (Cost: $137,024,883)		137,027,124
Total Investments in Securities (Cost $5,135,103,712)		9,546,407,334
Other Assets & Liabilities, Net		40,721,035
Net Assets		$9,587,128,369
At May 31, 2023, securities and/or cash totaling $156,511,725 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Apple, Inc.	Morgan Stanley	USD	(116,630,500)	(6,580)	180.00	9/15/2023	(3,637,826)	(5,938,450)
Comcast Corp	Morgan Stanley	USD	(39,881,225)	(10,135)	45.00	1/19/2024	(979,550)	(1,236,470)
Total							(4,617,376)	(7,174,920)
Notes to Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(b)	Non-income producing investment.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2023, the total value of these securities amounted to $29,789,795, which represents 0.31% of total net assets.
(d)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At May 31, 2023, the total market value of these securities amounted to $29,789,795, which represents 0.31% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Apnimed, Inc.	04/28/2022	360,327	4,002,965	3,999,990
Apnimed, Inc.	12/22/2022	450,409	5,005,765	4,999,990
Apnimed, Inc.	04/28/2022	675,613	5,999,993	7,499,980
Apnimed, Inc.	03/12/2021	1,127,586	9,999,997	12,517,332
CommonBond LLC	10/15/2020-12/31/2021	686,561	295,734	1
CommonBond, Class A	03/19/2018-12/31/2021	1,505,550	10,292,674	2
Movella, Inc.	03/08/2022	3,000,000	3,000,000	772,500
			38,597,128	29,789,795

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Technology and Information Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Notes to Portfolio of Investments  (continued)
(e)	Valuation based on significant unobservable inputs.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Adeia, Inc.
	—	90,406,308*	—	(20,985,441)	69,420,867	—	1,061,481	7,076,541
Bloom Energy Corp., Class A
	177,998,785	46,806,008	—	(46,892,778)	177,912,015	—	—	12,967,348
Columbia Seligman Semiconductor and Technology ETF
	—	8,811,780	—	1,655,155	10,466,935	—	56,184	540,600
Columbia Short-Term Cash Fund, 5.241%
	4,554,197	1,257,298,530	(1,124,827,844)	2,241	137,027,124	(22,376)	4,640,236	137,095,672
Eiger BioPharmaceuticals, Inc.
	16,094,901	—	—	(13,497,453)	2,597,448	—	—	2,319,150
SMART Global Holdings, Inc.
	70,486,576	4,759,736	—	(4,083,274)	71,163,038	—	—	3,151,596
Synaptics, Inc.
	307,422,319	25,010,838	—	(133,694,093)	198,739,064	—	—	2,309,845
Transphorm, Inc.
	17,954,875	—	—	(6,214,000)	11,740,875	—	—	2,987,500
Xperi Holding Corp.
	116,479,865	—	(185,733,819)*	69,253,954	—	—	353,827	—
Xperi, Inc.†
	—	95,327,511*	(95,327,511)	—	—	(65,388,814)	—	—
Total	710,991,518			(154,455,689)	679,067,366	(65,411,190)	6,111,728

*	Includes the effects of a corporate action.
†	Issuer was not an affiliate at the end of period.

(g)	Perpetual security with no specified maturity date.
(h)	The rate shown is the seven-day current annualized yield at May 31, 2023.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,043,335,648	—	—	1,043,335,648
Consumer Discretionary	165,634,765	—	—	165,634,765
Financials	417,559,914	—	2	417,559,916
Health Care	2,597,448	—	29,017,292	31,614,740
Industrials	193,545,859	—	—	193,545,859
Information Technology	7,360,892,995	185,556,851	—	7,546,449,846
Total Common Stocks	9,183,566,629	185,556,851	29,017,294	9,398,140,774
Convertible Bonds	—	—	772,500	772,500
Exchange-Traded Equity Funds	10,466,935	—	—	10,466,935
Preferred Stocks
Financials	—	—	1	1
Total Preferred Stocks	—	—	1	1
Money Market Funds	137,027,124	—	—	137,027,124
Total Investments in Securities	9,331,060,688	185,556,851	29,789,795	9,546,407,334
Investments in Derivatives
Liability
Call Option Contracts Written	(7,174,920)	—	—	(7,174,920)
Total	9,323,885,768	185,556,851	29,789,795	9,539,232,414
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Technology and Information Fund | Annual Report 2023

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,501,549,727)	$8,867,339,968
Affiliated issuers (cost $633,553,985)	679,067,366
Cash	157,920
Receivable for:
Investments sold	34,866,494
Capital shares sold	18,414,115
Dividends	7,009,595
Interest	221,500
Foreign tax reclaims	133,051
Expense reimbursement due from Investment Manager	219
Prepaid expenses	41,616
Total assets	9,607,251,844
Liabilities
Option contracts written, at value (premiums received $4,617,376)	7,174,920
Payable for:
Investments purchased	2,950,349
Capital shares purchased	8,409,586
Management services fees	220,163
Distribution and/or service fees	51,736
Transfer agent fees	802,259
Compensation of board members	373,961
Other expenses	140,501
Total liabilities	20,123,475
Net assets applicable to outstanding capital stock	$9,587,128,369
Represented by
Paid in capital	4,977,461,733
Total distributable earnings (loss)	4,609,666,636
Total - representing net assets applicable to outstanding capital stock	$9,587,128,369
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2023	13

Statement of Assets and Liabilities  (continued)
May 31, 2023
Class A
Net assets	$6,081,864,940
Shares outstanding	61,086,682
Net asset value per share	$99.56
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$105.63
Advisor Class
Net assets	$352,599,425
Shares outstanding	3,706,494
Net asset value per share	$95.13
Class C
Net assets	$312,209,850
Shares outstanding	6,619,834
Net asset value per share	$47.16
Institutional Class
Net assets	$2,139,513,406
Shares outstanding	18,545,369
Net asset value per share	$115.37
Institutional 2 Class
Net assets	$453,797,484
Shares outstanding	3,902,871
Net asset value per share	$116.27
Institutional 3 Class
Net assets	$178,005,165
Shares outstanding	1,548,815
Net asset value per share	$114.93
Class R
Net assets	$69,138,099
Shares outstanding	760,577
Net asset value per share	$90.90
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Technology and Information Fund | Annual Report 2023

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$73,214,393
Dividends — affiliated issuers	6,111,728
Interest	180,000
Interfund lending	771
Foreign taxes withheld	(667,374)
Total income	78,839,518
Expenses:
Management services fees	72,142,701
Distribution and/or service fees
Class A	14,113,967
Class C	3,018,228
Class R	321,630
Transfer agent fees
Class A	5,304,348
Advisor Class	287,477
Class C	283,512
Institutional Class	1,697,612
Institutional 2 Class	197,159
Institutional 3 Class	9,146
Class R	60,423
Compensation of board members	155,402
Custodian fees	50,695
Printing and postage fees	284,080
Registration fees	236,319
Accounting services fees	31,491
Legal fees	131,023
Compensation of chief compliance officer	1,571
Other	342,167
Total expenses	98,668,951
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(63,070)
Expense reduction	(4,852)
Total net expenses	98,601,029
Net investment loss	(19,761,511)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	288,535,231
Investments — affiliated issuers	(65,411,190)
Foreign currency translations	(162,916)
Option contracts written	1,853,869
Net realized gain	224,814,994
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	219,213,928
Investments — affiliated issuers	(154,455,689)
Foreign currency translations	(579)
Option contracts written	(2,625,118)
Net change in unrealized appreciation (depreciation)	62,132,542
Net realized and unrealized gain	286,947,536
Net increase in net assets resulting from operations	$267,186,025
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2023	15

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment loss	$(19,761,511)	$(37,890,200)
Net realized gain	224,814,994	1,086,869,313
Net change in unrealized appreciation (depreciation)	62,132,542	(1,347,230,669)
Net increase (decrease) in net assets resulting from operations	267,186,025	(298,251,556)
Distributions to shareholders
Net investment income and net realized gains
Class A	(453,179,179)	(866,441,965)
Advisor Class	(25,065,096)	(43,557,391)
Class C	(46,498,959)	(83,396,546)
Institutional Class	(124,458,388)	(230,885,422)
Institutional 2 Class	(23,370,655)	(37,204,174)
Institutional 3 Class	(9,307,487)	(14,971,365)
Class R	(5,573,671)	(11,285,269)
Total distributions to shareholders	(687,453,435)	(1,287,742,132)
Increase in net assets from capital stock activity	459,731,892	763,941,568
Total increase (decrease) in net assets	39,464,482	(822,052,120)
Net assets at beginning of year	9,547,663,887	10,369,716,007
Net assets at end of year	$9,587,128,369	$9,547,663,887
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Technology and Information Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,436,833	223,788,050	2,724,048	333,312,923
Distributions reinvested	4,798,848	413,372,766	6,190,765	789,879,698
Redemptions	(6,844,105)	(625,242,591)	(6,441,394)	(777,124,975)
Net increase	391,576	11,918,225	2,473,419	346,067,646
Advisor Class
Subscriptions	1,117,877	98,976,421	1,049,902	122,233,718
Distributions reinvested	261,031	21,456,743	302,755	36,917,944
Redemptions	(970,841)	(84,711,434)	(774,015)	(88,067,650)
Net increase	408,067	35,721,730	578,642	71,084,012
Class C
Subscriptions	927,383	41,731,245	699,676	46,253,388
Distributions reinvested	1,096,979	44,921,299	1,201,664	80,090,877
Redemptions	(1,975,128)	(88,415,455)	(1,346,988)	(86,867,002)
Net increase (decrease)	49,234	(1,762,911)	554,352	39,477,263
Institutional Class
Subscriptions	5,016,960	532,801,222	2,802,246	388,214,158
Distributions reinvested	1,072,702	106,937,677	1,358,568	197,875,363
Redemptions	(3,560,660)	(373,908,846)	(2,938,574)	(400,842,921)
Net increase	2,529,002	265,830,053	1,222,240	185,246,600
Institutional 2 Class
Subscriptions	1,676,583	179,430,642	940,648	130,422,369
Distributions reinvested	231,633	23,269,887	252,690	37,054,467
Redemptions	(915,061)	(95,793,053)	(609,010)	(82,835,539)
Net increase	993,155	106,907,476	584,328	84,641,297
Institutional 3 Class
Subscriptions	609,711	64,108,609	479,084	67,810,180
Distributions reinvested	84,793	8,417,390	92,198	13,365,074
Redemptions	(282,124)	(30,322,778)	(278,716)	(37,504,702)
Net increase	412,380	42,203,221	292,566	43,670,552
Class R
Subscriptions	116,210	9,864,917	141,187	16,209,102
Distributions reinvested	70,497	5,550,945	94,447	11,127,750
Redemptions	(194,536)	(16,501,764)	(293,092)	(33,582,654)
Net decrease	(7,829)	(1,085,902)	(57,458)	(6,245,802)
Total net increase	4,775,585	459,731,892	5,648,089	763,941,568
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2023	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$105.00	(0.26)	2.52	2.26	—	(7.70)	(7.70)
Year Ended 5/31/2022	$121.58	(0.48)	(0.88)	(1.36)	—	(15.22)	(15.22)
Year Ended 5/31/2021	$79.11	(0.19)	53.51	53.32	(0.44)	(10.41)	(10.85)
Year Ended 5/31/2020	$67.52	0.41(e)	20.34	20.75	—	(9.16)	(9.16)
Year Ended 5/31/2019	$76.76	(0.03)	(2.02)	(2.05)	—	(7.19)	(7.19)
Advisor Class
Year Ended 5/31/2023	$100.47	(0.03)	2.39	2.36	—	(7.70)	(7.70)
Year Ended 5/31/2022	$116.88	(0.17)	(0.72)	(0.89)	—	(15.52)	(15.52)
Year Ended 5/31/2021	$76.31	0.06	51.57	51.63	(0.52)	(10.54)	(11.06)
Year Ended 5/31/2020	$65.38	0.58(e)	19.69	20.27	—	(9.34)	(9.34)
Year Ended 5/31/2019	$74.50	0.14	(2.00)	(1.86)	—	(7.26)	(7.26)
Class C
Year Ended 5/31/2023	$54.65	(0.47)	0.68	0.21	—	(7.70)	(7.70)
Year Ended 5/31/2022	$69.20	(0.76)	0.51(g)	(0.25)	—	(14.30)	(14.30)
Year Ended 5/31/2021	$48.21	(0.57)	31.78	31.21	(0.20)	(10.02)	(10.22)
Year Ended 5/31/2020	$43.98	(0.10)(e)	13.09	12.99	—	(8.76)	(8.76)
Year Ended 5/31/2019	$52.96	(0.37)	(1.65)	(2.02)	—	(6.96)	(6.96)
Institutional Class
Year Ended 5/31/2023	$120.01	(0.03)	3.09	3.06	—	(7.70)	(7.70)
Year Ended 5/31/2022	$137.04	(0.20)	(1.31)	(1.51)	—	(15.52)	(15.52)
Year Ended 5/31/2021	$88.14	0.07	59.89	59.96	(0.52)	(10.54)	(11.06)
Year Ended 5/31/2020	$74.36	0.67(e)	22.45	23.12	—	(9.34)	(9.34)
Year Ended 5/31/2019	$83.59	0.16	(2.13)	(1.97)	—	(7.26)	(7.26)
Institutional 2 Class
Year Ended 5/31/2023	$120.85	0.01	3.11	3.12	—	(7.70)	(7.70)
Year Ended 5/31/2022	$137.89	(0.16)	(1.31)	(1.47)	—	(15.57)	(15.57)
Year Ended 5/31/2021	$88.63	0.11	60.24	60.35	(0.53)	(10.56)	(11.09)
Year Ended 5/31/2020	$74.73	0.71(e)	22.57	23.28	—	(9.38)	(9.38)
Year Ended 5/31/2019	$83.94	0.20	(2.13)	(1.93)	—	(7.28)	(7.28)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Seligman Technology and Information Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$99.56	3.29%	1.20%	1.20%(c)	(0.28%)	13%	$6,081,865
Year Ended 5/31/2022	$105.00	(3.34%)	1.17%(d)	1.17%(c),(d)	(0.39%)	16%	$6,373,137
Year Ended 5/31/2021	$121.58	70.10%	1.20%(d)	1.20%(c),(d)	(0.19%)	32%	$7,078,794
Year Ended 5/31/2020	$79.11	31.36%	1.23%(d),(f)	1.23%(c),(d),(f)	0.54%	37%	$4,506,828
Year Ended 5/31/2019	$67.52	(1.50%)	1.25%(d)	1.24%(c),(d)	(0.05%)	37%	$3,759,214
Advisor Class
Year Ended 5/31/2023	$95.13	3.55%	0.95%	0.95%(c)	(0.03%)	13%	$352,599
Year Ended 5/31/2022	$100.47	(3.10%)	0.93%(d)	0.93%(c),(d)	(0.14%)	16%	$331,400
Year Ended 5/31/2021	$116.88	70.53%	0.95%(d)	0.95%(c),(d)	0.06%	32%	$317,883
Year Ended 5/31/2020	$76.31	31.69%	0.98%(d),(f)	0.98%(c),(d),(f)	0.79%	37%	$190,471
Year Ended 5/31/2019	$65.38	(1.26%)	0.99%(d)	0.99%(c),(d)	0.21%	37%	$143,228
Class C
Year Ended 5/31/2023	$47.16	2.52%	1.95%	1.95%(c)	(1.03%)	13%	$312,210
Year Ended 5/31/2022	$54.65	(4.08%)	1.92%(d)	1.92%(c),(d)	(1.14%)	16%	$359,106
Year Ended 5/31/2021	$69.20	68.85%	1.94%(d)	1.94%(c),(d)	(0.96%)	32%	$416,301
Year Ended 5/31/2020	$48.21	30.39%	1.98%(d),(f)	1.98%(c),(d),(f)	(0.22%)	37%	$339,268
Year Ended 5/31/2019	$43.98	(2.23%)	1.99%(d)	1.99%(c),(d)	(0.75%)	37%	$344,977
Institutional Class
Year Ended 5/31/2023	$115.37	3.57%	0.95%	0.95%(c)	(0.03%)	13%	$2,139,513
Year Ended 5/31/2022	$120.01	(3.09%)	0.92%(d)	0.92%(c),(d)	(0.14%)	16%	$1,922,182
Year Ended 5/31/2021	$137.04	70.53%	0.95%(d)	0.95%(c),(d)	0.06%	32%	$2,027,453
Year Ended 5/31/2020	$88.14	31.70%	0.98%(d),(f)	0.98%(c),(d),(f)	0.80%	37%	$1,292,741
Year Ended 5/31/2019	$74.36	(1.25%)	0.99%(d)	0.99%(c),(d)	0.21%	37%	$1,030,165
Institutional 2 Class
Year Ended 5/31/2023	$116.27	3.58%	0.91%	0.91%	0.01%	13%	$453,797
Year Ended 5/31/2022	$120.85	(3.05%)	0.89%(d)	0.89%(d)	(0.11%)	16%	$351,625
Year Ended 5/31/2021	$137.89	70.60%	0.91%(d)	0.91%(d)	0.09%	32%	$320,652
Year Ended 5/31/2020	$88.63	31.76%	0.94%(d),(f)	0.94%(d),(f)	0.83%	37%	$223,964
Year Ended 5/31/2019	$74.73	(1.20%)	0.95%(d)	0.95%(d)	0.25%	37%	$178,417
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2023	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$119.49	0.06	3.08	3.14	—	(7.70)	(7.70)
Year Ended 5/31/2022	$136.48	(0.09)	(1.27)	(1.36)	—	(15.63)	(15.63)
Year Ended 5/31/2021	$87.79	0.19	59.63	59.82	(0.54)	(10.59)	(11.13)
Year Ended 5/31/2020	$74.09	0.78(e)	22.33	23.11	—	(9.41)	(9.41)
Year Ended 5/31/2019	$83.26	0.24	(2.12)	(1.88)	—	(7.29)	(7.29)
Class R
Year Ended 5/31/2023	$96.85	(0.45)	2.20	1.75	—	(7.70)	(7.70)
Year Ended 5/31/2022	$113.17	(0.73)	(0.67)	(1.40)	—	(14.92)	(14.92)
Year Ended 5/31/2021	$74.19	(0.42)	50.04	49.62	(0.36)	(10.28)	(10.64)
Year Ended 5/31/2020	$63.78	0.19(e)	19.20	19.39	—	(8.98)	(8.98)
Year Ended 5/31/2019	$73.05	(0.20)	(1.96)	(2.16)	—	(7.11)	(7.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2020	$0.52	$0.50	$0.32	$0.58	$0.58	$0.58	$0.49

(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Seligman Technology and Information Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$114.93	3.64%	0.86%	0.86%	0.06%	13%	$178,005
Year Ended 5/31/2022	$119.49	(3.01%)	0.84%(d)	0.84%(d)	(0.07%)	16%	$135,794
Year Ended 5/31/2021	$136.48	70.67%	0.86%(d)	0.86%(d)	0.17%	32%	$115,173
Year Ended 5/31/2020	$87.79	31.81%	0.89%(d),(f)	0.89%(d),(f)	0.93%	37%	$49,333
Year Ended 5/31/2019	$74.09	(1.14%)	0.90%(d)	0.90%(d)	0.31%	37%	$32,058
Class R
Year Ended 5/31/2023	$90.90	3.04%	1.45%	1.45%(c)	(0.53%)	13%	$69,138
Year Ended 5/31/2022	$96.85	(3.59%)	1.42%(d)	1.42%(c),(d)	(0.64%)	16%	$74,421
Year Ended 5/31/2021	$113.17	69.70%	1.44%(d)	1.44%(c),(d)	(0.44%)	32%	$93,459
Year Ended 5/31/2020	$74.19	31.03%	1.48%(d),(f)	1.48%(c),(d),(f)	0.27%	37%	$64,178
Year Ended 5/31/2019	$63.78	(1.75%)	1.49%(d)	1.49%(c),(d)	(0.29%)	37%	$64,874
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Technology and Information Fund | Annual Report 2023	21

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia Seligman Technology and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
22	Columbia Seligman Technology and Information Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives
Columbia Seligman Technology and Information Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
May 31, 2023
is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund has written option contracts to decrease the Fund’s exposure to equity risk and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded
24	Columbia Seligman Technology and Information Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2023:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Option contracts written, at value	7,174,920
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Option contracts written ($)
Equity risk	1,853,869

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Option contracts written ($)
Equity risk	(2,625,118)
Columbia Seligman Technology and Information Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
May 31, 2023
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2023:
Derivative instrument	Average value ($)*
Option contracts written	(3,504,257)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2023.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2023:
Morgan Stanley ($)
Liabilities
Call option contracts written	7,174,920
Total financial and derivative net assets	(7,174,920)
Total collateral received (pledged) (a)	(7,174,920)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
26	Columbia Seligman Technology and Information Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Columbia Seligman Technology and Information Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
May 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. Effective July 1, 2022, the management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.705% as the Fund’s net assets increase. Prior to July 1, 2022, the management services fee was equal to a percentage of the Fund’s daily net assets that declined from 0.915% to 0.755% as the Fund’s net assets increased. The effective management services fee rate for the year ended May 31, 2023 was 0.838% of the Fund’s average daily net assets.
To the extent the Fund invests a portion of its assets in affiliated mutual funds, exchange-traded funds and closed-end funds that pay a management services fee or an investment advisory service fee to the Investment Manager, the Investment Manager has contractually agreed to waive net management services fees (management services fees, less reimbursements/waivers) or, where applicable, the net investment advisory services fees (investment advisory services fees, less reimbursements/waivers) charged to such affiliated fund(s). The Investment Manager, in its discretion, may revise or discontinue this arrangement at any time.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
28	Columbia Seligman Technology and Information Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.09
Advisor Class	0.09
Class C	0.09
Institutional Class	0.09
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.09
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $4,852.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $14,055,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,711,431
Class C	—	1.00(b)	15,124

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Seligman Technology and Information Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
May 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.33%	1.34%
Advisor Class	1.08	1.09
Class C	2.08	2.09
Institutional Class	1.08	1.09
Institutional 2 Class	1.05	1.06
Institutional 3 Class	1.00	1.01
Class R	1.58	1.59
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, late-year ordinary losses, trustees’ deferred compensation, foreign currency transactions and net operating loss reclassification.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
16,590,210	162,916	(16,753,126)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Seligman Technology and Information Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	687,453,435	687,453,435	223,351,754	1,064,390,378	1,287,742,132
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	222,975,438	—	4,396,127,402
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
5,143,105,012	4,846,852,888	(450,725,486)	4,396,127,402
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of May 31, 2023, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on June 1, 2023.
Late year ordinary losses ($)	Post-October capital losses ($)
9,067,402	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,150,420,738 and $1,572,506,476, respectively, for the year ended May 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Seligman Technology and Information Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
May 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,350,000	3.47	4
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other
32	Columbia Seligman Technology and Information Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Seligman Technology and Information Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
May 31, 2023
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
34	Columbia Seligman Technology and Information Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Seligman Technology and Information Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Technology and Information Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Seligman Technology and Information Fund | Annual Report 2023	35

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Capital gain dividend
$234,479,618
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
36	Columbia Seligman Technology and Information Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Columbia Seligman Technology and Information Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
38	Columbia Seligman Technology and Information Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Seligman Technology and Information Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
40	Columbia Seligman Technology and Information Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Seligman Technology and Information Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
42	Columbia Seligman Technology and Information Fund | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Seligman Technology and Information Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN219_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia Large Cap Value Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Large Cap Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Large Cap Value Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Lead Portfolio Manager
Managed Fund since 2013
Arthur Hurley, CFA
Portfolio Manager
Managed Fund since April 2023
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	-6.20	7.23	8.45
	Including sales charges		-11.59	5.96	7.81
Advisor Class		12/11/06	-5.95	7.51	8.72
Class C	Excluding sales charges	06/26/00	-6.90	6.43	7.63
	Including sales charges		-7.76	6.43	7.63
Institutional Class		09/27/10	-5.95	7.50	8.72
Institutional 2 Class		12/11/06	-5.97	7.55	8.79
Institutional 3 Class		11/08/12	-5.85	7.59	8.84
Class R		12/11/06	-6.43	6.96	8.18
Russell 1000 Value Index			-4.55	6.78	8.42
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Large Cap Value Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Common Stocks	98.2
Convertible Bonds	1.1
Money Market Funds	0.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2023)
Communication Services	7.5
Consumer Discretionary	5.7
Consumer Staples	8.0
Energy	7.9
Financials	21.3
Health Care	16.3
Industrials	9.7
Information Technology	9.2
Materials	5.5
Real Estate	4.7
Utilities	4.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Large Cap Value Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2023, Class A shares of Columbia Large Cap Value Fund returned -6.20% excluding sales charges. The Fund’s benchmark, the Russell 1000 Value Index, returned -4.55% for the same period.
Market overview
Entering the period, geopolitical developments weighed heavily on risk sentiment, including Russia’s ongoing invasion of Ukraine and the shuttering of China’s economy in conjunction with the government’s zero-COVID-19 policy. At the same time, policymakers were confronted with historically high inflation with U.S. consumer price inflation peaking at over 9% in June 2022. With the market concerned over whether the response to inflation by the U.S. Federal Reserve (Fed) would plunge the economy into recession, returns for equities and other riskier assets turned negative.
The Fed aggressively hiked its benchmark overnight lending rate between May and December, bringing the federal funds target rate to a range of 4.25% to 4.50% at the end of 2022, versus 0% to 0.25% at the beginning of the year. U.S. Treasury yields moved sharply higher in response, and the yield curve became inverted as the market anticipated recession.
Entering 2023, risk assets rallied amid growing optimism that the Fed was coming to the end of its rate hiking cycle. Within equities, growth stocks began to outperform value on hopes for lower interest rates, reversing the trend seen for most of 2022. In addition, performance leadership became highly concentrated among a handful of mostly technology-related, mega-capitalization companies.
On February 1, the Fed implemented a modest 25 basis point rate increase, bringing the federal funds target rate to a range of 4.50% to 4.75%. (A basis point is 1/100 of a percent.) In March, the failure of two U.S. banks and collapse of European giant Credit Suisse raised fears of a financial crisis, leading the market to anticipate Fed rate cuts over the second half of the year. At its March 23rd meeting, the Fed went forward with another incremental quarter-point increase, leaving the federal funds target rate at 4.75% to 5.0%. The increase was largely received by financial markets as an indication that the central bank believed the financial system remained sound overall. While the federal funds target rate was increased by another 25 basis points on May 3, 2023, with inflation data on a clear downward trend, most investors believed the Fed’s hiking cycle had likely concluded.
Within the Fund’s benchmark, the industrials, information technology and communication services sectors posted positive returns for the 12 months ended May 31, 2023. Conversely, returns for the real estate, materials, utilities and financials sectors were well into negative territory. The Fund’s underperformance relative to the benchmark was driven primarily by sector allocation, while stock selection was mostly neutral.
The Fund’s notable detractors during the period
•	Selection within communication services, industrials and energy weighed most heavily on the Fund’s relative performance.
•	In terms of individual companies, positioning with respect to Facebook curator Meta Platforms, Inc. was, by a wide margin, the largest detractor from relative performance. We exited Meta at a loss on concerns that the company was investing too heavily on development related to distant virtual reality products even as a sharp dip in advertising spending by recession-wary customers was already weighing on earnings. However, Meta posted results for the fourth quarter of 2023 that reflected an abrupt course correction with respect to capital expenditures, leading the stock to surge higher.
•	While overall selection within financials contributed positively, a pair of regional banks, PNC Financial Services Group, Inc. and Trust Financial Corp., were leading laggards within the portfolio as the March run on bank deposits experienced some West Coast banks weighed broadly on the segment. We exited the position in Trust Financial in favor of another bank we viewed as more favorably positioned.
•	Finally, exposure to the convertible bond of Dish Network Corp. proved detrimental. With the bond maturing in approximately two-and-a-half years, some investors viewed the direct-broadcast satellite company as subject to liquidity risk. In our view, the viability of Dish is not threatened, and we added to the position on weakness based on an extremely attractive yield.
Columbia Large Cap Value Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
The Fund’s notable contributors during the period
•	The Fund’s stock selection was strongest within the consumer discretionary, information technology, and financials sectors.
•	In terms of individual holdings, leading contributors to relative performance included casino operator Las Vegas Sands Corp. Having exited the United States market, the company does business principally in Singapore and, most notably, the Chinese special administrative region of Macau, which before the pandemic was the largest center of gambling globally by a wide margin. Sentiment with respect to the stock was boosted by China’s unexpectedly abrupt reversal of its zero-COVID-19 policy, and we viewed Las Vegas Sands as poised to post several years of strong results.
•	Semiconductor company Broadcom, Inc. has strong market share across all of its products. Along with those of several other chipmakers, the stock was a prime beneficiary of headlines as 2023 progressed around the wide array of potential industrial applications of artificial intelligence.
•	Biotechnology company Vertex Pharmaceuticals, Inc. has, at times in the past, been viewed as something of a “one-trick pony” built on the dominant position of its cystic fibrosis franchise. However, in recent quarters, investors have begun to recognize Vertex’s promising drug pipeline. During the period, the company reported strong progress with respect to its non-opioid pain and sickle cell treatments.
•	Darden Restaurants, Inc. encompasses a number of well-known restaurant brands, such as Olive Garden. The company continued to post strong results despite investor worries over the impact of historically high inflation on discretionary consumer spending.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Dividend payments are not guaranteed and the amount, if any, can vary over time. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Large Cap Value Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	923.70	1,020.00	4.75	4.99	0.99
Advisor Class	1,000.00	1,000.00	924.80	1,021.24	3.55	3.73	0.74
Class C	1,000.00	1,000.00	919.90	1,016.26	8.33	8.75	1.74
Institutional Class	1,000.00	1,000.00	924.70	1,021.24	3.55	3.73	0.74
Institutional 2 Class	1,000.00	1,000.00	924.40	1,021.39	3.41	3.58	0.71
Institutional 3 Class	1,000.00	1,000.00	925.10	1,021.64	3.17	3.33	0.66
Class R	1,000.00	1,000.00	922.50	1,018.75	5.94	6.24	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Large Cap Value Fund | Annual Report 2023	7

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 7.4%
Diversified Telecommunication Services 1.1%
AT&T, Inc.	1,561,900	24,568,687
Interactive Media & Services 2.3%
Alphabet, Inc., Class A(a)	410,200	50,401,274
Media 2.3%
Comcast Corp., Class A	1,238,700	48,742,845
Wireless Telecommunication Services 1.7%
T-Mobile US, Inc.(a)	270,300	37,098,675
Total Communication Services		160,811,481
Consumer Discretionary 5.6%
Hotels, Restaurants & Leisure 3.3%
Darden Restaurants, Inc.	215,100	34,097,652
Las Vegas Sands Corp.(a)	666,300	36,733,119
Total		70,830,771
Specialty Retail 1.4%
Gap, Inc. (The)	1,734,180	13,908,124
Home Depot, Inc. (The)	61,750	17,503,037
Total		31,411,161
Textiles, Apparel & Luxury Goods 0.9%
Levi Strauss & Co., Class A	1,460,716	19,325,273
Total Consumer Discretionary		121,567,205
Consumer Staples 7.9%
Beverages 1.5%
Coca-Cola Co. (The)	540,400	32,240,264
Consumer Staples Distribution & Retail 2.4%
Walmart, Inc.	351,213	51,582,653
Household Products 2.2%
Procter & Gamble Co. (The)	333,900	47,580,750
Tobacco 1.8%
Philip Morris International, Inc.	447,178	40,250,492
Total Consumer Staples		171,654,159
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 7.8%
Oil, Gas & Consumable Fuels 7.8%
Chevron Corp.	255,300	38,453,286
ConocoPhillips Co.	493,900	49,044,270
EOG Resources, Inc.	396,329	42,522,138
Valero Energy Corp.	369,100	39,508,464
Total		169,528,158
Total Energy		169,528,158
Financials 20.9%
Banks 7.8%
Bank of America Corp.	1,495,243	41,552,803
JPMorgan Chase & Co.	537,100	72,889,841
M&T Bank Corp.	233,700	27,847,692
PNC Financial Services Group, Inc. (The)	245,001	28,378,466
Total		170,668,802
Capital Markets 5.9%
Bank of New York Mellon Corp. (The)	669,200	26,901,840
Goldman Sachs Group, Inc. (The)	108,000	34,981,200
Intercontinental Exchange, Inc.	280,200	29,687,190
Morgan Stanley	441,438	36,091,971
Total		127,662,201
Financial Services 3.9%
Berkshire Hathaway, Inc., Class B(a)	189,838	60,953,185
MasterCard, Inc., Class A	68,500	25,003,870
Total		85,957,055
Insurance 3.3%
Chubb Ltd.	217,500	40,411,500
Marsh & McLennan Companies, Inc.	178,400	30,895,312
Total		71,306,812
Total Financials		455,594,870
Health Care 15.9%
Biotechnology 2.9%
BioMarin Pharmaceutical, Inc.(a)	119,500	10,389,330
Vertex Pharmaceuticals, Inc.(a)	162,300	52,515,411
Total		62,904,741
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Value Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 2.5%
Baxter International, Inc.	610,200	24,847,344
Becton Dickinson & Co.	123,000	29,736,480
Total		54,583,824
Health Care Providers & Services 4.1%
Cigna Group (The)	168,800	41,762,808
CVS Health Corp.	398,166	27,087,233
Elevance Health, Inc.	45,100	20,196,682
Total		89,046,723
Pharmaceuticals 6.4%
Bristol-Myers Squibb Co.	564,000	36,344,160
Johnson & Johnson	428,900	66,505,234
Merck & Co., Inc.	345,300	38,124,573
Total		140,973,967
Total Health Care		347,509,255
Industrials 9.5%
Aerospace & Defense 1.6%
Northrop Grumman Corp.	79,300	34,534,357
Air Freight & Logistics 1.5%
FedEx Corp.	149,845	32,663,213
Building Products 1.0%
Trane Technologies PLC	136,500	22,280,895
Ground Transportation 1.4%
Norfolk Southern Corp.	145,166	30,220,658
Industrial Conglomerates 0.7%
3M Co.	165,000	15,396,150
Machinery 3.3%
AGCO Corp.	212,100	23,390,388
Ingersoll Rand, Inc.	408,063	23,120,850
Stanley Black & Decker, Inc.	344,400	25,819,668
Total		72,330,906
Total Industrials		207,426,179
Information Technology 9.0%
Communications Equipment 2.4%
Cisco Systems, Inc.	1,055,200	52,411,784
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 4.6%
Broadcom, Inc.	44,637	36,064,910
GlobalFoundries, Inc.(a)	476,403	27,788,587
Lam Research Corp.	60,100	37,063,670
Total		100,917,167
Software 1.3%
Microsoft Corp.	89,200	29,292,388
Technology Hardware, Storage & Peripherals 0.7%
Western Digital Corp.(a)	364,000	14,097,720
Total Information Technology		196,719,059
Materials 5.4%
Chemicals 4.2%
Eastman Chemical Co.	324,500	25,015,705
FMC Corp.	238,300	24,802,264
Linde PLC	116,500	41,201,390
Total		91,019,359
Metals & Mining 1.2%
Freeport-McMoRan, Inc.	774,562	26,598,459
Total Materials		117,617,818
Real Estate 4.6%
Health Care REITs 1.2%
Welltower, Inc.	349,686	26,090,072
Industrial REITs 1.6%
Prologis, Inc.	279,963	34,869,392
Residential REITs 0.5%
Invitation Homes, Inc.	333,300	11,292,204
Specialized REITs 1.3%
American Tower Corp.	148,016	27,300,071
Total Real Estate		99,551,739
Utilities 4.1%
Electric Utilities 1.4%
Xcel Energy, Inc.	464,908	30,353,843

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 2.7%
Ameren Corp.	363,881	29,499,833
DTE Energy Co.	274,400	29,525,440
Total		59,025,273
Total Utilities		89,379,116
Total Common Stocks (Cost $1,495,028,999)		2,137,359,039

Convertible Bonds 1.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 1.1%
DISH Network Corp.(b)
12/15/2025	0.000%	51,879,000	23,734,643
Total Convertible Bonds (Cost $39,861,654)			23,734,643
Money Market Funds 0.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(c),(d)	15,416,472	15,408,764
Total Money Market Funds (Cost $15,406,529)		15,408,764
Total Investments in Securities (Cost: $1,550,297,182)		2,176,502,446
Other Assets & Liabilities, Net		3,010,973
Net Assets		2,179,513,419

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Zero coupon bond.
(c)	The rate shown is the seven-day current annualized yield at May 31, 2023.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	38,639,026	250,156,576	(273,389,073)	2,235	15,408,764	(10,242)	801,337	15,416,472
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Value Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	160,811,481	—	—	160,811,481
Consumer Discretionary	121,567,205	—	—	121,567,205
Consumer Staples	171,654,159	—	—	171,654,159
Energy	169,528,158	—	—	169,528,158
Financials	455,594,870	—	—	455,594,870
Health Care	347,509,255	—	—	347,509,255
Industrials	207,426,179	—	—	207,426,179
Information Technology	196,719,059	—	—	196,719,059
Materials	117,617,818	—	—	117,617,818
Real Estate	99,551,739	—	—	99,551,739
Utilities	89,379,116	—	—	89,379,116
Total Common Stocks	2,137,359,039	—	—	2,137,359,039
Convertible Bonds	—	23,734,643	—	23,734,643
Money Market Funds	15,408,764	—	—	15,408,764
Total Investments in Securities	2,152,767,803	23,734,643	—	2,176,502,446
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2023	11

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,534,890,653)	$2,161,093,682
Affiliated issuers (cost $15,406,529)	15,408,764
Receivable for:
Capital shares sold	372,715
Dividends	4,229,482
Prepaid expenses	13,460
Total assets	2,181,118,103
Liabilities
Payable for:
Capital shares purchased	1,041,670
Management services fees	38,404
Distribution and/or service fees	10,439
Transfer agent fees	146,159
Compensation of board members	310,458
Other expenses	57,554
Total liabilities	1,604,684
Net assets applicable to outstanding capital stock	$2,179,513,419
Represented by
Paid in capital	1,516,924,240
Total distributable earnings (loss)	662,589,179
Total - representing net assets applicable to outstanding capital stock	$2,179,513,419
Class A
Net assets	$1,466,080,142
Shares outstanding	102,883,806
Net asset value per share	$14.25
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$15.12
Advisor Class
Net assets	$35,051,960
Shares outstanding	2,462,004
Net asset value per share	$14.24
Class C
Net assets	$10,247,565
Shares outstanding	721,511
Net asset value per share	$14.20
Institutional Class
Net assets	$218,833,735
Shares outstanding	15,389,190
Net asset value per share	$14.22
Institutional 2 Class
Net assets	$37,876,998
Shares outstanding	2,659,056
Net asset value per share	$14.24
Institutional 3 Class
Net assets	$408,730,925
Shares outstanding	28,275,735
Net asset value per share	$14.46
Class R
Net assets	$2,692,094
Shares outstanding	190,579
Net asset value per share	$14.13
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Value Fund | Annual Report 2023

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$58,860,874
Dividends — affiliated issuers	801,337
Interest	338,313
Total income	60,000,524
Expenses:
Management services fees	14,872,802
Distribution and/or service fees
Class A	3,943,260
Class C	109,998
Class R	15,162
Transfer agent fees
Class A	1,324,438
Advisor Class	32,596
Class C	9,234
Institutional Class	179,995
Institutional 2 Class	15,741
Institutional 3 Class	28,913
Class R	2,547
Compensation of board members	52,615
Custodian fees	11,692
Printing and postage fees	117,370
Registration fees	148,904
Accounting services fees	30,090
Legal fees	43,758
Compensation of chief compliance officer	458
Other	46,931
Total expenses	20,986,504
Expense reduction	(120)
Total net expenses	20,986,384
Net investment income	39,014,140
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	30,954,034
Investments — affiliated issuers	(10,242)
Net realized gain	30,943,792
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(226,246,007)
Investments — affiliated issuers	2,235
Net change in unrealized appreciation (depreciation)	(226,243,772)
Net realized and unrealized loss	(195,299,980)
Net decrease in net assets resulting from operations	$(156,285,840)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2023	13

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$39,014,140	$33,361,363
Net realized gain	30,943,792	256,699,425
Net change in unrealized appreciation (depreciation)	(226,243,772)	(243,833,224)
Net increase (decrease) in net assets resulting from operations	(156,285,840)	46,227,564
Distributions to shareholders
Net investment income and net realized gains
Class A	(135,804,759)	(113,587,179)
Advisor Class	(3,557,660)	(2,780,127)
Class C	(865,912)	(717,638)
Institutional Class	(18,916,605)	(15,102,047)
Institutional 2 Class	(2,755,492)	(2,079,822)
Institutional 3 Class	(40,719,461)	(42,237,274)
Class R	(260,172)	(187,147)
Total distributions to shareholders	(202,880,061)	(176,691,234)
Decrease in net assets from capital stock activity	(99,459,291)	(41,502,157)
Total decrease in net assets	(458,625,192)	(171,965,827)
Net assets at beginning of year	2,638,138,611	2,810,104,438
Net assets at end of year	$2,179,513,419	$2,638,138,611
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Value Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	2,403,115	36,552,779	2,963,699	50,087,908
Distributions reinvested	8,915,017	135,135,823	6,817,584	112,802,091
Redemptions	(12,347,635)	(187,300,022)	(12,222,236)	(207,037,967)
Net decrease	(1,029,503)	(15,611,420)	(2,440,953)	(44,147,968)
Advisor Class
Subscriptions	566,765	8,648,908	421,130	7,144,146
Distributions reinvested	233,939	3,539,945	166,836	2,757,667
Redemptions	(860,094)	(13,072,413)	(535,180)	(9,083,558)
Net increase (decrease)	(59,390)	(883,560)	52,786	818,255
Class C
Subscriptions	203,519	3,089,901	156,071	2,632,408
Distributions reinvested	57,115	865,911	43,390	716,183
Redemptions	(268,829)	(4,039,174)	(240,502)	(4,048,461)
Net decrease	(8,195)	(83,362)	(41,041)	(699,870)
Institutional Class
Subscriptions	4,793,964	72,204,041	2,868,888	48,516,464
Distributions reinvested	1,247,988	18,857,576	911,766	15,052,963
Redemptions	(4,767,873)	(72,257,040)	(2,596,972)	(43,925,831)
Net increase	1,274,079	18,804,577	1,183,682	19,643,596
Institutional 2 Class
Subscriptions	936,232	14,289,264	506,749	8,655,079
Distributions reinvested	182,212	2,754,214	125,751	2,079,822
Redemptions	(375,011)	(5,668,726)	(345,494)	(5,836,984)
Net increase	743,433	11,374,752	287,006	4,897,917
Institutional 3 Class
Subscriptions	427,307	6,489,868	2,910,332	50,994,692
Distributions reinvested	2,651,987	40,717,028	2,520,100	42,233,098
Redemptions	(10,268,131)	(160,123,754)	(6,769,335)	(115,518,413)
Net decrease	(7,188,837)	(112,916,858)	(1,338,903)	(22,290,623)
Class R
Subscriptions	25,486	386,610	49,538	830,890
Distributions reinvested	17,296	260,172	11,402	187,147
Redemptions	(52,540)	(790,202)	(43,781)	(741,501)
Net increase (decrease)	(9,758)	(143,420)	17,159	276,536
Total net decrease	(6,278,171)	(99,459,291)	(2,280,264)	(41,502,157)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$16.56	0.24	(1.20)	(0.96)	(0.23)	(1.12)	(1.35)
Year Ended 5/31/2022	$17.39	0.19	0.09	0.28	(0.19)	(0.92)	(1.11)
Year Ended 5/31/2021	$12.02	0.18	5.38	5.56	(0.19)	—	(0.19)
Year Ended 5/31/2020	$12.66	0.22	(0.05)	0.17	(0.21)	(0.60)	(0.81)
Year Ended 5/31/2019	$14.04	0.20	(0.16)	0.04	(0.19)	(1.23)	(1.42)
Advisor Class
Year Ended 5/31/2023	$16.55	0.28	(1.20)	(0.92)	(0.27)	(1.12)	(1.39)
Year Ended 5/31/2022	$17.38	0.23	0.09	0.32	(0.23)	(0.92)	(1.15)
Year Ended 5/31/2021	$12.02	0.21	5.37	5.58	(0.22)	—	(0.22)
Year Ended 5/31/2020	$12.66	0.25	(0.05)	0.20	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.03	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Class C
Year Ended 5/31/2023	$16.50	0.12	(1.19)	(1.07)	(0.11)	(1.12)	(1.23)
Year Ended 5/31/2022	$17.33	0.06	0.09	0.15	(0.06)	(0.92)	(0.98)
Year Ended 5/31/2021	$11.99	0.07	5.36	5.43	(0.09)	—	(0.09)
Year Ended 5/31/2020	$12.62	0.12	(0.05)	0.07	(0.10)	(0.60)	(0.70)
Year Ended 5/31/2019	$13.99	0.10	(0.15)	(0.05)	(0.09)	(1.23)	(1.32)
Institutional Class
Year Ended 5/31/2023	$16.53	0.28	(1.20)	(0.92)	(0.27)	(1.12)	(1.39)
Year Ended 5/31/2022	$17.36	0.23	0.09	0.32	(0.23)	(0.92)	(1.15)
Year Ended 5/31/2021	$12.00	0.21	5.37	5.58	(0.22)	—	(0.22)
Year Ended 5/31/2020	$12.65	0.25	(0.06)	0.19	(0.24)	(0.60)	(0.84)
Year Ended 5/31/2019	$14.02	0.24	(0.15)	0.09	(0.23)	(1.23)	(1.46)
Institutional 2 Class
Year Ended 5/31/2023	$16.56	0.28	(1.20)	(0.92)	(0.28)	(1.12)	(1.40)
Year Ended 5/31/2022	$17.39	0.24	0.09	0.33	(0.24)	(0.92)	(1.16)
Year Ended 5/31/2021	$12.03	0.22	5.37	5.59	(0.23)	—	(0.23)
Year Ended 5/31/2020	$12.67	0.25	(0.04)	0.21	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.04	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$14.25	(6.20%)	0.99%	0.99%(c)	1.57%	12%	$1,466,080
Year Ended 5/31/2022	$16.56	1.64%	0.97%	0.97%(c)	1.11%	21%	$1,720,873
Year Ended 5/31/2021	$17.39	46.70%	1.01%	1.01%(c)	1.25%	27%	$1,849,691
Year Ended 5/31/2020	$12.02	0.73%	1.02%	1.02%(c)	1.64%	15%	$1,429,986
Year Ended 5/31/2019	$12.66	0.62%	1.02%	1.02%(c)	1.49%	23%	$1,621,964
Advisor Class
Year Ended 5/31/2023	$14.24	(5.95%)	0.74%	0.74%(c)	1.82%	12%	$35,052
Year Ended 5/31/2022	$16.55	1.91%	0.72%	0.72%(c)	1.36%	21%	$41,728
Year Ended 5/31/2021	$17.38	46.97%	0.76%	0.76%(c)	1.50%	27%	$42,909
Year Ended 5/31/2020	$12.02	1.01%	0.77%	0.77%(c)	1.89%	15%	$30,446
Year Ended 5/31/2019	$12.66	0.95%	0.77%	0.77%(c)	1.74%	23%	$33,903
Class C
Year Ended 5/31/2023	$14.20	(6.90%)	1.74%	1.74%(c)	0.82%	12%	$10,248
Year Ended 5/31/2022	$16.50	0.86%	1.72%	1.72%(c)	0.36%	21%	$12,043
Year Ended 5/31/2021	$17.33	45.52%	1.76%	1.76%(c)	0.52%	27%	$13,359
Year Ended 5/31/2020	$11.99	(0.03%)	1.77%	1.77%(c)	0.89%	15%	$18,031
Year Ended 5/31/2019	$12.62	(0.06%)	1.76%	1.76%(c)	0.74%	23%	$23,646
Institutional Class
Year Ended 5/31/2023	$14.22	(5.95%)	0.74%	0.74%(c)	1.82%	12%	$218,834
Year Ended 5/31/2022	$16.53	1.91%	0.72%	0.72%(c)	1.36%	21%	$233,329
Year Ended 5/31/2021	$17.36	47.04%	0.76%	0.76%(c)	1.49%	27%	$224,531
Year Ended 5/31/2020	$12.00	0.93%	0.77%	0.77%(c)	1.89%	15%	$134,233
Year Ended 5/31/2019	$12.65	0.96%	0.77%	0.77%(c)	1.74%	23%	$159,448
Institutional 2 Class
Year Ended 5/31/2023	$14.24	(5.97%)	0.70%	0.70%	1.86%	12%	$37,877
Year Ended 5/31/2022	$16.56	1.95%	0.68%	0.68%	1.39%	21%	$31,720
Year Ended 5/31/2021	$17.39	47.01%	0.71%	0.71%	1.54%	27%	$28,324
Year Ended 5/31/2020	$12.03	1.08%	0.71%	0.71%	1.95%	15%	$18,546
Year Ended 5/31/2019	$12.67	1.02%	0.70%	0.70%	1.82%	23%	$16,474
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$16.78	0.29	(1.21)	(0.92)	(0.28)	(1.12)	(1.40)
Year Ended 5/31/2022	$17.61	0.25	0.08	0.33	(0.24)	(0.92)	(1.16)
Year Ended 5/31/2021	$12.17	0.24	5.43	5.67	(0.23)	—	(0.23)
Year Ended 5/31/2020	$12.82	0.26	(0.06)	0.20	(0.25)	(0.60)	(0.85)
Year Ended 5/31/2019	$14.19	0.25	(0.15)	0.10	(0.24)	(1.23)	(1.47)
Class R
Year Ended 5/31/2023	$16.43	0.20	(1.19)	(0.99)	(0.19)	(1.12)	(1.31)
Year Ended 5/31/2022	$17.26	0.15	0.08	0.23	(0.14)	(0.92)	(1.06)
Year Ended 5/31/2021	$11.93	0.14	5.35	5.49	(0.16)	—	(0.16)
Year Ended 5/31/2020	$12.57	0.18	(0.05)	0.13	(0.17)	(0.60)	(0.77)
Year Ended 5/31/2019	$13.95	0.17	(0.16)	0.01	(0.16)	(1.23)	(1.39)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Value Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$14.46	(5.85%)	0.66%	0.66%	1.91%	12%	$408,731
Year Ended 5/31/2022	$16.78	1.96%	0.64%	0.64%	1.43%	21%	$595,155
Year Ended 5/31/2021	$17.61	47.16%	0.66%	0.66%	1.54%	27%	$648,129
Year Ended 5/31/2020	$12.17	1.01%	0.69%	0.69%	1.97%	15%	$3,344
Year Ended 5/31/2019	$12.82	1.03%	0.69%	0.69%	1.82%	23%	$2,746
Class R
Year Ended 5/31/2023	$14.13	(6.43%)	1.24%	1.24%(c)	1.32%	12%	$2,692
Year Ended 5/31/2022	$16.43	1.39%	1.22%	1.22%(c)	0.86%	21%	$3,291
Year Ended 5/31/2021	$17.26	46.37%	1.26%	1.26%(c)	1.00%	27%	$3,161
Year Ended 5/31/2020	$11.93	0.45%	1.27%	1.27%(c)	1.38%	15%	$2,371
Year Ended 5/31/2019	$12.57	0.37%	1.27%	1.27%(c)	1.24%	23%	$3,574
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Annual Report 2023	19

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
20	Columbia Large Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Large Cap Value Fund | Annual Report 2023	21

Notes to Financial Statements  (continued)
May 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.63% of the Fund’s average daily net assets.
22	Columbia Large Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $120.
Columbia Large Cap Value Fund | Annual Report 2023	23

Notes to Financial Statements  (continued)
May 31, 2023
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $592,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	293,388
Class C	—	1.00(b)	1,257

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.08%	1.08%
Advisor Class	0.83	0.83
Class C	1.83	1.83
Institutional Class	0.83	0.83
Institutional 2 Class	0.80	0.79
Institutional 3 Class	0.76	0.76
Class R	1.33	1.33
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
24	Columbia Large Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation and distribution reclassifications.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(7,226)	7,226	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
46,715,413	156,164,648	202,880,061	53,349,820	123,341,414	176,691,234
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,799,556	31,059,050	—	625,037,681
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,551,464,764	739,407,209	(114,369,528)	625,037,681
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Large Cap Value Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
May 31, 2023
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $285,120,340 and $529,129,319, respectively, for the year ended May 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
26	Columbia Large Cap Value Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At May 31, 2023, affiliated shareholders of record owned 84.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Large Cap Value Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
May 31, 2023
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Large Cap Value Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Large Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Cap Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Large Cap Value Fund | Annual Report 2023	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
98.79%	97.16%	1.21%	$32,642,964
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
30	Columbia Large Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Columbia Large Cap Value Fund | Annual Report 2023	31

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
32	Columbia Large Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Columbia Large Cap Value Fund | Annual Report 2023	33

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
34	Columbia Large Cap Value Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Columbia Large Cap Value Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
36	Columbia Large Cap Value Fund | Annual Report 2023

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Columbia Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN138_05_N01_(07/23)

Annual Report
May 31, 2023
Multi-Manager Value Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Value Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Value Strategies Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Michael Barclay, CFA
Tara Gately, CFA
Effective June 30, 2023, Scott Davis retired from the Investment Manager.
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Dimensional Fund Advisors LP
Jed Fogdall
Joel Schneider
John Hertzer, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended May 31, 2023)
	Inception	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	-5.54	7.35	8.68
Institutional 3 Class*	12/18/19	-5.42	7.42	8.72
Russell 1000 Value Index		-4.55	6.78	8.42
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	Returns shown for periods prior to the inception date of the Fund’s Institutional Class and Institutional 3 Class shares through January 2, 2017 include the returns of the Fund’s Class A shares and the returns shown for the Fund’s Institutional 3 Class shares also include the returns of the Fund’s Institutional Class shares from January 3, 2017 through December 17, 2019. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to a different investment objective, principal investment strategies and/or management teams. If the Fund’s current investment objective, strategies and/or management teams had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Value Strategies Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Value Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Common Stocks	98.1
Money Market Funds	1.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at May 31, 2023)
Communication Services	6.8
Consumer Discretionary	8.3
Consumer Staples	5.8
Energy	9.8
Financials	19.9
Health Care	15.8
Industrials	15.2
Information Technology	10.2
Materials	5.2
Real Estate	0.8
Utilities	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Value Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by managing a portion of the Fund’s assets and selecting one or more subadvisers to manage other sleeves independently of each other and CMIA. A portion of the Fund’s assets is subadvised by Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management (Diamond Hill). As of May 31, 2023, CMIA, DFA and Diamond Hill managed approximately 29.4%, 36.2% and 34.4% of the portfolio, respectively.
For the 12-month period that ended May 31, 2023, Institutional Class shares of Multi Manager Value Strategies Fund returned -5.54%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned -4.55% for the same time period.
Market overview
U.S. equities seesawed through the 12-month period ending May 31, 2023, struggling to maintain positive momentum despite frequent rallies that brought major benchmarks above break-even. Although investors grappled with a variety of worries, market trajectory both up and down was driven predominantly by cross currents centered on evolving expectations for inflation and the path of U.S. Federal Reserve (Fed) interest-rate hikes.
Despite the relatively steady pace of interest rate hikes that unfolded during the period, sentiment occasionally did improve as the period progressed. Positives included hints of so-called “peak inflation” and attractive valuations, as well as hopes that China’s economy would reopen after an extended zero-COVID-19 lockdown that gummed up global trade and contributed to cost pressures affecting economies worldwide. Better-than-feared earnings results and guidance helped sentiment, particularly from bellwethers like Alphabet and Microsoft as well as retailers like Walmart and Target early in the period. But most of the upside was sparked by investors’ interpretation of Fed Chair Powell’s remarks after the Federal Open Market Committee announced an anticipated 75 basis point rate hike at the end of July 2022. (A basis point is 1/100 of a percent.) What many seemingly heard were hints that rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Chair Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75 basis point hike in September, along with a dot-plot showing no expectations for rate cuts until 2024.
Equities continued to deliver lumpy results and briefly turned higher into the start of 2023 as investors yet again seemed comfortable with the notion of a softer landing, based on better-than-expected earnings, as well as constructive inflation and economic data. But that bout of optimism proved short-lived during February 2023, as a blowout January employment report and continued higher-for-longer messaging from the Fed, along with mixed earnings reports and geopolitical uncertainties, weighed on sentiment. Then in March, banking sector turmoil dominated headlines as two banks failed quickly. While intervention to guarantee uninsured deposits and to provide emergency liquidity helped to limit any broader banking contagion, regional bank stocks still suffered. However, the bank crisis brought with it a rate reprieve and heightened expectations for a Fed pivot, providing a tailwind for technology and other growth-oriented stocks with future earnings that are made currently more attractive by lower interest rates. Even though the final rate hike of the period on May 3rd brought the target federal funds rate upper bound to 5.25% – a level not seen since mid-2006 – sentiment for high-growth stocks remained intact.
Headwinds swirling throughout the end of the period included protracted wrangling between the White House and Republican leaders in efforts to raise the debt ceiling and avoid default on U.S. Treasury obligations. Lingering fears of more turmoil in the banking sector, dampened China reopening momentum and persistent signs of an imminent recession added heft to downside expectations. Better-than-expected first quarter 2023 earnings reports and upbeat guidance helped offset some of these worries, as did resilient consumer spending and a last-minute agreement in principle on May 27th that would suspend the debt ceiling until January 2025.
Against this backdrop, growth stocks, as measured by the Russell 1000 Growth Index, significantly outperformed value stocks, as measured by the benchmark Russell 1000 Value Index. Small-cap stocks, as measured by the Russell 2000 Index, and mid-cap stocks, represented by the Russell Midcap Index, each lost over 4.5%.
Multi-Manager Value Strategies Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
CMIA
Our portion of the Fund’s portfolio measures its relative performance against the Russell 1000 Index. During the 12-month period that ended May 31, 2022, our portion of the Fund underperformed the Russell 1000 Index.
Notable detractors in the CMIA portion of the Fund during the period
•	Stock selection was the primary driver of relative underperformance during the 12-month period. Sector allocations were a secondary source of detraction versus the benchmark.
•	Selections within the information technology, communication services and financials sector weighed most on relative performance.
•	An underweight to the strong-performing information technology sector detracted, as did a relative overweight to the utilities sector, which returned negatively for the benchmark during the period.
•	Fund holdings that detracted most relative to the benchmark included an underweight to software company Microsoft Corp. and exposure to financial companies Bank of America Corp., PNC Financial Services Group, Inc., U.S. Bancorp and Northern Trust Corp.
•	Not owning NVIDIA, Apple and Meta Platforms also detracted.
Notable contributors in the CMIA portion of the Fund during the period
•	Stock selection within the materials and energy sector contributed to relative performance during the period.
•	Underweighted allocations to the consumer discretionary and real estate sectors, relative to the benchmark, also aided performance during the period.
•	Individual fund holdings that contributed most to relative performance during the period included semiconductor companies Broadcom, Inc., KLA Corp. and Lam Research Corp., pharmaceutical giant Merck & Co., Inc. and electrical equipment company Eaton Corp. PLC.
•	Not owning Tesla and Pfizer during the period also contributed.
Diamond Hill
Our portion of the Fund underperformed its benchmark, the Russell 1000 Value Index, for the 12-month period that ended May 31, 2023.
Notable detractors in the Diamond Hill portion of the Fund during the period
•	Underperformance in our portion of the Fund relative to the benchmark was primarily driven by security selection and an overweight position within the financials sector.
•	Our holdings in the financial sector came under intense pressure as the failures of SVB Bank and Signature Bank took place, starting on March 10th. While we did not hold either of those stocks in our portfolio at the time, we did hold First Republic Bank. We fully exited our position in First Republic Bank on March 14th, as we believed the risks of continuing to hold the stock outweighed the benefits.
•	Both security selection and the Fund’s underweight position within the communication services sector detracted from relative returns.
•	Security selection within the industrials sector detracted from the Fund’s relative return.
•	Individual securities that detracted most during the period included financial services companies Truist Financial Corp., First Republic Bank and SVB Financial Group. We exited our position in SVB Financial Group shares during the fourth quarter of 2022, before the bank’s failure. As noted above, we exited our position in First Republic Bank on March 14, 2023.
6	Multi-Manager Value Strategies Fund | Annual Report 2023

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Notable contributors in the Diamond Hill portion of the Fund during the period
•	Security selection within the health care, consumer staples and materials sectors contributed to relative returns in our portion of the Fund during the period.
•	An overweighted allocation to the industrials sector contributed.
•	Individual securities that contributed most to relative performance during the period included healthcare facilities operator HCA Healthcare, Inc., homebuilder NVR, Inc. and medical device manufacturer Stryker Corp.
DFA
Our portion of the Fund underperformed its benchmark, the Russell 1000 Value Index, for the 12-month period that ended May 31, 2023.
Notable detractors in the DFA portion of the Fund during the period
•	The primary driver of underperformance in our portion of the Fund was a greater emphasis on mid-cap and value stocks during a period when larger cap stocks outperformed small and mid-cap stocks and the growth style outperformed the value style.
•	Security selection within the communication services, health care and information technology sectors detracted from relative results during the period.
•	An overweighted allocation to the communications services sector also weighed on relative results.
•	Individual securities that detracted most from our portion of the Fund on a relative basis were pharmaceutical company Pfizer, Inc., semiconductor company Intel Corp. and streaming services provider Netflix, Inc.
○	The Fund’s overweighting in Pfizer and Intel, both of which underperformed the benchmark during the period had a negative impact on performance versus the benchmark.
○	Not owning Netflix, which outperformed the benchmark considerably during the period weighed on our portion of the Fund relative to the benchmark.
Notable contributors in the DFA portion of the Fund during the period
•	An underweighted allocation in our portion of the Fund in real estate investment trusts (REITs) contributed to performance versus the benchmark during the period. The sector delivered negative performance for the benchmark during the period. Our strategy generally excludes REITs from purchase.
•	Our underweighted allocation to the utilities sector relative to the Russell 1000 Value Index also contributed to performance in our portion of the Fund relative to the benchmark. The sector returned negatively for both the benchmark and our portion of the Fund during the period. Our strategy generally excludes highly regulated utilities from purchase because while they tend to have low relative prices, their expected returns tend to be lower than those of value stocks.
•	The industrials sector was another area of contribution for our portion of the Fund. The sector was one of the stronger performing sectors of the benchmark during the period and our portion of the Fund outperformed the benchmark due to our overweighted allocation and security selection.
•	Individual securities that contributed most to performance in our portion of the Fund included home construction company D.R. Horton, Inc., energy giant Exxon Mobil Corp. and healthcare company Johnson & Johnson.
○	We held a larger weighting of both D.R. Horton and Exxon Mobil than the benchmark and the stock of both companies delivered strong gains during the period.
○	Not holding Johnson & Johnson in our portion of the Fund contributed. The stock, which is a constituent of the benchmark, delivered disappointing results during the period.
Multi-Manager Value Strategies Fund | Annual Report 2023	7

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investments in a limited number of companies subject the Fund to greater risk of loss. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
8	Multi-Manager Value Strategies Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	935.20	1,021.34	3.47	3.63	0.72
Institutional 3 Class	1,000.00	1,000.00	935.90	1,021.89	2.94	3.07	0.61
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Value Strategies Fund | Annual Report 2023	9

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.9%
Issuer	Shares	Value ($)
Communication Services 6.6%
Diversified Telecommunication Services 1.8%
AT&T, Inc.	1,143,673	17,989,976
GCI Liberty, Inc. Escrow(a),(b),(c)	8,656	0
Lumen Technologies, Inc.	379,310	751,034
Verizon Communications, Inc.	1,572,880	56,041,715
Total		74,782,725
Entertainment 1.2%
Activision Blizzard, Inc.(b)	72,433	5,809,126
Electronic Arts, Inc.	50,349	6,444,672
Liberty Media Group LLC, Class A(b)	2,700	170,505
Liberty Media Group LLC, Class C(b)	20,074	1,413,210
Madison Square Garden Entertainment Corp.(b)	476	16,703
Sphere Entertainment Co.(b)	476	11,362
Take-Two Interactive Software, Inc.(b)	1,889	260,172
Walt Disney Co. (The)(b)	358,909	31,569,636
Warner Bros Discovery, Inc.(b)	298,230	3,364,034
Total		49,059,420
Interactive Media & Services 1.5%
Alphabet, Inc., Class A(b)	247,924	30,462,422
Meta Platforms, Inc., Class A(b)	130,352	34,506,781
Total		64,969,203
Media 1.8%
Charter Communications, Inc., Class A(b)	46	15,003
Comcast Corp., Class A	1,527,550	60,109,092
Fox Corp., Class A	80,559	2,513,441
Fox Corp., Class B	64,046	1,870,784
Interpublic Group of Companies, Inc. (The)	128,172	4,766,717
Liberty Broadband Corp., Class A(b)	2,117	156,383
Liberty Broadband Corp., Class C(b)	15,540	1,151,514
Liberty SiriusXM Group, Class A(b)	12,333	345,077
Liberty SiriusXM Group, Class C(b)	27,937	781,118
News Corp., Class A	39,613	725,314
News Corp., Class B	21,231	392,349
Omnicom Group, Inc.	86	7,584
Common Stocks (continued)
Issuer	Shares	Value ($)
Paramount Global, Class A	3,915	68,787
Paramount Global, Class B	91,237	1,387,715
Total		74,290,878
Wireless Telecommunication Services 0.3%
T-Mobile US, Inc.(b)	100,741	13,826,702
Total Communication Services		276,928,928
Consumer Discretionary 8.1%
Auto Components 1.1%
Aptiv PLC(b)	19,638	1,729,715
Autoliv, Inc.	16,495	1,344,343
BorgWarner, Inc.	475,455	21,076,920
Gentex Corp.	35,624	935,486
Lear Corp.	166,735	20,451,715
Total		45,538,179
Automobiles 1.2%
Ford Motor Co.	569,256	6,831,072
General Motors Co.	1,371,165	44,439,458
Total		51,270,530
Broadline Retail 0.9%
Amazon.com, Inc.(b)	290,857	35,071,537
eBay, Inc.	1,039	44,199
Total		35,115,736
Distributors 0.1%
LKQ Corp.	104,488	5,511,742
Hotels, Restaurants & Leisure 0.7%
Aramark	45,023	1,777,508
Caesars Entertainment, Inc.(b)	11,460	469,975
Carnival Corp.(b)	122,961	1,380,852
Hyatt Hotels Corp., Class A	5,864	630,263
McDonald’s Corp.	72,590	20,696,135
MGM Resorts International	82,729	3,250,422
Royal Caribbean Cruises Ltd.(b)	27,421	2,220,278
Total		30,425,433
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 1.7%
D.R. Horton, Inc.	126,147	13,477,545
Garmin Ltd.	36,640	3,779,416
Lennar Corp., Class A	89,215	9,556,711
Lennar Corp., Class B	6,679	631,499
Mohawk Industries, Inc.(b)	19,145	1,762,106
NVR, Inc.(b)	6,335	35,185,984
PulteGroup, Inc.	82,663	5,462,371
Toll Brothers, Inc.	1,937	131,135
Whirlpool Corp.	20,193	2,610,753
Total		72,597,520
Leisure Products 0.0%
Hasbro, Inc.	3,197	189,742
Specialty Retail 2.2%
Advance Auto Parts, Inc.	15,667	1,141,967
CarMax, Inc.(b)	451,442	32,598,627
Dick’s Sporting Goods, Inc.	1,132	144,341
Home Depot, Inc. (The)	193,434	54,828,867
Lithia Motors, Inc., Class A	3,067	715,470
Penske Automotive Group, Inc.	8,726	1,206,108
Total		90,635,380
Textiles, Apparel & Luxury Goods 0.2%
Capri Holdings Ltd.(b)	1,180	41,418
NIKE, Inc., Class B	45,516	4,791,014
Ralph Lauren Corp.	6,915	735,134
Tapestry, Inc.	23,496	940,310
Total		6,507,876
Total Consumer Discretionary		337,792,138
Consumer Staples 5.7%
Beverages 1.9%
Coca-Cola Co. (The)	297,668	17,758,873
Constellation Brands, Inc., Class A	15,365	3,733,234
Keurig Dr. Pepper, Inc.	44,191	1,375,224
Molson Coors Beverage Co., Class B	26,873	1,662,095
PepsiCo, Inc.	306,032	55,804,935
Total		80,334,361
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples Distribution & Retail 1.3%
Casey’s General Stores, Inc.	2,046	461,680
Dollar Tree, Inc.(b)	42,615	5,747,911
Kroger Co. (The)	230,112	10,430,977
Performance Food Group, Inc.(b)	7,104	392,780
Target Corp.	59,411	7,778,682
U.S. Foods Holding Corp.(b)	40,272	1,602,020
Walgreens Boots Alliance, Inc.	57,994	1,761,278
Walmart, Inc.	165,733	24,341,206
Total		52,516,534
Food Products 1.4%
Archer-Daniels-Midland Co.	68,787	4,859,802
Bunge Ltd.	46,998	4,353,895
Campbell Soup Co.	7,258	366,892
ConAgra Foods, Inc.	67,427	2,351,179
Darling Ingredients, Inc.(b)	26,581	1,684,704
General Mills, Inc.	122,697	10,326,180
Hormel Foods Corp.	17,274	660,730
Ingredion, Inc.	349	36,505
JM Smucker Co. (The)	29,856	4,376,591
Kraft Heinz Co. (The)	43,388	1,658,289
McCormick & Co., Inc.	2,137	183,205
Mondelez International, Inc., Class A	318,857	23,407,292
Pilgrim’s Pride Corp.(b)	284	6,305
Post Holdings, Inc.(b)	1,436	122,003
Tyson Foods, Inc., Class A	93,436	4,731,599
Total		59,125,171
Household Products 0.7%
Procter & Gamble Co. (The)	193,811	27,618,068
Personal Care Products 0.0%
BellRing Brands, Inc.(b)	8,344	305,557
Coty, Inc., Class A(b)	9,303	100,845
Total		406,402
Tobacco 0.4%
Philip Morris International, Inc.	186,117	16,752,391
Total Consumer Staples		236,752,927

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 9.6%
Energy Equipment & Services 0.3%
Baker Hughes Co.	150,571	4,103,060
Schlumberger NV	116,178	4,975,904
TechnipFMC PLC(b)	48,738	640,417
Total		9,719,381
Oil, Gas & Consumable Fuels 9.3%
Chevron Corp.	701,459	105,653,755
ConocoPhillips Co.	857,885	85,187,981
Coterra Energy, Inc.	71,228	1,656,051
Devon Energy Corp.	37,754	1,740,459
Diamondback Energy, Inc.	36,642	4,659,030
EOG Resources, Inc.	269,137	28,875,709
Exxon Mobil Corp.	978,535	99,986,706
Hess Corp.	30,975	3,923,603
Kinder Morgan, Inc.	245,204	3,950,236
Marathon Oil Corp.	145,822	3,231,416
Marathon Petroleum Corp.	81,850	8,586,884
Occidental Petroleum Corp.	77,029	4,441,492
ONEOK, Inc.	25,515	1,445,680
Ovintiv, Inc.	40,031	1,323,825
Phillips 66	43,453	3,980,729
Pioneer Natural Resources Co.	29,886	5,960,464
Targa Resources Corp.	15,003	1,020,954
Valero Energy Corp.	160,591	17,189,661
Vitesse Energy, Inc.	1,560	36,020
Williams Companies, Inc. (The)	218,287	6,256,105
Total		389,106,760
Total Energy		398,826,141
Financials 19.5%
Banks 7.3%
Bank of America Corp.	2,684,250	74,595,308
Citigroup, Inc.	167,532	7,425,018
Citizens Financial Group, Inc.	56,240	1,449,867
Comerica, Inc.	17,390	627,779
East West Bancorp, Inc.	6,605	316,049
Fifth Third Bancorp	149,775	3,635,039
First Citizens BancShares Inc., Class A	558	695,938
Common Stocks (continued)
Issuer	Shares	Value ($)
First Horizon Corp.	7,895	81,397
Huntington Bancshares, Inc.	215,680	2,223,661
JPMorgan Chase & Co.	637,628	86,532,496
KeyCorp	232,694	2,173,362
M&T Bank Corp.	11,504	1,370,817
PNC Financial Services Group, Inc. (The)	139,081	16,109,752
Prosperity Bancshares, Inc.	622	35,566
Regions Financial Corp.	250,269	4,322,146
Truist Financial Corp.	1,397,991	42,596,786
U.S. Bancorp	161,929	4,841,677
Webster Financial Corp.	7,806	277,503
Wells Fargo & Co.	1,380,585	54,961,089
Western Alliance Bancorp	2,707	91,767
Zions Bancorp	31,400	856,906
Total		305,219,923
Capital Markets 3.9%
Bank of New York Mellon Corp. (The)	163,162	6,559,112
BlackRock, Inc.	21,560	14,176,778
Blackstone, Inc.	48,982	4,194,819
Carlyle Group, Inc. (The)	18,356	503,138
CME Group, Inc.	77,521	13,856,879
Franklin Resources, Inc.	79,126	1,899,815
Goldman Sachs Group, Inc. (The)	43,469	14,079,609
Intercontinental Exchange, Inc.	4,801	508,666
Invesco Ltd.	14,455	207,863
Jefferies Financial Group, Inc.	13,256	398,608
KKR & Co., Inc., Class A	808,561	41,632,806
Morgan Stanley	335,657	27,443,316
Nasdaq, Inc.	467,010	25,849,004
Northern Trust Corp.	98,997	7,119,864
State Street Corp.	57,672	3,922,849
Total		162,353,126
Consumer Finance 0.4%
Ally Financial, Inc.	104,256	2,780,507
Capital One Financial Corp.	83,614	8,713,415
Discover Financial Services	26,915	2,765,247
Synchrony Financial	118,486	3,668,327
Total		17,927,496

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 2.7%
Apollo Global Management, Inc.	5,640	377,034
Berkshire Hathaway, Inc., Class B(b)	181,578	58,301,064
Block, Inc., Class A(b)	7,474	451,355
Equitable Holdings, Inc.	219	5,374
Fidelity National Information Services, Inc.	74,366	4,058,153
Fiserv, Inc.(b)	47,012	5,274,276
Global Payments, Inc.	16,158	1,578,475
PayPal Holdings, Inc.(b)	8,120	503,359
Visa, Inc., Class A	178,551	39,465,128
Total		110,014,218
Insurance 5.2%
Aflac, Inc.	93,752	6,019,815
Allstate Corp. (The)	277,986	30,147,582
American Financial Group, Inc.	1,243	139,552
American International Group, Inc.	1,346,745	71,148,538
Arch Capital Group Ltd.(b)	51,657	3,600,493
Assurant, Inc.	6,544	785,215
Axis Capital Holdings Ltd.	98	5,086
Chubb Ltd.	119,913	22,279,835
CNA Financial Corp.	3,492	128,715
Everest Re Group Ltd.	4,525	1,538,590
F&G Annuities & Life, Inc.	5,189	107,309
Fidelity National Financial, Inc.	76,310	2,605,223
Globe Life, Inc.	18,240	1,882,003
Hartford Financial Services Group, Inc. (The)	320,737	21,976,899
Loews Corp.	31,217	1,748,152
Markel Group, Inc.(b)	666	875,610
Marsh & McLennan Companies, Inc.	226,026	39,143,183
MetLife, Inc.	22,116	1,095,848
Old Republic International Corp.	28,849	706,512
Principal Financial Group, Inc.	54,334	3,556,704
Prudential Financial, Inc.	34,372	2,704,733
Travelers Companies, Inc. (The)	30,664	5,189,575
Unum Group	4,025	174,886
WR Berkley Corp.	6,168	343,434
Total		217,903,492
Total Financials		813,418,255
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 15.4%
Biotechnology 1.9%
AbbVie, Inc.	307,625	42,439,945
Biogen, Inc.(b)	36,348	10,773,911
Gilead Sciences, Inc.	140,789	10,832,305
Incyte Corp.(b)	1,345	82,785
Moderna, Inc.(b)	46,165	5,895,732
Regeneron Pharmaceuticals, Inc.(b)	10,678	7,854,310
United Therapeutics Corp.(b)	5,345	1,121,060
Vertex Pharmaceuticals, Inc.(b)	1,230	397,991
Total		79,398,039
Health Care Equipment & Supplies 4.7%
Abbott Laboratories	544,582	55,547,364
Baxter International, Inc.	60,715	2,472,315
Becton Dickinson & Co.	195,154	47,180,431
Boston Scientific Corp.(b)	10,897	560,978
Cooper Companies, Inc. (The)	1,616	600,392
GE HealthCare Technologies, Inc.	24,045	1,911,818
Hologic, Inc.(b)	34,009	2,682,970
Medtronic PLC	627,850	51,960,866
STERIS PLC	12,626	2,524,821
Stryker Corp.	97,911	26,982,313
Teleflex, Inc.	2,191	514,337
Zimmer Biomet Holdings, Inc.	25,473	3,243,732
Total		196,182,337
Health Care Providers & Services 4.4%
Centene Corp.(b)	45,816	2,859,377
Cigna Group (The)	85,007	21,031,582
CVS Health Corp.	219,446	14,928,911
Elevance Health, Inc.	72,978	32,681,008
HCA Healthcare, Inc.	124,995	33,022,429
Henry Schein, Inc.(b)	38,024	2,809,974
Humana, Inc.	74,518	37,398,349
Laboratory Corp. of America Holdings	34,080	7,243,022
McKesson Corp.	5,309	2,074,970
Quest Diagnostics, Inc.	43,722	5,799,723

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
UnitedHealth Group, Inc.	39,164	19,082,267
Universal Health Services, Inc., Class B	26,871	3,550,465
Total		182,482,077
Life Sciences Tools & Services 0.8%
Avantor, Inc.(b)	12,892	257,067
Bio-Rad Laboratories, Inc., Class A(b)	2,694	1,005,805
Charles River Laboratories International, Inc.(b)	3,159	610,887
Danaher Corp.	73,479	16,872,248
Revvity, Inc.	15,737	1,814,791
Thermo Fisher Scientific, Inc.	29,539	15,019,400
Total		35,580,198
Pharmaceuticals 3.6%
Bristol-Myers Squibb Co.	360,556	23,234,229
Catalent, Inc.(b)	6,266	233,283
Eli Lilly & Co.	9,628	4,134,841
Jazz Pharmaceuticals PLC(b)	12,786	1,638,654
Johnson & Johnson	194,056	30,090,323
Merck & Co., Inc.	221,661	24,473,591
Pfizer, Inc.	1,705,380	64,838,548
Viatris, Inc.	203,802	1,864,788
Total		150,508,257
Total Health Care		644,150,908
Industrials 14.9%
Aerospace & Defense 2.0%
General Dynamics Corp.	28,674	5,854,657
Howmet Aerospace, Inc.	60,241	2,575,303
Huntington Ingalls Industries, Inc.	5,304	1,068,119
L3Harris Technologies, Inc.	136,476	24,008,858
Lockheed Martin Corp.	31,495	13,984,095
Northrop Grumman Corp.	47,375	20,631,339
Raytheon Technologies Corp.	109,638	10,102,045
Textron, Inc.	54,703	3,384,475
Total		81,608,891
Air Freight & Logistics 0.8%
FedEx Corp.	42,255	9,210,745
GXO Logistics, Inc.(b)	6,109	341,615
United Parcel Service, Inc., Class B	134,910	22,529,970
Total		32,082,330
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 1.1%
Builders FirstSource, Inc.(b)	47,462	5,503,219
Carlisle Companies, Inc.	8,175	1,736,697
Carrier Global Corp.	425,252	17,392,807
Fortune Brands Innovations, Inc.	29,167	1,763,145
Johnson Controls International PLC	93,788	5,599,143
MasterBrand, Inc.(b)	29,167	302,753
Owens Corning	26,387	2,805,730
Trane Technologies PLC	60,542	9,882,271
Total		44,985,765
Commercial Services & Supplies 1.2%
Republic Services, Inc.	98,941	14,013,014
Waste Management, Inc.	216,866	35,114,943
Total		49,127,957
Construction & Engineering 0.2%
AECOM	28,741	2,243,235
Arcosa, Inc.	165	10,834
Quanta Services, Inc.	40,721	7,231,235
Total		9,485,304
Electrical Equipment 1.1%
Acuity Brands, Inc.	34	5,123
AMETEK, Inc.	12,783	1,854,430
Eaton Corp. PLC	133,871	23,547,909
Emerson Electric Co.	62	4,816
Hubbell, Inc.	644	181,904
Regal Rexnord Corp.	142,054	18,451,394
Sensata Technologies Holding	40,917	1,698,874
Total		45,744,450
Ground Transportation 1.5%
CSX Corp.	206	6,318
Knight-Swift Transportation Holdings, Inc.	7,444	409,346
Norfolk Southern Corp.	40,737	8,480,629
U-Haul Holding Co.	5,483	289,338
U-Haul Holding Co.	48,155	2,229,095
Union Pacific Corp.	263,101	50,652,204
Total		62,066,930

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 1.2%
3M Co.	38,386	3,581,798
General Electric Co.	72,136	7,323,968
Honeywell International, Inc.	212,100	40,638,360
Total		51,544,126
Machinery 3.9%
AGCO Corp.	21,789	2,402,891
Caterpillar, Inc.	165,384	34,027,758
Cummins, Inc.	81,122	16,582,148
Deere & Co.	70,650	24,443,487
Dover Corp.	13,860	1,847,954
Fortive Corp.	42,114	2,742,043
Ingersoll Rand, Inc.	48,131	2,727,102
Middleby Corp. (The)(b)	3,685	486,420
Otis Worldwide Corp.	54,838	4,360,169
PACCAR, Inc.	143,380	9,861,676
Parker-Hannifin Corp.	165,394	52,998,853
Pentair PLC	46,342	2,570,591
Snap-On, Inc.	18,739	4,663,388
Stanley Black & Decker, Inc.	19,711	1,477,734
Westinghouse Air Brake Technologies Corp.	22,138	2,050,643
Total		163,242,857
Passenger Airlines 0.2%
Delta Air Lines, Inc.(b)	92,259	3,351,770
Southwest Airlines Co.	101,267	3,024,845
United Airlines Holdings, Inc.(b)	43,849	2,081,293
Total		8,457,908
Professional Services 1.3%
Automatic Data Processing, Inc.	48,789	10,196,413
Booz Allen Hamilton Holding Corp.	51,779	5,207,932
Concentrix Corp.	5,159	452,444
Jacobs Solutions, Inc.	17,527	1,920,959
Leidos Holdings, Inc.	42,400	3,309,744
SS&C Technologies Holdings, Inc.	596,187	32,766,438
TransUnion	800	57,584
Total		53,911,514
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 0.4%
Ferguson PLC	72,621	10,523,509
United Rentals, Inc.	18,295	6,106,688
WESCO International, Inc.	3,671	504,322
Total		17,134,519
Total Industrials		619,392,551
Information Technology 10.0%
Communications Equipment 0.8%
Ciena Corp.(b)	4,225	197,477
Cisco Systems, Inc.	606,316	30,115,716
F5, Inc.(b)	668	98,583
Juniper Networks, Inc.	44,440	1,349,643
Total		31,761,419
Electronic Equipment, Instruments & Components 0.5%
Arrow Electronics, Inc.(b)	16,208	2,052,581
Avnet, Inc.	268	11,749
Corning, Inc.	255,656	7,876,761
Flex Ltd.(b)	81,764	2,075,988
IPG Photonics Corp.(b)	223	24,635
Jabil, Inc.	18,328	1,640,722
TD SYNNEX Corp.	5,786	517,153
TE Connectivity Ltd.	50,358	6,167,848
Teledyne Technologies, Inc.(b)	2,904	1,128,640
Total		21,496,077
IT Services 1.0%
Accenture PLC, Class A	45,958	14,059,471
Akamai Technologies, Inc.(b)	15,026	1,384,195
Amdocs Ltd.	31,789	2,993,570
Cognizant Technology Solutions Corp., Class A	130,283	8,141,385
DXC Technology Co.(b)	12,300	307,869
International Business Machines Corp.	129,736	16,682,752
Kyndryl Holdings, Inc.(b)	3,420	42,955
Twilio, Inc., Class A(b)	1,217	84,728
Total		43,696,925

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.5%
Advanced Micro Devices, Inc.(b)	61,368	7,254,311
Analog Devices, Inc.	163,645	29,078,080
Broadcom, Inc.	48,983	39,576,305
Intel Corp.	539,243	16,953,800
KLA Corp.	50,485	22,364,350
Lam Research Corp.	40,913	25,231,047
Marvell Technology, Inc.	61,411	3,591,929
Microchip Technology, Inc.	192,856	14,514,343
Micron Technology, Inc.	197,755	13,486,891
ON Semiconductor Corp.(b)	8,747	731,249
Qorvo, Inc.(b)	33,803	3,287,680
Skyworks Solutions, Inc.	32,797	3,394,817
Texas Instruments, Inc.	281,085	48,875,060
Total		228,339,862
Software 2.0%
Black Knight, Inc.(b)	2,911	168,198
Dolby Laboratories, Inc., Class A	659	54,387
Microsoft Corp.	225,585	74,079,858
Roper Technologies, Inc.	1,320	599,571
Salesforce, Inc.(b)	46,140	10,306,753
Total		85,208,767
Technology Hardware, Storage & Peripherals 0.2%
Hewlett Packard Enterprise Co.	372,558	5,372,286
HP, Inc.	37,320	1,084,519
Western Digital Corp.(b)	56,583	2,191,460
Total		8,648,265
Total Information Technology		419,151,315
Materials 5.1%
Chemicals 2.4%
Air Products & Chemicals, Inc.	20,559	5,533,249
Albemarle Corp.	12,992	2,514,342
Celanese Corp., Class A	4,819	501,272
CF Industries Holdings, Inc.	42,812	2,633,366
Corteva, Inc.	46,966	2,512,211
Dow, Inc.	152,737	7,450,511
DuPont de Nemours, Inc.	47,436	3,187,225
Eastman Chemical Co.	46,835	3,610,510
Common Stocks (continued)
Issuer	Shares	Value ($)
International Flavors & Fragrances, Inc.	23,348	1,804,567
Linde PLC	88,263	31,215,093
LyondellBasell Industries NV, Class A	98,970	8,465,894
Mosaic Co. (The)	78,129	2,497,003
PPG Industries, Inc.	90,924	11,937,412
Sherwin-Williams Co. (The)	66,752	15,204,771
Westlake Corp.	19,870	2,065,486
Total		101,132,912
Construction Materials 0.6%
Martin Marietta Materials, Inc.	52,374	20,846,947
Vulcan Materials Co.	17,470	3,415,385
Total		24,262,332
Containers & Packaging 0.4%
Amcor PLC	82,434	794,664
Avery Dennison Corp.	41,877	6,747,641
International Paper Co.	119,659	3,522,761
Packaging Corp. of America	47,346	5,872,324
Sonoco Products Co.	212	12,690
WestRock Co.	37,102	1,039,227
Total		17,989,307
Metals & Mining 1.7%
Alcoa Corp.	30,120	955,406
Arconic Corp.(b)	1,340	38,739
Cleveland-Cliffs, Inc.(b)	63,354	879,354
Freeport-McMoRan, Inc.	1,005,551	34,530,621
Newmont Corp.	172,553	6,997,024
Nucor Corp.	100,960	13,332,778
Reliance Steel & Aluminum Co.	20,889	4,902,231
Royal Gold, Inc.	389	48,174
Steel Dynamics, Inc.	71,770	6,595,663
Total		68,279,990
Paper & Forest Products 0.0%
Sylvamo Corp.	134	5,282
Total Materials		211,669,823

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 0.8%
Real Estate Management & Development 0.2%
CBRE Group, Inc., Class A(b)	77,682	5,819,935
Howard Hughes Corporation(b)	259	19,314
Jones Lang LaSalle, Inc.(b)	12,564	1,763,232
Zillow Group, Inc., Class C(b)	10,447	476,488
Total		8,078,969
Residential REITs 0.1%
AvalonBay Communities, Inc.	35,929	6,250,927
Specialized REITs 0.5%
Crown Castle, Inc.	48,740	5,517,856
SBA Communications Corp.	62,871	13,943,530
Total		19,461,386
Total Real Estate		33,791,282
Utilities 2.2%
Electric Utilities 1.2%
American Electric Power Co., Inc.	108,300	9,001,896
Entergy Corp.	81,736	8,026,475
Eversource Energy	77,411	5,359,164
NextEra Energy, Inc.	146,538	10,764,681
NRG Energy, Inc.	42,608	1,439,724
Southern Co. (The)	92,694	6,465,407
Xcel Energy, Inc.	113,751	7,426,803
Total		48,484,150
Common Stocks (continued)
Issuer	Shares	Value ($)
Independent Power and Renewable Electricity Producers 0.0%
Vistra Corp.	63,624	1,525,067
Multi-Utilities 1.0%
Ameren Corp.	86,082	6,978,668
CMS Energy Corp.	94,225	5,463,165
Dominion Energy, Inc.	322,295	16,204,993
DTE Energy Co.	41,488	4,464,109
WEC Energy Group, Inc.	87,935	7,681,122
Total		40,792,057
Total Utilities		90,801,274
Total Common Stocks (Cost $3,590,627,320)		4,082,675,542

Money Market Funds 1.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(d),(e)	79,075,422	79,035,885
Total Money Market Funds (Cost $79,036,507)		79,035,885
Total Investments in Securities (Cost: $3,669,663,827)		4,161,711,427
Other Assets & Liabilities, Net		9,768,077
Net Assets		4,171,479,504

Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(b)	Non-income producing investment.
(c)	Valuation based on significant unobservable inputs.
(d)	The rate shown is the seven-day current annualized yield at May 31, 2023.
(e)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	41,578,354	532,152,794	(494,694,641)	(622)	79,035,885	6,581	2,157,925	79,075,422
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	276,928,928	—	0*	276,928,928
Consumer Discretionary	337,792,138	—	—	337,792,138
Consumer Staples	236,752,927	—	—	236,752,927
Energy	398,826,141	—	—	398,826,141
Financials	813,418,255	—	—	813,418,255
Health Care	644,150,908	—	—	644,150,908
Industrials	619,392,551	—	—	619,392,551
Information Technology	419,151,315	—	—	419,151,315
Materials	211,669,823	—	—	211,669,823
Real Estate	33,791,282	—	—	33,791,282
Utilities	90,801,274	—	—	90,801,274
Total Common Stocks	4,082,675,542	—	0*	4,082,675,542
Money Market Funds	79,035,885	—	—	79,035,885
Total Investments in Securities	4,161,711,427	—	0*	4,161,711,427

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Annual Report 2023

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,590,627,320)	$4,082,675,542
Affiliated issuers (cost $79,036,507)	79,035,885
Receivable for:
Investments sold	1,188,587
Capital shares sold	4,372,690
Dividends	10,116,628
Foreign tax reclaims	113,968
Prepaid expenses	20,793
Total assets	4,177,524,093
Liabilities
Payable for:
Investments purchased	1,360,328
Capital shares purchased	3,937,802
Management services fees	69,134
Transfer agent fees	371,554
Compensation of board members	173,943
Other expenses	131,828
Total liabilities	6,044,589
Net assets applicable to outstanding capital stock	$4,171,479,504
Represented by
Paid in capital	3,537,668,095
Total distributable earnings (loss)	633,811,409
Total - representing net assets applicable to outstanding capital stock	$4,171,479,504
Institutional Class
Net assets	$4,171,477,089
Shares outstanding	299,036,806
Net asset value per share	$13.95
Institutional 3 Class
Net assets	$2,415
Shares outstanding	173
Net asset value per share(a)	$13.98

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2023	19

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$99,759,095
Dividends — affiliated issuers	2,157,925
European Union tax reclaim	133,632
Foreign taxes withheld	(50)
Total income	102,050,602
Expenses:
Management services fees	25,362,399
Transfer agent fees
Institutional Class	4,394,377
Institutional 3 Class	1
Compensation of board members	85,715
Custodian fees	38,855
Printing and postage fees	308,249
Registration fees	91,562
Accounting services fees	30,749
Legal fees	68,789
Interest on interfund lending	99
Compensation of chief compliance officer	826
Other	70,984
Total expenses	30,452,605
Net investment income	71,597,997
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	196,702,211
Investments — affiliated issuers	6,581
Foreign currency translations	1,075
Futures contracts	(83,887)
Net realized gain	196,625,980
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(506,495,432)
Investments — affiliated issuers	(622)
Foreign currency translations	(495)
Net change in unrealized appreciation (depreciation)	(506,496,549)
Net realized and unrealized loss	(309,870,569)
Net decrease in net assets resulting from operations	$(238,272,572)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Value Strategies Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$71,597,997	$68,222,560
Net realized gain	196,625,980	476,060,691
Net change in unrealized appreciation (depreciation)	(506,496,549)	(497,624,233)
Net increase (decrease) in net assets resulting from operations	(238,272,572)	46,659,018
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(459,910,497)	(408,044,013)
Institutional 3 Class	(297)	(244)
Total distributions to shareholders	(459,910,794)	(408,044,257)
Increase (decrease) in net assets from capital stock activity	280,464,948	(105,137,297)
Total decrease in net assets	(417,718,418)	(466,522,536)
Net assets at beginning of year	4,589,197,922	5,055,720,458
Net assets at end of year	$4,171,479,504	$4,589,197,922

	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	60,652,201	897,414,259	54,031,716	935,240,677
Distributions reinvested	31,671,423	459,910,497	23,954,125	408,044,013
Redemptions	(71,142,459)	(1,076,859,808)	(86,176,500)	(1,448,421,987)
Net increase (decrease)	21,181,165	280,464,948	(8,190,659)	(105,137,297)
Total net increase (decrease)	21,181,165	280,464,948	(8,190,659)	(105,137,297)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2023	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Year Ended 5/31/2023	$16.52	0.25	(1.12)	(0.87)	(0.25)	(1.45)	(1.70)
Year Ended 5/31/2022	$17.67	0.23	0.02(d)	0.25	(0.22)	(1.18)	(1.40)
Year Ended 5/31/2021	$12.48	0.21	5.34	5.55	(0.21)	(0.15)	(0.36)
Year Ended 5/31/2020	$12.83	0.24	(0.06)(d)	0.18	(0.23)	(0.30)	(0.53)
Year Ended 5/31/2019	$13.64	0.21	(0.02)(d)	0.19	(0.20)	(0.80)	(1.00)
Institutional 3 Class
Year Ended 5/31/2023	$16.55	0.27	(1.12)	(0.85)	(0.27)	(1.45)	(1.72)
Year Ended 5/31/2022	$17.69	0.24	0.03(d)	0.27	(0.23)	(1.18)	(1.41)
Year Ended 5/31/2021	$12.50	0.22	5.34	5.56	(0.22)	(0.15)	(0.37)
Year Ended 5/31/2020(e)	$14.47	0.11	(2.02)(d)	(1.91)	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(e)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Value Strategies Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Year Ended 5/31/2023	$13.95	(5.54%)	0.72%(c)	0.72%(c)	1.69%	23%	$4,171,477
Year Ended 5/31/2022	$16.52	1.22%	0.69%(c)	0.69%(c)	1.31%	22%	$4,589,195
Year Ended 5/31/2021	$17.67	45.16%	0.71%(c)	0.71%(c)	1.41%	29%	$5,055,717
Year Ended 5/31/2020	$12.48	1.07%	0.76%	0.74%	1.78%	19%	$3,589,152
Year Ended 5/31/2019	$12.83	1.62%	0.77%	0.77%	1.59%	20%	$2,849,432
Institutional 3 Class
Year Ended 5/31/2023	$13.98	(5.42%)	0.61%(c)	0.61%(c)	1.79%	23%	$2
Year Ended 5/31/2022	$16.55	1.35%	0.62%(c)	0.62%(c)	1.37%	22%	$3
Year Ended 5/31/2021	$17.69	45.20%	0.63%(c)	0.63%(c)	1.49%	29%	$3
Year Ended 5/31/2020(e)	$12.50	(13.14%)	0.66%	0.64%	1.84%	19%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Annual Report 2023	23

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
24	Multi-Manager Value Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Multi-Manager Value Strategies Fund | Annual Report 2023	25

Notes to Financial Statements  (continued)
May 31, 2023
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
26	Multi-Manager Value Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(83,887)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	507,731

*	Based on the ending daily outstanding amounts for the year ended May 31, 2023.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Multi-Manager Value Strategies Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
May 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
The Fund may file withholding tax reclaims in certain European Union countries to recover a portion of foreign taxes previously withheld on dividends earned, which may be reclaimable based upon certain provisions in the Treaty on the Functioning of the European Union (EU) and subsequent rulings by the European Court of Justice. The Fund may record a reclaim receivable when the amount is known, the Fund has received notice of a pending refund, and there are no significant uncertainties on collectability. Income received from EU reclaims is included in the Statement of Operations.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
28	Multi-Manager Value Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.60% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Multi-Manager Value Strategies Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
May 31, 2023
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.10
Institutional 3 Class	0.02
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Institutional Class	0.74%	0.74%
Institutional 3 Class	0.67	0.68
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications, earnings and profits distributed to shareholders on the redemption of shares and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
30	Multi-Manager Value Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(1,100,443)	(14,063,557)	15,164,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
78,103,251	381,807,543	459,910,794	100,200,562	307,843,695	408,044,257
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
11,729,788	151,105,582	—	471,149,930
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,690,561,497	686,962,703	(215,812,773)	471,149,930
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $959,886,816 and $1,103,436,088, respectively, for the year ended May 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Multi-Manager Value Strategies Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
May 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	700,000	5.10	1
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
32	Multi-Manager Value Strategies Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At May 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Value Strategies Fund | Annual Report 2023	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Multi-Manager Value Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Value Strategies Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Multi-Manager Value Strategies Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$216,606,728
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Multi-Manager Value Strategies Fund | Annual Report 2023	35

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
36	Multi-Manager Value Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
Multi-Manager Value Strategies Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
38	Multi-Manager Value Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Multi-Manager Value Strategies Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
40	Multi-Manager Value Strategies Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Multi-Manager Value Strategies Fund | Annual Report 2023	41

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Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN116_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia Commodity Strategy Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Commodity Strategy Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Commodity Strategy Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with total return.
Portfolio management
Marc Khalamayzer, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Matthew Ferrelli, CFA
Commodity Strategies Co-Portfolio Manager
Managed Fund since 2019
Ronald Stahl, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
Gregory Liechty
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
John D. Dempsey, CFA
Cash/Liquidity Strategies Co-Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/18/12	-22.59	4.00	-1.93
	Including sales charges		-27.05	2.78	-2.51
Advisor Class		03/19/13	-22.33	4.29	-1.68
Class C	Excluding sales charges	06/18/12	-23.16	3.21	-2.67
	Including sales charges		-23.52	3.21	-2.67
Institutional Class		06/18/12	-22.43	4.28	-1.70
Institutional 2 Class*		01/08/14	-22.32	4.36	-1.63
Institutional 3 Class*		10/01/14	-22.31	4.51	-1.57
Class R		06/18/12	-22.77	3.74	-2.17
Bloomberg Commodity Index Total Return			-22.48	3.17	-1.86
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility.  Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s Class A shares for the period from May 31, 2013 through the inception date of such class (in each case, without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such share class, where applicable). Share classes with expenses that are higher than Class A shares will have performance that is lower than Class A shares (without sales charges). Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Commodity Strategy Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Commodity Strategy Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Asset-Backed Securities — Non-Agency	27.9
Commercial Mortgage-Backed Securities - Non-Agency	3.4
Corporate Bonds & Notes	33.9
Foreign Government Obligations	0.7
Money Market Funds(a)	30.6
Residential Mortgage-Backed Securities - Non-Agency	2.1
U.S. Government & Agency Obligations	0.7
U.S. Treasury Obligations	0.7
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Commodities market exposure (%) (at May 31, 2023)
Commodities contracts(a)	Long	Short	Net
Agriculture	31.2	—	31.2
Energy	29.1	—	29.1
Industrial Metals	14.1	—	14.1
Livestock	5.9	—	5.9
Precious Metals	19.7	—	19.7
Total notional market value of commodities contracts	100.0	—	100.0
(a)	Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 of the Notes to Consolidated Financial Statements.

4	Columbia Commodity Strategy Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At May 31, 2023, 77.44% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended May 31, 2023, Class A shares of Columbia Commodity Strategy Fund returned -22.59% excluding sales charges. The Fund slightly underperformed its benchmark, the Bloomberg Commodity Index Total Return, which returned -22.48% over the same period. The Fund accesses commodities markets via listed futures, using these commodities futures to position the Fund relative to the benchmark and to provide shareholders with total return.
Market overview
The commodity rally that began in 2021 and continued through the first half of 2022 tapered off in the second of half of 2022 and into 2023. Higher than normal inflation was a key driver behind the strong performance from commodities, and those numbers began to cool off from the highs reached in previous years. Lower trending inflation, combined with additional time to shore up supply chain issues that remained from the initial challenges of the COVID-19 pandemic, led to a decline in commodity prices overall. Although Russia’s invasion of Ukraine has continued, the concerns over distribution of agricultural products from Ukraine has subsided. The restriction on port activity from Ukraine took place from March – August 2022, after which Ukraine, Russia, Turkey and the United Nations signed the Black Sea Grain Initiative. The Black Sea routes were reopened, and exports of corn and wheat from Ukraine returned to seasonal average levels. One question that remains crucial to future commodity prices is how quickly China will continue its reopening policy following its zero-COVID-19 lockdown. China’s lockdown led to a significant cut in demand for metals and energy, as a large amount of the country’s real estate development projects were put on hold and travel throughout China was stalled. A successful reopening from China could lead to a bump in demand across various commodity sectors, providing a catalyst to balance supply and demand effects.
Most commodity subsectors posted negative returns for the year ending May 31, 2023, with energy and industrial metals lagging substantially. Within energy, natural gas was a major laggard, driven primarily by a reduction in demand needed to heat homes as a result of a mild winter. Industrial metals were negatively affected by China’s zero-COVID-19 lockdown that led to a halt in production within Chinese real estate, which in turn drove down demand for most industrial metals. Agriculture overall posted negative returns, but within the sector individual commodities such as sugar, cocoa and coffee returned positively for the period. Precious metals posted positive returns during the period, led by strong returns from gold which accounts for a large percentage of the precious metal exposure in the benchmark. Livestock was another positive returning subsector overall, led by the performance of live cattle, though lean hogs lagged in performance.
The Fund’s notable detractors during the period
•	On a subsector level, grains, softs (commodities that are grown versus mined), livestock and industrial metals were all detractors for the Fund versus its benchmark during the period.
•	Within grains, corn, soybean and soybean meal were the largest detracting commodities for the Fund, driven primarily by security selection.
•	The Fund was overweight in zinc versus the benchmark, which detracted overall from relative performance.
•	Within energy, brent crude oil was the single largest detractor, driven by an overweight relative to the benchmark.
The Fund’s notable contributors during the period
•	Both the energy and precious metals subsectors contributed positively to the Fund’s performance relative to the benchmark during the period.
•	Within energy, natural gas was the single largest contributing commodity for the Fund, driven primarily by curve positioning as compared to the benchmark.
Columbia Commodity Strategy Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Within precious metals, gold was the highest contributing commodity for the Fund due to strong security selection.
•	Within grains, both wheat and soybean oil contributed positively to Fund performance relative to its benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Commodity investments may be affected by the overall market and industry- and commodity-specific factors, and may be more volatile and less liquid than other investments. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Commodity Strategy Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	861.00	1,019.30	5.24	5.69	1.13
Advisor Class	1,000.00	1,000.00	862.90	1,020.54	4.09	4.43	0.88
Class C	1,000.00	1,000.00	858.10	1,015.56	8.71	9.45	1.88
Institutional Class	1,000.00	1,000.00	861.60	1,020.54	4.08	4.43	0.88
Institutional 2 Class	1,000.00	1,000.00	862.60	1,020.94	3.71	4.03	0.80
Institutional 3 Class	1,000.00	1,000.00	862.60	1,021.29	3.39	3.68	0.73
Class R	1,000.00	1,000.00	859.80	1,018.05	6.40	6.94	1.38
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Commodity Strategy Fund | Annual Report 2023	7

Consolidated Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 34.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACC Trust(a)
Series 2022-1 Class A
09/20/2024	1.190%	60,450	60,182
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2021-3 Class C
11/15/2027	0.980%	2,361,787	2,311,709
Subordinated Series 2022-2 Class C
06/13/2028	4.410%	3,000,000	2,947,542
AmeriCredit Automobile Receivables Trust
Series 2021-2 Class A3
12/18/2026	0.340%	1,923,313	1,878,241
Series 2021-3 Class A3
08/18/2026	0.760%	2,409,860	2,323,321
Amur Equipment Finance Receivables IX LLC(a)
Series 2021-1A Class A2
11/20/2026	0.750%	214,628	208,497
BMW Vehicle Lease Trust
Series 2021-1 Class A4
07/25/2024	0.370%	517,610	514,214
Subordinated Series 2022-1 Class A3
03/25/2025	1.100%	2,444,425	2,393,798
CarMax Auto Owner Trust
Series 2019-4 Class A3
11/15/2024	2.020%	233,763	232,669
Series 2021-4 Class A3
09/15/2026	0.560%	4,338,522	4,131,210
Series 2022-1 Class A2
02/18/2025	0.910%	557,256	553,315
CCG Receivables Trust(a)
Series 2021-2 Class A2
03/14/2029	0.540%	3,113,905	2,985,961
Dext ABS LLC(a)
Series 2023-1 Class A1
04/15/2024	5.680%	1,193,736	1,191,214
DLL Finance LLC(a)
Series 2023-1A Class A1
02/20/2024	5.014%	233,365	232,818
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class C
08/17/2026	2.280%	579,813	576,398
Subordinated Series 2021-1 Class C
06/15/2027	1.020%	1,070,474	1,053,047
DT Auto Owner Trust(a)
Series 2020-2A Class C
03/16/2026	3.280%	829,482	821,585
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2020-2A Class D
03/16/2026	4.730%	3,000,000	2,947,804
Series 2022-1A Class A
04/15/2026	1.580%	1,808,833	1,787,236
Series 2022-3A Class A
10/15/2026	6.050%	1,122,655	1,121,652
Subordinated Series 2019-3A Class E
08/17/2026	3.850%	950,000	938,595
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	760,352	743,703
Enterprise Fleet Financing LLC(a)
Series 2023-1 Class A1
03/20/2024	5.330%	573,447	572,461
Exeter Automobile Receivables Trust
Series 2023-1A Class A2
06/16/2025	5.610%	1,325,000	1,323,142
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	980,000	949,210
Exeter Automobile Receivables Trust(a)
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	2,332,219	2,278,442
FHF Trust(a)
Series 2021-1A Class A
03/15/2027	1.270%	356,438	342,226
Series 2021-2A Class A
12/15/2026	0.830%	470,162	452,920
Ford Credit Auto Lease Trust
Series 2021-B Class A3
10/15/2024	0.370%	1,914,070	1,897,878
Series 2022-A Class A3
05/15/2025	3.230%	3,665,000	3,608,541
Ford Credit Auto Owner Trust(a)
Series 2019-1 Class A
07/15/2030	3.520%	825,000	812,537
Ford Credit Auto Owner Trust
Series 2020-B Class A4
11/15/2025	0.790%	450,000	437,601
Series 2023-A Class A1
04/15/2024	5.028%	1,197,586	1,196,758
Ford Credit Floorplan Master Owner Trust
Series 2019-2 Class A
04/15/2026	3.060%	3,500,000	3,414,089
Series 2020-1 Class A1
09/15/2025	0.700%	955,000	941,131
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FREED ABS Trust(a)
Series 2022-4FP Class A
12/18/2029	6.490%	110,479	110,525
GLS Auto Receivables Issuer Trust(a)
Series 2022-2A Class A2
01/15/2026	3.550%	987,512	976,064
Subordinated Series 2020-3A Class C
05/15/2025	1.920%	584,312	581,542
GM Financial Automobile Leasing Trust
Subordinated Series 2021-1 Class C
02/20/2025	0.700%	530,000	526,522
GM Financial Consumer Automobile Receivables Trust
Series 2020-1 Class A4
03/17/2025	1.900%	300,000	297,369
Series 2021-2 Class A3
04/16/2026	0.510%	1,434,844	1,382,950
GreatAmerica Leasing Receivables(a)
Series 2023-1 Class A1
06/14/2024	5.519%	3,400,000	3,399,866
Harley-Davidson Motorcycle Trust
Series 2021-A Class A3
04/15/2026	0.370%	505,779	491,728
Honda Auto Receivables Owner Trust
Series 2020-2 Class A4
10/15/2026	1.090%	900,000	883,955
JPMorgan Chase Bank NA(a)
Subordinated Series 2021-2 Class C
12/26/2028	0.969%	1,358,754	1,307,567
Kubota Credit Owner Trust(a)
Series 2023-1A Class A1
03/15/2024	5.292%	1,870,302	1,867,781
Lendbuzz Securitization Trust(a)
Series 2021-1A Class A
06/15/2026	1.460%	165,421	158,272
LendingPoint Asset Securitization Trust(a)
Series 2020-REV1 Class A
10/15/2028	2.731%	807,408	801,745
Series 2022-A Class A
06/15/2029	1.680%	47,788	47,683
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	105,052	102,384
Mercedes-Benz Auto Receivables Trust
Series 2020-1 Class A4
10/15/2026	0.770%	250,000	239,669
Nissan Auto Lease Trust
Series 2021-A Class A3
08/15/2024	0.520%	685,359	678,820
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Oportun Issuance Trust(a)
Series 2022-3 Class A
01/08/2030	7.451%	362,109	362,775
Pagaya AI Debt Selection Trust(a)
Series 2021-1 Class A
11/15/2027	1.180%	184,339	183,438
Series 2021-5 Class A
08/15/2029	1.530%	139,333	136,435
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	2,540,481	2,488,451
Series 2022-2 Class A3
10/15/2026	2.980%	2,138,500	2,113,892
Series 2022-3 Class A3
12/15/2026	3.400%	4,024,000	3,966,179
Series 2022-4 Class A2
07/15/2025	4.050%	225,853	225,468
Subordinated Series 2019-2 Class D
07/15/2025	3.220%	111,501	111,103
Subordinated Series 2020-4 Class C
01/15/2026	1.010%	152,491	151,597
Santander Retail Auto Lease Trust(a)
Series 2021-A Class A3
07/22/2024	0.510%	276,903	272,776
Theorem Funding Trust(a)
Series 2021-1A Class A
12/15/2027	1.210%	74,858	74,067
Toyota Auto Loan Extended Note Trust(a)
Series 2019-1A Class A
11/25/2031	2.560%	4,075,000	3,953,483
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%	170,488	161,717
Upstart Securitization Trust(a)
Series 2021-3 Class A
07/20/2031	0.830%	327,059	322,826
Verizon Master Trust
Series 2021-1 Class A
05/20/2027	0.500%	3,500,000	3,330,066
Volkswagen Auto Loan Enhanced Trust
Series 2020-1 Class A4
08/20/2026	1.260%	1,500,000	1,463,086
Westlake Automobile Receivables Trust(a)
Series 2022-1A Class A2A
12/16/2024	1.970%	72,630	72,240
Series 2022-3A Class A2
07/15/2025	5.240%	1,025,000	1,021,234

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2023	9

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2023-2A Class A1
03/15/2024	5.266%	613,222	612,695
Subordinated Series 2019-3A Class D
11/15/2024	2.720%	534,537	533,381
Subordinated Series 2021-2A Class B
07/15/2026	0.620%	2,081,000	2,042,792
World Omni Automobile Lease Securitization Trust
Series 2022-A Class A2
10/15/2024	2.630%	1,018,438	1,008,736
World Omni Select Auto Trust
Series 2021-A Class A3
03/15/2027	0.530%	991,277	962,003
Total Asset-Backed Securities — Non-Agency (Cost $89,686,221)			89,606,529

Commercial Mortgage-Backed Securities - Non-Agency 4.2%

Commercial Mortgage Trust
Series 2014-CR16 Class A4
04/10/2047	4.051%	2,850,000	2,784,616
GS Mortgage Securities Corp. Trust(a),(b)
Series 2022-SHIP Class A
1-month Term SOFR + 0.731% Floor 0.731% 08/15/2036	5.790%	800,000	793,844
GS Mortgage Securities Trust(c)
Series 2013-GC13 Class A5
07/10/2046	3.974%	1,332,262	1,329,210
GS Mortgage Securities Trust
Series 2013-GC14 Class A5
08/10/2046	4.243%	834,974	833,118
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 Class A5
02/15/2047	4.079%	1,500,000	1,478,040
JPMorgan Chase Commercial Mortgage Securities Trust
Subordinated Series 2013-C16 Class AS
12/14/2046	4.517%	1,425,000	1,406,604
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13 Class A4
11/15/2046	4.039%	2,165,000	2,137,074
WFRBS Commercial Mortgage Trust
Series 2013-C18 Class ASB
12/15/2046	3.676%	109,918	109,133
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $10,851,471)			10,871,639

Corporate Bonds & Notes 42.0%

Aerospace & Defense 1.5%
BAE Systems Holdings, Inc.(a)
12/15/2025	3.850%	721,000	695,422
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boeing Co. (The)
05/01/2025	4.875%	1,110,000	1,101,367
Harris Corp.
04/27/2025	3.832%	1,076,000	1,046,215
United Technologies Corp.
08/16/2025	3.950%	1,150,000	1,129,134
Total			3,972,138
Automotive 0.7%
Daimler Trucks Finance North America LLC(a),(b)
SOFR + 1.000% 04/05/2024	6.060%	1,125,000	1,126,543
Toyota Motor Credit Corp.
06/14/2024	0.500%	625,000	593,517
Total			1,720,060
Banking 13.3%
American Express Co.(b)
3-month USD LIBOR + 0.750% 08/03/2023	6.052%	1,215,000	1,215,140
Bank of America Corp.(b)
SOFR + 1.100% 04/25/2025	6.160%	1,500,000	1,501,930
Bank of Montreal
12/12/2024	5.200%	1,325,000	1,319,135
Bank of New York Mellon Corp. (The)(b)
SOFR + 0.260% 04/26/2024	5.320%	1,307,000	1,301,820
Bank of Nova Scotia (The)(b)
SOFR + 0.380% 07/31/2024	5.440%	1,325,000	1,318,168
BBVA USA
08/27/2024	2.500%	1,100,000	1,053,987
Canadian Imperial Bank of Commerce(b)
3-month USD LIBOR + 0.660% 09/13/2023	5.814%	1,300,000	1,300,830
Citigroup, Inc.(d)
04/24/2025	3.352%	1,915,000	1,872,956
Commonwealth Bank of Australia(a),(b)
3-month USD LIBOR + 0.820% 06/04/2024	5.806%	1,115,000	1,120,063
Cooperatieve Rabobank UA(b)
SOFR + 0.300% 01/12/2024	5.360%	1,125,000	1,123,324
Credit Suisse AG
08/09/2024	4.750%	1,100,000	1,071,322
Discover Bank
09/12/2024	2.450%	1,000,000	945,288

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The)(b)
3-month USD LIBOR + 1.600% 11/29/2023	7.063%	2,000,000	2,007,247
HSBC Holdings PLC(d)
08/17/2024	0.732%	1,150,000	1,135,985
JPMorgan Chase & Co.(d)
12/15/2025	5.546%	2,175,000	2,177,857
Morgan Stanley(d)
10/21/2025	1.164%	1,800,000	1,681,735
National Australia Bank Ltd.
11/22/2024	5.132%	1,035,000	1,037,181
Royal Bank of Canada(b)
3-month USD LIBOR + 0.660% 10/05/2023	5.883%	1,120,000	1,120,139
Skandinaviska Enskilda Banken AB(a),(b)
3-month USD LIBOR + 0.320% 09/01/2023	5.282%	1,125,000	1,123,738
State Street Corp.(d)
12/03/2024	3.776%	1,120,000	1,110,095
Svenska Handelsbanken AB(a)
06/10/2025	3.650%	285,000	274,921
Toronto-Dominion Bank (The)(b)
SOFR + 0.910% 03/08/2024	5.970%	1,200,000	1,201,319
Truist Bank(b)
SOFR + 0.200% 01/17/2024	5.260%	1,200,000	1,185,805
UBS Group AG(a),(d)
08/05/2025	4.490%	1,100,000	1,075,372
US Bancorp
07/30/2024	2.400%	1,165,000	1,119,972
Wells Fargo & Co.(d)
05/19/2025	0.805%	1,925,000	1,834,835
Westpac Banking Corp.(b)
3-month USD LIBOR + 0.770% 02/26/2024	6.194%	1,275,000	1,276,168
Total			34,506,332
Cable and Satellite 0.8%
Charter Communications Operating LLC/Capital(b)
3-month USD LIBOR + 1.650% 02/01/2024	6.949%	1,025,000	1,027,356
Comcast Corp.
10/15/2025	3.950%	1,150,000	1,130,521
Total			2,157,877
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.4%
DuPont de Nemours, Inc.(b)
3-month USD LIBOR + 1.110% 11/15/2023	6.431%	1,100,000	1,102,421
Construction Machinery 0.9%
Caterpillar Financial Services Corp.
05/15/2025	1.450%	1,200,000	1,125,627
John Deere Capital Corp.
03/03/2025	5.150%	1,100,000	1,107,244
Total			2,232,871
Consumer Products 0.4%
Kenvue, Inc.(a)
03/22/2025	5.500%	900,000	908,771
Diversified Manufacturing 0.8%
Carrier Global Corp.
02/15/2025	2.242%	1,181,000	1,119,378
Siemens Financieringsmaatschappij NV(a)
05/27/2025	3.250%	1,000,000	969,118
Total			2,088,496
Electric 2.5%
CenterPoint Energy, Inc.(b)
SOFR + 0.650% 05/13/2024	5.710%	629,000	626,860
Consumers Energy Co.
08/15/2023	3.375%	425,000	422,929
DTE Energy Co.
11/01/2024	4.220%	1,125,000	1,106,077
Duke Energy Corp.(b)
SOFR + 0.250% 06/10/2023	5.310%	1,025,000	1,024,925
Eversource Energy(b)
SOFR + 0.250% 08/15/2023	5.310%	475,000	474,585
Mississippi Power Co.(b)
SOFR + 0.300% 06/28/2024	5.360%	450,000	445,646
NextEra Energy Capital Holdings, Inc.
03/01/2025	6.051%	915,000	925,506
Public Service Enterprise Group, Inc.
11/08/2023	0.841%	300,000	293,910
WEC Energy Group, Inc.
09/27/2025	5.000%	1,100,000	1,100,884

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2023	11

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Xcel Energy, Inc.
06/01/2025	3.300%	65,000	62,655
Total			6,483,977
Food and Beverage 1.3%
Bacardi Ltd.(a)
05/15/2025	4.450%	1,150,000	1,125,796
Mondelez International, Inc.
05/04/2025	1.500%	1,200,000	1,125,880
Tyson Foods, Inc.
08/15/2024	3.950%	1,100,000	1,082,109
Total			3,333,785
Health Care 2.5%
Becton Dickinson and Co.
06/06/2024	3.363%	1,150,000	1,125,687
Cigna Corp.
11/15/2025	4.125%	1,000,000	979,370
CVS Health Corp.
07/20/2025	3.875%	1,150,000	1,125,331
GE Healthcare Holding LLC(a)
11/15/2024	5.550%	1,136,000	1,135,456
HCA, Inc.
02/01/2025	5.375%	1,075,000	1,067,825
Thermo Fisher Scientific, Inc.
10/18/2024	1.215%	1,175,000	1,114,445
Total			6,548,114
Healthcare Insurance 0.9%
UnitedHealth Group, Inc.
07/15/2025	3.750%	1,250,000	1,225,386
Wellpoint, Inc.
08/15/2024	3.500%	1,125,000	1,099,715
Total			2,325,101
Independent Energy 0.7%
Pioneer Natural Resources Co.
03/29/2026	5.100%	885,000	885,048
Woodside Finance Ltd.(a)
03/05/2025	3.650%	1,000,000	968,433
Total			1,853,481
Integrated Energy 0.7%
Chevron USA, Inc.(b)
3-month USD LIBOR + 0.200% 08/11/2023	5.539%	575,000	575,190
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Shell International Finance BV(b)
3-month USD LIBOR + 0.400% 11/13/2023	5.721%	1,174,000	1,175,146
Total			1,750,336
Life Insurance 2.0%
CoreBridge Financial, Inc.(a)
04/04/2025	3.500%	1,150,000	1,097,454
Five Corners Funding Trust(a)
11/15/2023	4.419%	1,150,000	1,141,940
Metropolitan Life Global Funding I(a)
09/27/2024	0.700%	1,200,000	1,126,012
New York Life Global Funding(a)
04/10/2024	2.875%	1,150,000	1,124,800
Principal Life Global Funding II(a)
06/23/2025	1.250%	817,000	749,642
Total			5,239,848
Media and Entertainment 0.9%
Walt Disney Co. (The)
09/15/2024	3.700%	1,125,000	1,105,232
Warnermedia Holdings, Inc.(b)
SOFR + 1.780% 03/15/2024	6.840%	1,100,000	1,100,237
Total			2,205,469
Midstream 2.3%
Enable Midstream Partners LP
05/15/2024	3.900%	800,000	784,971
Enbridge, Inc.
02/16/2024	2.150%	1,000,000	974,002
Enterprise Products Operating LLC
02/15/2024	3.900%	900,000	888,921
Kinder Morgan Energy Partners LP
02/01/2024	4.150%	890,000	879,801
05/01/2024	4.300%	250,000	246,653
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	1,150,000	1,130,205
Williams Companies, Inc. (The)
09/15/2025	4.000%	1,150,000	1,117,489
Total			6,022,042
Natural Gas 0.4%
NiSource, Inc.
08/15/2025	0.950%	1,225,000	1,116,971
Pharmaceuticals 2.9%
AbbVie, Inc.
03/15/2025	3.800%	1,150,000	1,124,585

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Amgen, Inc.
05/01/2025	3.125%	1,160,000	1,119,094
Astrazeneca Finance LLC
05/28/2024	0.700%	1,175,000	1,122,143
Bristol-Myers Squibb Co.
11/13/2023	0.537%	1,150,000	1,125,237
Gilead Sciences, Inc.
02/01/2025	3.500%	1,100,000	1,071,760
Pfizer Investment Enterprises Pte., Ltd.
05/19/2026	4.450%	1,500,000	1,492,447
Roche Holdings, Inc.(a),(b)
SOFR + 0.330% 09/11/2023	5.390%	545,000	544,708
Total			7,599,974
Property & Casualty 0.8%
Chubb INA Holdings, Inc.
03/15/2025	3.150%	1,125,000	1,092,516
Loews Corp.
04/01/2026	3.750%	1,050,000	1,026,335
Total			2,118,851
Railroads 0.9%
CSX Corp.
11/01/2025	3.350%	1,175,000	1,133,087
Union Pacific Corp.
01/15/2025	3.250%	1,125,000	1,094,375
Total			2,227,462
Retailers 0.5%
Lowe’s Companies, Inc.
09/08/2025	4.400%	1,250,000	1,237,088
Technology 2.0%
Broadcom, Inc.
11/15/2025	3.150%	1,160,000	1,106,357
International Business Machines Corp.
02/12/2024	3.625%	1,125,000	1,110,370
Microchip Technology, Inc.
02/15/2024	0.972%	1,100,000	1,061,914
NXP BV/Funding LLC/USA, Inc.
05/01/2025	2.700%	851,000	808,213
Oracle Corp.
04/01/2025	2.500%	1,150,000	1,096,593
Total			5,183,447
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.2%
ERAC USA Finance LLC(a)
11/01/2023	2.700%	550,000	542,091
Wireless 0.8%
American Tower Corp.
01/15/2025	2.950%	1,100,000	1,056,555
T-Mobile USA, Inc.
04/15/2025	3.500%	1,125,000	1,090,929
Total			2,147,484
Wirelines 0.9%
AT&T, Inc.(b)
3-month USD LIBOR + 1.180% 06/12/2024	6.334%	1,190,000	1,200,034
Verizon Communications, Inc.(b)
SOFR + 0.500% 03/22/2024	5.560%	1,225,000	1,224,022
Total			2,424,056
Total Corporate Bonds & Notes (Cost $109,637,059)			109,048,543

Foreign Government Obligations(e) 0.8%

Canada 0.8%
Province of Ontario
01/29/2024	3.050%	1,150,000	1,132,519
Province of Quebec
10/16/2024	2.875%	1,150,000	1,118,578
Total			2,251,097
Total Foreign Government Obligations (Cost $2,262,607)			2,251,097

Residential Mortgage-Backed Securities - Non-Agency 2.6%

Bellemeade Re Ltd.(a),(b)
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	5.973%	955,011	945,322
CFMT LLC(a),(c)
CMO Series 2021-EBO1 Class A
11/25/2050	0.985%	371,402	349,876
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R02 Class 2M1
30-day Average SOFR + 1.200% 01/25/2042	6.173%	1,786,530	1,775,449
CMO Series 2022-R05 Class 2M1
30-day Average SOFR + 1.900% 04/25/2042	6.873%	580,185	581,396

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2023	13

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	528,703	480,148
Towd Point Mortgage Trust(a),(c)
CMO Series 2021-SJ2 Class A1A
12/25/2061	2.250%	834,802	760,053
VCAT LLC(a),(c)
CMO Series 2021-NPL4 Class A1
08/25/2051	1.868%	1,291,222	1,185,853
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	734,264	668,154
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $7,082,531)			6,746,251

U.S. Government & Agency Obligations 0.8%

Federal Farm Credit Banks Funding Corp.(b)
SOFR + 0.040% 02/09/2024	5.100%	1,050,000	1,049,158
Federal Home Loan Banks(b)
SOFR + 0.050% 07/24/2023	5.110%	1,200,000	1,199,640
Total U.S. Government & Agency Obligations (Cost $2,249,987)			2,248,798

U.S. Treasury Obligations 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
10/31/2023	0.375%	2,300,000	2,252,922
Total U.S. Treasury Obligations (Cost $2,255,313)			2,252,922

Money Market Funds 37.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(f),(g)	98,474,416	98,425,179
Total Money Market Funds (Cost $98,435,310)		98,425,179
Total Investments in Securities (Cost: $322,460,499)		321,450,958
Other Assets & Liabilities, Net		(61,689,379)
Net Assets		259,761,579

At May 31, 2023, securities and/or cash totaling $32,387,121 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	100	07/2023	USD	7,249,000	—	(357,548)
Brent Crude	55	09/2023	USD	3,955,600	—	(450,273)
Brent Crude	111	11/2023	USD	7,919,850	—	(963,407)
Brent Crude	56	01/2024	USD	3,965,920	—	(172,570)
Cocoa	12	09/2023	USD	362,280	536	—
Coffee	8	07/2023	USD	535,950	—	(20,916)
Coffee	28	09/2023	USD	1,846,425	—	(62,100)
Coffee	57	12/2023	USD	3,710,700	—	(207,857)
Coffee	29	03/2024	USD	1,884,094	—	(85,092)
Copper	19	07/2023	USD	1,727,575	—	(57,063)
Copper	30	09/2023	USD	2,740,125	—	(312,973)
Copper	61	12/2023	USD	5,601,325	—	(487,352)
Copper	30	03/2024	USD	2,765,625	—	(123,914)
Corn	176	07/2023	USD	5,227,200	—	(100,594)
Corn	114	09/2023	USD	2,942,625	—	(325,343)
Corn	225	12/2023	USD	5,869,688	—	(239,269)
Corn	103	03/2024	USD	2,735,938	16,653	—
Corn	7	03/2024	USD	185,938	—	(652)
Cotton	23	07/2023	USD	960,020	14,906	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Cotton	65	12/2023	USD	2,582,775	—	(87,392)
Cotton	21	03/2024	USD	835,380	—	(11,933)
Feeder Cattle	10	08/2023	USD	1,195,875	6,846	—
Gas Oil	27	07/2023	USD	1,773,225	—	(169,285)
Gas Oil	19	09/2023	USD	1,252,100	—	(205,045)
Gas Oil	19	11/2023	USD	1,253,525	—	(106,042)
Gas Oil	39	01/2024	USD	2,556,450	—	(118,372)
Gold 100 oz.	46	08/2023	USD	9,117,660	—	(62,034)
Gold 100 oz.	100	12/2023	USD	20,204,000	721,287	—
Gold 100 oz.	32	12/2023	USD	6,465,280	—	(109,733)
Gold 100 oz.	43	02/2024	USD	8,767,270	—	(296,603)
Lead	77	07/2023	USD	3,876,950	—	(152,859)
Lead	10	09/2023	USD	503,438	—	(31,327)
Lead	10	11/2023	USD	504,188	—	(26,071)
Lead	20	01/2024	USD	1,010,125	—	(62,372)
Lean Hogs	62	07/2023	USD	2,066,460	—	(69,500)
Lean Hogs	31	10/2023	USD	932,480	—	(136,733)
Lean Hogs	63	12/2023	USD	1,827,630	—	(135,467)
Lean Hogs	30	02/2024	USD	930,900	—	(24,517)
Live Cattle	33	08/2023	USD	2,213,310	93,282	—
Live Cattle	29	10/2023	USD	1,992,590	82,938	—
Live Cattle	57	12/2023	USD	4,000,260	92,421	—
Live Cattle	28	02/2024	USD	2,009,560	61,962	—
Natural Gas	133	06/2023	USD	3,013,780	—	(535,281)
Natural Gas	132	08/2023	USD	3,112,560	—	(524,669)
Natural Gas	107	10/2023	USD	3,130,820	—	(268,614)
Natural Gas	172	12/2023	USD	6,298,640	—	(217,985)
Nickel	3	07/2023	USD	368,964	—	(143,184)
Nickel	9	09/2023	USD	1,114,398	—	(361,553)
Nickel	9	11/2023	USD	1,122,552	—	(175,136)
Nickel	19	01/2024	USD	2,389,326	—	(293,355)
NY Harbor ULSD Heat Oil	21	06/2023	USD	1,985,294	—	(181,529)
NY Harbor ULSD Heat Oil	10	08/2023	USD	950,082	—	(156,402)
NY Harbor ULSD Heat Oil	10	10/2023	USD	953,736	—	(79,460)
NY Harbor ULSD Heat Oil	20	12/2023	USD	1,907,724	—	(121,918)
Primary Aluminum	21	07/2023	USD	1,180,463	—	(96,985)
Primary Aluminum	40	09/2023	USD	2,254,480	—	(287,891)
Primary Aluminum	40	11/2023	USD	2,275,000	—	(135,758)
Primary Aluminum	79	01/2024	USD	4,537,523	—	(121,690)
RBOB Gasoline	29	06/2023	USD	2,976,548	26,849	—
RBOB Gasoline	15	08/2023	USD	1,454,292	—	(96,191)
RBOB Gasoline	17	10/2023	USD	1,466,270	—	(97,674)
RBOB Gasoline	34	12/2023	USD	2,853,572	—	(140,752)
Silver	2	07/2023	USD	235,870	7,630	—
Silver	21	07/2023	USD	2,476,635	—	(104,821)
Silver	1	09/2023	USD	119,030	3,964	—
Silver	20	09/2023	USD	2,380,600	—	(66,912)
Silver	42	12/2023	USD	5,068,350	—	(384,941)
Silver	21	03/2024	USD	2,566,410	—	(184,942)
Soybean	95	07/2023	USD	6,173,813	—	(524,590)
Soybean	103	11/2023	USD	5,904,475	—	(846,095)
Soybean	102	01/2024	USD	5,900,700	—	(561,426)
Soybean Meal	155	07/2023	USD	6,097,700	—	(370,781)
Soybean Meal	93	12/2023	USD	3,394,500	—	(442,730)
Soybean Meal	94	01/2024	USD	3,412,200	—	(298,646)
Soybean Oil	72	07/2023	USD	1,995,840	—	(270,520)
Soybean Oil	105	12/2023	USD	2,907,450	—	(441,488)
Soybean Oil	105	01/2024	USD	2,907,450	—	(308,874)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2023	15

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Sugar #11	91	06/2023	USD	2,554,115	235,968	—
Sugar #11	45	09/2023	USD	1,246,896	144,721	—
Sugar #11	24	09/2023	USD	665,011	—	(30,813)
Sugar #11	81	02/2024	USD	2,220,826	56,919	—
Sugar #11	129	02/2024	USD	3,536,870	—	(122,452)
Wheat	43	07/2023	USD	1,699,575	—	(121,913)
Wheat	31	07/2023	USD	921,088	—	(176,634)
Wheat	10	09/2023	USD	392,625	1,591	—
Wheat	15	09/2023	USD	588,938	—	(57,489)
Wheat	44	09/2023	USD	1,337,600	—	(247,643)
Wheat	51	12/2023	USD	1,991,550	—	(79,376)
Wheat	86	12/2023	USD	2,695,025	—	(253,255)
Wheat	26	03/2024	USD	1,007,500	—	(63,759)
Wheat	42	03/2024	USD	1,348,200	—	(78,848)
WTI Crude	112	06/2023	USD	7,626,080	—	(745,631)
WTI Crude	63	08/2023	USD	4,292,820	—	(529,475)
WTI Crude	63	10/2023	USD	4,261,320	—	(414,681)
WTI Crude	128	12/2023	USD	8,581,120	—	(572,785)
Zinc	34	07/2023	USD	1,907,188	—	(328,340)
Zinc	23	09/2023	USD	1,294,038	—	(494,509)
Zinc	23	11/2023	USD	1,295,763	—	(303,192)
Zinc	45	01/2024	USD	2,539,688	—	(454,239)
Total					1,568,473	(19,690,035)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(179)	09/2023	USD	(36,843,235)	16,357	—
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2023, the total value of these securities amounted to $66,250,747, which represents 25.50% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2023.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2023.
(d)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2023.
(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	The rate shown is the seven-day current annualized yield at May 31, 2023.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	230,547,183	502,189,834	(634,302,942)	(8,896)	98,425,179	(45,078)	3,080,315	98,474,416
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Annual Report 2023

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	89,606,529	—	89,606,529
Commercial Mortgage-Backed Securities - Non-Agency	—	10,871,639	—	10,871,639
Corporate Bonds & Notes	—	109,048,543	—	109,048,543
Foreign Government Obligations	—	2,251,097	—	2,251,097
Residential Mortgage-Backed Securities - Non-Agency	—	6,746,251	—	6,746,251
U.S. Government & Agency Obligations	—	2,248,798	—	2,248,798
U.S. Treasury Obligations	—	2,252,922	—	2,252,922
Money Market Funds	98,425,179	—	—	98,425,179
Total Investments in Securities	98,425,179	223,025,779	—	321,450,958
Investments in Derivatives
Asset
Futures Contracts	1,584,830	—	—	1,584,830
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2023	17

Consolidated Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Futures Contracts	(19,690,035)	—	—	(19,690,035)
Total	80,319,974	223,025,779	—	303,345,753
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Columbia Commodity Strategy Fund | Annual Report 2023

Consolidated Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $224,025,189)	$223,025,779
Affiliated issuers (cost $98,435,310)	98,425,179
Cash	45,072,517
Margin deposits on:
Futures contracts	32,387,121
Receivable for:
Investments sold	187,805
Capital shares sold	54,706
Dividends	577,100
Interest	969,266
Foreign tax reclaims	11,197
Variation margin for futures contracts	1,076,116
Prepaid expenses	5,288
Total assets	401,792,074
Liabilities
Payable for:
Investments purchased	2,110,118
Capital shares purchased	136,396,953
Variation margin for futures contracts	3,415,160
Management services fees	6,890
Distribution and/or service fees	280
Transfer agent fees	12,951
Compensation of board members	53,914
Other expenses	34,229
Total liabilities	142,030,495
Net assets applicable to outstanding capital stock	$259,761,579
Represented by
Paid in capital	522,989,812
Total distributable earnings (loss)	(263,228,233)
Total - representing net assets applicable to outstanding capital stock	$259,761,579
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2023	19

Consolidated Statement of Assets and Liabilities  (continued)
May 31, 2023
Class A
Net assets	$20,036,927
Shares outstanding	2,365,633
Net asset value per share	$8.47
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.99
Advisor Class
Net assets	$13,225,773
Shares outstanding	1,455,675
Net asset value per share	$9.09
Class C
Net assets	$4,034,556
Shares outstanding	566,569
Net asset value per share	$7.12
Institutional Class
Net assets	$18,972,784
Shares outstanding	2,133,150
Net asset value per share	$8.89
Institutional 2 Class
Net assets	$8,575,564
Shares outstanding	928,313
Net asset value per share	$9.24
Institutional 3 Class
Net assets	$192,743,858
Shares outstanding	20,474,585
Net asset value per share	$9.41
Class R
Net assets	$2,172,117
Shares outstanding	270,474
Net asset value per share	$8.03
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Columbia Commodity Strategy Fund | Annual Report 2023

Consolidated Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — affiliated issuers	$3,080,315
Interest	5,797,110
Interfund lending	2,743
Foreign taxes withheld	(354)
Total income	8,879,814
Expenses:
Management services fees	1,998,710
Distribution and/or service fees
Class A	65,939
Class C	51,861
Class R	12,022
Transfer agent fees
Class A	37,105
Advisor Class	26,088
Class C	7,313
Institutional Class	64,948
Institutional 2 Class	6,730
Institutional 3 Class	12,581
Class R	3,403
Compensation of board members	20,263
Custodian fees	21,457
Printing and postage fees	36,416
Registration fees	133,627
Accounting services fees	40,290
Legal fees	16,659
Compensation of chief compliance officer	34
Other	19,554
Total expenses	2,575,000
Expense reduction	(20)
Total net expenses	2,574,980
Net investment income	6,304,834
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,381,522)
Investments — affiliated issuers	(45,078)
Futures contracts	(70,143,141)
Swap contracts	445,812
Net realized loss	(71,123,929)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	903,200
Investments — affiliated issuers	(8,896)
Futures contracts	(42,052,788)
Swap contracts	24,955
Net change in unrealized appreciation (depreciation)	(41,133,529)
Net realized and unrealized loss	(112,257,458)
Net decrease in net assets resulting from operations	$(105,952,624)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2023	21

Consolidated Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income (loss)	$6,304,834	$(1,447,231)
Net realized gain (loss)	(71,123,929)	194,142,110
Net change in unrealized appreciation (depreciation)	(41,133,529)	(7,499,396)
Net increase (decrease) in net assets resulting from operations	(105,952,624)	185,195,483
Distributions to shareholders
Net investment income and net realized gains
Class A	(13,091,140)	(1,367,093)
Advisor Class	(6,087,308)	(907,105)
Class C	(2,316,643)	(526,987)
Institutional Class	(12,482,584)	(3,725,492)
Institutional 2 Class	(5,768,737)	(2,514,889)
Institutional 3 Class	(43,069,997)	(123,791,658)
Class R	(1,311,006)	(244,620)
Total distributions to shareholders	(84,127,415)	(133,077,844)
Increase (decrease) in net assets from capital stock activity	16,082,060	(45,107,803)
Total increase (decrease) in net assets	(173,997,979)	7,009,836
Net assets at beginning of year	433,759,558	426,749,722
Net assets at end of year	$259,761,579	$433,759,558
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Columbia Commodity Strategy Fund | Annual Report 2023

Consolidated Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,190,286	19,404,883	1,912,684	37,475,133
Distributions reinvested	1,372,544	12,984,269	86,880	1,356,192
Redemptions	(1,672,213)	(24,152,784)	(656,974)	(13,269,279)
Net increase	890,617	8,236,368	1,342,590	25,562,046
Advisor Class
Subscriptions	1,630,630	23,492,853	1,152,473	25,273,477
Distributions reinvested	594,517	6,022,454	53,518	865,391
Redemptions	(1,986,456)	(31,559,191)	(155,727)	(3,403,112)
Net increase (decrease)	238,691	(2,043,884)	1,050,264	22,735,756
Class C
Subscriptions	281,127	3,325,844	239,505	4,580,503
Distributions reinvested	290,217	2,315,930	36,641	526,525
Redemptions	(290,334)	(3,646,121)	(26,158)	(499,293)
Net increase	281,010	1,995,653	249,988	4,607,735
Institutional Class
Subscriptions	3,126,495	41,353,583	4,641,966	91,175,164
Distributions reinvested	1,243,568	12,336,201	232,754	3,724,071
Redemptions	(6,547,667)	(103,674,723)	(629,517)	(13,227,370)
Net increase (decrease)	(2,177,604)	(49,984,939)	4,245,203	81,671,865
Institutional 2 Class
Subscriptions	404,062	5,024,414	456,720	9,921,132
Distributions reinvested	560,000	5,768,006	154,164	2,514,419
Redemptions	(796,411)	(10,668,390)	(754,802)	(15,768,236)
Net increase (decrease)	167,651	124,030	(143,918)	(3,332,685)
Institutional 3 Class
Subscriptions	27,437,309	298,268,124	33,008,655	694,995,472
Distributions reinvested	4,102,610	43,036,376	7,516,160	123,791,160
Redemptions	(21,922,485)	(285,164,246)	(48,212,582)	(996,632,284)
Net increase (decrease)	9,617,434	56,140,254	(7,687,767)	(177,845,652)
Class R
Subscriptions	98,876	1,416,624	81,715	1,583,080
Distributions reinvested	145,915	1,310,314	16,054	244,173
Redemptions	(90,012)	(1,112,360)	(16,937)	(334,121)
Net increase	154,779	1,614,578	80,832	1,493,132
Total net increase (decrease)	9,172,578	16,082,060	(862,808)	(45,107,803)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2023	23

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$21.90	0.21	(4.16)	(3.95)	(9.48)	(9.48)
Year Ended 5/31/2022	$20.69	(0.12)	7.43	7.31	(6.10)	(6.10)
Year Ended 5/31/2021(e)	$13.99	(0.18)	6.90	6.72	(0.02)	(0.02)
Year Ended 5/31/2020(e)	$16.67	0.12	(2.64)	(2.52)	(0.16)	(0.16)
Year Ended 5/31/2019(e)	$23.03	0.24	(3.60)	(3.36)	(3.00)	(3.00)
Advisor Class
Year Ended 5/31/2023	$22.71	0.25	(4.34)	(4.09)	(9.53)	(9.53)
Year Ended 5/31/2022	$21.22	(0.08)	7.70	7.62	(6.13)	(6.13)
Year Ended 5/31/2021(e)	$14.32	(0.11)	7.03	6.92	(0.02)	(0.02)
Year Ended 5/31/2020(e)	$17.05	0.16	(2.69)	(2.53)	(0.20)	(0.20)
Year Ended 5/31/2019(e)	$23.49	0.28	(3.64)	(3.36)	(3.08)	(3.08)
Class C
Year Ended 5/31/2023	$20.09	0.10	(3.75)	(3.65)	(9.32)	(9.32)
Year Ended 5/31/2022	$19.53	(0.26)	6.86	6.60	(6.04)	(6.04)
Year Ended 5/31/2021(e)	$13.30	(0.30)	6.54	6.24	(0.01)	(0.01)
Year Ended 5/31/2020(e)	$15.84	(0.00)(f)	(2.54)	(2.54)	(0.00)(f)	(0.00)(f)
Year Ended 5/31/2019(e)	$22.03	0.08	(3.43)	(3.35)	(2.84)	(2.84)
Institutional Class
Year Ended 5/31/2023	$22.47	0.24	(4.29)	(4.05)	(9.53)	(9.53)
Year Ended 5/31/2022	$21.05	(0.05)	7.59	7.54	(6.12)	(6.12)
Year Ended 5/31/2021(e)	$14.20	(0.15)	7.02	6.87	(0.02)	(0.02)
Year Ended 5/31/2020(e)	$16.91	0.20	(2.71)	(2.51)	(0.20)	(0.20)
Year Ended 5/31/2019(e)	$23.32	0.28	(3.61)	(3.33)	(3.08)	(3.08)
Institutional 2 Class
Year Ended 5/31/2023	$22.92	0.27	(4.40)	(4.13)	(9.55)	(9.55)
Year Ended 5/31/2022	$21.34	(0.07)	7.78	7.71	(6.13)	(6.13)
Year Ended 5/31/2021(e)	$14.40	(0.12)	7.08	6.96	(0.02)	(0.02)
Year Ended 5/31/2020(e)	$17.14	0.24	(2.78)	(2.54)	(0.20)	(0.20)
Year Ended 5/31/2019(e)	$23.59	0.32	(3.69)	(3.37)	(3.08)	(3.08)
Institutional 3 Class
Year Ended 5/31/2023	$23.15	0.29	(4.47)	(4.18)	(9.56)	(9.56)
Year Ended 5/31/2022	$21.48	(0.07)	7.88	7.81	(6.14)	(6.14)
Year Ended 5/31/2021(e)	$14.48	(0.11)	7.14	7.03	(0.03)	(0.03)
Year Ended 5/31/2020(e)	$17.20	0.20	(2.72)	(2.52)	(0.20)	(0.20)
Year Ended 5/31/2019(e)	$23.66	0.32	(3.66)	(3.34)	(3.12)	(3.12)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Columbia Commodity Strategy Fund | Annual Report 2023

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$8.47	(22.59%)	1.13%	1.13%(c)	1.62%	142%	$20,037
Year Ended 5/31/2022	$21.90	47.23%	1.12%(d)	1.12%(d)	(0.57%)	329%	$32,304
Year Ended 5/31/2021(e)	$20.69	47.95%	1.14%(d)	1.14%(c),(d)	(1.03%)	0%	$2,739
Year Ended 5/31/2020(e)	$13.99	(15.35%)	1.14%	1.14%(c)	0.63%	0%	$1,283
Year Ended 5/31/2019(e)	$16.67	(14.76%)	1.11%	1.11%(c)	1.18%	0%	$1,775
Advisor Class
Year Ended 5/31/2023	$9.09	(22.33%)	0.87%	0.87%(c)	1.76%	142%	$13,226
Year Ended 5/31/2022	$22.71	47.57%	0.89%(d)	0.89%(d)	(0.36%)	329%	$27,641
Year Ended 5/31/2021(e)	$21.22	48.38%	0.85%(d)	0.85%(c),(d)	(0.71%)	0%	$3,537
Year Ended 5/31/2020(e)	$14.32	(15.05%)	0.89%	0.89%(c)	0.86%	0%	$20,335
Year Ended 5/31/2019(e)	$17.05	(14.62%)	0.86%	0.86%(c)	1.44%	0%	$23,533
Class C
Year Ended 5/31/2023	$7.12	(23.16%)	1.88%	1.88%(c)	0.87%	142%	$4,035
Year Ended 5/31/2022	$20.09	46.14%	1.88%(d)	1.88%(d)	(1.36%)	329%	$5,738
Year Ended 5/31/2021(e)	$19.53	47.13%	1.87%(d)	1.87%(c),(d)	(1.78%)	0%	$695
Year Ended 5/31/2020(e)	$13.30	(16.08%)	1.89%	1.89%(c)	(0.11%)	0%	$76
Year Ended 5/31/2019(e)	$15.84	(15.53%)	1.86%	1.86%(c)	0.41%	0%	$124
Institutional Class
Year Ended 5/31/2023	$8.89	(22.43%)	0.86%	0.86%(c)	1.55%	142%	$18,973
Year Ended 5/31/2022	$22.47	47.60%	0.86%(d)	0.86%(d)	(0.26%)	329%	$96,858
Year Ended 5/31/2021(e)	$21.05	48.45%	0.90%(d)	0.90%(c),(d)	(0.82%)	0%	$1,380
Year Ended 5/31/2020(e)	$14.20	(15.15%)	0.86%	0.86%(c)	1.07%	0%	$66
Year Ended 5/31/2019(e)	$16.91	(14.51%)	0.84%	0.84%(c)	1.35%	0%	$771
Institutional 2 Class
Year Ended 5/31/2023	$9.24	(22.32%)	0.79%	0.79%	1.84%	142%	$8,576
Year Ended 5/31/2022	$22.92	47.79%	0.77%(d)	0.77%(d)	(0.34%)	329%	$17,431
Year Ended 5/31/2021(e)	$21.34	48.41%	0.77%(d)	0.77%(d)	(0.68%)	0%	$19,305
Year Ended 5/31/2020(e)	$14.40	(14.90%)	0.76%	0.76%	1.32%	0%	$57
Year Ended 5/31/2019(e)	$17.14	(14.64%)	0.78%	0.78%	1.52%	0%	$1,404
Institutional 3 Class
Year Ended 5/31/2023	$9.41	(22.31%)	0.72%	0.72%	2.20%	142%	$192,744
Year Ended 5/31/2022	$23.15	47.94%	0.70%(d)	0.70%(d)	(0.32%)	329%	$251,323
Year Ended 5/31/2021(e)	$21.48	48.57%	0.71%(d)	0.71%(d)	(0.61%)	0%	$398,386
Year Ended 5/31/2020(e)	$14.48	(14.77%)	0.70%	0.70%	1.20%	0%	$159,442
Year Ended 5/31/2019(e)	$17.20	(14.34%)	0.70%	0.70%	1.56%	0%	$320,251
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2023	25

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class R
Year Ended 5/31/2023	$21.31	0.18	(4.04)	(3.86)	(9.42)	(9.42)
Year Ended 5/31/2022	$20.32	(0.18)	7.25	7.07	(6.08)	(6.08)
Year Ended 5/31/2021(e)	$13.77	(0.21)	6.77	6.56	(0.01)	(0.01)
Year Ended 5/31/2020(e)	$16.40	0.04	(2.55)	(2.51)	(0.12)	(0.12)
Year Ended 5/31/2019(e)	$22.70	0.20	(3.54)	(3.34)	(2.96)	(2.96)

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2022	5/31/2021
Class A	0.01%	0.02%
Advisor Class	0.01%	less than 0.01%
Class C	0.01%	0.05%
Institutional Class	0.01%	0.02%
Institutional 2 Class	0.01%	0.02%
Institutional 3 Class	0.01%	0.01%
Class R	0.01%	0.01%

(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
(f)	Rounds to zero.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Columbia Commodity Strategy Fund | Annual Report 2023

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 5/31/2023	$8.03	(22.77%)	1.38%	1.38%(c)	1.46%	142%	$2,172
Year Ended 5/31/2022	$21.31	46.82%	1.37%(d)	1.37%(d)	(0.89%)	329%	$2,466
Year Ended 5/31/2021(e)	$20.32	47.81%	1.38%(d)	1.38%(c),(d)	(1.27%)	0%	$708
Year Ended 5/31/2020(e)	$13.77	(15.59%)	1.39%	1.39%(c)	0.38%	0%	$416
Year Ended 5/31/2019(e)	$16.40	(15.08%)	1.36%	1.36%(c)	0.97%	0%	$590
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Annual Report 2023	27

Notes to Consolidated Financial Statements
May 31, 2023
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2023, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	13.62%
Net assets	$35,388,539
Net investment income (loss)	354,999
Net realized gain (loss)	(70,425,461)
Net change in unrealized appreciation (depreciation)	(42,069,145)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
28	Columbia Commodity Strategy Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Columbia Commodity Strategy Fund | Annual Report 2023	29

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to the commodities markets. These instruments may be used for other
30	Columbia Commodity Strategy Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Columbia Commodity Strategy Fund | Annual Report 2023	31

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2023:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	16,357*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,568,473*
Total		1,584,830

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	19,690,035*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	(70,425,463)	—	(70,425,463)
Interest rate risk	282,322	445,812	728,134
Total	(70,143,141)	445,812	(69,697,329)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	(42,069,145)	—	(42,069,145)
Interest rate risk	16,357	24,955	41,312
Total	(42,052,788)	24,955	(42,027,833)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	327,011,674
Futures contracts — short	22,040,147

32	Columbia Commodity Strategy Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Derivative instrument	Average unrealized appreciation ($)**	Average unrealized depreciation ($)**
Interest rate swap contracts	102,110	(1,868)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2023.
**	Based on the ending daily outstanding amounts for the year ended May 31, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Commodity Strategy Fund | Annual Report 2023	33

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
In order to avoid federal excise tax in 2022, the Fund declared a special ordinary income distribution to shareholders of record on December 2, 2022, which was paid on December 5, 2022.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2023, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
34	Columbia Commodity Strategy Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
Columbia Commodity Strategy Fund | Annual Report 2023	35

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $63,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	146,175
Class C	—	1.00(b)	2,068

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.20%	1.29%
Advisor Class	0.95	1.04
Class C	1.95	2.04
Institutional Class	0.95	1.04
Institutional 2 Class	0.87	0.91
Institutional 3 Class	0.82	0.87
Class R	1.45	1.54
36	Columbia Commodity Strategy Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, investments in commodity subsidiaries, swap investments and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(70,180,690)	(448,136)	70,628,826
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
84,127,415	—	84,127,415	133,077,844	—	133,077,844
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
4,296,065	—	(2,637,434)	(266,601,234)
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
623,457,088	16,357	(266,617,591)	(266,601,234)
Columbia Commodity Strategy Fund | Annual Report 2023	37

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(1,876,512)	(760,922)	(2,637,434)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $284,166,667 and $226,808,836, respectively, for the year ended May 31, 2023, of which $8,444,023 and $7,438,464, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,070,000	4.99	10
Interest income earned by the Fund is recorded as interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
38	Columbia Commodity Strategy Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments (and therefore the Fund) to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the
Columbia Commodity Strategy Fund | Annual Report 2023	39

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
40	Columbia Commodity Strategy Fund | Annual Report 2023

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2023, affiliated shareholders of record owned 74.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Commodity Strategy Fund | Annual Report 2023	41

Notes to Consolidated Financial Statements  (continued)
May 31, 2023
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
42	Columbia Commodity Strategy Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Commodity Strategy Fund and its subsidiary (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related consolidated statement of operations for the year ended May 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Commodity Strategy Fund | Annual Report 2023	43

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
44	Columbia Commodity Strategy Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Columbia Commodity Strategy Fund | Annual Report 2023	45

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
46	Columbia Commodity Strategy Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Commodity Strategy Fund | Annual Report 2023	47

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
48	Columbia Commodity Strategy Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Commodity Strategy Fund | Annual Report 2023	49

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
50	Columbia Commodity Strategy Fund | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN129_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia Mortgage Opportunities Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Mortgage Opportunities Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Mortgage Opportunities Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2014
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2014
Ryan Osborn, CFA
Co-Portfolio Manager
Managed Fund since 2019
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	04/30/14	-10.26	0.85	2.74
	Including sales charges		-12.98	0.23	2.40
Advisor Class		04/30/14	-10.04	1.10	2.99
Class C	Excluding sales charges	04/30/14	-10.84	0.10	1.97
	Including sales charges		-11.68	0.10	1.97
Institutional Class		04/30/14	-10.04	1.08	2.99
Institutional 2 Class		04/30/14	-10.01	1.15	3.05
Institutional 3 Class*		03/01/17	-9.95	1.20	2.99
FTSE One-Month U.S. Treasury Bill Index			3.32	1.45	0.98
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Mortgage Opportunities Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2014 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mortgage Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Asset-Backed Securities — Non-Agency	7.2
Call Option Contracts Purchased	0.9
Commercial Mortgage-Backed Securities - Agency	0.1
Commercial Mortgage-Backed Securities - Non-Agency	2.3
Money Market Funds	1.3
Put Option Contracts Purchased	0.1
Residential Mortgage-Backed Securities - Agency	60.2
Residential Mortgage-Backed Securities - Non-Agency	27.9
Total	100.0
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at May 31, 2023)
AAA rating	62.2
AA rating	0.5
A rating	2.3
BBB rating	4.2
BB rating	6.9
B rating	2.6
CCC rating	0.5
Not rated	20.8
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Columbia Mortgage Opportunities Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2023, Class A shares of Columbia Mortgage Opportunities Fund returned -10.26% excluding sales charges. The Fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, returned 3.32% for the same period.
Market overview
Entering the period, against the backdrop of historically high inflation, the U.S. Federal Reserve (Fed) had ended its program of bond purchases designed to keep longer term borrowing costs low and embarked upon a series of sharp increases in its benchmark overnight lending rate. The central bank would bring the federal funds target rate to a range of 4.25% to 4.50% by the end of 2022, its highest level since the fall of 2007. U.S. consumer price inflation peaked at 9.1% in June of 2022 before beginning to recede modestly over the remainder of the year. Treasury yields moved higher and risk sentiment waned on the Fed’s tightening of policy, weighing broadly on bond market returns.
With signs of inflation moderating, markets began to anticipate an end to the Fed’s rate hiking cycle entering 2023. At its February 1st meeting, the Fed raised short-term rates by a relatively incremental 25 basis points. (A basis point is 1/100 of a percent.) March saw the failure of a pair of U.S. banks and the collapse of Credit Suisse in Europe raise the prospect of a financial crisis, leading Treasury yields to plummet as investors factored in increased recession risks. On March 23rd, the Fed increased the federal funds target rate by another quarter point, a move that was generally received as a signal that the central bank believed the financial system remained on stable footing. The Fed implemented another 25 basis point increase in early May, bringing the federal funds target rate to the 5.00%-5.25% range. However, the market increasingly viewed a pause in the Fed’s rate hiking cycle as likely, absent monthly inflation data surprising on the upside.
Treasury yields finished the period higher with the 10-year bond ending May 2023 at 3.64%, an increase of 79 basis points relative to its starting point of 2.85% 12 months earlier. Spreads for agency residential mortgage-backed securities (MBS) ended the period at historically attractive levels relative to Treasuries, as the sector was negatively impacted by the Fed’s efforts to reduce its balance sheet after several years of being a major bond buyer.
The Fund experienced a significant increase in portfolio turnover during the period due to an increase in purchase and sales of Federal National Mortgage Association (FNMA) securities.
The Fund’s notable detractors during the period
•	The Fund’s positioning over the period with respect to overall portfolio duration and corresponding interest rate sensitivity was, by a wide margin, the leading detractor from performance relative to the benchmark. Any exposure to interest rate risk proved detrimental relative to cash (as represented by the Fund’s benchmark) as Treasury yields finished the period higher.
•	The Fund’s allocation to commercial MBS weighed on performance, as higher borrowing costs negatively impacted profitability for the commercial real estate sector and pressured spreads wider, most notably with respect to issues backed by office properties.
•	Within asset-backed securities, holdings within the non-traditional, market-based lending segment performed poorly as delinquencies rose for the less-affluent consumers most impacted by the historically high inflation during the period.
The Fund’s notable contributors during the period
•	The Fund’s positioning within non-agency residential MBS contributed positively to performance versus the benchmark. Fundamentals for the sector held up better than for most other credit-oriented areas of the market, supported by continued relative strength in the housing market, despite higher borrowing costs due to the rise in Treasury yields.
Derivative usage
The Fund used three types of derivative securities investments during the period to control risks. The Fund invested in Treasury futures contracts and options on interest rate swaps to manage interest rate risk and protect against market volatility. In addition, the Fund utilized credit default swap options in order to manage credit risk. The Fund’s use of derivatives had a negative impact on results overall.
Columbia Mortgage Opportunities Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
Funds that seek to generate absolute returns are generally not designed to outperform stocks and bonds in strong markets. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Mortgage Opportunities Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,018.00	1,019.70	5.28	5.29	1.05
Advisor Class	1,000.00	1,000.00	1,019.30	1,020.94	4.03	4.03	0.80
Class C	1,000.00	1,000.00	1,015.40	1,015.96	9.04	9.05	1.80
Institutional Class	1,000.00	1,000.00	1,019.20	1,020.94	4.03	4.03	0.80
Institutional 2 Class	1,000.00	1,000.00	1,019.50	1,021.14	3.83	3.83	0.76
Institutional 3 Class	1,000.00	1,000.00	1,019.70	1,021.39	3.58	3.58	0.71
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Mortgage Opportunities Fund | Annual Report 2023	7

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 13.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACHV ABS Trust(a)
Subordinated Series 2023-1PL Class C
03/18/2030	7.420%	1,750,000	1,749,248
Affirm Asset Securitization Trust(a)
Series 2023-A Class 1A
01/18/2028	6.610%	18,750,000	18,735,446
American Credit Acceptance Receivables Trust(a)
Series 2021-2 Class F
01/13/2028	3.730%	4,000,000	3,732,200
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	6,000,000	5,535,854
ARES CLO(a),(b)
Series 2021-60A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/18/2034	11.512%	5,000,000	4,452,945
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	12.130%	25,975,000	23,079,567
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	3,375,000	3,125,596
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-4A Class E
3-month USD LIBOR + 7.950% Floor 7.950% 10/20/2033	13.200%	3,600,000	3,462,937
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	6.960%	11,000,000	10,395,231
Series 2015-4A Class CR
3-month USD LIBOR + 3.700% 07/20/2032	8.950%	7,500,000	7,109,670
Carvana Auto Receivables Trust(a)
Subordinated Series 2021-N1 Class E
01/10/2028	2.880%	11,180,000	10,252,887
Consumer Loan Underlying Bond Credit Trust(a),(c),(d)
Subordinated Series 2018-P1 Class CERT
07/15/2025	0.000%	850,000	811,750
Subordinated Series 2018-P2 Class CERT
10/15/2025	0.000%	850,000	2,210,000
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month USD LIBOR + 1.350% Floor 1.350% 05/15/2031	6.671%	1,250,000	1,202,733
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2022-1A-B Class B
05/15/2026	2.840%	5,000,000	4,865,522
LendingClub Receivables Trust(a),(c),(d)
Series 2020-2 Class R
02/15/2046	0.000%	865,000	1,946,250
Lendingpoint Asset Securitization Trust(a)
Series 2022-C Class A
02/15/2030	6.560%	7,138,763	7,126,317
LendingPoint Asset Securitization Trust(a),(d),(e)
Subordinated Series 2021-1 Class D
04/15/2027	7.226%	15,712,000	15,633,440
LP LMS Asset Securitization Trust(a),(d),(e)
Subordinated Series 2021-2A Class B
01/15/2029	2.330%	6,882,000	6,506,178
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	8.760%	3,700,000	3,461,228
Marlette Funding Trust(a)
Series 2021-1A Class D
06/16/2031	2.470%	1,000,000	929,490
Subordinated Series 2022-3A Class B
11/15/2032	5.950%	7,000,000	6,945,965
Netcredit Combined Receivables LLC(a),(d)
Series 2023-A Class A
12/20/2027	7.780%	9,261,794	9,169,176
Octagon 54 Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	11.510%	2,500,000	2,160,603
Octagon Investment Partners 47 Ltd.(a),(b)
Series 2020-1A Class ER
3-month USD LIBOR + 6.250% Floor 6.250% 07/20/2034	11.500%	15,250,000	13,548,969
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% Floor 7.250% 10/22/2030	12.523%	2,000,000	1,616,294
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM XVII Ltd.(a),(b)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% Floor 5.990% 07/20/2030	11.240%	3,750,000	2,980,204
Pagaya AI Debt Selection Trust(a),(d)
Series 2020-2 Class NOTE
12/15/2027	7.500%	125,827	124,883
Pagaya AI Debt Selection Trust(a),(c),(d)
Series 2020-3 Class CERT
05/17/2027	0.000%	23,803,550	2,344,650
Series 2021-1 Class CERT
11/15/2027	0.000%	1,901,904	51,351
Subordinated Series 2021-3 Class
05/15/2029	0.000%	12,925,852	937,124
Subordinated Series 2021-5 Class
08/15/2029	0.000%	12,321,273	1,601,766
Pagaya AI Debt Selection Trust(a)
Series 2021-2 Class NOTE
01/25/2029	3.000%	10,579,932	9,988,269
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	11,306,815	10,946,833
Series 2022-5 Class A
06/17/2030	8.096%	7,058,073	7,130,308
Series 2023-1 Class A
07/15/2030	7.556%	4,645,020	4,626,407
Series 2023-3 Class A
12/16/2030	7.600%	9,000,000	9,026,848
Subordinated Series 2022-2 Class B
01/15/2030	6.630%	3,602,516	3,421,170
Subordinated Series 2022-3 Class B
03/14/2030	8.050%	11,498,884	11,506,943
Subordinated Series 2022-5 Class B
06/17/2030	10.310%	4,058,065	4,079,943
Subordinated Series 2023-1 Class B
07/15/2030	9.435%	20,370,000	20,206,443
Subordinated Series 2023-3 Class B
12/16/2030	9.570%	5,131,550	5,117,476
Palmer Square Loan Funding Ltd.(a),(b)
Series 2020-4A Class D
3-month USD LIBOR + 7.050% Floor 7.050% 11/25/2028	12.446%	7,000,000	6,717,718
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	41,270	41,270
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	9,540,159	8,435,504
RR 16 Ltd.(a),(b)
Series 2021-16A Class D
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2036	11.510%	3,733,333	3,388,608
Santander Drive Auto Receivables Trust
Series 2023-2 Class A2
03/16/2026	5.870%	10,500,000	10,488,790
Theorem Funding Trust(a)
Series 2022-3A Class A
04/15/2029	7.600%	11,772,548	11,841,448
Series 2023-1A Class A
04/15/2029	7.580%	12,498,009	12,522,582
Subordinated Series 2022-1A Class B
02/15/2028	3.100%	14,000,000	13,174,101
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	1,642,083	1,585,071
Series 2021-ST7 Class A
09/20/2029	1.850%	1,883,710	1,803,474
Upstart Securitization Trust(a)
Subordinated Series 2021-4 Class B
09/20/2031	1.840%	9,200,000	8,621,220
Subordinated Series 2023-1 Class B
02/20/2033	8.350%	4,736,000	4,643,096
US Auto Funding(a)
Subordinated Series 2021-1A Class D
03/15/2027	4.360%	2,375,000	1,727,676
Total Asset-Backed Securities — Non-Agency (Cost $388,787,992)			348,846,672

Commercial Mortgage-Backed Securities - Agency 0.1%

Government National Mortgage Association(f),(g)
Series 2017-30 Class IO
08/16/2058	0.587%	30,026,207	791,380
Series 2019-102 Class IB
03/16/2060	0.834%	12,486,616	709,620
Series 2020-19 Class IO
12/16/2061	0.694%	19,156,742	1,000,844
Series 2020-3 Class IO
02/16/2062	0.615%	18,247,691	842,445
Total Commercial Mortgage-Backed Securities - Agency (Cost $12,054,269)			3,344,289

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency 4.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BAMLL Commercial Mortgage Securities Trust(a),(f)
Subordinated Series 2013-WBRK Class E
03/10/2037	3.534%	4,500,000	2,953,572
BFLD Trust(a),(b)
Series 2019-DPLO Class G
1-month USD LIBOR + 3.190% Floor 3.190% 10/15/2034	8.297%	6,853,000	6,673,401
BXP Trust(a),(f)
Subordinated Series 2021-601L Class E
01/15/2044	2.776%	21,000,000	11,258,413
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	7.895%	4,700,000	4,244,605
COMM Mortgage Trust(a),(f)
Subordinated Series 2020-CBM Class F
02/10/2037	3.633%	17,650,000	15,395,973
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	24,275,000	12,845,357
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	18,400,000	7,199,307
CSMC Trust(a),(f)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%	5,200,000	3,664,997
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class F
11/05/2035	6.155%	27,400,000	18,122,544
Home Partners of America Trust(a)
Series 2019-2 Class F
10/19/2039	3.866%	2,767,082	2,330,760
Morgan Stanley Capital I Trust(a),(f)
Series 2019-MEAD Class E
11/10/2036	3.177%	5,500,000	4,824,835
Progress Residential Trust(a)
Series 2020-SFR1 Class F
04/17/2037	3.431%	5,975,000	5,481,988
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2021-FCMT Class E
1-month USD LIBOR + 4.500% Floor 4.500% 05/15/2031	9.607%	21,600,000	18,468,788
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $155,528,193)			113,464,540

Residential Mortgage-Backed Securities - Agency 117.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS(b),(g)
CMO Series 2017-81 Class SM
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 10/25/2047	1.062%	29,665,712	3,263,184
Federal Home Loan Mortgage Corp.
03/01/2052	2.500%	112,224,616	96,621,733
09/01/2052	4.500%	28,999,043	28,109,126
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 2013-101 Class HS
-1.0 x 1-month USD LIBOR + 6.500% Cap 6.500% 10/25/2043	1.362%	11,307,795	1,394,130
CMO Series 3922 Class SH
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 09/15/2041	0.793%	2,510,431	218,134
CMO Series 4097 Class ST
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/15/2042	0.943%	856,527	89,847
CMO Series 4286 Class NS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 12/15/2043	0.793%	1,027,701	138,106
CMO Series 4620 Class AS
-1.0 x 1-month USD LIBOR + 0.440% 11/15/2042	0.000%	1,276,124	64,503
CMO Series 4704 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/15/2047	1.043%	9,337,957	1,083,926
CMO Series 4826 Class KS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/15/2048	1.093%	9,407,873	1,141,353
CMO Series 4926 Class ST
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 01/15/2040	0.973%	7,634,163	619,592

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4987 Class KS
-1.0 x 1-month USD LIBOR + 6.080% Cap 6.080% 06/24/2050	0.942%	9,870,684	1,476,324
CMO Series 4993 Class MS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 07/25/2050	0.912%	18,855,476	2,938,062
CMO STRIPS Series 309 Class S4
-1.0 x 1-month USD LIBOR + 5.970% Cap 5.970% 08/15/2043	0.863%	1,968,124	202,047
Federal Home Loan Mortgage Corp.(g)
CMO Series 390 Class C29
06/15/2052	2.000%	78,586,431	10,101,335
CMO Series 4215 Class IL
07/15/2041	3.500%	286,416	12,174
CMO Series 5040 Class IH
11/25/2050	3.500%	12,605,050	2,344,612
CMO Series 5083 Class NI
12/25/2040	4.500%	11,140,195	2,383,884
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	1,688,032	223,776
Federal Home Loan Mortgage Corp. REMICS(b),(g)
CMO Series 4606 Class SL
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 12/15/2044	0.893%	48,021,042	4,882,842
CMO Series 5119 Class QS
-1.0 x 30-day Average SOFR + 6.300% Cap 6.300% 06/25/2051	1.485%	39,946,491	8,594,128
Federal Home Loan Mortgage Corp. REMICS(g)
CMO Series 5105 Class ID
05/25/2051	3.000%	38,765,619	7,077,664
CMO Series 5105 Class JI
03/25/2045	3.000%	25,610,304	2,658,639
CMO Series 5183 Class IO
01/25/2052	3.000%	43,252,077	7,136,610
Federal National Mortgage Association
08/01/2051	3.000%	32,047,000	28,697,639
08/01/2052	4.000%	41,772,523	39,883,576
Federal National Mortgage Association(g)
CMO Series 2012-152 Class EI
07/25/2031	3.000%	1,574,827	32,559
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	48,687,575	7,830,700
Federal National Mortgage Association(b),(g)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	0.762%	2,108,026	226,283
CMO Series 2013-97 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2032	1.080%	259,282	3,564
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	1.012%	1,182,662	142,079
CMO Series 2015-27 Class AS
-1.0 x 1-month USD LIBOR + 5.650% Cap 5.650% 05/25/2045	0.512%	9,621,496	1,095,242
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	0.862%	1,329,174	135,253
CMO Series 2017-50 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 07/25/2047	0.962%	8,141,686	1,061,709
CMO Series 2017-72 Class S
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 09/25/2047	0.000%	20,337,013	880,568
CMO Series 2017-90 Class SP
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/25/2047	1.012%	8,405,953	971,224
CMO Series 2020-38 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 06/25/2050	0.912%	6,567,064	722,753

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-38 Class WS
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 06/25/2050	0.000%	22,565,514	2,102,551
Federal National Mortgage Association REMICS(b),(g)
CMO Series 2020-34 Class S
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 06/25/2050	0.912%	37,480,629	4,690,000
CMO Series 2020-54 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 08/25/2050	1.012%	24,577,756	3,165,610
Freddie Mac STACR REMIC Trust(a),(b)
Subordinated CMO Series 2021-HQA2 Class B2
30-day Average SOFR + 5.450% 12/25/2033	10.423%	14,350,000	12,320,099
Government National Mortgage Association(g)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	5,359,236	637,717
CMO Series 2018-78 Class GI
04/20/2048	4.000%	7,931,128	969,930
CMO Series 2020-104 Class IY
07/20/2050	3.000%	13,931,022	2,015,475
CMO Series 2020-129 Class GI
09/20/2050	3.000%	17,603,566	2,703,425
CMO Series 2020-129 Class YI
09/20/2050	2.500%	21,395,424	2,800,973
CMO Series 2020-160 Class DI
10/20/2050	2.500%	19,410,181	2,335,538
CMO Series 2020-160 Class HI
10/20/2050	2.500%	15,274,151	2,094,007
CMO Series 2020-160 Class ID
10/20/2050	2.500%	14,740,225	1,771,872
CMO Series 2020-162 Class EI
10/20/2050	2.500%	14,777,728	1,771,124
CMO Series 2020-164 Class CI
11/20/2050	3.000%	19,301,374	2,863,722
CMO Series 2020-191 Class UC
12/20/2050	4.000%	22,330,690	3,811,907
CMO Series 2020-191 Class UM
12/20/2050	3.500%	30,197,249	5,352,471
CMO Series 2020-85 Class MI
06/20/2050	3.500%	12,939,134	2,852,915
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-158 Class VI
09/20/2051	3.000%	35,619,224	5,700,978
CMO Series 2021-160 Class CI
09/20/2051	2.500%	71,547,421	9,545,864
CMO Series 2021-175 Class IJ
10/20/2051	3.000%	8,120,636	1,240,855
CMO Series 2021-24 Class MI
02/20/2051	3.000%	18,107,858	2,736,117
CMO Series 2021-24 Class PI
01/20/2051	2.500%	21,054,310	2,896,980
CMO Series 2021-29 Class HI
02/20/2051	3.500%	22,625,184	3,843,087
CMO Series 2021-44 Class CI
03/20/2051	3.000%	26,996,273	4,062,294
CMO Series 2021-44 Class MI
03/20/2051	3.000%	17,551,435	2,453,949
CMO Series 2021-49 Class WI
05/20/2048	2.500%	18,862,728	1,855,683
CMO Series 2021-58 Class IA
04/20/2051	3.500%	15,004,725	2,413,665
CMO Series 2021-7 Class IT
01/16/2051	3.000%	30,521,006	6,055,010
Government National Mortgage Association(b),(g)
CMO Series 2014-6 Class SJ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2044	0.952%	9,764,618	1,362,700
CMO Series 2017-163 Class SD
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 11/20/2047	1.052%	10,834,865	1,297,681
CMO Series 2018-124 Class SG
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	1.052%	9,955,087	1,192,045
CMO Series 2018-155 Class LS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 11/20/2048	1.002%	8,600,309	908,245
CMO Series 2018-40 Class SC
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 03/20/2048	1.052%	6,642,686	612,458

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-63 Class HS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	1.052%	8,863,877	816,530
CMO Series 2018-63 Class SH
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 04/20/2048	1.052%	8,305,249	711,710
CMO Series 2018-78 Class SB
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2048	1.052%	7,441,836	875,042
CMO Series 2018-94 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	1.052%	6,799,699	792,852
CMO Series 2019-103 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/20/2049	0.902%	15,788,381	1,758,960
CMO Series 2019-128 Class YS
-1.0 x 1-month USD LIBOR + 2.850% Cap 2.850% 10/20/2049	0.000%	39,544,636	507,642
CMO Series 2019-43 Class NS
-1.0 x 1-month USD LIBOR + 3.270% Cap 3.270% 04/20/2049	0.000%	16,265,884	355,125
CMO Series 2020-104 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 07/20/2050	1.052%	11,137,972	1,332,002
CMO Series 2020-133 Class DS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2050	1.152%	69,426,175	7,873,143
CMO Series 2020-148 Class SA
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 10/20/2050	1.152%	21,393,695	2,503,681
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-160 Class AS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 10/20/2050	1.152%	35,712,911	5,060,112
CMO Series 2020-175 Class NS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 11/20/2050	1.152%	25,847,321	3,210,038
CMO Series 2020-187 Class SE
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 12/20/2050	1.152%	19,907,653	2,473,245
CMO Series 2020-34 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2050	0.902%	23,858,589	2,823,678
CMO Series 2020-62 Class SK
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2050	1.002%	10,445,217	1,376,741
CMO Series 2020-78 Class SD
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 06/20/2050	1.002%	27,528,100	2,996,401
CMO Series 2021-117 Class HS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	1.152%	29,484,353	3,543,651
CMO Series 2021-119 Class SC
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	1.152%	29,848,521	3,910,165
CMO Series 2021-122 Class SB
-1.0 x 1-month USD LIBOR + 2.600% Cap 2.600% 07/20/2051	0.000%	65,960,495	876,199
CMO Series 2021-122 Class SG
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	1.152%	68,444,928	7,788,294

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-142 Class SL
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 08/20/2051	1.152%	68,424,366	8,583,563
CMO Series 2021-155 Class SM
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 07/20/2051	1.152%	34,573,054	4,155,429
CMO Series 2021-156 Class SA
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	1.152%	52,375,004	7,042,778
CMO Series 2021-160 Class S
-1.0 x 30-day Average SOFR + 2.650% Cap 2.650% 09/20/2051	0.000%	84,848,198	1,098,750
CMO Series 2021-161 Class SL
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	1.152%	42,346,946	5,723,266
CMO Series 2021-193 Class ES
30-day Average SOFR + 1.700% 11/20/2051	0.000%	300,461,246	1,789,547
CMO Series 2021-42 Class SD
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 11/20/2050	1.152%	42,496,311	5,844,539
CMO Series 2021-96 Class US
-1.0 x 30-day Average SOFR + 3.250% Cap 3.250% 06/20/2051	0.000%	50,204,552	700,785
CMO Series 2021-97 Class CS
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 06/20/2051	1.152%	49,974,292	6,010,313
CMO Series 2022-46 Class SE
-1.0 x 30-day Average SOFR + 3.450% Cap 3.450% 03/20/2052	0.000%	30,389,505	642,094
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-83 Class AS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 06/20/2050	1.002%	27,459,908	3,542,386
Government National Mortgage Association(b)
CMO Series 2020-67 Class KS
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 05/20/2050	0.802%	20,406,007	2,027,847
Government National Mortgage Association TBA(h)
06/20/2053	4.500%	240,000,000	233,207,813
Uniform Mortgage-Backed Security TBA(h)
06/13/2053	3.000%	372,000,000	330,171,795
06/13/2053	3.500%	400,000,000	367,484,376
06/13/2053	4.000%	542,500,000	512,492,969
06/13/2053	4.500%	745,000,000	721,587,794
06/13/2053	5.000%	306,000,000	301,427,929
Total Residential Mortgage-Backed Securities - Agency (Cost $3,082,528,075)			2,932,015,011

Residential Mortgage-Backed Securities - Non-Agency 54.3%

510 Asset Backed Trust(a),(f)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	2,880,238	2,650,539
Ajax Mortgage Loan Trust(a),(f)
CMO Series 2021-B Class A
06/25/2066	2.239%	9,665,678	9,063,460
CMO Series 2021-C Class A
01/25/2061	2.115%	5,777,773	5,437,694
AlphaFlow Transitional Mortgage Trust(a)
CMO Series 2021-WL1 Class A1
01/25/2026	3.280%	3,701,241	3,593,398
Angel Oak Mortgage Trust(a),(f)
CMO Series 2021-5 Class A3
07/25/2066	1.311%	4,989,275	4,129,687
Angel Oak Mortgage Trust I LLC(a),(f)
Subordinated CMO Series 2019-2 Class B2
03/25/2049	6.286%	4,800,000	4,620,367
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	7.638%	994,116	996,813
CMO Series 2021-1A Class M2
30-day Average SOFR + 4.850% Floor 4.850% 03/25/2031	9.823%	18,000,000	18,526,462

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-2A Class M1C
30-day Average SOFR + 1.850% Floor 1.850% 06/25/2031	6.665%	9,465,000	9,229,091
CMO Series 2021-2A Class M2
30-day Average SOFR + 2.900% Floor 2.900% 06/25/2031	7.715%	15,250,000	14,440,818
Subordinated CMO Series 2019-4A Class B1
1-month USD LIBOR + 3.850% Floor 3.850% 10/25/2029	8.988%	17,089,000	17,149,623
Subordinated CMO Series 2020-4A Class B1
1-month USD LIBOR + 5.000% Floor 5.000% 06/25/2030	10.138%	7,200,000	7,380,484
Subordinated CMO Series 2021-1A Class B1
30-day Average SOFR + 6.750% Floor 6.750% 03/25/2031	11.723%	3,750,000	3,868,601
Subordinated CMO Series 2021-2A Class B1
30-day Average SOFR + 4.150% Floor 4.150% 06/25/2031	8.965%	2,800,000	2,693,592
BRAVO Residential Funding Trust(a),(f)
CMO Series 2020-NQM1 Class B1
05/25/2060	5.086%	2,200,000	1,972,557
CMO Series 2020-NQM1 Class B2
05/25/2060	5.762%	2,800,000	2,610,489
CMO Series 2021-B Class A1
04/01/2069	2.115%	7,159,652	6,777,619
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	2,950,000	2,297,913
Subordinated CMO Series 2021-NQM2 Class B2
03/25/2060	4.099%	4,100,000	3,132,537
BRAVO Residential Funding Trust(a),(b)
CMO Series 2021-HE2 Class B1
30-day Average SOFR + 2.400% 11/25/2069	6.088%	6,000,000	5,695,800
Subordinated CMO Series 2021-HE1 Class B1
30-day Average SOFR + 2.500% 01/25/2070	7.473%	6,708,000	6,612,163
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2021-HE1 Class B2
30-day Average SOFR + 3.000% 01/25/2070	7.973%	4,129,000	3,976,420
Subordinated CMO Series 2021-HE2 Class B2
30-day Average SOFR + 3.400% 11/25/2069	8.215%	6,570,000	6,340,861
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	40,000,000	40,000,000
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.589%	16,250,000	15,635,263
CMO Series 2021-CRT3 Class B1
30-day Average SOFR + 4.300% Floor 4.300% 01/10/2031	4.338%	15,200,000	15,200,000
CMO Series 2021-CRT3 Class M4
30-day Average SOFR + 3.800% Floor 3.800% 01/10/2031	3.838%	1,494,965	1,494,965
CHNGE Mortgage Trust(a),(f)
Subordinated CMO Series 2023-1 Class B1
03/25/2058	8.413%	2,700,000	2,510,728
Subordinated CMO Series 2023-1 Class B2
03/25/2058	8.413%	2,765,000	2,387,827
CIM Trust(a),(f)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	10,876,615	10,405,898
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	20,885,832	19,938,781
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	6,335,118	5,905,087
COLT Mortgage Loan Trust(a),(f)
CMO Series 2020-2 Class M1
03/25/2065	5.250%	1,463,000	1,410,058
CMO Series 2021-3 Class A3
09/27/2066	1.419%	7,658,485	6,014,150
Subordinated CMO Series 2020-2 Class B1
03/25/2065	5.250%	3,716,000	3,436,986
Subordinated CMO Series 2021-4 Class B1
10/25/2066	3.764%	5,969,000	3,967,714

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	15

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-3 Class B1
09/27/2066	3.059%	2,502,000	1,352,568
Connecticut Avenue Securities Trust(a),(b)
Subordinated CMO Series 2021-R03 Class 1B2
30-day Average SOFR + 5.500% Floor 5.500% 12/25/2041	10.473%	13,909,000	12,822,323
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	10.973%	29,500,000	27,600,976
Subordinated CMO Series 2022-R02 Class 2B2
30-day Average SOFR + 7.650% 01/25/2042	12.623%	27,000,000	25,712,089
Subordinated CMO Series 2022-R07 Class 1B2
30-day Average SOFR + 12.000% 06/25/2042	16.973%	7,300,000	7,850,444
Credit Suisse Mortgage Trust(a),(f)
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	24,371,663	23,268,031
CSMC Trust(a),(f)
CMO Series 2021-JR2 Class A1
11/25/2061	2.215%	5,137,325	4,888,329
CMO Series 2022-RPL3 Class A1
03/25/2061	3.613%	10,572,599	10,135,030
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M2
1-month USD LIBOR + 3.300% 04/25/2029	8.438%	21,000,000	21,232,413
CMO Series 2021-1 Class M2
30-day Average SOFR + 4.450% Floor 4.450% 10/25/2033	9.265%	17,000,000	17,298,685
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B2
30-day Average SOFR + 6.200% 11/25/2041	11.173%	15,900,000	15,020,353
FMC GMSR Issuer Trust(a),(f)
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	9,050,000	8,169,584
Freddie Mac STACR(b)
CMO Series 2020-CS02 Class M4
1-month USD LIBOR + 0.000% 06/25/2033	4.617%	28,900,000	27,433,666
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	10.223%	11,650,000	11,772,591
CMO Series 2023-HQA1 Class M2
30-day Average SOFR + 5.500% 05/25/2043	10.423%	3,960,000	3,994,650
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	11.138%	10,368,117	11,488,016
Subordinated CMO Series 2020-DNA5 Class B1
30-day Average SOFR + 4.800% 10/25/2050	9.430%	11,200,000	12,011,425
Subordinated CMO Series 2020-DNA6 Class B2
30-day Average SOFR + 5.650% 12/25/2050	10.623%	15,500,000	14,813,782
Subordinated CMO Series 2020-HQA1 Class B1
1-month USD LIBOR + 2.350% 01/25/2050	7.488%	28,457,336	27,415,743
Subordinated CMO Series 2020-HQA3 Class B1
1-month USD LIBOR + 5.750% 07/25/2050	10.888%	7,457,418	8,004,603
Subordinated CMO Series 2020-HQA4 Class B1
1-month USD LIBOR + 5.250% 09/25/2050	10.388%	15,843,886	16,812,660
Subordinated CMO Series 2021-DNA1 Class B2
30-day Average SOFR + 4.750% 01/25/2051	9.723%	18,450,000	15,991,895
Subordinated CMO Series 2021-DNA5 Class B2
30-day Average SOFR + 5.500% 01/25/2034	10.473%	46,650,000	40,614,890
Subordinated CMO Series 2021-DNA6 Class B2
30-day Average SOFR + 7.500% 10/25/2041	12.473%	12,600,000	11,870,914
Subordinated CMO Series 2022-DNA1 Class B2
30-day Average SOFR + 7.100% 01/25/2042	12.073%	23,350,000	21,054,326
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b),(d),(e)
CMO Series 2019-CS02 Class M2
1-month USD LIBOR + 0.000% 02/25/2032	4.506%	26,169,000	25,007,751

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
Subordinated CMO Series 2020-DNA3 Class B1
1-month USD LIBOR + 5.100% 06/25/2050	10.238%	7,118,403	7,640,191
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	8.973%	6,750,000	6,883,672
Subordinated CMO Series 2020-HQA5 Class B2
30-day Average SOFR + 7.400% 11/25/2050	12.373%	14,200,000	14,445,140
Subordinated CMO Series 2021-DNA7 Class B2
30-day Average SOFR + 7.800% 11/25/2041	12.615%	31,278,740	30,094,624
GCAT Trust(a),(f)
CMO Series 2019-NQM3 Class M1
11/25/2059	3.450%	5,650,000	4,820,741
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	7.715%	29,500,000	29,121,300
Subordinated CMO Series 2021-3 Class B1
30-day Average SOFR + 4.950% Floor 4.950% 02/25/2034	9.765%	7,500,000	7,073,232
Glebe Funding Trust (The)(a),(d)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	23,078,183	21,405,015
Homeward Opportunities Fund I Trust(a),(f)
Subordinated CMO Series 2020-2 Class B1
05/25/2065	5.450%	3,750,000	3,316,870
Homeward Opportunities Fund Trust(a),(f)
CMO Series 2020-BPL1 Class A2
08/25/2025	5.438%	3,670,478	3,575,984
Imperial Fund Mortgage Trust(a),(f)
Subordinated CMO Series 2021-NQM3 Class B1
11/25/2056	4.184%	7,384,000	5,135,636
loanDepot GMSR Master Trust(a),(b)
Series 2018-GT1 Class A
1-month USD LIBOR + 2.800% Floor 2.800% 10/16/2023	7.905%	7,580,000	6,337,427
MFA Trust(a),(f)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	3,500,000	2,911,265
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2020-NQM3 Class B1
01/26/2065	3.661%	6,250,000	5,273,853
Mortgage Acquisition Trust I LLC(a),(d)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	16,198,093	14,659,274
New Residential Mortgage Loan Trust(a),(f),(g)
CMO Series 2014-1A Class AIO
01/25/2054	2.278%	4,185,698	196,516
New York Mortgage Trust(a),(f)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	12,080,000	11,908,831
CMO Series 2021-BPL1 Class A2
05/25/2026	2.981%	5,000,000	4,916,432
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	3,121,200	2,890,155
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class B1
30-day Average SOFR + 5.500% Floor 5.500% 10/25/2033	10.473%	2,373,000	2,333,886
CMO Series 2021-1A Class M2
30-day Average SOFR + 3.950% Floor 3.950% 10/25/2033	8.923%	6,500,000	6,405,340
OSAT Trust(a),(f)
CMO Series 2021-RPL1 Class A2
05/25/2065	3.967%	5,000,000	4,471,870
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/25/2025	8.910%	6,967,127	6,910,712
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-FT1 Class A
1-month USD LIBOR + 2.350% 04/25/2025	7.488%	9,500,000	9,400,029
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2025	7.988%	19,379,000	19,308,024
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	7.788%	47,570,000	46,935,873
Point Securitization Trust(a),(f)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	13,091,929	12,351,976

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	17

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Preston Ridge Partners Mortgage(a),(f)
CMO Series 2021-2 Class A2
03/25/2026	3.770%	18,598,000	16,415,965
CMO Series 2021-3 Class A2
04/25/2026	3.720%	7,000,000	6,242,588
CMO Series 2021-4 Class A2
04/25/2026	3.474%	5,350,000	4,532,802
Preston Ridge Partners Mortgage LLC(a),(f)
CMO Series 2020-4 Class A1
10/25/2025	2.610%	6,507,529	6,300,526
CMO Series 2020-6 Class A2
11/25/2025	4.703%	2,300,000	2,013,073
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	6,503,127	6,232,733
CMO Series 2021-1 Class A2
01/25/2026	3.720%	28,254,000	24,932,126
CMO Series 2021-2 Class A1
03/25/2026	2.115%	5,629,275	5,279,558
CMO Series 2021-5 Class A2
06/25/2026	3.721%	16,300,000	13,224,324
CMO Series 2021-8 Class A1
09/25/2026	1.743%	14,765,566	13,331,778
Pretium Mortgage Credit Partners(a),(f)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	18,361,865	17,122,033
Pretium Mortgage Credit Partners I LLC(a),(f)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	5,751,212	5,455,031
Pretium Mortgage Credit Partners LLC(a),(f)
CMO Series 2021-NPL6 Class A2
07/25/2051	5.071%	5,600,000	4,989,980
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	6,021,336	5,468,352
PRPM Trust(a),(f)
Subordinated CMO Series 2023-NQM1 Class B1
01/25/2068	6.419%	2,700,000	2,373,730
Radnor Re Ltd.(a),(b)
Subordinated CMO Series 2021-1 Class B1
30-day Average SOFR + 4.000% Floor 4.000% 12/27/2033	8.973%	4,750,000	4,331,357
Radnor RE Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 12/27/2033	7.673%	20,500,000	20,261,390
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residential Mortgage Loan Trust(a),(f)
CMO Series 2019-3 Class M1
09/25/2059	3.257%	6,378,000	5,985,098
Subordinated CMO Series 2020-1 Class B1
01/26/2060	3.946%	3,938,000	3,181,762
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A3
09/25/2050	5.086%	3,110,066	3,063,644
Stanwich Mortgage Loan Co. LLC(a),(f)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	22,824,166	20,828,124
Starwood Mortgage Residential Trust(a),(f)
CMO Series 2020-3 Class B1
04/25/2065	4.750%	4,750,000	4,129,820
CMO Series 2021-3 Class A1
06/25/2056	1.127%	4,931,855	4,011,423
Starwood Mortgage Residential Trust(a)
Subordinated CMO Series 2020-INV1 Class B1
11/25/2055	3.257%	3,200,000	2,611,565
Subordinated CMO Series 2020-INV1 Class B2
11/25/2055	4.261%	1,400,000	1,077,427
Stonnington Mortgage Trust(a),(d),(f)
CMO Series 2020-1 Class A
07/28/2024	3.500%	1,435,659	1,414,124
Toorak Mortgage Corp., Ltd.(a),(f)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	21,000,000	20,269,106
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	9.638%	5,000,000	5,215,367
CMO Series 2021-2 Class M2
1-month USD LIBOR + 5.500% Floor 5.500% 10/25/2033	10.638%	10,000,000	10,271,442
Subordinated CMO Series 2021-1 Class B1
1-month USD LIBOR + 4.500% Floor 4.500% 08/25/2033	9.638%	22,926,000	23,188,633
Subordinated CMO Series 2021-2 Class B1
1-month USD LIBOR + 7.500% Floor 7.500% 10/25/2033	12.638%	7,100,000	7,274,960
VCAT Asset Securitization LLC(a),(f)
CMO Series 2021-NPL3 Class A2
05/25/2051	3.967%	3,980,000	3,366,385
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	11,913,835	10,928,412

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VCAT LLC(a),(f)
CMO Series 2021-NPL2 Class A2
03/27/2051	4.212%	5,500,000	4,795,662
Vericrest Opportunity Loan Transferee(a),(f)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	7,876,015	7,413,012
Vericrest Opportunity Loan Transferee XCIV LLC(a),(f)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	10,918,526	10,392,212
Vericrest Opportunity Loan Transferee XCVI LLC(a),(f)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	17,824,203	16,820,245
Vericrest Opportunity Loan Transferee XCVII LLC(a),(f)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	15,554,426	14,304,593
Verus Securitization Trust(a)
CMO Series 2021-R2 Class M1
02/25/2064	2.244%	3,781,000	3,030,373
Subordinated CMO Series 2020-INV1 Class B1
03/25/2060	5.750%	1,050,000	967,699
Subordinated CMO Series 2020-INV1 Class B2
03/25/2060	6.000%	3,150,000	2,903,581
Verus Securitization Trust(a),(f)
Subordinated CMO Series 2019-4 Class B1
11/25/2059	3.860%	4,150,000	3,563,707
Subordinated CMO Series 2020-1 Class B1
01/25/2060	3.624%	6,000,000	4,714,585
Subordinated CMO Series 2020-4 Class B2
05/25/2065	5.600%	2,000,000	1,522,944
Subordinated CMO Series 2023-1 Class B1
12/25/2067	7.005%	7,000,000	6,371,292
Subordinated CMO Series 2023-INV1 Class B1
02/25/2068	7.653%	4,198,000	3,895,829
Subordinated Series 2021-5 Class B1
09/25/2066	3.037%	3,800,000	2,280,572
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-5 Class B2
09/25/2066	3.941%	3,500,000	2,120,545
Visio Trust(a),(f)
CMO Series 2019-2 Class M1
11/25/2054	3.260%	1,400,000	1,182,156
Subordinated CMO Series 2019-2 Class B1
11/25/2054	3.910%	1,200,000	1,021,180
Vista Point Securitization Trust(a),(f)
Subordinated CMO Series 2020-1 Class B1
03/25/2065	5.365%	2,000,000	1,924,788
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $1,428,212,888)			1,360,415,663

Call Option Contracts Purchased 1.7%
Value ($)
(Cost $70,258,181)	42,748,991

Put Option Contracts Purchased 0.2%

(Cost $5,500,000)	3,514,000

Money Market Funds 2.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(i),(j)	63,678,486	63,646,647
Total Money Market Funds (Cost $63,638,109)		63,646,647
Total Investments in Securities (Cost: $5,206,507,707)		4,867,995,813
Other Assets & Liabilities, Net		(2,361,300,326)
Net Assets		2,506,695,487

At May 31, 2023, securities and/or cash totaling $187,957,300 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	9,432	09/2023	USD	1,941,370,884	—	(3,138,912)
U.S. Treasury Ultra Bond	1,316	09/2023	USD	180,127,500	2,496,349	—
Total					2,496,349	(3,138,912)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	19

Portfolio of Investments  (continued)
May 31, 2023
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(27,223)	09/2023	USD	(3,116,182,781)	—	(9,849,274)
U.S. Treasury 5-Year Note	(265)	09/2023	USD	(28,905,703)	—	(166,240)
Total					—	(10,015,514)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	202,000,000	202,000,000	2.75	06/26/2023	6,559,951	118,574
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	74,220,000	74,220,000	2.75	07/11/2023	2,597,700	103,292
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	325,000,000	325,000,000	2.00	08/03/2023	5,476,250	103,285
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	190,000,000	190,000,000	3.50	10/27/2023	6,745,000	6,392,588
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	150,000,000	150,000,000	3.50	10/27/2023	5,700,000	5,046,780
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	120,290,000	120,290,000	3.30	11/14/2023	3,849,280	3,139,581
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	470,000,000	470,000,000	3.30	11/30/2023	12,455,000	12,974,773
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	400,000,000	400,000,000	3.00	11/30/2023	12,300,000	6,872,520
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	175,000,000	175,000,000	3.00	12/01/2023	6,037,500	3,023,598
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	250,000,000	250,000,000	3.00	01/10/2024	8,537,500	4,974,000
Total							70,258,181	42,748,991

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	500,000,000	500,000,000	3.75	08/25/2023	5,500,000	3,514,000

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(285,000,000)	(285,000,000)	2.90	6/05/2023	(1,710,000)	(1,197)
10-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	(370,000,000)	(370,000,000)	2.90	6/05/2023	(2,775,000)	(1,554)
Total							(4,485,000)	(2,751)

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(182,500,000)	(182,500,000)	3.30	06/15/2023	(1,250,126)	(2,355,163)
10-Year OTC interest rate swap with JPMorgan to receive exercise rate and pay SOFR	JPMorgan	USD	(180,000,000)	(180,000,000)	3.30	06/15/2023	(1,260,000)	(2,322,900)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(380,000,000)	(380,000,000)	3.25	06/12/2023	(2,850,000)	(5,657,250)
5-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(330,000,000)	(330,000,000)	3.45	06/01/2023	(1,551,000)	(1,619,376)
Total							(6,911,126)	(11,954,689)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	10,000,000	2,765,042	(5,833)	323,877	—	2,435,332	—
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	20,500,000	5,668,336	(11,958)	5,185,182	—	471,196	—
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	50,000,000	13,825,209	(29,166)	13,493,600	—	302,443	—
Markit CMBX North America Index, Series 11 BBB-	Goldman Sachs International	11/18/2054	3.000	Monthly	USD	10,000,000	2,765,041	(5,833)	1,516,969	—	1,242,239	—
Total							25,023,628	(52,790)	20,519,628	—	4,451,210	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 40	Morgan Stanley	06/20/2028	5.000	Quarterly	USD	96,500,000	(2,162,356)	—	—	—	(2,162,356)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	16.577	USD	10,000,000	(3,277,606)	5,833	—	(2,133,680)	—	(1,138,093)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	16.577	USD	40,000,000	(13,110,428)	23,333	—	(4,734,311)	—	(8,352,784)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	16.577	USD	10,000,000	(3,277,607)	5,833	—	(1,673,235)	—	(1,598,539)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	8,800,000	(2,884,294)	5,133	—	(1,993,545)	—	(885,616)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	21

Portfolio of Investments  (continued)
May 31, 2023
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	10,000,000	(3,277,607)	5,833	—	(1,876,233)	—	(1,395,541)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	16,500,000	(5,408,051)	9,625	—	(3,190,107)	—	(2,208,319)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	13,000,000	(4,260,888)	7,583	—	(2,001,825)	—	(2,251,480)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	16.577	USD	26,500,000	(8,685,658)	15,458	—	(4,849,457)	—	(3,820,743)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	70.861	USD	2,550,000	(543,704)	1,488	—	(204,041)	—	(338,175)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	70.861	USD	5,000,000	(1,066,084)	2,917	—	(262,653)	—	(800,514)
Markit CMBX North America Index, Series 8 BBB-	Morgan Stanley	10/17/2057	3.000	Monthly	22.655	USD	2,750,000	(598,582)	1,604	—	(558,984)	—	(37,994)
Total								(46,390,509)	84,640	—	(23,478,071)	—	(22,827,798)
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2023, the total value of these securities amounted to $1,797,124,518, which represents 71.69% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of May 31, 2023.
(c)	Security represents a pool of loans that generate cash payments generally over fixed periods of time. Such securities entitle the security holders to receive distributions (i.e. principal and interest, net of fees and expenses) that are tied to the payments made by the borrower on the underlying loans. Due to the structure of the security the cash payments received are not known until the time of payment. The interest rate shown is the stated coupon rate as of May 31, 2023 and is not reflective of the cash flow payments.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2023, the total value of these securities amounted to $47,147,369, which represents 1.88% of total net assets.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2023.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at May 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Notes to Portfolio of Investments  (continued)
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	218,546,293	2,047,281,583	(2,202,189,426)	8,197	63,646,647	(19,706)	4,954,100	63,678,486
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	23

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	307,468,834	41,377,838	348,846,672
Commercial Mortgage-Backed Securities - Agency	—	3,344,289	—	3,344,289
Commercial Mortgage-Backed Securities - Non-Agency	—	113,464,540	—	113,464,540
Residential Mortgage-Backed Securities - Agency	—	2,932,015,011	—	2,932,015,011
Residential Mortgage-Backed Securities - Non-Agency	—	1,225,599,271	134,816,392	1,360,415,663
Call Option Contracts Purchased	—	42,748,991	—	42,748,991
Put Option Contracts Purchased	—	3,514,000	—	3,514,000
Money Market Funds	63,646,647	—	—	63,646,647
Total Investments in Securities	63,646,647	4,628,154,936	176,194,230	4,867,995,813
Investments in Derivatives
Asset
Futures Contracts	2,496,349	—	—	2,496,349
Swap Contracts	—	4,451,210	—	4,451,210
Liability
Futures Contracts	(13,154,426)	—	—	(13,154,426)
Call Option Contracts Written	—	(2,751)	—	(2,751)
Put Option Contracts Written	—	(11,954,689)	—	(11,954,689)
Swap Contracts	—	(24,990,154)	—	(24,990,154)
Total	52,988,570	4,595,658,552	176,194,230	4,824,841,352
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 05/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 05/31/2023 ($)
Asset-Backed Securities — Non-Agency	154,202,529	(61,228,496)	(69,518,568)	56,525,943	10,754,490	(49,358,060)	-	-	41,377,838
Residential Mortgage-Backed Securities — Non-Agency	232,604,003	217,254	35,443	(2,253,649)	24,639,749	(120,426,408)	-	-	134,816,392
Total	386,806,532	(61,011,242)	(69,483,125)	54,272,294	35,394,239	(169,784,468)	-	-	176,194,230
(a) Change in unrealized appreciation (depreciation) relating to securities held at May 31, 2023 was $23,320,409, which is comprised of Asset Backed Securities - Non-Agency of $25,758,210 and Residential Mortgage-Backed Securities -Non-Agency of $(2,437,801).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential mortgage backed securities and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Mortgage Opportunities Fund | Annual Report 2023

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,067,111,417)	$4,758,086,175
Affiliated issuers (cost $63,638,109)	63,646,647
Option contracts purchased (cost $75,758,181)	46,262,991
Cash	7,543,260
Cash collateral held at broker for:
Swap contracts	3,150,000
Option contracts written	4,280,000
TBA	74,236,016
Other(a)	36,412,000
Margin deposits on:
Futures contracts	63,701,715
Swap contracts	6,177,569
Unrealized appreciation on swap contracts	4,451,210
Upfront payments on swap contracts	20,519,628
Receivable for:
Investments sold	159,046
Capital shares sold	1,981,963
Dividends	494,867
Interest	14,471,587
Variation margin for futures contracts	4,501,702
Variation margin for swap contracts	128,526
Prepaid expenses	13,078
Total assets	5,110,217,980
Liabilities
Option contracts written, at value (premiums received $11,396,126)	11,957,440
Unrealized depreciation on swap contracts	22,827,798
Upfront receipts on swap contracts	23,478,071
Payable for:
Investments purchased	14,489,662
Investments purchased on a delayed delivery basis	2,512,162,371
Capital shares purchased	6,141,289
Variation margin for futures contracts	12,001,156
Management services fees	43,426
Distribution and/or service fees	3,784
Transfer agent fees	226,970
Compensation of board members	93,920
Other expenses	96,606
Total liabilities	2,603,522,493
Net assets applicable to outstanding capital stock	$2,506,695,487
Represented by
Paid in capital	3,489,713,977
Total distributable earnings (loss)	(983,018,490)
Total - representing net assets applicable to outstanding capital stock	$2,506,695,487
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	25

Statement of Assets and Liabilities  (continued)
May 31, 2023
Class A
Net assets	$351,898,420
Shares outstanding	43,770,485
Net asset value per share	$8.04
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$8.29
Advisor Class
Net assets	$148,829,835
Shares outstanding	18,538,890
Net asset value per share	$8.03
Class C
Net assets	$50,691,036
Shares outstanding	6,307,947
Net asset value per share	$8.04
Institutional Class
Net assets	$1,342,560,332
Shares outstanding	167,100,972
Net asset value per share	$8.03
Institutional 2 Class
Net assets	$419,705,892
Shares outstanding	52,260,333
Net asset value per share	$8.03
Institutional 3 Class
Net assets	$193,009,972
Shares outstanding	24,011,497
Net asset value per share	$8.04

(a)	Includes collateral related to option contracts purchased, option contracts written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Mortgage Opportunities Fund | Annual Report 2023

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$6,330,344
Dividends — affiliated issuers	4,954,100
Interest	209,464,723
Interfund lending	4,419
Total income	220,753,586
Expenses:
Management services fees	18,293,480
Distribution and/or service fees
Class A	917,143
Class C	610,999
Transfer agent fees
Class A	376,764
Advisor Class	214,829
Class C	62,730
Institutional Class	1,595,961
Institutional 2 Class	253,365
Institutional 3 Class	15,175
Compensation of board members	65,631
Custodian fees	63,986
Printing and postage fees	187,659
Registration fees	199,647
Accounting services fees	50,490
Legal fees	52,004
Interest on collateral	724,425
Compensation of chief compliance officer	501
Other	55,925
Total expenses	23,740,714
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(167,103)
Expense reduction	(20)
Total net expenses	23,573,591
Net investment income	197,179,995
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(156,618,575)
Investments — affiliated issuers	(19,706)
Futures contracts	(208,796,708)
Option contracts purchased	(29,754,494)
Option contracts written	(39,361,963)
Swap contracts	(53,593,161)
Net realized loss	(488,144,607)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(103,366,644)
Investments — affiliated issuers	8,197
Forward sale commitments	7,447,265
Futures contracts	(8,869,089)
Option contracts purchased	(23,008,970)
Option contracts written	45,596,485
Swap contracts	(3,276,654)
Net change in unrealized appreciation (depreciation)	(85,469,410)
Net realized and unrealized loss	(573,614,017)
Net decrease in net assets resulting from operations	$(376,434,022)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	27

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$197,179,995	$201,714,621
Net realized loss	(488,144,607)	(159,961,741)
Net change in unrealized appreciation (depreciation)	(85,469,410)	(391,101,621)
Net decrease in net assets resulting from operations	(376,434,022)	(349,348,741)
Distributions to shareholders
Net investment income and net realized gains
Class A	(24,674,274)	(15,264,078)
Advisor Class	(14,075,726)	(18,693,751)
Class C	(3,603,885)	(3,049,711)
Institutional Class	(106,156,971)	(111,364,858)
Institutional 2 Class	(31,267,712)	(31,642,312)
Institutional 3 Class	(17,108,035)	(18,896,928)
Total distributions to shareholders	(196,886,603)	(198,911,638)
Increase (decrease) in net assets from capital stock activity	(829,079,379)	476,133,368
Total decrease in net assets	(1,402,400,004)	(72,127,011)
Net assets at beginning of year	3,909,095,491	3,981,222,502
Net assets at end of year	$2,506,695,487	$3,909,095,491
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Mortgage Opportunities Fund | Annual Report 2023

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	20,787,809	181,705,951	38,999,287	406,944,552
Distributions reinvested	2,940,103	24,662,667	1,480,236	15,255,621
Redemptions	(22,703,765)	(192,945,494)	(15,320,599)	(157,908,941)
Net increase	1,024,147	13,423,124	25,158,924	264,291,232
Advisor Class
Subscriptions	8,214,755	70,299,900	22,674,673	237,290,697
Distributions reinvested	1,664,639	14,055,653	1,802,248	18,671,922
Redemptions	(25,355,349)	(217,252,053)	(29,584,615)	(304,569,303)
Net decrease	(15,475,955)	(132,896,500)	(5,107,694)	(48,606,684)
Class C
Subscriptions	920,257	7,803,452	2,816,093	29,802,151
Distributions reinvested	427,612	3,590,282	292,117	3,022,837
Redemptions	(3,003,946)	(25,446,529)	(1,762,205)	(18,009,594)
Net increase (decrease)	(1,656,077)	(14,052,795)	1,346,005	14,815,394
Institutional Class
Subscriptions	94,374,552	797,976,808	167,893,736	1,751,722,439
Distributions reinvested	12,455,172	104,797,230	10,682,012	110,463,436
Redemptions	(164,127,766)	(1,398,778,903)	(138,750,909)	(1,410,271,854)
Net increase (decrease)	(57,298,042)	(496,004,865)	39,824,839	451,914,021
Institutional 2 Class
Subscriptions	28,013,811	239,552,014	39,473,192	410,487,335
Distributions reinvested	3,715,773	31,221,508	3,061,126	31,617,889
Redemptions	(46,790,133)	(406,914,625)	(48,368,850)	(502,357,562)
Net decrease	(15,060,549)	(136,141,103)	(5,834,532)	(60,252,338)
Institutional 3 Class
Subscriptions	10,650,344	93,263,692	13,714,243	145,223,510
Distributions reinvested	2,010,075	16,938,515	1,803,629	18,771,991
Redemptions	(20,145,074)	(173,609,447)	(29,443,098)	(310,023,758)
Net decrease	(7,484,655)	(63,407,240)	(13,925,226)	(146,028,257)
Total net increase (decrease)	(95,951,131)	(829,079,379)	41,462,316	476,133,368
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$9.59	0.56	(1.54)	(0.98)	(0.57)	—	(0.57)
Year Ended 5/31/2022	$10.87	0.48	(1.30)	(0.82)	(0.40)	(0.06)	(0.46)
Year Ended 5/31/2021	$9.35	0.47	1.66	2.13	(0.43)	(0.18)	(0.61)
Year Ended 5/31/2020	$10.19	0.40	(0.85)	(0.45)	(0.31)	(0.08)	(0.39)
Year Ended 5/31/2019	$9.93	0.44	0.25	0.69	(0.40)	(0.03)	(0.43)
Advisor Class
Year Ended 5/31/2023	$9.58	0.59	(1.55)	(0.96)	(0.59)	—	(0.59)
Year Ended 5/31/2022	$10.86	0.49	(1.28)	(0.79)	(0.43)	(0.06)	(0.49)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Class C
Year Ended 5/31/2023	$9.58	0.50	(1.53)	(1.03)	(0.51)	—	(0.51)
Year Ended 5/31/2022	$10.87	0.39	(1.30)	(0.91)	(0.32)	(0.06)	(0.38)
Year Ended 5/31/2021	$9.35	0.40	1.65	2.05	(0.35)	(0.18)	(0.53)
Year Ended 5/31/2020	$10.19	0.32	(0.84)	(0.52)	(0.24)	(0.08)	(0.32)
Year Ended 5/31/2019	$9.93	0.37	0.24	0.61	(0.32)	(0.03)	(0.35)
Institutional Class
Year Ended 5/31/2023	$9.58	0.59	(1.55)	(0.96)	(0.59)	—	(0.59)
Year Ended 5/31/2022	$10.86	0.49	(1.28)	(0.79)	(0.43)	(0.06)	(0.49)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.19	0.42	(0.84)	(0.42)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.93	0.47	0.24	0.71	(0.42)	(0.03)	(0.45)
Institutional 2 Class
Year Ended 5/31/2023	$9.58	0.59	(1.54)	(0.95)	(0.60)	—	(0.60)
Year Ended 5/31/2022	$10.86	0.50	(1.29)	(0.79)	(0.43)	(0.06)	(0.49)
Year Ended 5/31/2021	$9.35	0.50	1.65	2.15	(0.46)	(0.18)	(0.64)
Year Ended 5/31/2020	$10.18	0.42	(0.83)	(0.41)	(0.34)	(0.08)	(0.42)
Year Ended 5/31/2019	$9.92	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Mortgage Opportunities Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$8.04	(10.26%)	1.03%(c)	1.03%(c),(d)	6.60%	624%	$351,898
Year Ended 5/31/2022	$9.59	(7.79%)	0.99%(c)	0.99%(c),(d)	4.58%	340%	$409,868
Year Ended 5/31/2021	$10.87	23.28%	1.01%(c)	1.00%(c),(d)	4.56%	496%	$191,161
Year Ended 5/31/2020	$9.35	(4.54%)	1.04%(c),(e)	1.01%(c),(e)	3.97%	819%	$92,796
Year Ended 5/31/2019	$10.19	7.12%	1.08%(c)	1.01%(c)	4.41%	528%	$123,926
Advisor Class
Year Ended 5/31/2023	$8.03	(10.04%)	0.78%(c)	0.77%(c),(d)	6.86%	624%	$148,830
Year Ended 5/31/2022	$9.58	(7.56%)	0.74%(c)	0.74%(c),(d)	4.65%	340%	$325,742
Year Ended 5/31/2021	$10.86	23.48%	0.76%(c)	0.75%(c),(d)	4.79%	496%	$424,803
Year Ended 5/31/2020	$9.35	(4.20%)	0.78%(c),(e)	0.76%(c),(e)	4.20%	819%	$146,447
Year Ended 5/31/2019	$10.18	7.39%	0.84%(c)	0.76%(c)	4.69%	528%	$196,808
Class C
Year Ended 5/31/2023	$8.04	(10.84%)	1.78%(c)	1.78%(c),(d)	5.85%	624%	$50,691
Year Ended 5/31/2022	$9.58	(8.57%)	1.74%(c)	1.74%(c),(d)	3.70%	340%	$76,327
Year Ended 5/31/2021	$10.87	22.37%	1.76%(c)	1.75%(c),(d)	3.82%	496%	$71,915
Year Ended 5/31/2020	$9.35	(5.26%)	1.79%(c),(e)	1.76%(c),(e)	3.26%	819%	$40,482
Year Ended 5/31/2019	$10.19	6.32%	1.84%(c)	1.76%(c)	3.69%	528%	$32,543
Institutional Class
Year Ended 5/31/2023	$8.03	(10.04%)	0.78%(c)	0.77%(c),(d)	6.84%	624%	$1,342,560
Year Ended 5/31/2022	$9.58	(7.56%)	0.74%(c)	0.74%(c),(d)	4.72%	340%	$2,150,404
Year Ended 5/31/2021	$10.86	23.48%	0.76%(c)	0.75%(c),(d)	4.80%	496%	$2,005,278
Year Ended 5/31/2020	$9.35	(4.29%)	0.78%(c),(e)	0.76%(c),(e)	4.23%	819%	$752,376
Year Ended 5/31/2019	$10.19	7.38%	0.84%(c)	0.76%(c)	4.71%	528%	$694,646
Institutional 2 Class
Year Ended 5/31/2023	$8.03	(10.01%)	0.74%(c)	0.74%(c)	6.87%	624%	$419,706
Year Ended 5/31/2022	$9.58	(7.52%)	0.70%(c)	0.70%(c)	4.76%	340%	$644,830
Year Ended 5/31/2021	$10.86	23.53%	0.72%(c)	0.71%(c)	4.82%	496%	$794,473
Year Ended 5/31/2020	$9.35	(4.15%)	0.74%(c),(e)	0.71%(c),(e)	4.26%	819%	$203,390
Year Ended 5/31/2019	$10.18	7.45%	0.77%(c)	0.70%(c)	4.70%	528%	$150,092
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	31

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$9.59	0.60	(1.55)	(0.95)	(0.60)	—	(0.60)
Year Ended 5/31/2022	$10.87	0.49	(1.27)	(0.78)	(0.44)	(0.06)	(0.50)
Year Ended 5/31/2021	$9.35	0.51	1.66	2.17	(0.47)	(0.18)	(0.65)
Year Ended 5/31/2020	$10.19	0.43	(0.84)	(0.41)	(0.35)	(0.08)	(0.43)
Year Ended 5/31/2019	$9.93	0.47	0.25	0.72	(0.43)	(0.03)	(0.46)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2023	5/31/2022	5/31/2021	5/31/2020	5/31/2019
Class A	0.03%	less than 0.01%	less than 0.01%	0.01%	0.01%
Advisor Class	0.02%	less than 0.01%	less than 0.01%	0.01%	0.01%
Class C	0.03%	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional Class	0.02%	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional 2 Class	0.03%	less than 0.01%	less than 0.01%	0.01%	0.01%
Institutional 3 Class	0.02%	less than 0.01%	less than 0.01%	0.01%	0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Mortgage Opportunities Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$8.04	(9.95%)	0.69%(c)	0.68%(c)	6.96%	624%	$193,010
Year Ended 5/31/2022	$9.59	(7.47%)	0.65%(c)	0.65%(c)	4.65%	340%	$301,924
Year Ended 5/31/2021	$10.87	23.71%	0.67%(c)	0.66%(c)	4.92%	496%	$493,593
Year Ended 5/31/2020	$9.35	(4.20%)	0.69%(c),(e)	0.66%(c),(e)	4.36%	819%	$215,799
Year Ended 5/31/2019	$10.19	7.49%	0.72%(c)	0.65%(c)	4.71%	528%	$205,730
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Annual Report 2023	33

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
34	Columbia Mortgage Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Mortgage Opportunities Fund | Annual Report 2023	35

Notes to Financial Statements  (continued)
May 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to hedge certain Fund investment exposures, to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
36	Columbia Mortgage Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Columbia Mortgage Opportunities Fund | Annual Report 2023	37

Notes to Financial Statements  (continued)
May 31, 2023
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer, to reduce overall credit exposure or to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
38	Columbia Mortgage Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	4,451,210*
Credit risk	Upfront payments on swap contracts	20,519,628
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	2,496,349*
Interest rate risk	Investments, at value — Option contracts purchased	46,262,991
Total		73,730,178

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	24,990,154*
Credit risk	Upfront receipts on swap contracts	23,478,071
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	13,154,426*
Interest rate risk	Option contracts written, at value	11,957,440
Total		73,580,091

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended May 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(53,593,161)	(53,593,161)
Interest rate risk	(208,796,708)	(29,754,494)	(39,361,963)	—	(277,913,165)
Total	(208,796,708)	(29,754,494)	(39,361,963)	(53,593,161)	(331,506,326)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(3,276,654)	(3,276,654)
Interest rate risk	(8,869,089)	(23,008,970)	45,596,485	—	13,718,426
Total	(8,869,089)	(23,008,970)	45,596,485	(3,276,654)	10,441,772
Columbia Mortgage Opportunities Fund | Annual Report 2023	39

Notes to Financial Statements  (continued)
May 31, 2023
The following table is a summary of the average outstanding volume by derivative instrument for the year ended May 31, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,102,240,018
Futures contracts — short	2,572,345,894
Credit default swap contracts — buy protection	286,412,500
Credit default swap contracts — sell protection	267,787,500

Derivative instrument	Average value ($)*
Option contracts purchased	46,160,152
Option contracts written	(12,509,238)

*	Based on the ending quarterly outstanding amounts for the year ended May 31, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested
40	Columbia Mortgage Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of May 31, 2023:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	JPMorgan ($)(a)	JPMorgan ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	128,526	-	128,526
Call option contracts purchased	37,774,991	-	-	-	-	-	4,974,000	42,748,991
Put option contracts purchased	-	-	-	-	-	-	3,514,000	3,514,000
OTC credit default swap contracts (c)	-	22,211,630	2,759,208	-	-	-	-	24,970,838
Total assets	37,774,991	22,211,630	2,759,208	-	-	128,526	8,488,000	71,362,355
Liabilities
Call option contracts written	1,197	-	-	-	-	-	1,554	2,751
Put option contracts written	2,355,163	-	-	2,322,900	-	-	7,276,626	11,954,689
OTC credit default swap contracts (c)	-	16,358,868	-	-	3,271,774	-	26,675,227	46,305,869
Total liabilities	2,356,360	16,358,868	-	2,322,900	3,271,774	-	33,953,407	58,263,309
Total financial and derivative net assets	35,418,631	5,852,762	2,759,208	(2,322,900)	(3,271,774)	128,526	(25,465,407)	13,099,046
Total collateral received (pledged) (d)	20,315,000	5,720,000	2,750,000	(2,322,900)	(3,150,000)	-	(25,465,407)	(2,153,307)
Net amount (e)	15,103,631	132,762	9,208	-	(121,774)	128,526	-	15,252,353

Columbia Mortgage Opportunities Fund | Annual Report 2023	41

Notes to Financial Statements  (continued)
May 31, 2023
(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
42	Columbia Mortgage Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.535% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.632% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
Columbia Mortgage Opportunities Fund | Annual Report 2023	43

Notes to Financial Statements  (continued)
May 31, 2023
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25% and 1.00% of the Fund’s average daily net assets attributable to Class A and Class C shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $297,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00(a)	156,360
Class C	—	1.00(b)	11,818

44	Columbia Mortgage Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through September 30, 2023
Class A	1.00%
Advisor Class	0.75
Class C	1.75
Institutional Class	0.75
Institutional 2 Class	0.71
Institutional 3 Class	0.66
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and investments in partnerships and/or grantor trusts.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,792,887)	2,792,888	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Mortgage Opportunities Fund | Annual Report 2023	45

Notes to Financial Statements  (continued)
May 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
196,886,603	—	196,886,603	198,911,638	—	198,911,638
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
15,200,807	—	(615,532,304)	(382,596,663)
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
5,204,479,572	69,813,292	(452,409,955)	(382,596,663)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(347,414,695)	(268,117,609)	(615,532,304)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $29,028,279,832 and $28,286,940,894, respectively, for the year ended May 31, 2023, of which $28,626,311,540 and $26,808,032,824, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
46	Columbia Mortgage Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	4,225,000	4.51	8
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
Columbia Mortgage Opportunities Fund | Annual Report 2023	47

Notes to Financial Statements  (continued)
May 31, 2023
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
LIBOR replacement risk
The elimination of London Inter-Bank Offered Rate (LIBOR), among other "inter-bank offered" reference rates, may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority and the ICE Benchmark Administration have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. A subset of non-U.S. dollar LIBOR settings is continuing to be published on a “synthetic” basis and it is possible that a subset of U.S. dollar LIBOR settings will also be published after June 30, 2023 on a “synthetic” basis. Any such publications are, or would be considered, non-representative of the underlying market. Markets are slowly developing in response to the elimination of LIBOR. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. These risks are likely to persist until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become more settled. Alternatives to LIBOR have been established or are in development in most major currencies, including the Secured Overnight Financing Rate (SOFR), which the U.S. Federal Reserve is promoting as the alternative reference rate to U.S. dollar LIBOR.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
48	Columbia Mortgage Opportunities Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Mortgage Opportunities Fund | Annual Report 2023	49

Notes to Financial Statements  (continued)
May 31, 2023
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
50	Columbia Mortgage Opportunities Fund | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Mortgage Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mortgage Opportunities Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Mortgage Opportunities Fund | Annual Report 2023	51

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
52	Columbia Mortgage Opportunities Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Columbia Mortgage Opportunities Fund | Annual Report 2023	53

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
54	Columbia Mortgage Opportunities Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
Columbia Mortgage Opportunities Fund | Annual Report 2023	55

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
56	Columbia Mortgage Opportunities Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
Columbia Mortgage Opportunities Fund | Annual Report 2023	57

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
58	Columbia Mortgage Opportunities Fund | Annual Report 2023

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Columbia Mortgage Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN251_05_N01_(07/23)

Annual Report
May 31, 2023
Columbia Flexible Capital Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Flexible Capital Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Flexible Capital Income Fund  |  Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2011
Grace Lee, CAIA
Co-Portfolio Manager
Managed Fund since 2020
Average annual total returns (%) (for the period ended May 31, 2023)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/28/11	-8.30	5.06	6.08
	Including sales charges		-13.58	3.83	5.45
Advisor Class		11/08/12	-8.11	5.33	6.35
Class C	Excluding sales charges	07/28/11	-9.01	4.28	5.29
	Including sales charges		-9.86	4.28	5.29
Institutional Class		07/28/11	-8.06	5.33	6.35
Institutional 2 Class		11/08/12	-8.08	5.36	6.39
Institutional 3 Class*		03/01/17	-7.96	5.42	6.30
Class R		07/28/11	-8.54	4.80	5.81
Blended Benchmark			-2.08	5.95	6.93
Bloomberg U.S. Aggregate Bond Index			-2.14	0.81	1.39
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg U.S. Corporate Investment Grade & High Yield Index and the Bloomberg U.S. Convertible Composite Index. The Russell 1000 Value Index measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg U.S. Corporate Investment Grade & High Yield Index measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg U.S. Aggregate Bond Index measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Flexible Capital Income Fund | Annual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (May 31, 2013 — May 31, 2023)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Flexible Capital Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at May 31, 2023)
Common Stocks	43.2
Convertible Bonds	13.0
Convertible Preferred Stocks	7.5
Corporate Bonds & Notes	35.7
Money Market Funds	0.0(a)
Preferred Debt	0.6
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Flexible Capital Income Fund | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended May 31, 2023, Class A shares of Columbia Flexible Capital Income Fund returned -8.30% excluding sales charges. During the same time period, the Fund underperformed its Blended Benchmark which returned -2.08%, as well as the Bloomberg U.S. Aggregate Bond Index, which returned -2.14%.
Market overview
U.S. equities seesawed through the 12-month period ending May 31, 2023, struggling to maintain positive momentum despite frequent rallies that brought major benchmarks above break-even. Although investors grappled with a variety of worries, the market trajectory both up and down was driven predominantly by cross currents centered on evolving expectations for inflation and the path of U.S. Federal Reserve (Fed) interest-rate hikes.
Despite the relatively steady pace of interest rate hikes that began to unfold during the period, sentiment occasionally did improve as the period progressed. Positives included hints of so-called “peak inflation” and attractive valuations, as well as hopes that China’s economy would reopen after an extended zero-COVID-19 lockdown that gummed up global trade and contributed to cost pressures affecting economies worldwide. Better-than-feared earnings results and guidance helped sentiment, particularly from bellwethers like Alphabet and Microsoft as well as retailers like Walmart and Target early in the period. But most of the upside was sparked by investors’ interpretation of U.S. Federal Reserve (Fed) Chair Powell’s remarks after the Federal Open Market Committee announced an anticipated 75 basis point rate hike at the end of July 2022. (A basis point is 1/100 of a percent.) What many seemingly heard were hints that rate hikes would slow in concert with softening economic growth. That takeaway evaporated a month later when Powell spoke at a symposium in Jackson Hole, Wyoming and prioritized fighting inflation no matter how much pain the economy might suffer. His inflation-fighting resolve was confirmed by an additional 75 basis point hike in September, along with a dot-plot showing no expectations for rate cuts until 2024.
Equities continued to deliver lumpy results and briefly turned higher into the start of 2023 as investors yet again seemed comfortable with the notion of a softer landing, based on better-than-expected earnings, as well as constructive inflation and economic data. But that bout of optimism proved short-lived during February 2023, as a blowout January employment report and continued higher-for-longer messaging from the Fed, along with mixed earnings reports and geopolitical uncertainties, weighed on sentiment. Then in March, banking sector turmoil dominated headlines as two banks failed quickly. While intervention to guarantee uninsured deposits and to provide emergency liquidity helped to limit any broader banking contagion, regional bank stocks still suffered. However, the bank crisis brought with it a rate reprieve and heightened expectations for a Fed pivot, providing a tailwind for technology and other growth-oriented stocks with future earnings that are currently made more attractive by lower interest rates. Even though the final rate hike of the period on May 3 brought the target federal funds rate upper bound to 5.25% – a level not seen since mid-2006 – sentiment for high-growth stocks remained intact.
Headwinds swirling throughout the end of the period included protracted wrangling between the White House and Republican leaders about efforts to raise the debt ceiling and avoid default on U.S. Treasury obligations.  Lingering fears of more turmoil in the banking sector, dampened China’s reopening momentum and persistent signs of an imminent recession added heft to downside expectations. Better-than-expected first quarter 2023 earnings reports and upbeat guidance helped offset some of these worries, as did resilient consumer spending and a last-minute agreement in principle on May 27 that would suspend the debt ceiling until January 2025.
The Fund’s notable detractors during the period
•	The Fund’s equities exposure was the largest area of detraction for the Fund during the period. The Fund’s fixed income and convertible securities holdings also weighed on results.
•	The largest detractors within the Fund’s equities holdings included sustainable energy company Enviva, Inc., household durables company Newell Brands, Inc., regional bank M&T Bank Corp. and fertilizer company Nutrien Ltd. The Fund sold its position in Enviva during the period.
•	Within fixed income, Fund holding tech hardware company Diebold Nixdorf, Inc. and software company Avaya, Inc. led detractors. The Fund sold its position in Avaya during the period.
Columbia Flexible Capital Income Fund | Annual Report 2023	5

Manager Discussion of Fund Performance  (continued)
(Unaudited)
•	Biotechnology company Clovis Oncology, Inc. and media company DISH Network Corp. were the top detractors among the Fund’s convertible securities holdings.
The Fund’s notable contributors during the period
•	From an asset class allocation perspective, the Fund’s holdings in preferred securities overall contributed most positively to returns during the period. Holdings that contributed most within the preferred space included medical devices company Boston Scientific Corp. and Citigroup Capital within the banking industry.
•	Within the Fund’s equity holdings, notable contributions came from semiconductor company Broadcom, Inc., pharmaceutical company Merck & Co., Inc., energy company Exxon Mobil Corp. and communications equipment company Cisco Systems, Inc.
•	Within the Fund’s convertible securities holdings, global cruise company Royal Caribbean Cruises, Ltd., pharmaceutical company Bridgebio Pharma, Inc. and interactive media company fuboTV, Inc. were top contributors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Convertible securities are subject to issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Flexible Capital Income Fund | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
December 1, 2022 — May 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	953.20	1,020.00	4.82	4.99	0.99
Advisor Class	1,000.00	1,000.00	954.80	1,021.24	3.61	3.73	0.74
Class C	1,000.00	1,000.00	949.90	1,016.26	8.46	8.75	1.74
Institutional Class	1,000.00	1,000.00	955.10	1,021.24	3.61	3.73	0.74
Institutional 2 Class	1,000.00	1,000.00	955.00	1,021.34	3.51	3.63	0.72
Institutional 3 Class	1,000.00	1,000.00	955.30	1,021.59	3.27	3.38	0.67
Class R	1,000.00	1,000.00	952.60	1,018.75	6.04	6.24	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Flexible Capital Income Fund | Annual Report 2023	7

Portfolio of Investments
May 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 42.4%
Issuer	Shares	Value ($)
Communication Services 2.2%
Diversified Telecommunication Services 1.6%
AT&T, Inc.	750,000	11,797,500
Verizon Communications, Inc.	260,000	9,263,800
Total		21,061,300
Media 0.6%
Comcast Corp., Class A	185,000	7,279,750
Total Communication Services		28,341,050
Consumer Discretionary 1.8%
Broadline Retail 0.4%
Macy’s, Inc.	375,000	5,096,250
Hotels, Restaurants & Leisure 0.5%
Darden Restaurants, Inc.	45,000	7,133,400
Household Durables 0.4%
Newell Brands, Inc.	550,000	4,570,500
Specialty Retail 0.5%
Home Depot, Inc. (The)	22,500	6,377,625
Total Consumer Discretionary		23,177,775
Consumer Staples 2.7%
Food Products 1.4%
Bunge Ltd.	75,000	6,948,000
Kraft Heinz Co. (The)	300,000	11,466,000
Total		18,414,000
Personal Care Products 0.3%
Kenvue, Inc.(a)	162,584	4,079,232
Tobacco 1.0%
Philip Morris International, Inc.	150,000	13,501,500
Total Consumer Staples		35,994,732
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 4.5%
Oil, Gas & Consumable Fuels 4.5%
Chesapeake Energy Corp.	90,000	6,772,500
Chevron Corp.	90,000	13,555,800
Exxon Mobil Corp.	190,000	19,414,200
Pioneer Natural Resources Co.	65,000	12,963,600
Valero Energy Corp.	60,000	6,422,400
Total		59,128,500
Total Energy		59,128,500
Financials 9.8%
Banks 2.6%
JPMorgan Chase & Co.	105,000	14,249,550
M&T Bank Corp.	110,000	13,107,600
New York Community Bancorp, Inc.	700,000	7,196,000
Total		34,553,150
Capital Markets 4.5%
Ares Capital Corp.	800,000	14,992,000
BlackRock, Inc.	11,000	7,233,050
Blackstone Secured Lending Fund	400,000	10,252,000
Blackstone, Inc.	77,500	6,637,100
Carlyle Group, Inc. (The)	250,000	6,852,500
Morgan Stanley	160,000	13,081,600
Total		59,048,250
Insurance 1.0%
MetLife, Inc.	260,000	12,883,000
Mortgage Real Estate Investment Trusts (REITS) 1.7%
Blackstone Mortgage Trust, Inc.	425,000	7,730,750
Starwood Property Trust, Inc.	800,000	14,040,000
Total		21,770,750
Total Financials		128,255,150
Health Care 4.9%
Biotechnology 1.7%
AbbVie, Inc.	90,000	12,416,400
Amgen, Inc.	45,000	9,929,250
Total		22,345,650
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 0.6%
Medtronic PLC	100,000	8,276,000
Pharmaceuticals 2.6%
Bristol-Myers Squibb Co.	150,000	9,666,000
Merck & Co., Inc.	125,000	13,801,250
Pfizer, Inc.	275,000	10,455,500
Total		33,922,750
Total Health Care		64,544,400
Industrials 3.1%
Aerospace & Defense 1.0%
Raytheon Technologies Corp.	140,000	12,899,600
Air Freight & Logistics 1.1%
United Parcel Service, Inc., Class B	82,500	13,777,500
Machinery 1.0%
AGCO Corp.	60,000	6,616,800
Stanley Black & Decker, Inc.	92,500	6,934,725
Total		13,551,525
Total Industrials		40,228,625
Information Technology 6.5%
Communications Equipment 1.0%
Cisco Systems, Inc.	275,000	13,659,250
Electronic Equipment, Instruments & Components 1.0%
Corning, Inc.	425,000	13,094,250
IT Services 1.1%
International Business Machines Corp.	115,000	14,787,850
Semiconductors & Semiconductor Equipment 2.8%
Broadcom, Inc.	17,500	14,139,300
QUALCOMM, Inc.	62,500	7,088,125
Texas Instruments, Inc.	85,000	14,779,800
Total		36,007,225
Technology Hardware, Storage & Peripherals 0.6%
HP, Inc.	260,000	7,555,600
Total Information Technology		85,104,175
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 1.9%
Chemicals 1.4%
Dow, Inc.	275,000	13,414,500
Nutrien Ltd.	100,000	5,270,000
Total		18,684,500
Metals & Mining 0.5%
Newmont Corp.	160,000	6,488,000
Total Materials		25,172,500
Real Estate 3.0%
Industrial REITs 0.6%
Prologis, Inc.	60,000	7,473,000
Real Estate Management & Development 0.0%
WeWork, Inc., Class A(a)	1,506,600	258,081
Residential REITs 0.6%
Invitation Homes, Inc.	250,000	8,470,000
Retail REITs 0.5%
Simon Property Group, Inc.	62,500	6,571,875
Specialized REITs 1.3%
American Tower Corp.	35,000	6,455,400
VICI Properties, Inc.	335,000	10,361,550
Total		16,816,950
Total Real Estate		39,589,906
Utilities 2.0%
Electric Utilities 1.5%
Duke Energy Corp.	70,000	6,250,300
Entergy Corp.	65,000	6,383,000
FirstEnergy Corp.	185,000	6,917,150
Total		19,550,450
Multi-Utilities 0.5%
DTE Energy Co.	65,000	6,994,000
Total Utilities		26,544,450
Total Common Stocks (Cost $534,746,556)		556,081,263

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2023	9

Portfolio of Investments  (continued)
May 31, 2023
Convertible Bonds 12.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.6%
American Airlines Group, Inc.
07/01/2025	6.500%	6,500,000	7,511,068
Automotive 0.5%
Lucid Group, Inc.(b)
12/15/2026	1.250%	5,500,000	2,662,000
Rivian Automotive, Inc.(b)
03/15/2029	4.625%	3,750,000	3,774,375
Total			6,436,375
Cable and Satellite 0.7%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	20,000,000	8,976,000
Diversified Manufacturing 1.1%
Bloom Energy Corp.(b)
06/01/2028	3.000%	6,800,000	6,940,080
Greenbrier Companies, Inc. (The)
04/15/2028	2.875%	8,500,000	6,927,500
Total			13,867,580
Electric 1.1%
Duke Energy Corp.(b)
04/15/2026	4.125%	7,200,000	7,128,000
FirstEnergy Corp.(b)
05/01/2026	4.000%	7,000,000	6,975,500
Total			14,103,500
Food and Beverage 0.7%
Post Holdings, Inc.(b)
08/15/2027	2.500%	9,500,000	9,620,650
Health Care 0.5%
CONMED Corp.(b)
06/15/2027	2.250%	6,500,000	6,877,000
Healthcare REIT 0.5%
Welltower OP LLC(b)
05/15/2028	2.750%	6,800,000	6,704,800
Independent Energy 0.0%
Chesapeake Energy Escrow
09/15/2026	0.000%	10,500,000	183,750
Leisure 1.1%
NCL Corp., Ltd.
02/15/2027	2.500%	9,300,000	7,495,800
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Caribbean Cruises Ltd.(b)
08/15/2025	6.000%	3,500,000	6,252,750
Total			13,748,550
Media and Entertainment 0.3%
fuboTV, Inc.
02/15/2026	3.250%	9,000,000	4,496,725
Other Financial Institutions 0.6%
RWT Holdings, Inc.
10/01/2025	5.750%	10,050,000	8,443,471
Other REIT 1.2%
PennyMac Corp.
03/15/2026	5.500%	16,500,000	14,074,706
Redwood Trust, Inc.(b)
06/15/2027	7.750%	2,000,000	1,637,500
Total			15,712,206
Pharmaceuticals 2.1%
Bridgebio Pharma, Inc.
03/15/2027	2.500%	2,000,000	1,406,200
BridgeBio Pharma, Inc.
02/01/2029	2.250%	15,500,000	9,368,200
Clovis Oncology, Inc.(c)
05/01/2025	0.000%	11,700,000	1,374,750
Cytokinetics, Inc.(b)
07/01/2027	3.500%	6,500,000	6,528,438
Mirum Pharmaceuticals, Inc.(b)
05/01/2029	4.000%	1,240,000	1,403,060
Tilray, Inc.
10/01/2023	5.000%	7,000,000	6,861,847
Total			26,942,495
Retailers 0.9%
Farfetch Ltd.
05/01/2027	3.750%	7,500,000	5,737,500
Wayfair, Inc.(b)
09/15/2027	3.250%	6,000,000	5,376,000
Total			11,113,500
Technology 0.9%
2U, Inc.
05/01/2025	2.250%	9,500,000	6,273,040
Infinera Corp.(b)
08/01/2028	3.750%	6,000,000	6,114,356
Total			12,387,396
Total Convertible Bonds (Cost $197,749,226)			167,125,066

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Convertible Preferred Stocks 7.4%
Issuer		Shares	Value ($)
Financials 1.4%
Banks 1.1%
Bank of America Corp.(d)	7.250%	12,500	14,500,000
Capital Markets 0.3%
AMG Capital Trust II	5.150%	87,500	4,294,500
Total Financials			18,794,500
Health Care 0.8%
Health Care Equipment & Supplies 0.8%
Becton Dickinson & Co.	6.000%	225,000	10,837,861
Total Health Care			10,837,861
Industrials 1.0%
Machinery 0.5%
Chart Industries, Inc., ADR	6.750%	135,000	6,412,500
Professional Services 0.5%
Clarivate PLC	5.250%	190,000	6,616,823
Total Industrials			13,029,323
Information Technology 0.6%
Electronic Equipment, Instruments & Components 0.6%
Coherent Corp.	6.000%	45,000	7,425,530
Total Information Technology			7,425,530
Utilities 3.6%
Electric Utilities 1.0%
NextEra Energy, Inc.	6.926%	300,000	13,614,000
Gas Utilities 1.5%
Spire, Inc.	7.500%	210,000	9,806,181
UGI Corp.	7.250%	150,000	9,976,500
Total			19,782,681
Multi-Utilities 1.1%
NiSource, Inc.	7.750%	135,000	13,625,550
Total Utilities			47,022,231
Total Convertible Preferred Stocks (Cost $114,562,800)			97,109,445

Corporate Bonds & Notes 35.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 2.1%
Bombardier, Inc.(b)
06/15/2026	7.125%	13,500,000	13,288,745
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rolls-Royce PLC(b)
10/15/2027	5.750%	7,020,000	6,837,129
Spirit AeroSystems, Inc.(b)
04/15/2025	7.500%	7,200,000	7,113,031
Total			27,238,905
Airlines 0.6%
American Airlines, Inc.(b)
02/15/2028	7.250%	7,500,000	7,344,012
Automotive 0.5%
Ford Motor Credit Co. LLC
03/06/2026	6.950%	7,107,000	7,120,559
Cable and Satellite 0.8%
Comcast Corp.
08/15/2025	3.375%	7,500,000	7,290,390
Telesat Canada/LLC(b)
10/15/2027	6.500%	7,114,000	3,157,111
Total			10,447,501
Chemicals 1.0%
Innophos Holdings, Inc.(b)
02/15/2028	9.375%	7,000,000	7,037,402
Olympus Water US Holding Corp.(b)
10/01/2029	6.250%	9,000,000	6,689,443
Total			13,726,845
Construction Machinery 0.3%
PECF USS Intermediate Holding III Corp.(b)
11/15/2029	8.000%	8,350,000	4,399,289
Consumer Cyclical Services 1.0%
Staples, Inc.(b)
04/15/2026	7.500%	7,500,000	6,166,256
Uber Technologies, Inc.(b)
09/15/2027	7.500%	2,100,000	2,157,303
01/15/2028	6.250%	4,695,000	4,699,501
Total			13,023,060
Consumer Products 1.5%
Mattel, Inc.(b)
04/01/2029	3.750%	3,500,000	3,055,066
Mattel, Inc.
10/01/2040	6.200%	2,770,000	2,441,874
11/01/2041	5.450%	1,100,000	911,145
Newell Brands, Inc.
09/15/2027	6.375%	3,664,000	3,484,190
09/15/2029	6.625%	3,150,000	2,987,087

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2023	11

Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SWF Escrow Issuer Corp.(b)
10/01/2029	6.500%	10,500,000	6,264,343
Total			19,143,705
Electric 0.6%
DTE Energy Co.
11/01/2024	4.220%	7,500,000	7,373,849
Food and Beverage 1.6%
Triton Water Holdings, Inc.(b)
04/01/2029	6.250%	13,929,000	11,801,578
United Natural Foods, Inc.(b)
10/15/2028	6.750%	10,320,000	9,629,061
Total			21,430,639
Gaming 1.4%
Colt Merger Sub, Inc.(b)
07/01/2027	8.125%	6,800,000	6,931,061
Scientific Games Holdings LP/US FinCo, Inc.(b)
03/01/2030	6.625%	12,500,000	10,969,564
Total			17,900,625
Health Care 1.7%
Quotient Ltd.(b),(e),(f),(g)
04/15/2030	12.000%	1,596,932	1,596,932
Surgery Center Holdings, Inc.(b)
07/01/2025	6.750%	7,000,000	6,977,459
Tenet Healthcare Corp.
10/01/2028	6.125%	14,000,000	13,270,132
Total			21,844,523
Independent Energy 3.0%
Hilcorp Energy I LP/Finance Co.(b)
04/15/2030	6.000%	14,500,000	13,101,324
Occidental Petroleum Corp.
07/15/2044	4.500%	9,800,000	7,593,023
04/15/2046	4.400%	10,600,000	8,031,205
Southwestern Energy Co.
02/01/2029	5.375%	11,000,000	10,239,558
Total			38,965,110
Leisure 2.6%
Carnival Corp.(b)
05/01/2029	6.000%	16,500,000	13,704,728
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	7,300,000	7,171,582
NCL Corp., Ltd.(b)
02/15/2029	7.750%	9,500,000	8,564,371
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royal Caribbean Cruises Ltd.(b)
08/15/2027	11.625%	4,000,000	4,347,822
Total			33,788,503
Media and Entertainment 3.2%
Clear Channel Outdoor Holdings, Inc.(b)
04/15/2028	7.750%	18,000,000	13,386,496
Deluxe Corp.(b)
06/01/2029	8.000%	8,000,000	6,221,792
Lions Gate Capital Holdings LLC(b)
04/15/2029	5.500%	20,000,000	14,199,060
Mav Acquisition Corp.(b)
08/01/2029	8.000%	9,000,000	7,557,036
Total			41,364,384
Metals and Mining 0.1%
CONSOL Energy, Inc.(b)
11/15/2025	11.000%	1,124,000	1,144,816
Oil Field Services 1.1%
Nabors Industries Ltd.(b)
01/15/2026	7.250%	4,568,000	4,189,774
01/15/2028	7.500%	3,231,000	2,795,229
Transocean Titan Financing Ltd.(b)
02/01/2028	8.375%	7,189,000	7,279,387
Total			14,264,390
Other Financial Institutions 0.0%
WeWork Companies, Inc.(b),(f),(g)
08/15/2027	12.000%	6,975,000	697,500
Packaging 1.3%
ARD Finance SA(b),(f)
06/30/2027	6.500%	8,754,310	6,803,607
Mauser Packaging Solutions Holding Co.(b)
04/15/2027	9.250%	11,500,000	10,496,817
Total			17,300,424
Pharmaceuticals 1.4%
1375209 BC Ltd.(b)
01/30/2028	9.000%	1,957,000	1,957,279
Amgen, Inc.
03/02/2025	5.250%	7,500,000	7,522,420
Bausch Health Companies, Inc.(b)
09/30/2028	11.000%	3,477,000	2,628,674
10/15/2030	14.000%	695,000	439,071
Organon Finance 1 LLC(b)
04/30/2031	5.125%	7,523,000	6,382,933
Total			18,930,377

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Restaurants 1.0%
Fertitta Entertainment LLC/Finance Co., Inc.(b)
01/15/2030	6.750%	16,500,000	13,389,805
Retailers 2.0%
Academy Ltd.(b)
11/15/2027	6.000%	7,833,000	7,616,130
Hanesbrands, Inc.(b)
02/15/2031	9.000%	7,263,000	7,267,680
L Brands, Inc.(b)
10/01/2030	6.625%	7,500,000	7,155,129
Magic MergeCo, Inc.(b)
05/01/2029	7.875%	6,500,000	4,014,982
Total			26,053,921
Supermarkets 0.5%
Safeway, Inc.
02/01/2031	7.250%	6,088,000	6,182,387
Technology 5.3%
Cloud Software Group, Inc.(b)
09/30/2029	9.000%	4,400,000	3,739,385
Consensus Cloud Solutions, Inc.(b)
10/15/2026	6.000%	8,000,000	7,281,458
Diebold Nixdorf, Inc.(b)
07/15/2025	9.375%	2,781,000	578,563
Diebold Nixdorf, Inc.(b),(f)
10/15/2026	8.500%	13,227,138	276,839
Minerva Merger Sub, Inc.(b)
02/15/2030	6.500%	13,000,000	10,698,957
Neptune Bidco US, Inc.(b)
04/15/2029	9.290%	12,155,000	11,149,656
NortonLifeLock, Inc.(b)
09/30/2027	6.750%	9,000,000	8,987,798
09/30/2030	7.125%	5,000,000	4,995,758
Picard Midco, Inc.(b)
03/31/2029	6.500%	8,000,000	7,080,109
Rocket Software, Inc.(b)
02/15/2029	6.500%	14,125,000	11,494,237
Sabre GLBL, Inc.(b)
04/15/2025	9.250%	2,200,000	2,101,559
09/01/2025	7.375%	1,077,000	914,521
Total			69,298,840
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.5%
XPO, Inc.(b)
06/01/2028	6.250%	7,400,000	7,289,023
Total Corporate Bonds & Notes (Cost $529,143,240)			459,662,992

Preferred Debt 0.6%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.6%
Citigroup Capital XIII(h)
10/29/2040	11.643%	250,000	7,157,500
Total Preferred Debt (Cost $6,634,776)			7,157,500

Warrants 0.0%
Issuer	Shares	Value ($)
Health Care 0.0%
Health Care Equipment & Supplies 0.0%
Quotient Ltd.(a)	24,163	18
Quotient Ltd.(a)	111,309	112
Total		130
Total Health Care		130
Total Warrants (Cost $—)		130

Money Market Funds 0.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.241%(i),(j)	508,745	508,491
Total Money Market Funds (Cost $508,390)		508,491
Total Investments in Securities (Cost: $1,383,344,988)		1,287,644,887
Other Assets & Liabilities, Net		22,675,703
Net Assets		1,310,320,590

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2023	13

Portfolio of Investments  (continued)
May 31, 2023
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2023, the total value of these securities amounted to $446,038,100, which represents 34.04% of total net assets.
(c)	Represents a security in default.
(d)	Perpetual security with no specified maturity date.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At May 31, 2023, the total value of these securities amounted to $1,596,932, which represents 0.12% of total net assets.
(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	Valuation based on significant unobservable inputs.
(h)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2023.
(i)	The rate shown is the seven-day current annualized yield at May 31, 2023.
(j)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.241%
	20,206,575	382,223,420	(401,921,605)	101	508,491	(8,196)	755,332	508,745
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies;
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Annual Report 2023

Portfolio of Investments  (continued)
May 31, 2023
Fair value measurements  (continued)
events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	28,341,050	—	—	28,341,050
Consumer Discretionary	23,177,775	—	—	23,177,775
Consumer Staples	35,994,732	—	—	35,994,732
Energy	59,128,500	—	—	59,128,500
Financials	128,255,150	—	—	128,255,150
Health Care	64,544,400	—	—	64,544,400
Industrials	40,228,625	—	—	40,228,625
Information Technology	85,104,175	—	—	85,104,175
Materials	25,172,500	—	—	25,172,500
Real Estate	39,589,906	—	—	39,589,906
Utilities	26,544,450	—	—	26,544,450
Total Common Stocks	556,081,263	—	—	556,081,263
Convertible Bonds	—	167,125,066	—	167,125,066
Convertible Preferred Stocks
Financials	—	18,794,500	—	18,794,500
Health Care	—	10,837,861	—	10,837,861
Industrials	—	13,029,323	—	13,029,323
Information Technology	—	7,425,530	—	7,425,530
Utilities	—	47,022,231	—	47,022,231
Total Convertible Preferred Stocks	—	97,109,445	—	97,109,445
Corporate Bonds & Notes	—	457,368,560	2,294,432	459,662,992
Preferred Debt	7,157,500	—	—	7,157,500
Warrants
Health Care	—	130	—	130
Total Warrants	—	130	—	130
Money Market Funds	508,491	—	—	508,491
Total Investments in Securities	563,747,254	721,603,201	2,294,432	1,287,644,887
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2023	15

Statement of Assets and Liabilities
May 31, 2023
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,382,836,598)	$1,287,136,396
Affiliated issuers (cost $508,390)	508,491
Receivable for:
Investments sold	9,728,599
Capital shares sold	958,189
Dividends	4,280,258
Interest	9,757,075
Foreign tax reclaims	12,480
Prepaid expenses	8,092
Total assets	1,312,389,580
Liabilities
Due to custodian	425
Payable for:
Capital shares purchased	1,807,553
Management services fees	22,895
Distribution and/or service fees	7,707
Transfer agent fees	107,997
Compensation of board members	78,565
Other expenses	43,848
Total liabilities	2,068,990
Net assets applicable to outstanding capital stock	$1,310,320,590
Represented by
Paid in capital	1,462,362,944
Total distributable earnings (loss)	(152,042,354)
Total - representing net assets applicable to outstanding capital stock	$1,310,320,590
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Annual Report 2023

Statement of Assets and Liabilities  (continued)
May 31, 2023
Class A
Net assets	$349,965,982
Shares outstanding	28,312,170
Net asset value per share	$12.36
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.11
Advisor Class
Net assets	$40,614,609
Shares outstanding	3,251,724
Net asset value per share	$12.49
Class C
Net assets	$191,070,127
Shares outstanding	15,570,860
Net asset value per share	$12.27
Institutional Class
Net assets	$666,293,909
Shares outstanding	53,921,554
Net asset value per share	$12.36
Institutional 2 Class
Net assets	$39,047,213
Shares outstanding	3,123,450
Net asset value per share	$12.50
Institutional 3 Class
Net assets	$22,442,556
Shares outstanding	1,825,235
Net asset value per share	$12.30
Class R
Net assets	$886,194
Shares outstanding	71,778
Net asset value per share	$12.35
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2023	17

Statement of Operations
Year Ended May 31, 2023
Net investment income
Income:
Dividends — unaffiliated issuers	$38,115,075
Dividends — affiliated issuers	755,332
Interest	46,649,935
Interfund lending	113
Foreign taxes withheld	(41,310)
Total income	85,479,145
Expenses:
Management services fees	8,863,891
Distribution and/or service fees
Class A	900,302
Class C	2,146,110
Class R	4,898
Transfer agent fees
Class A	292,598
Advisor Class	42,323
Class C	174,214
Institutional Class	568,991
Institutional 2 Class	29,668
Institutional 3 Class	1,805
Class R	796
Compensation of board members	38,130
Custodian fees	9,492
Printing and postage fees	91,439
Registration fees	157,954
Accounting services fees	30,090
Legal fees	31,257
Compensation of chief compliance officer	270
Other	35,495
Total expenses	13,419,723
Expense reduction	(60)
Total net expenses	13,419,663
Net investment income	72,059,482
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(64,810,664)
Investments — affiliated issuers	(8,196)
Net realized loss	(64,818,860)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(132,064,429)
Investments — affiliated issuers	101
Net change in unrealized appreciation (depreciation)	(132,064,328)
Net realized and unrealized loss	(196,883,188)
Net decrease in net assets resulting from operations	$(124,823,706)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Annual Report 2023

Statement of Changes in Net Assets
	Year Ended May 31, 2023	Year Ended May 31, 2022
Operations
Net investment income	$72,059,482	$58,163,026
Net realized gain (loss)	(64,818,860)	57,932,135
Net change in unrealized appreciation (depreciation)	(132,064,328)	(129,244,474)
Net decrease in net assets resulting from operations	(124,823,706)	(13,149,313)
Distributions to shareholders
Net investment income and net realized gains
Class A	(27,400,922)	(28,924,537)
Advisor Class	(4,161,116)	(4,896,894)
Class C	(14,805,054)	(18,629,219)
Institutional Class	(55,111,107)	(53,681,002)
Institutional 2 Class	(4,209,195)	(5,504,814)
Institutional 3 Class	(1,813,733)	(1,764,705)
Class R	(72,445)	(87,902)
Total distributions to shareholders	(107,573,572)	(113,489,073)
Increase in net assets from capital stock activity	38,636,588	353,304,182
Total increase (decrease) in net assets	(193,760,690)	226,665,796
Net assets at beginning of year	1,504,081,280	1,277,415,484
Net assets at end of year	$1,310,320,590	$1,504,081,280
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2023	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	May 31, 2023		May 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	6,394,484	84,796,868	7,695,132	118,865,323
Distributions reinvested	2,070,228	26,918,174	1,867,061	28,276,585
Redemptions	(5,662,836)	(74,275,805)	(4,675,421)	(71,774,812)
Net increase	2,801,876	37,439,237	4,886,772	75,367,096
Advisor Class
Subscriptions	1,060,158	14,224,061	2,364,105	37,097,040
Distributions reinvested	315,860	4,148,386	320,200	4,893,480
Redemptions	(2,491,937)	(32,924,316)	(1,805,017)	(28,295,014)
Net increase (decrease)	(1,115,919)	(14,551,869)	879,288	13,695,506
Class C
Subscriptions	1,798,121	23,728,293	3,699,449	57,160,500
Distributions reinvested	1,141,051	14,766,667	1,234,165	18,571,698
Redemptions	(4,344,297)	(56,858,147)	(3,319,328)	(50,590,070)
Net increase (decrease)	(1,405,125)	(18,363,187)	1,614,286	25,142,128
Institutional Class
Subscriptions	16,836,250	222,554,298	20,077,936	308,144,991
Distributions reinvested	4,215,522	54,775,418	3,523,851	53,340,988
Redemptions	(17,557,490)	(229,780,514)	(9,254,572)	(141,972,179)
Net increase	3,494,282	47,549,202	14,347,215	219,513,800
Institutional 2 Class
Subscriptions	872,590	11,714,330	2,903,364	44,953,976
Distributions reinvested	318,083	4,183,579	358,447	5,481,177
Redemptions	(2,452,165)	(32,391,458)	(2,490,769)	(37,822,086)
Net increase (decrease)	(1,261,492)	(16,493,549)	771,042	12,613,067
Institutional 3 Class
Subscriptions	556,635	7,345,502	614,850	9,462,948
Distributions reinvested	140,354	1,813,521	117,126	1,764,444
Redemptions	(459,329)	(6,034,866)	(273,612)	(4,140,660)
Net increase	237,660	3,124,157	458,364	7,086,732
Class R
Subscriptions	19,371	251,944	23,577	358,476
Distributions reinvested	5,559	72,239	5,784	87,647
Redemptions	(30,271)	(391,586)	(35,885)	(560,270)
Net decrease	(5,341)	(67,403)	(6,524)	(114,147)
Total net increase	2,745,941	38,636,588	22,950,443	353,304,182
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Annual Report 2023

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Columbia Flexible Capital Income Fund | Annual Report 2023	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 5/31/2023	$14.56	0.67	(1.85)	(1.18)	(0.67)	(0.35)	(1.02)
Year Ended 5/31/2022	$15.90	0.63	(0.71)	(0.08)	(0.63)	(0.63)	(1.26)
Year Ended 5/31/2021	$12.06	0.58	3.90	4.48	(0.64)	—	(0.64)
Year Ended 5/31/2020	$12.56	0.62	(0.53)	0.09	(0.59)	—	(0.59)
Year Ended 5/31/2019	$12.98	0.55	(0.44)	0.11	(0.53)	—	(0.53)
Advisor Class
Year Ended 5/31/2023	$14.71	0.71	(1.88)	(1.17)	(0.70)	(0.35)	(1.05)
Year Ended 5/31/2022	$16.04	0.68	(0.71)	(0.03)	(0.67)	(0.63)	(1.30)
Year Ended 5/31/2021	$12.16	0.63	3.93	4.56	(0.68)	—	(0.68)
Year Ended 5/31/2020	$12.66	0.66	(0.54)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$13.08	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Class C
Year Ended 5/31/2023	$14.46	0.57	(1.84)	(1.27)	(0.57)	(0.35)	(0.92)
Year Ended 5/31/2022	$15.80	0.51	(0.71)	(0.20)	(0.51)	(0.63)	(1.14)
Year Ended 5/31/2021	$11.99	0.47	3.89	4.36	(0.55)	—	(0.55)
Year Ended 5/31/2020	$12.48	0.53	(0.53)	0.00(d)	(0.49)	—	(0.49)
Year Ended 5/31/2019	$12.90	0.45	(0.44)	0.01	(0.43)	—	(0.43)
Institutional Class
Year Ended 5/31/2023	$14.56	0.71	(1.86)	(1.15)	(0.70)	(0.35)	(1.05)
Year Ended 5/31/2022	$15.90	0.67	(0.71)	(0.04)	(0.67)	(0.63)	(1.30)
Year Ended 5/31/2021	$12.06	0.61	3.91	4.52	(0.68)	—	(0.68)
Year Ended 5/31/2020	$12.56	0.66	(0.54)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$12.98	0.58	(0.44)	0.14	(0.56)	—	(0.56)
Institutional 2 Class
Year Ended 5/31/2023	$14.72	0.71	(1.87)	(1.16)	(0.71)	(0.35)	(1.06)
Year Ended 5/31/2022	$16.06	0.68	(0.72)	(0.04)	(0.67)	(0.63)	(1.30)
Year Ended 5/31/2021	$12.17	0.62	3.95	4.57	(0.68)	—	(0.68)
Year Ended 5/31/2020	$12.67	0.67	(0.55)	0.12	(0.62)	—	(0.62)
Year Ended 5/31/2019	$13.09	0.59	(0.45)	0.14	(0.56)	—	(0.56)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Flexible Capital Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2023	$12.36	(8.30%)	0.99%	0.99%(c)	5.11%	44%	$349,966
Year Ended 5/31/2022	$14.56	(0.65%)	0.98%	0.98%	4.06%	38%	$371,502
Year Ended 5/31/2021	$15.90	38.27%	1.00%	1.00%	4.13%	58%	$327,938
Year Ended 5/31/2020	$12.06	0.80%	1.01%	1.01%	4.95%	59%	$218,974
Year Ended 5/31/2019	$12.56	0.82%	1.02%	1.02%	4.31%	32%	$212,999
Advisor Class
Year Ended 5/31/2023	$12.49	(8.11%)	0.74%	0.74%(c)	5.33%	44%	$40,615
Year Ended 5/31/2022	$14.71	(0.32%)	0.73%	0.73%	4.32%	38%	$64,229
Year Ended 5/31/2021	$16.04	38.61%	0.75%	0.75%	4.42%	58%	$55,969
Year Ended 5/31/2020	$12.16	1.06%	0.76%	0.76%	5.21%	59%	$19,454
Year Ended 5/31/2019	$12.66	1.07%	0.77%	0.77%	4.54%	32%	$24,065
Class C
Year Ended 5/31/2023	$12.27	(9.01%)	1.74%	1.74%(c)	4.33%	44%	$191,070
Year Ended 5/31/2022	$14.46	(1.41%)	1.73%	1.73%	3.30%	38%	$245,459
Year Ended 5/31/2021	$15.80	37.25%	1.75%	1.75%	3.40%	58%	$242,640
Year Ended 5/31/2020	$11.99	0.06%	1.76%	1.76%	4.20%	59%	$209,401
Year Ended 5/31/2019	$12.48	0.07%	1.77%	1.77%	3.56%	32%	$213,342
Institutional Class
Year Ended 5/31/2023	$12.36	(8.06%)	0.74%	0.74%(c)	5.35%	44%	$666,294
Year Ended 5/31/2022	$14.56	(0.40%)	0.73%	0.73%	4.33%	38%	$734,226
Year Ended 5/31/2021	$15.90	38.60%	0.75%	0.75%	4.39%	58%	$573,637
Year Ended 5/31/2020	$12.06	1.07%	0.76%	0.76%	5.22%	59%	$426,343
Year Ended 5/31/2019	$12.56	1.08%	0.77%	0.77%	4.56%	32%	$406,033
Institutional 2 Class
Year Ended 5/31/2023	$12.50	(8.08%)	0.71%	0.71%	5.32%	44%	$39,047
Year Ended 5/31/2022	$14.72	(0.37%)	0.71%	0.71%	4.33%	38%	$64,534
Year Ended 5/31/2021	$16.06	38.70%	0.73%	0.73%	4.41%	58%	$58,024
Year Ended 5/31/2020	$12.17	1.10%	0.73%	0.73%	5.25%	59%	$29,105
Year Ended 5/31/2019	$12.67	1.10%	0.74%	0.73%	4.59%	32%	$18,828
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2023	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2023	$14.49	0.71	(1.84)	(1.13)	(0.71)	(0.35)	(1.06)
Year Ended 5/31/2022	$15.83	0.68	(0.71)	(0.03)	(0.68)	(0.63)	(1.31)
Year Ended 5/31/2021	$12.01	0.62	3.89	4.51	(0.69)	—	(0.69)
Year Ended 5/31/2020	$12.51	0.67	(0.54)	0.13	(0.63)	—	(0.63)
Year Ended 5/31/2019	$12.93	0.59	(0.44)	0.15	(0.57)	—	(0.57)
Class R
Year Ended 5/31/2023	$14.55	0.64	(1.86)	(1.22)	(0.63)	(0.35)	(0.98)
Year Ended 5/31/2022	$15.88	0.59	(0.70)	(0.11)	(0.59)	(0.63)	(1.22)
Year Ended 5/31/2021	$12.05	0.54	3.90	4.44	(0.61)	—	(0.61)
Year Ended 5/31/2020	$12.55	0.59	(0.54)	0.05	(0.55)	—	(0.55)
Year Ended 5/31/2019	$12.97	0.52	(0.45)	0.07	(0.49)	—	(0.49)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Flexible Capital Income Fund | Annual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2023	$12.30	(7.96%)	0.67%	0.67%	5.44%	44%	$22,443
Year Ended 5/31/2022	$14.49	(0.33%)	0.66%	0.66%	4.40%	38%	$23,010
Year Ended 5/31/2021	$15.83	38.70%	0.68%	0.68%	4.47%	58%	$17,878
Year Ended 5/31/2020	$12.01	1.16%	0.68%	0.68%	5.36%	59%	$14,621
Year Ended 5/31/2019	$12.51	1.16%	0.70%	0.69%	4.66%	32%	$9,267
Class R
Year Ended 5/31/2023	$12.35	(8.54%)	1.24%	1.24%(c)	4.83%	44%	$886
Year Ended 5/31/2022	$14.55	(0.84%)	1.23%	1.23%	3.78%	38%	$1,122
Year Ended 5/31/2021	$15.88	37.88%	1.25%	1.25%	3.88%	58%	$1,329
Year Ended 5/31/2020	$12.05	0.52%	1.26%	1.26%	4.68%	59%	$912
Year Ended 5/31/2019	$12.55	0.57%	1.27%	1.27%	4.08%	32%	$1,402
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Annual Report 2023	25

Notes to Financial Statements
May 31, 2023
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The
26	Columbia Flexible Capital Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Flexible Capital Income Fund | Annual Report 2023	27

Notes to Financial Statements  (continued)
May 31, 2023
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
28	Columbia Flexible Capital Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2023 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Flexible Capital Income Fund | Annual Report 2023	29

Notes to Financial Statements  (continued)
May 31, 2023
For the year ended May 31, 2023, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.08
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended May 31, 2023, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,151,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2023, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended May 31, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	728,364
Class C	—	1.00(b)	14,283

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
30	Columbia Flexible Capital Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2022 through September 30, 2023	Prior to October 1, 2022
Class A	1.15%	1.20%
Advisor Class	0.90	0.95
Class C	1.90	1.95
Institutional Class	0.90	0.95
Institutional 2 Class	0.88	0.94
Institutional 3 Class	0.83	0.89
Class R	1.40	1.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, investments in certain convertible securities, deemed distributions, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, re-characterization of distributions for investments, investments in partnerships and/or grantor trusts and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(444,604)	(635,316)	1,079,920
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Flexible Capital Income Fund | Annual Report 2023	31

Notes to Financial Statements  (continued)
May 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2023			Year Ended May 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
70,801,021	36,772,551	107,573,572	55,987,653	57,501,420	113,489,073
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
13,858,701	—	(64,430,178)	(101,395,122)
At May 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,389,040,009	67,930,850	(169,325,972)	(101,395,122)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(55,637,974)	(8,792,204)	(64,430,178)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $622,380,576 and $601,820,481, respectively, for the year ended May 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
32	Columbia Flexible Capital Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	400,000	5.10	2
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its  borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2023.
Note 9. Significant risks
Convertible securities risk
Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Columbia Flexible Capital Income Fund | Annual Report 2023	33

Notes to Financial Statements  (continued)
May 31, 2023
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At May 31, 2023, affiliated shareholders of record owned 34.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
34	Columbia Flexible Capital Income Fund | Annual Report 2023

Notes to Financial Statements  (continued)
May 31, 2023
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Flexible Capital Income Fund | Annual Report 2023	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Flexible Capital Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Flexible Capital Income Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the five years in the period ended May 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 21, 2023
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Flexible Capital Income Fund | Annual Report 2023

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended May 31, 2023. Shareholders will be notified in early 2024 of the amounts for use in preparing 2023 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends
41.73%	39.71%	4.50%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	174	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018; former Board Member, Chase Bank International, 1993-1994
Columbia Flexible Capital Income Fund | Annual Report 2023	37

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	174	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Richard M. Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	174	Trustee, New York Presbyterian Hospital Board, since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee, Nominating and Governance Committee), since 2019; Director, Apollo Commercial Real Estate Finance, Inc. (Chair, Nominating and Governance Committee) (financial services), since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	174	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	CEO and President, RhodeWay Financial (non-profit financial planning firm), since December 2022; Member, FINRA National Adjudicatory Council, since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	172	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios (former mutual fund complex), January 2015-December 2017
38	Columbia Flexible Capital Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	172	Treasurer, Edinburgh University US Trust Board, since January 2023; Member, HBS Community Action Partners Board, since September 2022; former Director, University of Edinburgh Business School (Member of US Board), 2004-2019; former Director, Boston Public Library Foundation, 2008-2017
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor of Economics and Management, Bentley University, since 2002; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	174	Former Trustee, MA Taxpayers Foundation, 1997-2022; former Director, The MA Business Roundtable, 2003-2019; former Chairperson, Innovation Index Advisory Committee, MA Technology Collaborative, 1997-2020
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	174	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	174	Director, SpartanNash Company since November 2013 (Chair of the Board, since May 2021) (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing), since August 2006; former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	172	None
Columbia Flexible Capital Income Fund | Annual Report 2023	39

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	172	Director, CSX Corporation (transportation suppliers); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016; former Senior Adviser to The Carlyle Group (financial services), March 2008-September 2008; former Governance Consultant to Bridgewater Associates, January 2013-December 2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	174	Director, Valmont Industries, Inc. (irrigation systems manufacturer), since 2012; Trustee, Carleton College (on the Investment Committee), since 1987; Trustee, Carnegie Endowment for International Peace (on the Investment Committee), since 2009
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2022; Advisor, Paradigm Asset Management, November 2016-January 2022; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	172	Independent Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2010-2021; Independent Director, (Executive Committee and Chair, Audit Committee), Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2016; Independent Director, (Investment Committee), Sarona Asset Management, since 2019
40	Columbia Flexible Capital Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	174	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, since 2022
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, since April 2015; President and Principal Executive Officer of the Columbia Funds, since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	174	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since, January 2022; Director, Columbia Threadneedle Canada, Inc., since December 2022
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Flexible Capital Income Fund | Annual Report 2023	41

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and North America Head of Operations & Investor Services, Columbia Management Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust Company, since June 2023.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively.
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly, President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds, since 2005.
42	Columbia Flexible Capital Income Fund | Annual Report 2023

TRUSTEES AND OFFICERS  (continued)
(Unaudited)
Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC, since 2010; Director (since January 2007) and President (since October 2014), Columbia Management Investment Services Corp.; Director (since December 2017) and President (since January 2017), Ameriprise Trust Company.
 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2022, through December 31, 2022, including:
•	the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•	there were no material changes to the Program during the period;
•	the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•	the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Flexible Capital Income Fund | Annual Report 2023	43

Columbia Flexible Capital Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN148_05_N01_(07/23)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$392,200	$384,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$0	$10,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended May 31, 2023 and May 31, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$137,500	$48,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2023 and May 31, 2022, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$557,000	$535,000

In fiscal years 2023 and 2022, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2023 and May 31, 2022 are approximately as follows:

2023	2022
$694,500	$593,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 21, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	July 21, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	July 21, 2023